As filed with the Securities and Exchange Commission on June 4, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: March 31

Date of reporting period: April 1, 2014 – March 31, 2015

ITEM 1. REPORT TO STOCKHOLDERS.

ABSOLUTE FUNDS

ANNUAL REPORT

MARCH 31, 2015

ABSOLUTE
INVESTMENT ADVISERS

The views in this report were those of Absolute Strategies Fund and Absolute Credit Opportunities Fund’s (each a “Fund” and collectively the “Funds”) adviser as of March 31, 2015, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and do not constitute investment advice. None of the information presented should be construed as an offer to sell or recommendation of any security mentioned herein.

Since the Funds utilize multi-manager strategies with multiple sub-advisers, they may be exposed to varying forms of risk. These risks include, but are not limited to, general market risk, multi-manager risk, non-diversification risk, small company risk, foreign risk, interest rate risk, credit risk, prepayment risk, IPO risk, liquidity risk, high turnover risk, leverage risk, pooled investment vehicle risk and derivatives risk. For a complete description of the Funds’ principal investment risks, please refer to each Fund’s prospectus.

Beta is a measure of an asset’s sensitivity to broad market moves, as measured for instance by the S&P 500® Index. A fund with a realized beta of 0.5 with respect to the S&P 500®Index infers that about 50% of the fund’s returns were explained by the performance of the index (the rest of the performance was independent of the index). Standard deviation indicates the volatility of a fund’s total returns and is useful because it identifies the spread of a fund’s short-term fluctuations. The HFR Indices are equally weighted performance indexes, utilized by numerous hedge fund managers as a benchmark for their own hedge funds. One cannot invest directly in an index.

Absolute Strategies Fund, Absolute Funds, and Absolute Investment Advisers are registered service marks of Absolute Investment Advisers LLC (“AIA” and “Absolute”) and the respective logos and Absolute Credit Opportunities Fund are service marks of AIA; and other marks referred to herein are the trademarks, service marks or registered trademarks of their respective owners.

ABSOLUTE STRATEGIES FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2015

Dear Shareholder,

We are pleased to present the Annual Report for the Absolute Strategies Fund (the “Fund”) for the year ended March 31, 2015.  The Fund (Institutional Shares) was up 0.27% over the 12 months ended March 31 versus 0.36% for the HFRX Global Hedge Fund Index and 12.73% for the S&P 500 Index.  The Fund’s performance over the period can be attributed to very conservative positioning.  At the risk of sounding like a broken record, the Fund has maintained a balance of long and short exposures with an overall quality/value bias.  During the period, there were times such as mid-October 2014 and January 2015, when this positioning was well rewarded.  In fact, the Fund has done very well producing positive returns during each market selloff over the past year.  However, we believe the overall period can be defined as a continuation of an unusually low volatility environment that has rewarded market risk and central bank directives more than value and security selection.

The Fund is positioned to isolate stock/bond selection, and take advantage of disconnects between security prices and fundamentals (long and short).  Many of the largest disconnects currently appear to be on the short side.  This exposure is meant to offer an alternative to the many traditional and non-traditional funds whose performance appears highly correlated to market risk (beta), stimulus programs, and ongoing central bank emphasis.  It is worth noting that the Fund is not a static vehicle.  It is designed to have a high degree of flexibility.  It should be expected that long and short exposures will vary over time.  Our net exposure is currently at the lowest end of our historical range and much lower than our desired exposure over time; there will be times when the Fund sees more opportunity to take on long exposure and higher beta.  However, as mentioned previously, there are ample opportunities on the short side that we have not seen in some time.  As such, we are very comfortable with our current positioning as contrarian as it may seem.  Additionally, we believe that although the last few years have been difficult for our Fund, it is undoubtedly better than the large losses experienced by traditional investments when they experience difficult environments.

The Fund’s allocations continue to be mostly in equity related strategies, with smaller allocations to credit, arbitrage and special situations.  This is primarily due to concerns regarding liquidity in the credit markets.  The equity strategies as a group have a balance of long and short exposure.  The long side has been dominated by mostly U.S. large-cap companies within consumer staples, health care, and “legacy” technology with strong brand names and competitive advantages.  It also includes select new positions in energy and commodity related companies where our managers believe the businesses have less sensitivity to falling commodity prices than the market perceives.  Our managers are starting to see potential opportunities in a variety of recently unloved equities.

The short side of the equity portfolio continues to be dominated by various index hedges (futures), industrial and consumer cyclicals, and financials in Europe and Asia.  Overall these companies are trading at high valuations and/or are dependent on a high level of global economic growth (which has been absent).  Taken in aggregate, this positioning may be viewed as quality vs. non-quality.  Shorts in European and Asian financials are more special situation or catalyst driven.  Several European banks have taken on leverage and credit risk that may make Lehman Brothers and Bear Stearns look like afterthoughts.  They are also heavily exposed to European sovereign debt issues, which, by being packaged inside the Euro, are now the 2006 equivalent of AAA sub-prime Credit Default Obligations (except today it is in plain view).  Many Asian banks are susceptible to large credit distortions and a potential bursting bubble in China; several banks are starting to see large increases in non-performing loans and have had to eliminate dividends.

The Fund’s overall hedging has performed as intended by reducing market beta and by enabling larger allocations to concentrated long positions.  For the period, equity futures-related hedges benefited slightly by having a significant position in the Russell 2000; this was removed in October 2014.  On the negative side, the Fund’s sub-advisers’ long value bias has slightly underperformed other index hedges.  This is not unusual over short time periods.  However, over a full market cycle we would expect our long exposure to outperform.

Over the period we have reduced allocations to distressed credit and convertible arbitrage strategies, while adding exposure to newer sub-advisers in long/short credit and special situations strategies.  We are likely to continue moving away from unhedged fixed income due to price and liquidity concerns.  We are also looking at a variety of

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ABSOLUTE STRATEGIES FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2015

short term inflation hedges (or guards against further policy maker intervention) that are both low-priced and potentially positioned for new bouts of money printing and currency wars.  We have recently taken advantage of the large drop in commodity prices to add a modest amount of commodity-related exposure to the Fund’s positioning.   For further information regarding our sub-advisers and their strategies, please visit our website.

The last few years have been the most difficult and frustrating for our strategy since our Fund’s inception almost 10 years ago.  Our performance can be fairly assessed by our very conservative positioning over the past 2 years.  We’ve been effectively market neutral, including a slightly negative beta bias over the past 18 months.  Why has our positioning been so defensive?  Following the initial recovery in asset prices and fundamentals (which we correctly positioned for), we did not believe that lofty expectations for global economic and fundamental growth would be met.  We were correct.  Global economic and revenue growth has been nowhere near expectations – every single year since 2011.  Instead, investors have bid up asset prices (every single year), in hopes that growth would hit some escape velocity.  In doing so, we believe asset prices have gone up over the past few years almost solely on the back of multiple expansion (asset inflation) that was fully promoted by the Federal Reserve and other central banks.

The cleanest way to put this “bull market” into fundamental context is to simply examine revenue growth vs. total return for the S&P 500 and MSCI World Index since the end of 2008:

For US markets, that’s a 159% return for 15% total revenue growth.  US Real GDP growth averaged only 1.9% over this time.  And, much of the economic growth came from the energy sector which is now under significant pressure.  How many investors are truly aware of this picture?

To be fair, much of the performance gain in equity markets since 2008 came from depressed prices which, we whole heartedly agree, was a great opportunity to be long risky assets.  This is why our portfolio was positioned very aggressively (for our strategy) coming out of 2008, after being defensive going into 2008.  However by the end of 2011, prices were no longer depressed and the S&P 500 was, at the time, up nearly 100% from the 2009 bottom to Dec. 31, 2011.  This is the point at which we believe European Central Bank jaw-boning, Fed quantitative easing (QE), and corporate financial engineering started to prompt performance and yield chasing by much of the financial community.  There was also continuous assurance from Wall Street, the Fed, and the government that the economic recovery was on an escape path for 3%-3.5% GDP growth. Putting all of that into fundamental context looks like this:

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ABSOLUTE STRATEGIES FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2015

In summary, since 2011, (and importantly post the initial 2008 rebound), global equity revenues have hardly grown at all; that’s less than 1% total revenue growth in 3 years.  US Real GDP growth has only averaged 2.1% from 2011-2014, despite assurances of the “recovery.”  The S&P 500 is up another 74.5% on the back of 12.3% total revenue growth.  This includes any benefit of stock buybacks as the figures are per share.

Apparently math and finance have changed in this new era of QE inspiration.  Markets today are not about investing; they are all about central banks.  We’ve been punished for staying disciplined.  We did not place a high probability on investor willingness to follow the Fed, chase momentum and drive financial markets into near bubble levels for the 3rd time in 15 years.  After two historic episodes of driving unsustainable economic growth via excess liquidity in financial markets, it appears the financial community has decided that central banks are firmly in control.  This is the same Fed whose recipe for liquidity-fueled asset inflation ended in complete bust multiple times.  We ask ourselves, “How can we possibly be here, again?”  It doesn’t matter.  Our discipline cost us and we missed much of the last run up.  Like every investment, there are times when your strategy is no match for certain short-term market environments.  For many traditional strategies, a mis-match would mean significant losses.  For us it has simply been significantly frustrating.  But now what?

We’ve had 6 ½ years of continuous “emergency” assistance, including zero percent interest rates, over $24 trillion in global central bank stimulus, plus trillions more in deficit spending.  Trillions of dollars in sovereign debt have traded at negative yields with trillions more under 2%.  Some of the least credit worthy European sovereign debt is trading as investment grade and appears nearly risk-free simply because it is being “packaged” inside the Euro wrapper.  Some very large European institutions also own a great deal of this debt, but supposedly they are not at risk either.  Doesn’t that sound familiar?  As for corporations, according to the Bank of International Settlements, dollar-denominated global corporate debt is up 250% since 2008; much of this may be significantly impacted by a rising US Dollar.  US covenant-lite debt, which is generally the worst of the junk market, represents an astounding 2/3 of total debt issuance, up from 25-30% at the 2007 peak.  This is just another massive central bank-induced credit expansion that has led to unsustainable asset inflation.  If anyone has forgotten, 2007 was the granddaddy of all credit bubbles.  What are we supposed to call this?

As for the equity markets, margin debt is at historic highs and margin debt to GDP has now reached 2000 levels.  Valuations are now well beyond 2007 peak levels and nearing 2000 levels. Equity market capitalization to GDP is the highest in history outside of a couple of quarters around the 2000 bubble peak; it is over 2 standard deviations above the norm.  The median price/revenue of the S&P 500 is the highest in history and above the 2000 bubble; it is also more than 2 standard deviations above the norm.  If not for historically high corporate profit margins, the price/earnings ratio for the S&P 500 would be about 30x (using historical average margins).  Even using the profit margin from the 1997-2000 bubble peak would give the S&P 500 a P/E of 26.  The only way financial pundits can justify meaningful equity exposure is to compare valuations to the 2000 bubble; to require no cyclical adjustment to excessive profit margins; to make no assumptions interest rates will ever rebound; and to

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ABSOLUTE STRATEGIES FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2015

use some of the highest valuation multiples in history.  They also need to completely ignore the lack of revenue growth.

At some point, both equities and bonds will reach exhaustion.  At that point, the impact of liquidity on price and risk could be sudden and painful.  To quote one of the Fund’s sub-advisers, Robert Mark of St. James Investment Co.,

“…liquidity provided by central banks simply perpetuates the illusion of maximum pricing and stability for stocks and bonds while shifting the risk curve to the point where any deviation from “perfection” – or loss of faith in the liquidity of its providers – will ultimately lead to a waterfall in price.  When this moment materializes, there is essentially no market because the investor cannot sell.”

There will be no warning for investors before they start losing money.  Whatever the eventual “cause,” we believe it is likely already working its way through the financial system.  This was the case with the delayed reaction of equity prices in 2007-08, and with oil and commodity prices last year; there was also no debate of a bubble in either market before prices dropped 50%.  It’s not a stretch to say the equity markets are at risk of dropping 40% or more over the next few years.  It’s also not a stretch to put current upside risk at <10% given the Fed has spent a tremendous amount of goodwill trying to discuss rate tightening and regime change.  A quick move back toward QE would seriously damage any remaining credibility.

As for the credit markets, investors who used to worry about duration risk while earning 6-7% are now taking on significant duration risk, credit risk, and liquidity risk to earn income that used to be considered risk-free and FDIC insured.  We believe the chances of interest rates going back up from here are much greater than zero.  This is not because we believe economic growth is going to rebound strongly, but because interest rates are so low that even the most complacent investor must be considering risk/reward.  Trillions of dollars in debt is trading near zero interest rates; how much further does this secular bond bull need to go?

Additionally, we believe the Fed has really boxed themselves into a corner.  They’ve had numerous opportunities to get off the zero bound.  But now they are dealing with twin bubbles in bonds and stocks along with an economy that has slowed.  However, the real problem may exist with their academic approach and their data dependence.  The well-known data here is the unemployment rate and the inflation rate, both of which could easily force the Fed’s hand despite low economic growth or a decline in equity prices.  The unemployment rate is already in the Fed’s target range, and a slight rebound in commodity prices along with modest rent or wage pressures could really cause mass confusion.  It’s not at all impossible to imagine a rebound in inflation statistics, volatility in interest rates, a low growth economy, and a large drop in equity prices.  This is not to say the Fed will or should raise rates.  They have simply created bureaucratic targets that are easily identifiable and difficult to steer from.  The Fed’s credibility could be put to the test sooner than anyone can imagine and it may only take a few months of data.  At a minimum, the potential for volatility in bond prices, interest rates, and currencies could be extreme and is completely untested by decades of backward-looking financial models.

The entire risk management environment is completely surreal and quite bizarre.  Only 6 years after many investors were nearly wiped out, a disciplined approach focused on managing risk is now outright mocked and punished as Fed-fueled markets reach historic heights.  Many of those dismissing risk are the same ones caught naked during the financial crisis and swore they would never let that happen again.  The S&P 500 is now considered the risk-free rate and the risk of loss is no longer applicable.  Wall Street has once again reached mass delusion.  Both fiduciary responsibility and “other people’s money” are firmly at risk as savers have been forced into risky assets to maintain basic income.  And now, no asset class is without risk.  GMO LLC, a Boston-based asset manager, recently posted their widely followed 7-yr real-return forecasts for asset classes.  They estimate negative 7-yr real returns for every major asset class except US High Quality stocks, and Emerging Markets.  Negative returns are forecast for US Large & Small stocks, International Large & Small stocks, US bonds, International bonds and US Inflation-linked bonds.

We have been very fortunate to work with disciplined and honest financial advisors.  It certainly has not been easy for many of them to talk about risk when their clients see stock and bond prices hitting constant highs with no

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ABSOLUTE STRATEGIES FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2015

volatility.  It has probably been the most difficult era ever to maintain true diversification and not be tempted to chase performance.  It’s hard to blame those who have given in to the circumstances.  We understand the pressures and hope many can find a way to talk honestly with their clients without worrying them.  However, there also may never be a more important time to consider the probability that markets eventually return to fair value.  You cannot try to time an exit.  Anyone who has survived the past 15 years knows there are times when you need to focus on defense.  There is also a decent probability that a longer, 30-yr cycle driven by a continuous drop in interest rates that has manifested into enormous credit expansion and historical debt levels may be nearing its end.  Given that certain global bond markets are nearing 0% yields, longer term investors should be giving this serious consideration.  It is hard to imagine, but at some point the secular interest rate trend will reverse.  Some asset classes such as REITs, private equity, and junk bonds actually have no experience with a sustained period of rising interest rates.

We do not know how all of this will end.  Many statistics that measure risk or suggest highly overvalued markets are at very dangerous levels.  These statistics are also highly cyclical and mean-reverting.  Even though many of these same statistics have forewarned of frothiness in the past or are strongly correlated to negative future returns, they are again dismissed.  That would suggest the markets are pricing in a very favorable outcome and it cannot end badly.  We disagree.  We think there will likely be a significant re-pricing of risk, tremendous volatility, and unique opportunities to invest both long and short.  Although the past few years have been tough, we are incredibility optimistic about the future investing climate for our strategy.  As for inflation vs. deflation, we expect both.  It just may not be in the form most investors are prepared for; the stock, bond, and commodity trends of the past few years could be nearing a turning point.  We also firmly agree with renowned hedge fund investor Stanley Druckenmiller who recently commented on Fed QE and on the current environment:

“I don’t know when it’s going to stop. And on inflation this could end up being inflationary.  …but there is nothing more deflationary than creating a phony asset bubble, having a bunch of investors plow into it and then having it pop.  That is deflationary.”

Thank you for trusting us with your assets.  We believe your patience will be well rewarded.

Sincerely,
Jay Compson
Portfolio Manager
Absolute Investment Advisers LLC

Sources:
Bloomberg and St. James Investment Co.

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ABSOLUTE CREDIT OPPORTUNITIES FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2015

Dear Shareholder,

We are pleased to present the annual report for the Absolute Credit Opportunities Fund (the “Fund”) for the year ended March 31, 2015.

On October 1, 2014, the Absolute Opportunities Fund changed its strategy, reduced its advisory fee from 2.75% of net assets to 1.60% and was renamed the Absolute Credit Opportunities Fund. The Fund’s strong performance from 2008 to 2010 was primarily related to credit or distressed credit related investments and we recently decided to focus the Fund’s investments in that area. Over the 12 months ended March 31, 2015, the Fund was up 4.28% versus 0.36% for the HFRX Global Hedge Fund Index.

Since October 1, 2014, the Fund’s long positions, in particular its concentrated group of convertibles and high-yield securities, made a positive contribution to the Fund’s returns. The Fund’s short securities and/or hedges, on the other hand, detracted from the Fund’s performance.

We believe the Fund now provides an attractive credit or fixed income alternative to what is currently available in the marketplace. Investors are scrambling for yield after five years of short-term interest rates near zero and very suppressed intermediate and long–term interest rates. We believe traditional bond market risks, including interest-rate, credit and liquidity risk, are overpriced as a result of central bank actions. And there is no way of knowing whether the risks of rising interest rates or those surrounding credit and liquidity will be the primary risk going forward.

In our opinion, investors have been increasing credit risk at the expense of holding cash, CDs or Treasuries. We see nontraditional bond funds taking on increasing levels of exotic credit risk while sometimes hedging interest rate risk and, as a result, the traditional “ballast” (or capital preservation portion) of portfolios has been greatly diminished over the past five years.

More than ever, we believe the Fund provides diversification to an overall portfolio and specifically the bond portion of a portfolio. The traditional diversifying effects of coupon payments and declining interest rates are unlikely to provide much assistance today to the equity portion of a portfolio during times of volatility. We also believe investors are taking on significant credit risks even with shorter duration fixed income portfolios. The Fund is currently positioned to hedge credit risk and take advantage of bond market illiquidity. This can allow the Fund to adapt to various conditions throughout a market cycle making a portfolio allocator’s job easier since exposures are not static.

Sincerely,

Jay Compson
Portfolio Manager
Absolute Investment Advisers LLC

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ABSOLUTE STRATEGIES FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) MARCH 31, 2015

The following charts reflect the change in the value of a hypothetical $1,000,000 investment in Institutional Shares and a $250,000 investment in R Shares, including reinvested dividends and distributions, in Absolute Strategies Fund (the “Fund”) compared with the performance of the benchmarks, the S&P 500 Index ("S&P 500"), Barclays Capital U.S. Aggregate Bond Index ("Barclays Index"), the HFRX Global Hedge Fund Index ("HFRX") and the MSCI World Index ("MSCI World"), since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Barclays Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The HFRX is designed to be representative of the overall composition of the hedge fund universe; it is comprised of eight strategies - convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The MSCI World measures the performance of a diverse range of 24 developed countries' stock markets including the United States, Canada, Europe, the Middle East and the Pacific. The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

7	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) MARCH 31, 2015

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (888) 992-2765. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Institutional Shares and R Shares are 2.47% and 2.93%, respectively. Excluding the effect of expenses attributable to dividends and interest on short sales, the Fund’s total annual operating expense ratios would be 1.75% and 2.20% for Institutional Shares and R Shares, respectively. The Fund's adviser has agreed to contractually reduce its advisory fee to 1.55% on average net assets exceeding $4.5 billion but less than $5 billion and to 1.50% on the average net assets exeeeding $5 billion through August 1, 2015. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

8	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) MARCH 31, 2015

The following charts reflect the change in the value of a hypothetical $1,000,000 investment in Institutional Shares, including reinvested dividends and distributions, in the Absolute Opportunities Fund (the “Fund”) compared with the performance of the benchmarks, the HFRX Global Hedge Fund Index ("HFRX"), the S&P 500 Index ("S&P 500"), and the MSCI World Index ("MSCI World"), since inception. On October 1, 2014, the HFRX will replace the S&P 500 as the Fund's primary benchmark. The Adviser believes that the HDRX is the best comparative benchmark for the Fund because it is comprised of all eligible hedge fund strategies, including, but not limited to, convertible arbitragem distressed securities, hedged equity, equity market neutral, event driven, macro, merrger arbitrage, and relative value arbitrage.The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The HFRX is designed to be representative of the overall composition of the hedge fund universe; it is comprised of eight strategies - convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The MSCI World measures the performance of a diverse range of 24 developed countries' stock markets including thet United States, Canada, Europe, the Middle East and the Pacific. The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (888) 992-2765. As stated in the Fund's prospectus, the annual operating expense ratio (gross) is 2.29%. Excluding the effect of expenses attributable to dividends and interest on short sales, the Fund’s total annual operating expense ratio would be 1.90%. However, the Fund's adviser has agreed to contractually waive a portion of its fees and to reimburse expenses to limit total annual operating expenses to 1.95% (excluding all interest, taxes, portfolio transaction expenses, dividends and interest on short sales, acquired fund fees and expenses, proxy expenses, and extraordinary expenses) through August 1, 2017. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

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ABSOLUTE STRATEGIES FUND PORTFOLIO HOLDINGS SUMMARY (Unaudited) MARCH 31, 2015

Portfolio Breakdown (% of Net Assets)
Long Positions
Equity Securities	32.0%
Asset Backed Obligations	3.5%
Corporate Convertible Bonds	14.3%
Corporate Non-Convertible Bonds	4.3%
Exchange Traded Notes	0.0%
Interest Only Bonds	0.2%
Municipal Bonds	0.3%
Syndicated Loans	0.9%
U.S. Government & Agency Obligations	2.6%
Rights	0.0%
Warrants	0.1%
Investment Companies	12.5%
Money Market Funds	6.8%
Purchased Options	1.2%
Short Positions
Equity Securities	-30.7%
Investment Companies	-3.4%
Written Options	-1.1%
Other Assets less Liabilities*	56.5%
100.0%

* Consists of deposits with the custodian and/or brokers for securities sold short, cash, foreign currency, prepaid expenses, receivables, payables and accrued liabilities. Deposits with the custodian and/or brokers for securities sold short represent 35.6% of net assets. See Note 2 of the accompanying Notes to Financial Statements.

	(% of Equity Holdings)
Sector Breakdown	Long	Short
Consumer Discretionary	11.3%	15.7%
Consumer Staples	28.2%	8.6%
Energy	9.3%	5.9%
Financial	14.4%	23.2%
Healthcare	2.9%	2.7%
Industrial	9.2%	17.0%
Information Technology	8.2%	14.2%
Materials	5.6%	5.7%
Telecommunication Services	9.3%	6.8%
Utilities	1.6%	0.2%
	100.0%	100.0%

AFA

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ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2015

	Security			Security
Shares	Description	Value	Shares	Description	Value
Long Positions - 78.7%			150,000	Philip Morris International, Inc.	$11,299,500
Equity Securities - 32.0%			39,236	Post Holdings, Inc. (a)	1,837,814
Common Stock - 31.2%			70,538	RPX Corp. (a)	1,015,042
Consumer Discretionary - 3.6%			265,000	Sanofi, ADR	13,101,600
91,551	American Eagle Outfitters, Inc.	$1,563,691	68,514	Select Medical Holdings Corp.	1,016,063
111,303	bebe stores, inc.	404,030	437,000	Sysco Corp.	16,488,010
57,320	Bed Bath & Beyond, Inc. (a)(b)(c)(d)	4,400,743	155,000	The Coca-Cola Co. (d)	6,285,250
12,970	Coach, Inc.	537,347	104,000	The Procter & Gamble Co.	8,521,760
31,465	CVS Health Corp. (b)(d)	3,247,503	894,715	TherapeuticsMD, Inc. (a)	5,413,026
32,000	eBay, Inc. (a)	1,845,760	87,332	Tyson Foods, Inc., Class A (b)	3,344,816
66,702	GameStop Corp., Class A (b)	2,532,008	88,589	Xueda Education Group, ADR	239,190
22,883	Gaming and Leisure Properties, Inc. REIT (b)	843,696	44,141	Zoetis, Inc. (b)	2,043,287
176,125	General Motors Co. (b)(c)	6,604,687			147,207,176
4,205	Google, Inc., Class A (a)(b)	2,332,513	Energy - 3.0%
4,240	Google, Inc., Class C (a)(b)(c)(d)	2,323,520	45,145	Baker Hughes, Inc. (b)	2,870,319
24,523	Jack in the Box, Inc. (b)	2,352,246	36,867	Columbia Pipeline Partners LP (a)	1,020,847
69,425	Kohl's Corp. (b)(c)(d)	5,432,506	35,444	Cone Midstream Partners LP (b)	617,080
17,504	Lithia Motors, Inc., Class A (b)	1,740,073	20,000	ConocoPhillips	1,245,200
164,820	Luby's, Inc. (a)	855,416	14,429	Diamond Offshore Drilling, Inc. (b)	386,553
13,187	Mattress Firm Holding Corp. (a)(b)	918,343	24,500	Exxon Mobil Corp.	2,082,500
20,000	McDonald's Corp. (b)(c)	1,948,800	46,515	FMC Technologies, Inc. (a)(b)	1,721,520
4,429	Michael Kors Holdings, Ltd. (a)	291,207	128,595	Halliburton Co. (b)(d)	5,642,749
110,500	Office Depot, Inc. (a)(b)	1,016,600	18,156	Kinder Morgan, Inc.	763,641
8,841	Ralph Lauren Corp.	1,162,592	68,400	Noble Corp. PLC (b)	976,752
17,504	Red Robin Gourmet Burgers, Inc. (a)(c)	1,522,848	14,664	Plains GP Holdings LP	416,018
32,867	SeaWorld Entertainment, Inc.	633,676	109,625	Schlumberger, Ltd. (b)(c)(d)	9,147,110
27,360	The Walt Disney Co. (b)(d)	2,869,790	14,242	SemGroup Corp., Class A (b)	1,158,444
24,195	Tractor Supply Co. (b)	2,058,027	34,415	Southcross Energy Partners LP	481,810
90,905	Viacom, Inc., Class B (b)(c)(d)	6,208,811	515,000	Spectra Energy Corp.	18,627,550
29,163	Vitamin Shoppe, Inc. (a)	1,201,224	21,868	Tallgrass Energy Partners LP (b)	1,105,865
30,095	Wal-Mart Stores, Inc. (b)(d)	2,475,314	16,076	Valero Energy Partners LP (b)	778,078
		59,322,971			49,042,036
Consumer Staples - 9.0%			Financial - 4.4%
36,000	Aggreko PLC	808,200	46,515	American Express Co. (b)(c)(d)	3,633,752
157,000	Avon Products, Inc.	1,254,430	191,730	American International Group, Inc. (b)(c)(d)	10,504,887
16,045	Bunge, Ltd.	1,321,466	12,600	Aon PLC (b)	1,211,112
32,089	Calavo Growers, Inc.	1,650,016	309,325	Bank of America Corp. (b)(c)(d)	4,760,512
48,000	Campbell Soup Co. (b)	2,234,400	12	Berkshire Hathaway, Inc., Class A (a)(b)	2,610,000
535,150	Cott Corp. (b)	5,014,356	25,565	Berkshire Hathaway, Inc., Class B (a)(b)(c)(d)	3,689,541
20,000	Diageo PLC, ADR	2,211,400	82,080	Citigroup, Inc. (b)(c)	4,228,761
60,489	Diamond Foods, Inc. (a)(b)	1,970,127	470	Fairfax Financial Holdings, Ltd.	262,547
190,000	Express Scripts Holding Co. (a)(d)	16,486,300	49,045	FNFV Group (a)	691,534
171,046	Great Lakes Dredge & Dock Corp. (a)(b)	1,027,986	326,736	Global Cash Access Holdings, Inc. (a)(b)	2,489,728
105,300	Hengan International Group Co., Ltd.	1,250,332	57,141	Gramercy Property Trust, Inc. REIT (b)	1,603,948
125,000	McCormick & Co., Inc., Non-Voting Shares	9,638,750	22,616	InfraREIT, Inc. REIT	646,591
220,000	Nestle SA, ADR	16,548,521	105,865	JPMorgan Chase & Co. (b)(c)(d)	6,413,302
112,000	PepsiCo, Inc. (b)	10,709,440	93,985	Leucadia National Corp. (b)	2,094,926
240,015	Pernix Therapeutics Holdings, Inc. (a)	2,565,760	33,774	Levy Acquisition Corp. (a)	444,128
53,949	Phibro Animal Health Corp., Class A (b)	1,910,334	77,012	Nationstar Mortgage Holdings, Inc. (a)	1,907,587

See Notes to Financial Statements.	11	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2015

	Security			Security
Shares	Description	Value	Shares	Description		Value
48,538	NorthStar Asset Management Group, Inc. (b)	$1,132,877	9,596	Westlake Chemical Partners LP		$257,365
37,595	NorthStar Realty Finance Corp. REIT	681,221				29,274,973
187,995	Ocwen Financial Corp. (a)(b)	1,550,959	Telecommunication Services - 3.0%
41,000	The Bancorp, Inc. (a)	370,230	610,628	Aerohive Networks, Inc. (a)(b)		2,723,401
250,000	The Bank of New York Mellon Corp. (d)	10,060,000	229,877	Attunity, Ltd. (a)(b)		2,310,264
7,600	The Travelers Cos., Inc. (b)	821,788	66,233	Blucora, Inc. (a)(b)		904,743
220,000	WR Berkley Corp.	11,112,200	162,503	CBS Corp., Class B, Non-Voting Shares (b)		9,852,557
		72,922,131	174,000	Cisco Systems, Inc.		4,789,350
Healthcare - 0.9%			134,387	EVINE Live, Inc. (a)(b)		901,737
55,961	Alere, Inc. (a)(b)	2,736,493	162,662	Extreme Networks, Inc. (a)		514,012
40,000	Baxter International, Inc.	2,740,000	25,822	FTD Cos., Inc. (a)		773,111
20,000	Becton Dickinson and Co. (c)	2,871,800	14,600	Liberty Broadband Corp., Class A (a)		824,608
11,000	CR Bard, Inc.	1,840,850	846	Liberty Broadband Corp., Class C (a)		47,883
28,000	Johnson & Johnson (c)	2,816,800	328,688	Meru Networks, Inc. (a)		473,311
22,000	Stryker Corp.	2,029,500	173,021	News Corp., Class A (a)(b)		2,770,066
		15,035,443	182	ParkerVision, Inc. (a)		151
Industrial - 2.9%			155,826	Rightside Group, Ltd. (a)		1,581,634
80,197	Briggs & Stratton Corp.	1,647,246	307,928	Spark Networks, Inc. (a)(b)		1,244,029
27,341	Builders FirstSource, Inc. (a)	182,365	22,967	Time Warner, Inc. (d)		1,939,333
19,000	CH Robinson Worldwide, Inc.	1,391,180	240,000	Twenty-First Century Fox, Inc., Class B		7,891,200
220,000	Expeditors International of Washington, Inc. (d)	10,599,600	114,372	Ubiquiti Networks, Inc. (b)		3,379,693
151,260	Jacobs Engineering Group, Inc. (a)(b)(d)	6,830,902	300,309	Web.com Group, Inc. (a)(b)		5,690,855
71,260	KLX, Inc. (a)(b)	2,746,360				48,611,938
166,900	Quanta Services, Inc. (a)(b)(d)	4,761,657	Utilities - 0.5%
366,081	Revolution Lighting Technologies, Inc. (a)	406,350	257	Dynegy, Inc. (a)(b)		8,078
15,536	Rock-Tenn Co., Class A (b)	1,002,072	230,000	ITC Holdings Corp.		8,608,900
64,310	The Boeing Co. (b)(d)	9,651,645				8,616,978
39,236	Trimble Navigation, Ltd. (a)(b)	988,747	Total Common Stock
152,254	Tutor Perini Corp. (a)(b)	3,555,131	(Cost $410,090,093)			512,285,691
38,000	Valmont Industries, Inc. (b)	4,669,440			Rate
		48,432,695	Preferred Stock - 0.8%
Information Technology - 2.1%
35,265	Accenture PLC, Class A (b)(c)(d)	3,303,978	Consumer Staples - 0.0%
63,559	Apple, Inc. (b)(c)(d)	7,908,646	6,500	Bunge, Ltd.	4.88%	679,250
69,078	BroadSoft, Inc. (a)(b)	2,311,350	Financial - 0.2%
19,400	Electronic Arts, Inc. (a)(b)	1,141,011	15,413	Lexington Realty Trust REIT, Series C	6.50	762,943
313,000	Microsoft Corp.	12,725,015	1,375	Wells Fargo & Co., Series L	7.50	1,681,625
149,000	Oracle Corp.	6,429,350				2,444,568
		33,819,350	Information Technology - 0.6%
Materials - 1.8%			9,340	Samsung Electronics Co., Ltd.	2.00	9,294,119
6,212	CF Industries Holdings, Inc. (b)	1,762,220	Total Preferred Stock
108,746	Constellium NV, Class A (a)(b)	2,209,719	(Cost $12,134,027)			12,417,937
23,338	E.I. du Pont de Nemours & Co. (b)	1,667,967	Total Equity Securities
160,000	Franco-Nevada Corp.	7,766,400	(Cost $422,224,120)			524,703,628
16,043	Monsanto Co. (b)	1,805,479
45,000	Praxair, Inc.	5,433,300
150,199	Rentech, Inc. (a)	168,223
130,000	Royal Gold, Inc.	8,204,300

See Notes to Financial Statements.	12	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2015

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
Fixed Income Securities - 26.1%					$202,591	Banc of America Funding Corp., Series 2006-F 1A1 (e)	2.65%	07/20/36	$199,019
Asset Backed Obligations - 3.5%					3,721	Banc of America Funding Corp., Series 2006-G 2A3 (b)(e)	0.35	07/20/36	3,729
$460,097	ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE1 A2A (e)	0.26%	01/25/37	$324,321	164,978	Banc of America Funding Corp., Series 2006-H 6A1 (e)	0.37	10/20/36	124,491
374,421	Adjustable Rate Mortgage Trust, Series 2005-11 2A41 (e)	2.62	02/25/36	367,476	92,475	Banc of America Funding Corp., Series 2007-E 4A1 (e)	2.60	07/20/47	72,878
90,887	Adjustable Rate Mortgage Trust, Series 2005-12 2A1 (e)	2.76	03/25/36	71,111	632,876	Bayview Commercial Asset Trust, Series 2004-3 A1 (e)(f)	0.54	01/25/35	588,387
96,152	Adjustable Rate Mortgage Trust, Series 2005-3 8A32 (b)(e)	0.49	07/25/35	93,592	29,422	Bayview Financial Mortgage Pass-Through Trust, Series 2005-D AF3 (b)(e)	5.50	12/28/35	29,873
575,932	Adjustable Rate Mortgage Trust, Series 2006-1 2A1 (e)	3.08	03/25/36	431,184	75,124	Beacon Container Finance, LLC, Series 2012-1A A (b)(f)	3.72	09/20/27	76,896
59,402	Adjustable Rate Mortgage Trust, Series 2006-1 3A3 (e)	2.88	03/25/36	44,634	181,926	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-5 1A1 (e)	2.28	08/25/47	146,784
485,393	Alta Wind Holdings, LLC (f)	7.00	06/30/35	578,153	177,365	Bear Stearns ALT-A Trust, Series 2005-4 1A1 (e)	0.61	04/25/35	166,384
70,000	American Money Management Corp. CLO, Series 2014-14A A1L (b)(e)(f)	1.71	07/27/26	69,758	176,668	Bear Stearns ALT-A Trust, Series 2005-8 11A1 (e)	0.71	10/25/35	156,357
739,082	Asset Backed Funding Certificates, Series 2007-NC1 M2 (e)(f)	1.42	05/25/37	5,353	370,647	Bear Stearns ALT-A Trust, Series 2006-1 22A1 (e)	2.43	02/25/36	290,820
80,080	AWAS Aviation Capital, Ltd. (f)	7.00	10/17/16	82,078	165,528	Bear Stearns ALT-A Trust, Series 2006-2 23A1 (e)	2.70	03/25/36	126,667
60,000	Babson CLO, Ltd. Series 2014-IIA A (b)(e)(f)	1.66	10/17/26	59,805	1,186,330	Bear Stearns ALT-A Trust, Series 2006-4 11A1 (e)	0.49	08/25/36	874,114
1,240,000	Babson CLO, Ltd., Series 2014-IA A1 (b)(e)(f)	1.75	07/20/25	1,240,555	27,707	Bear Stearns Asset Backed Securities Trust, Series 2005-TC2 A3 (b)(e)	0.54	08/25/35	27,653
174,212	Banc of America Alternative Loan Trust, Series 2005-8 2CB1	6.00	09/25/35	162,097
140,899	Banc of America Commercial Mortgage Trust, Series 2007-2 A2 (b)(e)	5.60	04/10/49	141,086
46,812	Banc of America Funding Corp., Series 2006-E 2A1 (e)	2.72	06/20/36	38,732

See Notes to Financial Statements.	13	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2015

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$4,405	BNC Mortgage Loan Trust, Series 2007-1 A2 (b)(e)	0.23%	03/25/37	$4,405	$658,505	Conseco Finance Home Equity Loan Trust, Series 2002-C BF1 (e)	8.00%	06/15/32	$709,866
750,000	BNC Mortgage Loan Trust, Series 2007-3 A3 (e)	0.30	07/25/37	692,066	621,754	Conseco Finance Securitizations Corp., Series 2001-4 A4 (b)	7.36	08/01/32	686,705
32,511	Centex Home Equity Loan Trust, Series 2005-C AF6 (g)	4.64	06/25/35	32,924	451,107	Continental Airlines Pass Through Trust, Series 2007-1 B (b)	6.90	04/19/22	484,399
721,113	Chase Mortgage Finance Trust, Series 2007-A1 8A1 (e)	2.52	02/25/37	729,864	607,529	Continental Airlines Pass Through Trust, Series 2009-1 (b)	9.00	07/08/16	657,650
271,226	ChaseFlex Trust, Series 2007-1 2A9	6.00	02/25/37	239,345	54,777	Countrywide Alternative Loan Trust, Series 2004-J10 4CB1	6.50	10/25/34	58,593
100,000	CIFC Funding, Ltd., Series 2012-2A A1L (b)(e)(f)	1.67	12/05/24	99,719	56,492	Countrywide Alternative Loan Trust, Series 2005-50CB 1A1	5.50	11/25/35	53,977
845,656	CIT Education Loan Trust, Series 2007-1 A (e)(f)	0.36	03/25/42	811,153	192,818	Countrywide Alternative Loan Trust, Series 2005-73CB 1A8	5.50	01/25/36	183,282
600,000	Citicorp Residential Mortgage Trust, Series 2006-2 A5 (g)	6.04	09/25/36	607,577	539,706	Countrywide Alternative Loan Trust, Series 2005-J10 1A16	5.50	10/25/35	490,779
600,000	Citicorp Residential Mortgage Trust, Series 2007-1 A5 (g)	5.93	03/25/37	587,573	458,506	Countrywide Alternative Loan Trust, Series 2005-J12 2A1 (e)	0.44	08/25/35	312,299
285,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4 A2C (e)	1.47	07/25/37	266,613	232,521	Countrywide Alternative Loan Trust, Series 2006-36T2 1A1 (e)	0.49	12/25/36	141,174
290,421	Citigroup Mortgage Loan Trust, Series 2006-WF1 A2D (g)	5.44	03/25/36	211,884	22,993	Countrywide Alternative Loan Trust, Series 2006-7CB 3A1	5.25	05/25/21	21,533
426,624	Citigroup Mortgage Loan Trust, Series 2007-AR8 2A1A (e)	2.69	07/25/37	399,705	241,745	Countrywide Alternative Loan Trust, Series 2007-16CB 4A7	6.00	08/25/37	235,856
113,849	CitiMortgage Alternative Loan Trust, Series 2006-A7 1A12	6.00	12/25/36	98,465	198,367	Countrywide Alternative Loan Trust, Series 2007-19 1A34	6.00	08/25/37	167,866
44,880	CitiMortgage Alternative Loan Trust, Series 2007-A4 1A6	5.75	04/25/37	38,863

See Notes to Financial Statements.	14	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2015

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$83,044	Countrywide Asset-Backed Certificates, Series 2004-7 MV3 (b)(e)	1.22%	12/25/34	$82,781	$619,004	Credit-Based Asset Servicing and Securitization, LLC, Series 2007-CB5 A3 (e)	0.42%	04/25/37	$435,095
549,450	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB5 3A1 (e)	2.47	04/20/35	485,739	833,532	CSAB Mortgage-Backed Trust, Series 2007-1 1A1A (e)	5.90	05/25/37	480,785
179,495	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY3 4A1 (e)	5.11	06/25/47	168,465	75,000	DBRR Trust, Series 2011-LC2 A4A (b)(e)(f)	4.54	07/12/44	83,765
76,161	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY5 1A1 (e)	2.65	09/25/47	67,186	148,155	Delta Air Lines Pass Through Trust, Series 2002-1 G-1	6.72	01/02/23	172,045
15,656	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR24 2A4 (e)	2.55	10/25/33	15,490	212,554	Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2 A5B (g)	6.09	06/25/36	180,796
62,419	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-6 8A1 (b)	4.50	07/25/20	63,417	1,000,000	Eaton Vance CLO, Ltd., Series 2014-1A A (e)(f)	1.70	07/15/26	998,135
64,960	Credit Suisse Mortgage Capital Mortgage-Backed Trust, Series 2006-8 3A1	6.00	10/25/21	63,492	53,178	Equity One Mortgage Pass-Through Trust, Series 2002-4 M1 (e)	5.22	02/25/33	50,098
643,168	Credit Suisse Mortgage Capital Trust, Series 2013-3R 5A1 (e)(f)	2.50	10/27/36	643,954	1,307,586	First Franklin Mortgage Loan Trust, Series 2006-FF18 A2B (e)	0.28	12/25/37	875,943
147,304	Credit-Based Asset Servicing and Securitization, LLC Mortgage Loan Trust, Series 2007-CB2 A2E (b)(g)	4.58	02/25/37	110,899	1,190,529	First Horizon Alternative Mortgage Securities Trust, Series 2005-AA3 2A1 (e)	2.25	05/25/35	974,855
647,126	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB7 A5 (e)	0.41	10/25/36	462,827	344,904	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA8 1A1	6.25	02/25/37	296,734
					406,420	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA8 1A8 (e)	0.54	02/25/37	254,242
					10,000	Flagship CLO VII, Ltd., Series 2014-8A A (b)(e)(f)	1.76	01/16/26	10,000
					90,000	Flatiron CLO, Ltd., Series 2014-1A A1 (b)(e)(f)	1.64	07/17/26	89,526

See Notes to Financial Statements.	15	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2015

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$213,363	FNMA Aces, Series 2012-M15 A (b)(e)	2.66%	10/25/22	$219,672	$81,329	Higher Education Funding I, Series 2014-1 A (b)(e)(f)	1.31%	05/25/34	$82,358
22,806	FPL Energy National Wind Portfolio, LLC (f)	6.13	03/25/19	23,034	208,063	HomeBanc Mortgage Trust, Series 2004-1 2A (e)	1.03	08/25/29	195,440
643,436	GCO Education Loan Funding Master Trust-II, Series 2006-2AR A1RN (b)(e)(f)	0.82	08/27/46	616,524	114,088	HSBC Home Equity Loan Trust, Series 2007-3 APT (b)(e)	1.38	11/20/36	113,879
31,483	GE Business Loan Trust, Series 2004-1 A (b)(e)(f)	0.46	05/15/32	30,470	187,701	HSI Asset Loan Obligation Trust, Series 2007-AR2 2A1 (e)	2.82	09/25/37	147,858
66,368	GE Business Loan Trust, Series 2005-1A A3 (b)(e)(f)	0.42	06/15/33	64,396	823,939	Indiantown Cogeneration LP, Series A-10 (b)	9.77	12/15/20	945,470
97,617	GE Business Loan Trust, Series 2005-2A A (b)(e)(f)	0.41	11/15/33	94,351	190,298	Indymac INDA Mortgage Loan Trust, Series 2007-AR7 1A1 (e)	2.71	11/25/37	181,043
52,268	GE Capital Commercial Mortgage Corp., Series 2005-C4 A3A (b)(e)	5.49	11/10/45	52,242	528,648	Indymac Index Mortgage Loan Trust, Series 2004-AR12 A1 (e)	0.95	12/25/34	447,813
854,000	Global SC Finance II SRL, Series 2014-1A A2 (f)	3.09	07/17/29	852,346	495,893	Indymac Index Mortgage Loan Trust, Series 2004-AR7 A2 (e)	1.03	09/25/34	448,921
60,646	Goal Capital Funding Trust, Series 2006-1 A3 (b)(e)	0.38	11/25/26	60,389	277,692	Indymac Index Mortgage Loan Trust, Series 2005-AR5 1A1 (e)	2.56	05/25/35	230,682
465,258	Green Tree, Series 2008-MH1 A2 (b)(e)(f)	8.97	04/25/38	490,208	74,743	Indymac Index Mortgage Loan Trust, Series 2006-AR25 3A1 (e)	2.68	09/25/36	55,226
451,781	Green Tree, Series 2008-MH1 A3 (b)(e)(f)	8.97	04/25/38	476,009	138,184	Indymac Index Mortgage Loan Trust, Series 2006-AR29 A1 (e)	0.34	11/25/36	107,896
302,088	GSR Mortgage Loan Trust, Series 2004-14 3A2 (e)	2.81	12/25/34	292,801	199,947	Indymac Index Mortgage Loan Trust, Series 2006-AR33 3A1 (e)	2.89	01/25/37	184,039
192,371	GSR Mortgage Loan Trust, Series 2004-9 5A7 (e)	2.43	08/25/34	192,473	696,152	Indymac Index Mortgage Loan Trust, Series 2006-AR7 1A1 (e)	2.88	05/25/36	523,245
174,264	GSR Mortgage Loan Trust, Series 2005-AR5 1A1 (e)	2.76	10/25/35	155,699
14,036	HarborView Mortgage Loan Trust, Series 2004-8 2A4A (b)(e)	0.98	11/19/34	11,888

See Notes to Financial Statements.	16	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2015

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$358,282	Indymac Index Mortgage Loan Trust, Series 2006-AR7 4A1 (e)	2.82%	05/25/36	$259,168	$1,110,000	JP Morgan Mortgage Acquisition Trust, Series 2007-CH4 A5 (e)	0.41%	05/25/37	$849,534
442,374	Indymac Index Mortgage Loan Trust, Series 2006-R1 A3 (e)	4.47	12/25/35	352,666	118,421	JP Morgan Mortgage Trust, Series 2005-A5 TA1 (e)	5.03	08/25/35	115,519
367,145	Indymac Index Mortgage Loan Trust, Series 2007-FLX2 A1C (e)	0.36	04/25/37	268,326	447,756	JP Morgan Mortgage Trust, Series 2006-S2 2A2	5.88	06/25/21	448,453
522,776	Indymac Manufactured Housing Contract Pass Through Certificates, Series 1998-2 A4 (b)(e)	6.64	08/25/29	537,542	83,120	JP Morgan Mortgage Trust, Series 2007-A1 5A2 (b)(e)	2.56	07/25/35	84,563
426,843	JetBlue Airways Pass Through Trust, Series 2004-2 G1 (e)	0.63	08/15/16	424,444	41,055	JP Morgan Mortgage Trust, Series 2007-A2 4A1M (e)	4.69	04/25/37	37,468
130,141	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-CIBC12 A4 (b)	4.90	09/12/37	130,648	7,956	LB-UBS Commercial Mortgage Trust, Series 2005-C3 A5 (b)	4.74	07/15/30	7,965
4,133	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CIBC19 A3 (b)(e)	5.69	02/12/49	4,136	688,359	Lehman ABS Manufactured Housing Contract Trust, Series 2001-B A6 (b)(e)	6.47	04/15/40	752,903
79,206	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LDP11 A3 (b)(e)	5.78	06/15/49	80,282	169,314	Lehman XS Trust, Series 2005-6 1A1 (e)	0.43	11/25/35	121,568
26,754	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C3 A2 (b)(f)	3.67	02/15/46	27,474	651,267	Lehman XS Trust, Series 2006-13 1A2 (e)	0.34	09/25/36	584,775
200,000	JP Morgan Mortgage Acquisition Trust, Series 2007-CH3 A4 (b)(e)	0.38	03/25/37	177,855	682,253	Lehman XS Trust, Series 2006-14N 3A2 (e)	0.29	08/25/36	530,111
					1,270,000	Limerock CLO II, Ltd., Series 2014-2A A (e)(f)	1.76	04/18/26	1,268,940
					20,000	Magnetite XII, Ltd., Series 2015-12A A (b)(e)(f)	1.82	04/15/27	20,014
					274,040	MASTR Adjustable Rate Mortgages Trust, Series 2007-R5 A1 (e)(f)	2.52	11/25/35	213,066
					11,875	MASTR Seasoned Securitization Trust, Series 2004-1 4A1 (b)(e)	2.49	10/25/32	11,872

See Notes to Financial Statements.	17	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2015

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$982,207	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-1 A2C (e)	0.42%	04/25/37	$589,419	$797,290	Oakwood Mortgage Investors, Inc., Series 1999-B A4	6.99%	12/15/26	$836,052
56,666	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-1 A2D (e)	0.51	04/25/37	34,474	510,616	Origen Manufactured Housing Contract Trust, Series 2004-A M2 (b)(e)	6.64	01/15/35	558,821
1,217,693	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3 A2B (e)	0.30	06/25/37	833,326	220,000	Popular ABS Mortgage Pass-Through Trust, Series 2007-A A3 (e)	0.48	06/25/47	147,765
1,212,031	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3 A2C (e)	0.35	06/25/37	834,940	456,820	Residential Accredit Loans, Inc., Series 2005-QO3 A1 (e)	0.57	10/25/45	361,916
170,363	Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-NC7 M2 (b)(e)	1.10	07/25/34	168,447	592,380	Residential Accredit Loans, Inc., Series 2005-QO5 A1 (b)(e)	1.13	01/25/46	436,945
871,764	Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-HE1 A2C (e)	0.32	11/25/36	559,365	383,401	Residential Accredit Loans, Inc., Series 2006-QS10 A1	6.00	08/25/36	325,206
30,590	Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP3 C (b)	6.79	07/15/33	31,356	197,118	Residential Accredit Loans, Inc., Series 2006-QS17 A4	6.00	12/25/36	163,822
192,155	Morgan Stanley Mortgage Loan Trust, Series 2007-13 6A1	6.00	10/25/37	164,515	315,223	Residential Accredit Loans, Inc., Series 2007-QS1 1A1	6.00	01/25/37	270,657
170,000	Navient Student Loan Trust, Series 2014-1 A3 (b)(e)	0.68	06/25/31	169,301	153,002	Residential Accredit Loans, Inc., Series 2007-QS5 A1	5.50	03/25/37	120,622
85,000	Nelnet Student Loan Trust, Series 2014-4A A2 (b)(e)(f)	1.12	11/25/43	85,659	624,602	Residential Accredit Loans, Inc., Series 2007-QS8 A6	6.00	06/25/37	532,288
115,000	Nelnet Student Loan Trust, Series 2015-2A A2 (b)(e)(f)	0.82	09/25/42	115,208	376,730	Residential Asset Mortgage Products Trust, Series 2004-SL3 A4	8.50	12/25/31	343,272
315,761	Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2007-1 1A1A (g)	6.00	03/25/47	240,668	378,802	Residential Asset Securitization Trust, Series 2006-A10 A5	6.50	09/25/36	287,764
1,470,873	Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Series 2005-HE1 M3 (e)	0.65	09/25/35	1,431,155	1,120,992	Residential Asset Securitization Trust, Series 2007-A5 1A2 (e)	0.57	05/25/37	293,509
					100,000	Ruby Pipeline, LLC (b)(f)	6.00	04/01/22	107,808

See Notes to Financial Statements.	18	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2015

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$680,000	Saxon Asset Securities Trust, Series 2007-1 A2C (e)	0.32%	01/25/47	$541,464	$265,000	SLM Student Loan Trust, Series 2008-8 B (b)(e)	2.51%	10/25/29	$276,179
1,044,925	Securitized Asset Backed Receivables, LLC Trust, Series 2007-BR5 A2C (e)	0.52	05/25/37	759,724	24,220	SLM Student Loan Trust, Series 2008-9 A (b)(e)	1.76	04/25/23	24,859
207,220	Securitized Asset Backed Receivables, LLC Trust, Series 2007-NC1 A2B (e)	0.32	12/25/36	121,161	150,469	SLM Student Loan Trust, Series 2012-3 A (b)(e)	0.82	12/26/25	150,955
513,764	SLC Student Loan Trust, Series 2004-1 B (e)	0.55	08/15/31	456,920	844,152	Soundview Home Loan Trust, Series 2006-EQ2 A4 (e)	0.41	01/25/37	590,435
413,372	SLC Student Loan Trust, Series 2005-2 B (e)	0.55	03/15/40	374,319	716,159	Spirit Master Funding, LLC, Series 2014-1A A1 (b)(f)	5.05	07/20/40	756,443
158,168	SLM Student Loan Trust, Series 2004-5A A5 (b)(e)(f)	0.86	10/25/23	158,765	754,591	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1 7A4 (e)	4.96	02/25/36	626,224
33,612	SLM Student Loan Trust, Series 2004-8 B (b)(e)	0.72	01/25/40	30,027	59,907	Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3 3A1 (e)	2.70	04/25/47	47,565
144,982	SLM Student Loan Trust, Series 2004-8A A5 (b)(e)(f)	0.76	04/25/24	145,152	155,164	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-4XS 2A1A (b)(e)	1.92	03/25/35	155,038
350,000	SLM Student Loan Trust, Series 2006-2 A6 (e)	0.43	01/25/41	329,300	97,500	TAL Advantage, LLC, Series 2006-1A (b)(e)(f)	0.37	04/20/21	96,917
375,000	SLM Student Loan Trust, Series 2006-8 A6 (e)	0.42	01/25/41	351,368	287,126	UAL Pass Through Trust, Series 2009-1	10.40	11/01/16	313,742
31,975	SLM Student Loan Trust, Series 2007-6 B (b)(e)	1.11	04/27/43	29,045	163,023	US Airways Pass Through Trust, Series 2012-2A	4.63	06/03/25	175,462
305,000	SLM Student Loan Trust, Series 2008-2 B (b)(e)	1.46	01/25/29	274,953	90,000	Voya CLO, Ltd., Series 2014-2A A1 (b)(e)(f)	1.71	07/17/26	89,883
285,000	SLM Student Loan Trust, Series 2008-3 B (b)(e)	1.46	04/25/29	266,416	9,416	WaMu Mortgage Pass-Through Certificates, Series 2002-AR18 A (b)(e)	2.51	01/25/33	9,524
255,000	SLM Student Loan Trust, Series 2008-4 B (b)(e)	2.11	04/25/29	248,867	242,947	WaMu Mortgage Pass-Through Certificates, Series 2006-AR12 2A3 (e)	1.73	10/25/36	204,109
260,000	SLM Student Loan Trust, Series 2008-7 B (b)(e)	2.11	07/25/29	261,876

See Notes to Financial Statements.	19	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2015

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$147,863	WaMu Mortgage Pass-Through Certificates, Series 2006-AR16 1A1 (e)	2.01%	12/25/36	$129,931	$115,000	WF-RBS Commercial Mortgage Trust, Series 2011-C5 A4 (b)	3.67%	11/15/44	$124,278
270,273	WaMu Mortgage Pass-Through Certificates, Series 2007-HY3 4A1 (e)	2.36	03/25/37	257,028
421,747	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-3 2A3 (e)	0.72	05/25/35	346,665	Total Asset Backed Obligations
321,677	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-4 CB13 (e)	0.67	06/25/35	252,217	(Cost $48,782,093)				57,493,845
441,882	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-7 A1A (g)	4.68	09/25/36	252,429	Corporate Convertible Bonds - 14.3%
879,409	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR7 A1A (e)	1.05	09/25/46	608,017	Consumer Discretionary - 1.0%
7,728	Wells Fargo Alternative Loan Trust, Series 2005-2 A4 (b)(e)	0.85	10/25/35	7,745	1,000,000	Exide Technologies (b)(e)(h)(i)	0.00	09/18/13	30,000
113,426	Wells Fargo Home Equity Asset-Backed Securities 2005-4 Trust, Series 2006-1 A4 (b)(e)	0.40	05/25/36	110,650	4,500,000	JAKKS Pacific, Inc. (b)(f)	4.25	08/01/18	4,317,187
184,978	Wells Fargo Home Equity Asset-Backed Securities Trust, Series 2006-3 A2 (e)	0.32	01/25/37	177,426	2,000,000	JAKKS Pacific, Inc. (b)(f)	4.88	06/01/20	1,767,500
26,350	WF-RBS Commercial Mortgage Trust, Series 2011-C2 A1 (b)(f)	2.50	02/15/44	26,432	2,850,000	M/I Homes, Inc. (b)	3.25	09/15/17	3,387,938
					2,500,000	Navistar International Corp. (b)(f)	4.75	04/15/19	2,270,313
					3,201,000	Wabash National Corp. (b)	3.38	05/01/18	4,361,362
									16,134,300

					Consumer Staples - 2.7%
					2,500,000	Acorda Therapeutics, Inc. (b)	1.75	06/15/21	2,571,875
					4,500,000	Albany Molecular Research, Inc. (b)	2.25	11/15/18	5,751,562
					2,300,000	Array BioPharma, Inc. (b)	3.00	06/01/20	2,899,438
					2,000,000	Ascent Capital Group, Inc. (b)	4.00	07/15/20	1,518,750
					3,250,000	Carriage Services, Inc. (b)(f)	2.75	03/15/21	3,908,141
					2,500,000	Ctrip.com International, Ltd.	1.25	10/15/18	2,623,438
					3,500,000	Depomed, Inc. (b)	2.50	09/01/21	4,635,313
					4,693,000	Endologix, Inc. (b)	2.25	12/15/18	4,704,732
					4,500,000	Healthways, Inc. (b)	1.50	07/01/18	5,267,812
					3,750,000	Monster Worldwide, Inc. (b)(f)	3.50	10/15/19	5,116,406
					1,600,000	Protalix BioTherapeutics, Inc. (b)	4.50	09/15/18	1,202,000
					1,300,000	TESARO, Inc. (b)	3.00	10/01/21	2,323,750
					1,400,000	The Spectranetics Corp. (b)	2.63	06/01/34	1,817,375
									44,340,592

See Notes to Financial Statements.	20	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2015

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
Energy - 0.9%					$4,500,000	TTM Technologies, Inc. (b)	1.75%	12/15/20	$4,947,188
$920,000	Chesapeake Energy Corp.	2.50%	05/15/37	$886,075	1,000,000	Vishay Intertechnology, Inc. (b)(f)	2.25	06/01/42	1,249,375
3,000,000	Clean Energy Fuels Corp. (f)	5.25	10/01/18	2,193,750					23,157,813
2,275,000	Energy XXI, Ltd. (b)	3.00	12/15/18	676,813	Information Technology - 1.9%
3,000,000	Helix Energy Solutions Group, Inc. (b)	3.25	03/15/32	2,998,125	3,000,000	Cornerstone OnDemand, Inc.	1.50	07/01/18	2,926,875
1,075,000	InterOil Corp.	2.75	11/15/15	1,066,937	2,250,000	Envestnet, Inc. (b)	1.75	12/15/19	2,501,719
2,000,000	JinkoSolar Holding Co., Ltd. (b)(f)	4.00	02/01/19	1,873,750	2,500,000	GT Advanced Technologies, Inc. (b)(h)	3.00	12/15/20	812,500
695,000	Pengrowth Energy Corp.	6.25	03/31/17	522,395	1,625,000	inContact, Inc. (b)(f)	2.50	04/01/22	1,697,109
5,600,000	Renewable Energy Group, Inc. (b)	2.75	06/15/19	5,204,500	4,000,000	Mentor Graphics Corp. (b)	4.00	04/01/31	5,010,000
				15,422,345	4,500,000	Photronics, Inc. (b)	3.25	04/01/16	4,680,000
Financial - 1.7%					2,000,000	PROS Holdings, Inc. (b)(f)	2.00	12/01/19	2,065,000
5,000,000	CBIZ, Inc. (f)	4.88	10/01/15	6,440,625	5,600,000	Quantum Corp. (b)	4.50	11/15/17	6,559,000
500,000	Consolidated-Tomoka Land Co. (b)(f)	4.50	03/15/20	548,125	3,000,000	Rudolph Technologies, Inc. (b)(f)	3.75	07/15/16	3,196,875
5,900,000	Encore Capital Group Inc (b)	3.00	07/01/20	6,386,750	1,500,000	Take-Two Interactive Software, Inc. (b)	1.75	12/01/16	2,115,000
6,000,000	Forestar Group, Inc. (b)	3.75	03/01/20	5,662,500					31,564,078
2,500,000	FXCM, Inc. (b)	2.25	06/15/18	1,971,875	Materials - 0.8%
5,500,000	Gain Capital Holdings, Inc. (b)	4.13	12/01/18	5,929,688	5,000,000	Horsehead Holding Corp. (b)	3.80	07/01/17	5,337,500
				26,939,563	3,624,000	Primero Mining Corp.	6.50	03/31/16	3,623,275
Healthcare - 1.4%					6,600,000	Silver Standard Resources, Inc. (b)(f)	2.88	02/01/33	4,694,250
3,500,000	Accuray, Inc.	3.75	08/01/16	3,898,125					13,655,025
2,750,000	AMAG Pharmaceuticals, Inc. (b)	2.50	02/15/19	5,721,719	Telecommunication Services - 2.2%
4,000,000	Emergent Biosolutions, Inc. (b)	2.88	01/15/21	4,632,500	3,000,000	Alaska Communications Systems Group, Inc.	6.25	05/01/18	2,956,875
1,250,000	Insulet Corp. (b)	2.00	06/15/19	1,263,281	5,000,000	Blucora, Inc. (b)	4.25	04/01/19	4,671,875
2,000,000	Isis Pharmaceuticals, Inc. (b)(f)	1.00	11/15/21	2,332,500	3,000,000	Dealertrack Technologies, Inc. (b)	1.50	03/15/17	3,573,750
2,500,000	Quidel Corp. (b)	3.25	12/15/20	2,725,000	750,000	Global Eagle Entertainment, Inc. (b)(f)	2.75	02/15/35	736,875
1,000,000	VIVUS, Inc. (b)(f)	4.50	05/01/20	663,125	4,000,000	Infinera Corp. (b)	1.75	06/01/18	6,625,000
1,000,000	Wright Medical Group, Inc. (b)(f)	2.00	02/15/20	1,059,375	3,000,000	InterDigital, Inc. (b)	2.50	03/15/16	3,245,625
				22,295,625
Industrial - 1.4%
1,755,000	AAR Corp., Series B	2.25	03/01/16	1,864,688
4,000,000	Altra Industrial Motion Corp.(b)	2.75	03/01/31	4,620,000
4,500,000	Griffon Corp. (b)(f)	4.00	01/15/17	5,830,312
3,500,000	Kaman Corp. (b)(f)	3.25	11/15/17	4,646,250

See Notes to Financial Statements.	21	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2015

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$250,000	InterDigital, Inc. (b)(f)	1.50%	03/01/20	$248,906	$1,750,000	Monitronics International, Inc. (b)	9.13%	04/01/20	$1,721,563
750,000	j2 Global, Inc. (b)	3.25	06/15/29	867,188	60,000	NYU Hospitals Center (b)	5.75	07/01/43	75,448
1,500,000	ModusLink Global Solutions, Inc. (b)(f)	5.25	03/01/19	1,386,563					8,543,781
2,250,000	Vipshop Holdings, Ltd. (b)	1.50	03/15/19	3,525,469	Energy - 0.4%
6,000,000	Web.com Group, Inc. (b)	1.00	08/15/18	5,557,500	750,000	Arch Coal, Inc. (f)	8.00	01/15/19	362,344
1,750,000	WebMD Health Corp. (b)	2.25	03/31/16	1,762,031	25,000	BP Capital Markets PLC (b)	3.51	03/17/25	25,531
1,510,000	WebMD Health Corp.	2.50	01/31/18	1,542,087	1,496,000	Energy Transfer Partners LP (e)	3.27	11/01/66	1,331,440
				36,699,744	3,350,000	Gastar Exploration, Inc.	8.63	05/15/18	3,149,000
Utilities - 0.3%					122,000	The Williams Cos., Inc.	7.88	09/01/21	141,805
6,000,000	EnerNOC, Inc. (b)(f)	2.25	08/15/19	4,432,500	1,500,000	Walter Energy, Inc. (f)	9.50	10/15/19	907,500
									5,917,620
Total Corporate Convertible Bonds					Financial - 1.2%
(Cost $219,768,478)				234,641,585	2,000,000	Ally Financial, Inc.	4.63	06/26/15	2,012,500
Corporate Non-Convertible Bonds - 4.3%					185,000	Bank of America Corp.	5.63	10/14/16	197,038
Consumer Discretionary - 0.7%					80,000	Bank of America Corp., MTN (e)	8.68	05/02/17	83,736
750,000	Caesars Entertainment Resort Properties, LLC	8.00	10/01/20	748,125	80,000	Bank of America Corp., MTN (e)	8.95	05/18/17	84,240
750,000	HD Supply, Inc.	11.00	04/15/20	855,000	80,000	Bank of America Corp., MTN (e)	9.57	06/06/17	85,248
1,416,000	Jarden Corp.	7.50	05/01/17	1,568,220	20,000	Bank of America Corp., MTN, Series L	5.65	05/01/18	22,201
500,000	K Hovnanian Enterprises, Inc.	11.88	10/15/15	521,250	75,000	Chase Capital III, Series C (b)(e)	0.81	03/01/27	64,125
1,000,000	K Hovnanian Enterprises, Inc.	6.25	01/15/16	1,020,000	40,000	CIT Group, Inc. (b)(f)	6.63	04/01/18	43,000
2,250,000	K Hovnanian Enterprises, Inc.	8.63	01/15/17	2,368,125	150,000	Citigroup, Inc.	5.85	08/02/16	159,254
2,760,000	MGM Resorts International	6.63	07/15/15	2,791,050	90,000	Citigroup, Inc.	6.13	05/15/18	101,368
1,639,000	Star Gas Partners LP / Star Gas Finance Co.	8.88	12/01/17	1,712,755	3,750,000	Citigroup, Inc. (b)(e)	0.81	08/25/36	2,933,325
105,000	Walgreens Boots Alliance, Inc. (b)(e)	0.71	05/18/16	105,187	75,000	Credit Suisse, Series YCD (b)(e)	0.49	04/10/15	75,010
				11,689,712	150,000	Credit Suisse, Series YCD (b)(e)	0.58	08/24/15	150,023
Consumer Staples - 0.5%					680,000	Farmers Exchange Capital II (e)(f)	6.15	11/01/53	802,395
3,248,000	Bumble Bee Holdings, Inc. (f)	9.00	12/15/17	3,418,520	150,000	General Electric Capital Corp., MTN	5.38	10/20/16	160,413
3,500,000	Cenveo Corp. (f)	6.00	08/01/19	3,298,750	150,000	General Electric Capital Corp., MTN	3.10	01/09/23	154,657
25,000	DS Services of America, Inc. (b)(f)	10.00	09/01/21	29,500

See Notes to Financial Statements.	22	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2015

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$2,200,000	General Electric Capital Corp., MTN (e)	0.74%	08/15/36	$1,919,601	$477,000	Thornburg Mortgage, Inc. (h)	8.00%	05/15/13	$75,127
150,000	HBOS PLC, MTN (f)	6.75	05/21/18	168,200	100,000	ZFS Finance USA Trust II (b)(e)(f)	6.45	12/15/65	105,500
60,000	HCP, Inc. (b)	3.88	08/15/24	61,089					20,287,945
232,000	HCP, Inc. REIT	5.63	05/01/17	251,881	Industrial - 0.2%
140,000	Health Care REIT, Inc. (b)	4.95	01/15/21	155,704	2,100,000	American Piping Products, Inc. (f)	12.88	11/15/17	2,131,500
60,000	Health Care REIT, Inc. (b)	3.75	03/15/23	61,558	1,750,000	International Wire Group Holdings, Inc. (f)	8.50	10/15/17	1,820,000
35,000	Health Care REIT, Inc.	6.50	03/15/41	46,379	125,000	Sydney Airport Finance Co. Pty, Ltd. (f)	3.90	03/22/23	130,175
540,000	Healthcare Realty Trust, Inc. REIT	5.75	01/15/21	610,837					4,081,675
175,000	International Lease Finance Corp. (f)	6.75	09/01/16	186,375	Information Technology - 0.2%
2,500,000	iStar Financial, Inc. (b)	6.05	04/15/15	2,504,687	1,250,000	CDW LLC / CDW Finance Corp.	8.50	04/01/19	1,303,125
950,000	JP Morgan Chase Capital XXIII (e)	1.26	05/15/47	750,500	2,040,000	EarthLink Holdings Corp.	7.38	06/01/20	2,101,200
150,000	JPMorgan Chase & Co.	4.50	01/24/22	166,046					3,404,325
250,000	JPMorgan Chase Capital XIII, Series M (e)	1.22	09/30/34	211,250	Materials - 0.1%
1,340,000	JPMorgan Chase Capital XXI, Series U (e)	1.20	02/02/37	1,112,200	950,000	ArcelorMittal (b)	4.50	08/05/15	958,313
700,000	Macquarie Bank, Ltd. (f)	6.63	04/07/21	826,238	65,000	Barrick Gold Corp. (b)	4.10	05/01/23	64,232
250,000	Morgan Stanley, MTN (b)(e)	0.71	10/18/16	249,791					1,022,545
400,000	Nationwide Mutual Insurance Co. (e)(f)	2.56	12/15/24	400,821	Telecommunication Services - 0.9%
1,250,000	Realogy Group, LLC (f)	7.63	01/15/20	1,351,562	200,000	CCOH Safari, LLC	5.50	12/01/22	205,000
700,000	Realogy Group, LLC / Realogy Co-Issuer Corp. (f)	4.50	04/15/19	712,250	2,435,000	Crown Media Holdings, Inc.	10.50	07/15/19	2,617,625
1,000,000	Realogy Group, LLC / The Sunshine Group Florida, Ltd. (f)	3.38	05/01/16	1,007,500	750,000	FairPoint Communi-cations, Inc. (f)	8.75	08/15/19	795,000
60,000	The Goldman Sachs Group, Inc.	6.15	04/01/18	67,482	1,250,000	iHeartCommun-ications, Inc.	9.00	12/15/19	1,242,187
55,000	The Goldman Sachs Group, Inc., MTN (b)(e)	1.86	11/29/23	56,803	1,600,000	Level 3 Financing, Inc.	8.13	07/01/19	1,690,000
100,000	The Goldman Sachs Group, Inc., MTN, Series B (e)	0.66	07/22/15	100,031	750,000	Nielsen Finance LLC / Nielsen Finance Co. (b)	4.50	10/01/20	766,875
					425,000	Spanish Broadcasting System, Inc. (f)	12.50	04/15/17	443,063
					55,000	Sprint Communi-cations, Inc. (b)(f)	9.00	11/15/18	63,250
					40,000	Verizon Communic-ations, Inc. (b)(f)	4.52	09/15/48	39,990
					3,770,000	Videotron, Ltd.	6.38	12/15/15	3,773,815
					2,500,000	Windstream Corp.	7.88	11/01/17	2,718,750
									14,355,555

See Notes to Financial Statements.	23	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2015

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
Utilities - 0.1%					Illinois - 0.1%
$1,100,000	Energy Future Intermediate Holding Co. (h)	10.00%	12/01/20	$57,750	$625,000	City of Chicago IL	6.05%	01/01/29	$635,519
375,000	GenOn Americas Generation, LLC	8.50	10/01/21	358,125	85,000	State of Illinois (b)	4.35	06/01/18	89,005
1,000,000	IPALCO Enterprises, Inc.	5.00	05/01/18	1,065,000	1,105,000	State of Illinois (b)	4.95	06/01/23	1,178,173
150,000	Metropolitan Edison Co. (f)	3.50	03/15/23	153,087	20,000	State of Illinois (b)	5.10	06/01/33	20,250
145,000	Oncor Electric Delivery Co., LLC	6.80	09/01/18	169,455					1,922,947
115,000	PNM Resources, Inc.	9.25	05/15/15	116,155	New York - 0.1%
80,000	Public Service Co. of New Mexico	7.95	05/15/18	93,984	35,000	City of New York NY (b)	5.05	10/01/24	40,264
				2,013,556	1,050,000	City of New York NY (b)	6.65	12/01/31	1,256,997
Total Corporate Non-Convertible Bonds									1,297,261
(Cost $70,553,536)				71,316,714	North Carolina - 0.0%
Exchange Traded Notes - 0.0%					300,000	North Carolina State Education Assistance Authority, Series 2011-1 A3 (e)	1.17	10/25/41	301,311
20,500	iPATH S&P 500 VIX Mid-Term Futures ETN (a)(b)			257,685	Texas - 0.0%
Total Exchange Traded Notes					30,000	City of Houston TX (b)	6.29	03/01/32	38,044
(Cost $948,087)				257,685	Total Municipal Bonds
Interest Only Bonds - 0.2%					(Cost $4,397,965)				4,553,863
20,569,758	Lehman ABS Manufactured Housing Contract Trust, Series 2001-B AIOC (e)	0.55	04/15/40	445,889	Syndicated Loans - 0.9%
22,814,569	Residential Accredit Loans, Inc., Series 2006-QS6 1AV (e)	0.75	06/25/36	731,355	2,967,028	Arch Coal, Inc. (e)	6.25	05/16/18	2,303,899
52,181,226	Residential Accredit Loans, Inc., Series 2007-QS2 AV (e)	0.32	01/25/37	717,179	1,484,811	Atlas Iron, Ltd. (e)	8.75	12/10/17	965,127
51,814,675	Residential Accredit Loans, Inc., Series 2007-QS3 AV (e)	0.33	02/25/37	704,524	1,979,733	CPM Holdings, Inc. (e)	6.25	08/29/17	1,984,683
Total Interest Only Bonds					4,000,000	Energy Future Intermediate Holding Co., LLC (e)	4.25	06/19/16	4,019,166
(Cost $1,008,940)				2,598,947	2,397,352	HD Supply, Inc. (e)	4.00	06/28/18	2,401,097
Municipal Bonds - 0.3%					1,736,573	Noranda Aluminum Acquisition Corp. (e)	5.75	02/28/19	1,623,695
California - 0.1%					1,488,665	WideOpenWest Finance, LLC (e)	3.75	07/17/17	1,485,740
60,000	State of California	6.20	03/01/19	69,535	Total Syndicated Loans
750,000	State of California	7.95	03/01/36	924,765	(Cost $16,022,495)				14,783,407
				994,300	U.S. Government & Agency Obligations - 2.6%
					Agency - 0.0%
					220,000	FHLB (b)(g)	0.75	05/26/28	220,046
					Discount Note - 0.1%
					790,000	FHLB (b)(j)	0.04	04/06/15	789,997
					335,000	FHLB (b)(j)	0.05	04/22/15	334,995
					500,000	FHLB (b)(j)	0.04	04/24/15	499,991
									1,624,983

See Notes to Financial Statements.	24	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2015

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
Interest Only Bonds - 0.1%					$175,000	FHLMC Multifamily Structured Pass Through Certificates, Series K010, Class A2 (b)	4.33%	10/25/20	$196,469
$3,094,734	FHLMC, Series 3262, Class KS (e)	6.24%	01/15/37	$489,964	215,000	FHLMC Multifamily Structured Pass Through Certificates, Series K020, Class A2 (b)	2.37	05/25/22	218,676
323,422	FNMA, Series 2006-125, Class SM (e)	7.03	01/25/37	55,018	164,927	FHLMC Multifamily Structured Pass Through Certificates, Series KF05, Class A (b)(e)	0.52	09/25/21	165,339
347,199	FNMA, Series 2007-77, Class SK (b)(e)	5.70	08/25/37	44,647	9,955	FHLMC, Series 2433, Class SA (b)(e)	20.48	02/15/32	16,609
4,018,719	FNMA, Series 2009-115, Class SB (e)	6.08	01/25/40	639,472	293,643	FHLMC, Series 3442, Class MT (e)	0.17	07/15/34	288,801
545,731	FNMA, Series 2010-35, Class IA	5.00	07/25/38	6,648	195,000	FNCI25 - FNMA TBA	2.50	04/15/30	200,286
3,140,588	GNMA, Series 2008-51, Class GS (e)	6.06	06/16/38	586,171	65,000	FNCI3 - FNMA TBA	3.00	04/15/30	68,143
226,739	GNMA, Series 2009-106, Class KS (b)(e)	6.22	11/20/39	37,071	80,000	FNCI35 - FNMA TBA	3.50	04/15/30	84,881
458,765	GNMA, Series 2010-158, Class EI (b)	4.00	12/16/25	46,824	80,000	FNCL3 - FNMA TBA	3.00	05/15/45	81,598
170,140	GNMA, Series 2010-4, Class NS (e)	6.22	01/16/40	24,740	105,000	FNCL3 - FNMA TBA	3.00	05/15/45	107,098
				1,930,555	5,000	FNCL3 - FNMA TBA	3.00	05/15/45	5,100
Mortgage Securities - 0.5%					65,000	FNCL3 - FNMA TBA	3.00	04/15/45	66,457
160,329	FHLMC Gold Pool #A96411	4.00	01/01/41	174,199	80,000	FNCL3 - FNMA TBA	3.00	04/15/45	81,794
47,852	FHLMC Gold Pool #G01864 (b)	5.00	01/01/34	53,267	480,000	FNCL3 - FNMA TBA	3.00	05/15/45	489,591
140,858	FHLMC Gold Pool #G06361	4.00	03/01/41	153,538	325,000	FNCL35 - FNMA TBA	3.50	04/15/45	341,377
148,775	FHLMC Gold Pool #G08623 (b)	3.50	01/01/45	156,125	120,000	FNCL35 - FNMA TBA	3.50	05/15/45	125,742
252,890	FHLMC Gold Pool #G08627	3.50	02/01/45	265,385	305,000	FNCL35 - FNMA TBA	3.50	05/15/45	319,595
40,222	FHLMC Gold Pool #G13475 (b)	6.00	01/01/24	44,212	155,000	FNCL4 - FNMA TBA	4.00	04/15/45	165,741
2,286	FHLMC Gold Pool #H03161 (b)	6.50	08/01/37	2,381	180,000	FNCL4 - FNMA TBA	4.00	04/15/45	192,473
187,902	FHLMC Gold Pool #Q20178	3.50	07/01/43	198,972	100,000	FNCL4 - FNMA TBA	4.00	04/15/45	106,930
307,913	FHLMC Gold Pool #U90791	4.00	01/01/43	335,722	70,000	FNCL45 - FNMA TBA	4.50	05/15/44	76,185
155,000	FHLMC Multifamily Structured Pass Through Certificates, Series K009, Class A2 (b)	3.81	08/25/20	169,725	25,000	FNCL45 - FNMA TBA	4.50	05/15/44	27,209
					2,661	FNMA Pool #673743 (b)(e)	2.63	11/01/32	2,686

See Notes to Financial Statements.	25	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2015

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$35,928	FNMA Pool #735646	4.50%	07/01/20	$37,945	$15,535	GNMA II Pool #081435 (b)(e)	1.63%	08/20/35	$16,097
38,858	FNMA Pool #735861 (b)	6.50	09/01/33	45,791					7,739,127
32,552	FNMA Pool #735881 (b)	6.00	11/01/34	37,552	U.S. Treasury Securities - 1.9%
17,816	FNMA Pool #764388 (b)(e)	1.78	03/01/34	18,923	650,000	U.S. Treasury Bill (k)	0.01	04/09/15	649,998
51,518	FNMA Pool #776708 (b)	5.00	05/01/34	58,198	40,000	U.S. Treasury Bill (k)	0.01	04/30/15	39,999
59,918	FNMA Pool #888219	5.50	03/01/37	67,468	25,000,000	U.S. Treasury Bill (k)	0.18	01/07/16	24,965,375
25,939	FNMA Pool #974148	5.50	02/01/38	29,193	445,000	U.S. Treasury Bond (b)	2.50	02/15/45	440,967
137,525	FNMA Pool #AB1613	4.00	10/01/40	149,564	390,000	U.S. Treasury Inflation Indexed Bond (b)	0.50	04/15/15	421,405
145,796	FNMA Pool #AB3864	3.50	11/01/41	154,388	240,000	U.S. Treasury Inflation Indexed Bond (b)	0.13	04/15/16	256,750
110,911	FNMA Pool #AD0791 (b)	4.68	02/01/20	124,153	155,000	U.S. Treasury Inflation Indexed Bond (b)	0.13	04/15/17	162,378
158,867	FNMA Pool #AE0600 (b)	3.98	11/01/20	174,957	230,000	U.S. Treasury Inflation Indexed Bond (b)	0.13	07/15/24	226,643
155,459	FNMA Pool #AE0605 (b)	4.67	07/01/20	174,121	245,000	U.S. Treasury Inflation Indexed Bond (b)	0.25	01/15/25	243,784
138,465	FNMA Pool #AJ0764	4.50	09/01/41	151,730	75,000	U.S. Treasury Inflation Indexed Bond (b)	0.63	02/15/43	74,874
209,853	FNMA Pool #AL0149	4.00	02/01/41	227,698	370,000	U.S. Treasury Inflation Indexed Bond (b)	1.38	02/15/44	436,973
90,198	FNMA Pool #AL0851	6.00	10/01/40	102,948	95,000	U.S. Treasury Inflation Indexed Bond (b)	0.75	02/15/45	96,096
50,000	FNMA Pool #AM4014 (b)	3.60	08/01/23	54,471	140,000	U.S. Treasury Note (b)	0.88	09/15/16	140,908
271,958	FNMA Pool #MA1608	3.50	10/01/33	287,576	320,000	U.S. Treasury Note (b)	0.50	01/31/17	320,050
32,290	FNMA, Series 2001-52, Class YZ (b)	6.50	10/25/31	36,489	665,000	U.S. Treasury Note (b)	0.50	02/28/17	664,636
14,110	FNMA, Series 2001-81, Class QG (b)	6.50	01/25/32	16,145	665,000	U.S. Treasury Note (b)	0.50	03/31/17	664,273
101,519	FNMA, Series 2006-4, Class WE	4.50	02/25/36	108,333	860,000	U.S. Treasury Note (b)	1.38	03/31/20	860,201
65,000	G2SF3 - GNMA TBA	3.00	04/15/45	66,933	1,170,000	U.S. Treasury Note (b)	2.00	02/15/25	1,177,495
200,000	G2SF35 - GNMA TBA	3.50	04/15/45	210,461					31,842,805
40,000	G2SF35 - GNMA TBA	3.50	04/15/45	42,092	Total U.S. Government & Agency Obligations
115,000	G2SF35 - GNMA TBA	3.50	04/15/45	121,015	(Cost $42,228,410)				43,357,516
125,000	G2SF4 - GNMA TBA	4.00	04/15/45	133,189	Total Fixed Income Securities
60,000	G2SF45 - GNMA TBA	4.50	04/15/45	65,203	(Cost $403,710,004)				429,003,562
5,870	GNMA II Pool #080610 (b)(e)	1.63	06/20/32	6,110
18,622	GNMA II Pool #081136 (b)(e)	2.13	11/20/34	19,376		Security
17,981	GNMA II Pool #081432 (b)(e)	1.63	08/20/35	18,702	Shares	Description			Value
					Rights - 0.0%
					150,000	Comdisco Holding Co., Inc. (l)			9,675
					Total Rights
					(Cost $38,174)				9,675

See Notes to Financial Statements.	26	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2015

	Security	Strike	Exp.			Security	Strike	Exp.
Shares	Description	Price	Date	Value	Contracts	Description	Price	Date	Value
Warrants - 0.1%					Put Options Purchased - 0.9%
307,281	Kinder Morgan, Inc. (a)	$100.00	05/25/17	$1,259,852	1,917	American International Group, Inc.	$52.50	05/15	$122,688
Total Warrants					271	Hanger Orthopedic Group, Inc.	22.50	09/15	71,815
(Cost $1,077,882)				1,259,852	1,329	iShares Russell 2000 Index Fund	117.00	06/15	265,800
					20	iShares Russell 2000 Index Fund	122.00	06/15	7,280
	Security				699	Omnivision Technologies, Inc.	25.00	06/15	47,182
Shares	Description			Value	2,562	Omnivision Technologies, Inc.	25.00	09/15	249,795
Investment Companies - 12.5%					442	Powershares QQQ Trust Series 1	105.00	05/15	96,356
37,632	BlackRock Credit Allocation Income Trust			506,527	10	SPDR S&P 500 ETF Trust	207.00	04/15	2,720
61,990	BlackRock Floating Rate Income Trust			835,005	15	SPDR S&P 500 ETF Trust	206.00	04/15	3,525
71,620	DoubleLine Income Solutions Fund			1,421,657	10	SPDR S&P 500 ETF Trust	203.00	04/15	1,430
55,320	DoubleLine Opportunistic Credit Fund			1,374,702	14	SPDR S&P 500 ETF Trust	201.00	05/15	3,479
34,747	iShares Currency Hedged MSCI Germany ETF			991,679	15	SPDR S&P 500 ETF Trust	204.00	06/15	7,830
92,598	PCM Fund, Inc.			979,687	20	SPDR S&P 500 ETF Trust	211.00	06/15	17,340
57,500	PIMCO Dynamic Credit Income Fund			1,174,150	4,104	SPDR S&P 500 ETF Trust	200.00	01/16	4,305,096
45,200	PIMCO Dynamic Income Fund			1,310,800	9,576	SPDR S&P 500 ETF Trust	195.00	01/16	8,537,004
38,380	PIMCO Income Opportunity Fund			980,609	2,736	SPDR S&P 500 ETF Trust	140.00	01/16	339,264
98,012	PIMCO Income Strategy Fund II			984,040	20	SPDR S&P MidCap 400 ETF Trust	275.00	06/15	14,700
942,762	SPDR S&P 500 ETF Trust (b)(c)(d)			194,614,360	175	World Acceptance Corp.	80.00	10/15	211,750
27,400	Western Asset Mortgage Defined Opportunity Fund, Inc.			658,148	Total Put Options Purchased
Total Investment Companies					(Premiums Paid $19,611,846)				14,305,054
(Cost $119,203,865)				205,831,364	Total Purchased Options
					(Premiums Paid $24,719,800)				19,193,253
	Security				Total Long Positions - 78.7%
Shares	Description			Value	(Cost $1,082,533,692)*				$1,291,561,181
Money Market Funds - 6.8%					Total Short Positions - (34.1)%
94,357,817	JP Morgan 100% U.S. Treasury Money Market Fund Cap, 0.00% (e)			94,357,817	(Cost $(587,168,123))*				(560,139,902)
17,202,030	JP Morgan U.S. Treasury Plus Money Market Fund, 0.00% (e)			17,202,030	Total Written Options - (1.1)%
Total Money Market Funds					(Premiums Received $(20,901,782))*				(17,063,820)
(Cost $111,559,847)				111,559,847	Other Assets & Liabilities, Net – 56.5%				927,090,788
					Net Assets – 100.0%				$1,641,448,247
	Security	Strike	Exp.
Contracts	Description	Price	Date	Value
Purchased Options - 1.2%
Call Options Purchased - 0.3%
66	Baker Hughes, Inc.	$60.00	01/16	50,820
7,415	Market Vectors Gold Miners ETF	30.00	01/16	133,470
4,775	Market Vectors Gold Miners ETF	25.00	01/16	262,625
2,952	SPDR S&P 500 ETF Trust	200.00	01/16	4,441,284
Total Call Options Purchased
(Premiums Paid $5,107,954)				4,888,199

See Notes to Financial Statements.	27	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF SECURITIES SOLD SHORT MARCH 31, 2015

	Security			Security
Shares	Description	Value	Shares	Description	Value
Short Positions - (34.1)%			(553,300)	Monster Worldwide, Inc.	$(3,507,922)
Common Stock - (30.7)%			(32,758)	Natural Grocers by Vitamin Cottage, Inc.	(904,448)
Consumer Discretionary - (4.8)%			(35,966)	Nutrisystem, Inc.	(718,601)
(8,174)	Cabela's, Inc.	$(457,581)	(374,789)	Pacific Biosciences of California, Inc.	(2,188,768)
(8,553)	CarMax, Inc.	(590,243)	(24,523)	Pilgrim's Pride Corp.	(553,975)
(81,800)	Carnival Corp.	(3,913,312)	(74,983)	Protalix BioTherapeutics, Inc.	(133,470)
(2,303)	Cedar Fair LP	(132,192)	(8,828)	Sanderson Farms, Inc.	(703,150)
(29,172)	Chuy's Holdings, Inc.	(657,245)	(12,723)	Sirona Dental Systems, Inc.	(1,144,943)
(42,505)	Del Frisco's Restaurant Group, Inc.	(856,476)	(21,252)	SodaStream International, Ltd.	(430,565)
(18,000)	Dick's Sporting Goods, Inc.	(1,025,820)	(12,937)	Team, Inc.	(504,284)
(18,564)	Dorman Products, Inc.	(923,559)	(31,900)	TESARO, Inc.	(1,831,060)
(154,949)	Fastenal Co.	(6,420,312)	(14,586)	The Andersons, Inc.	(603,423)
(444,600)	Ford Motor Co.	(7,175,844)	(34,331)	The Chefs' Warehouse, Inc.	(770,044)
(10,183)	Fossil Group, Inc.	(839,588)	(27,300)	The Estee Lauder Cos., Inc.	(2,270,268)
(52,315)	Fox Factory Holding Corp.	(802,512)	(19,291)	The Fresh Market, Inc.	(783,986)
(83,100)	Genuine Parts Co.	(7,744,089)	(34,600)	The Spectranetics Corp.	(1,202,696)
(125,250)	Harley-Davidson, Inc.	(7,607,685)	(9,808)	TreeHouse Foods, Inc.	(833,876)
(3,200)	Harman International Industries, Inc.	(427,616)			(43,523,914)
(386,024)	JAKKS Pacific, Inc.	(2,640,404)	Energy - (1.8)%
(105,800)	Johnson Controls, Inc.	(5,336,552)	(8,764)	Bristow Group, Inc.	(477,200)
(100,600)	Kate Spade & Co.	(3,359,034)	(41,100)	Clean Energy Fuels Corp.	(219,268)
(7,585)	Las Vegas Sands Corp.	(417,478)	(106,600)	DCP Midstream Partners LP	(3,938,870)
(14,119)	Lululemon Athletica, Inc.	(903,898)	(96,400)	Energy Transfer Equity LP	(6,107,904)
(77,100)	M/I Homes, Inc.	(1,838,064)	(10,000)	Energy XXI, Ltd.	(36,400)
(30,300)	Michael Kors Holdings, Ltd.	(1,992,225)	(36,500)	Ensco PLC, Class A	(769,055)
(22,050)	Navistar International Corp.	(650,475)	(25,000)	Gastar Exploration, Inc.	(65,500)
(2,140)	Netflix, Inc.	(891,717)	(40,500)	Helix Energy Solutions Group, Inc.	(605,880)
(16,150)	NETGEAR, Inc.	(531,012)	(18,750)	JinkoSolar Holding Co., Ltd., ADR	(480,750)
(36,464)	Noodles & Co.	(635,932)	(166,200)	Kinder Morgan, Inc.	(6,990,372)
(6,395)	Panera Bread Co., Class A	(1,023,168)	(94,500)	MarkWest Energy Partners LP	(6,246,450)
(28,825)	Polaris Industries, Inc.	(4,067,207)	(294,501)	Renewable Energy Group, Inc.	(2,715,299)
(6,151)	Tesla Motors, Inc.	(1,161,124)	(38,700)	SunEdison, Inc.	(928,800)
(33,480)	The Home Depot, Inc.	(3,803,663)			(29,581,748)
(2,460)	The Priceline Group, Inc.	(2,863,809)	Financial - (7.1)%
(21,872)	Titan International, Inc.	(204,722)	(6,800,000)	Agricultural Bank of China, Ltd., Class H	(3,368,139)
(6,550)	Ulta Salon Cosmetics & Fragrance, Inc.	(988,068)	(821)	Altisource Asset Management Corp.	(151,992)
(30,750)	Under Armour, Inc., Class A	(2,483,062)	(1,055)	Altisource Residential Corp. REIT	(22,007)
(207,300)	Wabash National Corp.	(2,922,930)	(407,850)	Bank of America Corp.	(6,276,812)
(6,993)	Wynn Resorts, Ltd.	(880,279)	(5,500,000)	Bank of China, Ltd., Class H	(3,178,268)
		(79,168,897)	(4,420,000)	Bank of Communications Co., Ltd., Class H	(3,791,349)
Consumer Staples - (2.7)%			(22,376)	Barclays PLC, ADR	(326,018)
(37,800)	Acorda Therapeutics, Inc.	(1,257,984)	(69,600)	BB&T Corp.	(2,713,704)
(214,500)	Albany Molecular Research, Inc.	(3,775,200)	(539,819)	CBIZ, Inc.	(5,036,511)
(8,584)	American Public Education, Inc.	(257,348)	(5,000,000)	China CITIC Bank Corp., Ltd., Class H	(3,766,454)
(44,141)	Amira Nature Foods, Ltd.	(395,503)	(4,400,000)	China Construction Bank Corp., Class H	(3,655,008)
(13,079)	Archer-Daniels-Midland Co.	(619,945)	(1,400,000)	China Merchants Bank Co., Ltd., Class H	(3,420,250)
(261,800)	Array BioPharma, Inc.	(1,929,466)	(137,100)	Citigroup, Inc.	(7,063,392)
(8,700)	Ascent Capital Group, Inc., Class A	(346,347)	(5,000)	Consolidated-Tomoka Land Co.	(298,300)
(21,252)	B&G Foods, Inc.	(625,446)	(87,904)	Consumer Portfolio Services, Inc.	(614,449)
(101,400)	Carriage Services, Inc.	(2,420,418)	(90,100)	Encore Capital Group, Inc.	(3,747,259)
(44,348)	Cenveo, Inc.	(94,905)	(311,000)	Erste Group Bank AG	(7,669,529)
(12,800)	Ctrip.com International, Ltd., ADR	(750,336)	(138,100)	Forestar Group, Inc.	(2,177,837)
(44,141)	Darling Ingredients, Inc.	(618,415)	(58,800)	FXCM, Inc., Class A	(125,244)
(138,100)	Depomed, Inc.	(3,094,821)	(240,924)	Gain Capital Holdings, Inc.	(2,353,828)
(83,200)	Endologix, Inc.	(1,420,224)	(1,068,909)	Grupo Financiero Banorte SAB de CV, Class O	(6,197,549)
(1,961)	ExamWorks Group, Inc.	(81,617)	(85,000)	HCP, Inc. REIT	(3,672,850)
(9,808)	General Mills, Inc.	(555,133)
(51,607)	Hanger, Inc.	(1,170,963)
(150,700)	Healthways, Inc.	(2,968,790)
(5,231)	Ingredion, Inc.	(407,076)
(32,343)	Inogen, Inc.	(1,034,653)
(5,494)	Keurig Green Mountain, Inc.	(613,845)

See Notes to Financial Statements.	28	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF SECURITIES SOLD SHORT MARCH 31, 2015

	Security			Security
Shares	Description	Value	Shares	Description	Value
(54,300)	Health Care REIT, Inc.	$(4,200,648)	(29,649)	Avid Technology, Inc.	$(441,770)
(5,000,000)	Industrial & Commercial Bank of China, Ltd., Class H	(3,689,061)	(17,177)	CGI Group, Inc., Class A	(729,164)
(1,970,000)	Intesa Sanpaolo SpA	(6,706,358)	(13,970)	Computer Programs & Systems, Inc.	(758,012)
(143,200)	Kimco Realty Corp. REIT	(3,844,920)	(127,335)	Cornerstone OnDemand, Inc.	(3,678,708)
(429,000)	Nordea Bank AB	(5,245,345)	(81,000)	Demandware, Inc.	(4,932,900)
(447,500)	OTP Bank PLC	(8,493,147)	(23,300)	Envestnet, Inc.	(1,306,664)
(220,100)	Swedbank AB, Class A	(5,267,281)	(68,300)	inContact, Inc.	(744,470)
(997,000)	UniCredit SpA	(6,785,916)	(242,700)	Intel Corp.	(7,589,229)
(26,578)	Wells Fargo & Co.	(1,445,843)	(26,673)	Interactive Intelligence Group, Inc.	(1,098,394)
(19,172)	World Acceptance Corp.	(1,398,022)	(129,400)	KLA-Tencor Corp.	(7,542,726)
		(116,703,290)	(11,562)	Medidata Solutions, Inc.	(567,001)
Healthcare - (0.8)%			(151,400)	Mentor Graphics Corp.	(3,638,142)
(153,400)	Accuray, Inc.	(1,426,620)	(38,613)	OmniVision Technologies, Inc.	(1,018,225)
(92,400)	AMAG Pharmaceuticals, Inc.	(5,050,584)	(19,364)	Open Text Corp.	(1,024,162)
(78,000)	Emergent Biosolutions, Inc.	(2,243,280)	(164,100)	Photronics, Inc.	(1,394,850)
(13,900)	Insulet Corp.	(463,565)	(34,032)	PROS Holdings, Inc.	(840,931)
(22,450)	Isis Pharmaceuticals, Inc.	(1,429,392)	(2,159,500)	Quantum Corp.	(3,455,200)
(18,870)	Medifast, Inc.	(565,534)	(45,944)	Rally Software Development Corp.	(720,861)
(19,489)	Orthofix International NV	(699,460)	(116,500)	Rosetta Stone, Inc.	(886,565)
(52,500)	Quidel Corp.	(1,416,450)	(96,350)	Rudolph Technologies, Inc.	(1,061,777)
(20,500)	VIVUS, Inc.	(50,430)	(47,824)	SanDisk Corp.	(3,042,563)
(19,200)	Wright Medical Group, Inc.	(495,360)	(53,542)	Seagate Technology PLC	(2,785,790)
		(13,840,675)	(120,136)	Silicon Graphics International Corp.	(1,043,982)
Industrial - (5.2)%			(62,800)	Take-Two Interactive Software, Inc.	(1,598,574)
(14,700)	AAR Corp.	(451,290)	(20,797)	VeriSign, Inc.	(1,392,775)
(16,348)	AGCO Corp.	(778,819)			(71,362,650)
(97,800)	Altra Industrial Motion Corp.	(2,703,192)	Materials - (1.7)%
(186,100)	Atlas Copco AB, Class A	(6,035,395)	(49,594)	American Vanguard Corp.	(526,688)
(68,899)	Blount International, Inc.	(887,419)	(196,248)	Atlas Iron, Ltd.	(19,431)
(108,248)	Caterpillar, Inc.	(8,663,087)	(89,925)	BHP Billiton, Ltd., ADR	(4,178,815)
(106,350)	Colfax Corp.	(5,076,085)	(29,996)	Chemtura Corp.	(818,591)
(17,978)	Deere & Co.	(1,576,491)	(56,066)	Cliffs Natural Resources, Inc.	(269,678)
(125,800)	Donaldson Co., Inc.	(4,743,918)	(13,079)	FMC Corp.	(748,773)
(8,871)	Dover Corp.	(613,164)	(15,576)	H.B. Fuller Co.	(667,743)
(97,607)	Eaton Corp. PLC	(6,631,420)	(212,600)	Horsehead Holding Corp.	(2,691,516)
(101,075)	Emerson Electric Co.	(5,722,866)	(1,377,621)	Mexichem SAB de CV	(3,592,734)
(82,125)	Fluor Corp.	(4,694,265)	(21,152)	Noranda Aluminum Holding Corp.	(62,821)
(29,720)	Garmin, Ltd.	(1,412,294)	(35,005)	Platform Specialty Products Corp.	(898,228)
(361,900)	General Electric Co.	(8,978,739)	(22,888)	Potash Corp. of Saskatchewan, Inc.	(738,138)
(221,823)	Griffon Corp.	(3,866,375)	(4,000)	Primero Mining Corp.	(13,720)
(80,674)	Kaman Corp.	(3,422,998)	(91,950)	Rio Tinto PLC, ADR	(3,806,730)
(725)	Landstar System, Inc.	(48,068)	(127,400)	Silver Standard Resources, Inc.	(577,122)
(17,039)	MasTec, Inc.	(328,853)	(171,400)	The Dow Chemical Co.	(8,223,772)
(215,700)	Sandvik AB	(2,415,688)	(15,367)	The Mosaic Co.	(707,804)
(14,156)	Sensata Technologies Holding NV	(813,262)			(28,542,304)
(168,300)	SKF AB, Class B	(4,353,993)	Telecommunication Services - (2.1)%
(7,673)	Stoneridge, Inc.	(86,628)	(6,700)	Alaska Communications Systems Group, Inc.	(11,256)
(13,115)	Sturm Ruger & Co., Inc.	(650,897)	(86,400)	Blucora, Inc.	(1,180,224)
(22,992)	TAL International Group, Inc.	(936,464)	(53,000)	Dealertrack Technologies, Inc.	(2,041,560)
(322,600)	TTM Technologies, Inc.	(2,906,626)	(3,475)	DigitalGlobe, Inc.	(118,393)
(4,905)	Valmont Industries, Inc.	(602,726)	(182,300)	Fortinet, Inc.	(6,371,385)
(73,600)	Vishay Intertechnology, Inc.	(1,017,152)	(27,400)	Global Eagle Entertainment, Inc.	(364,694)
(112,500)	Wartsila OYJ Abp	(4,986,205)	(259,200)	Infinera Corp.	(5,098,464)
		(85,404,379)	(24,000)	InterDigital, Inc.	(1,217,760)
Information Technology - (4.4)%			(6,400)	j2 Global, Inc.	(420,352)
(235,000)	ACI Worldwide, Inc.	(5,090,100)	(60,291)	Marketo, Inc.	(1,544,656)
(44,750)	Akamai Technologies, Inc.	(3,179,264)	(134,800)	ModusLink Global Solutions, Inc.	(518,980)
(19,225)	Alliance Data Systems Corp.	(5,695,406)	(71,504)	Pandora Media, Inc.	(1,159,080)
(54,164)	Amber Road, Inc.	(501,017)	(68,763)	RetailMeNot, Inc.	(1,238,422)
(61,450)	Autodesk, Inc.	(3,603,428)	(21,929)	Textura Corp.	(596,030)
			(21,400)	TrueCar, Inc.	(381,990)

See Notes to Financial Statements.	29	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF SECURITIES SOLD SHORT MARCH 31, 2015

	Security
Shares	Description	Value
(3,165)	Twitter, Inc.	$(158,503)
(86,200)	Vipshop Holdings, Ltd., ADR	(2,537,728)
(60,700)	Web.com Group, Inc.	(1,150,265)
(2,800)	WebMD Health Corp.	(122,738)
(100,400)	Yahoo!, Inc.	(4,461,274)
(64,200)	YY, Inc., ADR	(3,502,431)
		(34,196,185)
Utilities - (0.1)%
(106,900)	EnerNOC, Inc.	(1,218,660)

Total Common Stock
(Proceeds $(531,255,084))		(503,542,702)

Investment Companies - (3.4)%
(33,149)	Alerian MLP ETF	(549,279)
(7,195)	iShares 20+ Year Treasury Bond ETF	(940,315)
(14,006)	iShares Russell 2000 ETF	(1,741,646)
(5,142)	iShares U.S. Real Estate ETF	(407,863)
(8,609)	SPDR Barclays High Yield Bond ETF	(337,645)
(254,907)	SPDR S&P 500 ETF Trust	(52,620,452)

Total Investment Companies
(Proceeds $(55,913,039))		(56,597,200)
Total Short Positions - (34.1)%
(Proceeds $(587,168,123))		$(560,139,902)

See Notes to Financial Statements.	30	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF CALL AND PUT OPTIONS WRITTEN MARCH 31, 2015

	Security	Strike	Exp.			Security	Strike	Exp.
Contracts	Description	Price	Date	Value	Contracts	Description	Price	Date	Value
Written Options - (1.1)%					(301)	Viacom, Inc., Class B	$80.00	01/16	$(55,685)
Call Options Written - (0.3)%					(25)	Walter Energy, Inc.	3.00	06/15	(25)
(68)	3M Co.	$180.00	01/16	$(26,010)	(50)	Walter Energy, Inc.	2.00	06/15	(175)
(350)	Accenture PLC, Class A	100.00	01/16	(112,000)	(100)	Walter Energy, Inc.	1.50	06/15	(100)
(301)	American Express Co.	100.00	01/16	(15,953)	(350)	Walter Energy, Inc.	1.00	06/15	(3,850)
(342)	American International Group, Inc.	65.00	01/16	(24,624)	(150)	Walter Energy, Inc.	1.00	09/15	(1,650)
(301)	Apple, Inc.	122.86	01/16	(371,735)	(137)	Yum! Brands, Inc.	80.00	01/16	(82,200)
(25)	Arch Coal, Inc.	3.00	04/15	(25)	Total Call Options Written
(25)	Arch Coal, Inc.	2.50	04/15	(25)	(Premiums Received $(3,669,055))				(4,586,706)
(155)	Arch Coal, Inc.	2.00	04/15	(155)
(1,505)	Bank of America Corp.	22.00	01/16	(9,030)	Put Options Written - (0.8)%
(137)	Becton Dickinson and Co.	160.00	06/15	(7,535)	(465)	Abbott Laboratories	42.00	01/16	(81,375)
(438)	Bed Bath & Beyond, Inc.	82.50	01/16	(199,290)	(235)	Accenture PLC, Class A	82.50	01/16	(70,500)
(137)	Berkshire Hathaway, Inc., Class B	165.00	01/16	(26,441)	(232)	American Express Co.	82.50	01/16	(193,720)
(547)	Citigroup, Inc.	65.00	01/16	(27,350)	(342)	American International Group, Inc.	50.00	01/16	(72,846)
(260)	Cliffs Natural Resources, Inc.	9.00	06/15	(1,430)	(958)	American International Group, Inc.	40.00	01/17	(182,020)
(273)	Colgate-Palmolive Co.	75.00	01/16	(39,312)	(238)	Apple, Inc.	102.14	01/16	(90,440)
(137)	Costco Wholesale Corp.	155.00	01/16	(100,010)	(1,831)	Bank of America Corp.	12.00	01/16	(49,437)
(195)	Gastar Exploration, Inc.	5.00	06/15	(195)	(287)	Bed Bath & Beyond, Inc.	70.00	01/16	(114,800)
(40)	Gastar Exploration, Inc.	2.50	06/15	(2,000)	(282)	Berkshire Hathaway, Inc., Class B	135.00	01/16	(129,720)
(125)	Gastar Exploration, Inc.	2.50	09/15	(8,125)	(649)	CarMax, Inc.	57.50	01/16	(194,700)
(1,150)	General Motors Co.	42.00	01/16	(151,800)	(903)	Corning, Inc.	20.00	01/16	(96,621)
(41)	Google, Inc., Class C	545.00	01/16	(191,265)	(219)	CVS Health Corp.	87.50	01/16	(44,019)
(109)	Johnson & Johnson	115.00	01/16	(10,246)	(323)	Ensco PLC	35.00	01/16	(481,270)
(684)	JPMorgan Chase & Co.	70.00	01/16	(60,192)	(1,092)	Expeditors International of Washington, Inc.	38.00	01/16	(81,900)
(384)	Kohl's Corp.	70.00	01/16	(430,080)	(249)	Express Scripts Holding Co.	72.50	01/16	(62,001)
(109)	Kohl's Corp.	65.00	01/16	(159,685)	(878)	General Electric Co.	23.00	01/16	(95,702)
(273)	Lowe's Cos., Inc.	75.00	01/16	(154,245)	(38)	Google, Inc., Class C	470.00	01/16	(57,570)
(109)	McDonald's Corp.	105.00	01/16	(32,700)	(476)	Halliburton Co.	45.00	01/16	(247,520)
(137)	Nike, Inc., Class B	105.00	01/16	(76,377)	(134)	International Business Machines Corp.	140.00	01/16	(62,980)
(205)	Patterson Cos., Inc.	55.00	07/15	(6,150)	(20)	iShares Russell 2000 Index Fund	107.00	06/15	(1,720)
(137)	Red Robin Gourmet Burgers, Inc.	90.00	06/15	(57,540)	(506)	Jacobs Engineering Group, Inc.	32.50	07/15	(15,180)
(123)	Schlumberger, Ltd.	92.50	01/16	(39,668)	(273)	JPMorgan Chase & Co.	50.00	01/16	(41,769)
(2,952)	SPDR S&P 500 ETF Trust	215.00	01/16	(1,886,328)	(378)	Kohl's Corp.	50.00	01/16	(20,790)
(219)	The Home Depot, Inc.	115.00	01/16	(164,250)	(285)	Kohl's Corp.	45.00	01/16	(9,975)
(41)	The Sherwin-Williams Co.	300.00	01/16	(51,250)

See Notes to Financial Statements.	31	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF CALL AND PUT OPTIONS WRITTEN MARCH 31, 2015

	Security	Strike	Exp.
Contracts	Description	Price	Date	Value
(287)	National Oilwell Varco, Inc.	$60.00	01/16	$(375,970)
(285)	QUALCOMM, Inc.	67.50	01/16	(139,650)
(821)	Quanta Services, Inc.	23.00	08/15	(36,945)
(260)	Schlumberger, Ltd.	70.00	01/16	(69,420)
(10)	SPDR S&P 500 ETF Trust	197.00	04/15	(480)
(15)	SPDR S&P 500 ETF Trust	196.00	04/15	(630)
(10)	SPDR S&P 500 ETF Trust	188.00	04/15	(110)
(14)	SPDR S&P 500 ETF Trust	191.00	05/15	(1,316)
(15)	SPDR S&P 500 ETF Trust	184.00	06/15	(2,093)
(20)	SPDR S&P 500 ETF Trust	196.00	06/15	(6,980)
(13,680)	SPDR S&P 500 ETF Trust	183.00	01/16	(8,139,600)
(20)	SPDR S&P MidCap 400 ETF Trust	255.00	06/15	(5,700)
(1,048)	Sprint Corp.	5.00	01/16	(95,368)
(550)	Target Corp.	67.50	01/16	(91,850)
(673)	The Bank of New York Mellon Corp.	32.00	01/16	(55,186)
(331)	The Boeing Co.	110.00	01/16	(60,242)
(977)	The Coca-Cola Co.	40.00	01/16	(244,250)
(164)	The Walt Disney Co.	85.00	01/16	(31,816)
(145)	Time Warner, Inc.	72.50	01/16	(39,005)
(191)	United Parcel Service, Inc., Class B	100.00	01/16	(161,395)
(676)	Verizon Communications, Inc.	43.00	01/16	(93,964)
(145)	Viacom, Inc., Class B	60.00	01/16	(41,325)
(552)	Walgreens Boots Alliance, Inc.	70.00	01/16	(114,816)
(232)	Wal-Mart Stores, Inc.	80.00	01/16	(96,280)
(501)	Wells Fargo & Co.	47.00	01/16	(74,148)
Total Put Options Written
(Premiums Received $(17,232,727))				(12,477,114)
Total Written Options - (1.1)%
(Premiums Received $(20,901,782))				$(17,063,820)

See Notes to Financial Statements.	32	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN MARCH 31, 2015

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
ETN	Exchange Traded Note
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LLC	Limited Liability Company
LP	Limited Partnership
MTN	Medium Term Note
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	All or a portion of this security is held as collateral for securities sold short.
(c)	Subject to call option written by the Fund.
(d)	Subject to put option written by the Fund.
(e)	Variable rate security. Rate presented is as of March 31, 2015.

(f)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $93,150,026 or 5.7% of net assets.
(g)	Debt obligation initially issued at one coupon rate which converts to a higher coupon rate at a specified date. Rate presented is as of March 31, 2015.
(h)	Security is currently in default and is on scheduled interest or principal payment.
(i)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $30,000 or 0.0% of net assets.
(j)	Zero coupon bond. Interest rate presented is yield to maturity.
(k)	Rate presented is yield to maturity.
(l)
Holders of Comdisco Holding Co., Inc. were issued contingent equity distribution rights pursuant to the Comdisco, Inc. First Amended Joint Plan of Reorganization. Accordingly, there is no associated strike price or expiration date.

At March 31, 2015, the Fund held the following credit default swap agreements:

Credit Default Swap - Buy Protection

Counterparty	Reference Entity / Obligation	Pays Rate	Termination Date	Credit Spread as of 03/31/15(1)	Notional Amount	Net Unrealized Appreciation (Depreciation)
Goldman Sachs & Co.	Carnival Corp, 6.65%, 01/15/28	1.00%	03/20/20	0.44%	$5,000,000	$(44,865)
BNP Paribas	Dow Chemical Co., 7.38%, 11/01/29	1.00	03/20/20	0.63	5,000,000	(61,910)
Goldman Sachs & Co.	Dow Chemical Co., 7.38%, 11/01/29	1.00	03/20/20	0.63	5,000,000	(85,455)
Goldman Sachs & Co.	Eastman Chemical Co., 7.60%, 02/01/27	1.00	06/20/20	0.80	5,000,000	(19,154)
BNP Paribas	Host Hotels & Resorts, Inc., 4.75%, 03/01/23	1.00	06/20/20	0.85	5,000,000	(39,009)
BNP Paribas	Macy's Retail Holding's, Inc., 7.45%, 07/15/17	1.00	06/20/20	0.62	5,000,000	4,605
Goldman Sachs & Co.	Ryder System, Inc., 2.55%, 06/01/19	1.00	06/20/20	0.46	5,000,000	(4,983)
						$(250,771)

(1)
Credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require    a seller to make payment to a buyer. Credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract.

AFA
At March 31, 2015, the Fund held the following futures contracts:
Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)

250	Silver Future	05/27/15	$20,300,625	$446,875
1	U.S. 10-year Treasury Note Future	06/19/15	126,721	2,185
4	U.S. 5-year Treasury Note Future	06/30/15	475,444	5,400
7	Ultra U.S. Treasury Long Bond Future	06/19/15	1,152,733	36,392
(200)	DAX Index Future	06/19/15	(61,954,253)	(965,563)
(3,000)	NASDAQ 100 E-Mini Future	06/19/15	(259,486,980)	(283,020)
(3,400)	S&P 500 Index E-Mini Future	06/19/15	(345,838,172)	(4,489,328)
(40)	U.S. 10-year Treasury Note Future	06/19/15	(5,106,752)	(49,498)
(255)	U.S. 5-year Treasury Note Future	06/30/15	(30,386,846)	(266,944)

$(680,717,480)	$(5,563,501)

See Notes to Financial Statements.	33	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN MARCH 31, 2015

*	Cost for federal income tax purposes is $562,392,122 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$254,843,046
Gross Unrealized Depreciation	(102,877,709)
Net Unrealized Appreciation	$151,965,337

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of March 31, 2015.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Common Stock
Consumer Discretionary	$59,322,971	$-	$-	$59,322,971
Consumer Staples	147,207,176	-	-	147,207,176
Energy	49,042,036	-	-	49,042,036
Financial	72,922,131	-	-	72,922,131
Healthcare	15,035,443	-	-	15,035,443
Industrial	48,432,695	-	-	48,432,695
Information Technology	33,819,350	-	-	33,819,350
Materials	29,274,973	-	-	29,274,973
Telecommunication Services	48,611,938	-	-	48,611,938
Utilities	8,616,978	-	-	8,616,978
Preferred Stock
Consumer Staples	679,250	-	-	679,250
Financial	1,681,625	762,943	-	2,444,568
Information Technology	9,294,119	-	-	9,294,119
Asset Backed Obligations	-	57,493,845	-	57,493,845
Corporate Convertible Bonds	-	234,611,585	30,000	234,641,585
Corporate Non-Convertible Bonds	-	71,316,714	-	71,316,714
Exchange Traded Notes	257,685	-	-	257,685
Interest Only Bonds	-	2,598,947	-	2,598,947
Municipal Bonds	-	4,553,863	-	4,553,863
Syndicated Loans	-	14,783,407	-	14,783,407
U.S. Government & Agency Obligations	-	43,357,516	-	43,357,516
Money Market Funds	-	111,559,847	-	111,559,847
Rights	9,675	-	-	9,675
Warrants	1,259,852	-	-	1,259,852
Investment Companies	205,831,364	-	-	205,831,364
Purchased Options	1,159,928	18,033,325	-	19,193,253
Total Investments At Value	$732,459,189	$559,071,992	$30,000	$1,291,561,181

Other Financial Instruments**
Credit Default Swaps	-	4,605	-	4,605
Futures	490,852	-	-	490,852
Total Other Financial Instruments**	$490,852	$4,605	$-	$495,457
Total Assets	$732,950,041	$559,076,597	$30,000	$1,292,056,638

See Notes to Financial Statements.	34	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN MARCH 31, 2015

Level 1	Level 2	Level 3	Total

Liabilities

Securities Sold Short

Common Stock	$(503,542,702)	$-	$-	$(503,542,702)
Investment Companies	(56,597,200)	-	-	(56,597,200)
Total Securities Sold Short	$(560,139,902)	$-	$-	$(560,139,902)
Other Financial Instruments**

Written Options	(16,373,942)	(689,878)	-	(17,063,820)
Credit Default Swaps	-	(255,376)	-	(255,376)
Futures	(6,054,353)	-	-	(6,054,353)
Total Other Financial Instruments**	$(22,428,295)	$(945,254)	$-	$(23,373,549)
Total Liabilities	$(582,568,197)	$(945,254)	$-	$(583,513,451)

** Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments and Schedule of Securities Sold Short, such as credit default swaps and futures, which are valued at the unrealized appreciation/(depreciation) of the instrument. Written options are reported at their market value at year end.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

Asset Backed Obligations	Corporate Convertible Bonds

Balance as of 03/31/14	$4,636,774	$6,927,200
Accrued Accretion / (Amortization)	154,962	13,270
Change in Unrealized Appreciation / (Depreciation)	(203,951)	(13,647)
Realized Gain	138,795	(55,000)
Sales	(3,080,594)	(5,455,260)
Paydowns	(1,645,986)	-
Transfers Out	-	(1,386,563)
Balance as of 03/31/15	$-	$30,000
Net change in unrealized appreciation / (depreciation) from investments held as of 03/31/15***	$-	$(290,225)

*** The change in unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) of investments in the accompanying Statements of Operations.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1 and Level 2 for the year ended March 31, 2015. As of March 31, 2015, there was $1,386,563 transferred from Level 3 into Level 2 as a result of a change from fair valued prices to vendor supplied valuations.

See Notes to Financial Statements.	35	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND PORTFOLIO HOLDINGS SUMMARY (Unaudited) MARCH 31, 2015

Portfolio Breakdown (% of Net Assets)
Long Positions
Corporate Convertible Bonds	43.4%
Corporate Non-Convertible Bonds	40.4%
Short Positions
Equity Securities	-21.9%
Written Options	0.0%
Other Assets less Liabilities*	38.1%
100.0%

*
Consists of deposits with the custodian and/or brokers for securities sold short, cash, foreign currency, prepaid expenses, receivables, payables, and accrued liabilities. Deposits with the custodian and/or brokers for securities sold short represent 25.2% of net assets. See Note 2 of the accompanying Notes to Financial Statements.

AFA
See Notes to Financial Statements.	36	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2015

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
Long Positions - 83.8%					Healthcare - 4.4%
Fixed Income Securities - 83.8%					$250,000	AMAG Pharmaceuticals, Inc. (b)	2.50%	02/15/19	$520,156
Corporate Convertible Bonds - 43.4%					250,000	Insulet Corp. (b)	2.00	06/15/19	252,656
Consumer Discretionary - 1.4%					750,000	Quidel Corp. (b)	3.25	12/15/20	817,500
$500,000	JAKKS Pacific, Inc. (a)(b)	4.88%	06/01/20	$441,875	500,000	Wright Medical Group, Inc. (a)(b)	2.00	02/15/20	529,688
250,000	Navistar International Corp. (a)(b)	4.75	04/15/19	227,031					2,120,000
				668,906	Industrial - 3.1%
Consumer Staples - 14.1%					350,000	Altra Industrial Motion Corp. (b)	2.75	03/01/31	404,250
500,000	Acorda Therapeutics, Inc. (b)	1.75	06/15/21	514,375	1,000,000	TTM Technologies, Inc. (b)	1.75	12/15/20	1,099,375
500,000	Albany Molecular Research, Inc. (b)	2.25	11/15/18	639,062					1,503,625
400,000	Array BioPharma, Inc. (b)	3.00	06/01/20	504,250	Information Technology - 4.6%
500,000	Ascent Capital Group, Inc. (b)	4.00	07/15/20	379,688	250,000	Dealertrack Technologies, Inc. (b)	1.50	03/15/17	297,812
750,000	Carriage Services, Inc. (a)(b)	2.75	03/15/21	901,879	375,000	inContact, Inc. (a)	2.50	04/01/22	391,641
500,000	Depomed, Inc. (b)	2.50	09/01/21	662,187	200,000	Mentor Graphics Corp. (b)	4.00	04/01/31	250,500
500,000	Emergent Biosolutions, Inc. (b)	2.88	01/15/21	579,063	500,000	Quantum Corp. (b)	4.50	11/15/17	585,625
500,000	Endologix, Inc. (b)	2.25	12/15/18	501,250	500,000	Take-Two Interactive Software, Inc. (b)	1.75	12/01/16	705,000
500,000	Healthways, Inc. (b)	1.50	07/01/18	585,312					2,230,578
750,000	Monster Worldwide, Inc. (a)(b)	3.50	10/15/19	1,023,281	Materials - 1.7%
300,000	Protalix BioTherapeutics, Inc. (b)	4.50	09/15/18	225,375	500,000	Horsehead Holding Corp. (b)	3.80	07/01/17	533,750
200,000	The Spectranetics Corp. (b)	2.63	06/01/34	259,625	400,000	Silver Standard Resources, Inc. (a)(b)	2.88	02/01/33	284,500
				6,775,347					818,250
					Telecommunication Services - 6.4%
Energy - 2.8%					500,000	Blucora, Inc. (b)	4.25	04/01/19	467,188
175,000	Energy XXI, Ltd. (b)	3.00	12/15/18	52,063	250,000	Global Eagle Entertainment, Inc. (a)(b)	2.75	02/15/35	245,625
500,000	Helix Energy Solutions Group, Inc. (b)	3.25	03/15/32	499,687	250,000	InterDigital, Inc. (a)(b)	1.50	03/01/20	248,906
325,000	InterOil Corp.	2.75	11/15/15	322,563	500,000	j2 Global, Inc. (b)	3.25	06/15/29	578,125
500,000	Renewable Energy Group, Inc. (b)	2.75	06/15/19	464,687	750,000	Vipshop Holdings, Ltd. (b)	1.50	03/15/19	1,175,156
				1,339,000	400,000	Web.com Group, Inc. (b)	1.00	08/15/18	370,500
									3,085,500
Financial - 3.4%					Utilities - 1.5%
570,000	Encore Capital Group Inc (b)	3.00	07/01/20	617,025	1,000,000	EnerNOC, Inc. (a)(b)	2.25	08/15/19	738,750
650,000	Forestar Group, Inc. (b)	3.75	03/01/20	613,438
500,000	FXCM, Inc. (b)	2.25	06/15/18	394,375	Total Corporate Convertible Bonds
				1,624,838	(Cost $19,754,247)				20,904,794

See Notes to Financial Statements.	37	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2015

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
Corporate Non-Convertible Bonds - 40.4%					$250,000	Nielsen Finance LLC / Nielsen Finance Co.	4.50%	10/01/20	$255,625
Consumer Discretionary - 6.5%					1,500,000	Videotron, Ltd.	6.38	12/15/15	1,501,518
$600,000	HD Supply, Inc.	11.00%	04/15/20	$684,000	1,000,000	Windstream Corp.	7.88	11/01/17	1,087,500
567,000	K Hovnanian Enterprises, Inc.	11.88	10/15/15	591,097					6,277,143
495,000	K Hovnanian Enterprises, Inc.	7.50	05/15/16	511,088	Total Corporate Non-Convertible Bonds
850,000	MGM Resorts International	6.63	07/15/15	859,562	(Cost $19,777,083)				19,434,051
480,000	Star Gas Partners LP / Star Gas Finance Co.	8.88	12/01/17	501,600	Total Fixed Income Securities
				3,147,347	(Cost $39,531,330)				40,338,845
Consumer Staples - 4.1%					Total Long Positions - 83.8%
1,000,000	Bumble Bee Holdings, Inc. (a)	9.00	12/15/17	1,052,500	(Cost $39,531,330)*				40,338,845
1,000,000	Cenveo Corp. (a)	6.00	08/01/19	942,500	Total Short Positions - (21.9)%
				1,995,000	(Proceeds $(10,231,842))*				(10,546,838)
Energy - 3.0%					Total Written Options - (0.0)%
1,000,000	Gastar Exploration, Inc.	8.63	05/15/18	940,000	(Premiums Received $(3,598))*				(1,644)
821,000	Walter Energy, Inc. (a)	9.50	10/15/19	496,705	Other Assets & Liabilities, Net – 38.1%				18,307,328
				1,436,705	Net Assets – 100.0%				$48,097,691
Financial - 4.8%
1,000,000	Ally Financial, Inc.	4.63	06/26/15	1,006,250
750,000	Realogy Group, LLC (a)	7.63	01/15/20	810,938
500,000	Realogy Group, LLC / The Sunshine Group Florida, Ltd. (a)	3.38	05/01/16	503,750
				2,320,938
Industrial - 3.8%
753,000	American Piping Products, Inc. (a)	12.88	11/15/17	764,295
1,000,000	International Wire Group Holdings, Inc. (a)	8.50	10/15/17	1,040,000
				1,804,295
Information Technology - 3.0%
397,000	CDW LLC / CDW Finance Corp.	8.50	04/01/19	413,873
1,000,000	EarthLink Holdings Corp.	7.38	06/01/20	1,030,000
				1,443,873
Materials - 2.1%
1,000,000	ArcelorMittal (b)	4.50	08/05/15	1,008,750

Telecommunication Services - 13.1%
1,500,000	Crown Media Holdings, Inc.	10.50	07/15/19	1,612,500
750,000	FairPoint Commun-ications, Inc. (a)	8.75	08/15/19	795,000
500,000	iHeartCommun-ications, Inc.	9.00	12/15/19	496,875
500,000	Level 3 Financing, Inc.	8.13	07/01/19	528,125

See Notes to Financial Statements.	38	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND SCHEDULE OF SECURITIES SOLD SHORT MARCH 31, 2015

	Security			Security
Shares	Description	Value	Shares	Description	Value
Short Positions - (21.9)%			Telecommunication Services - (3.2)%
Common Stock - (21.9)%			(8,679)	Blucora, Inc.	$(118,555)
Consumer Discretionary - (0.6)%			(9,210)	Global Eagle Entertainment, Inc.	(122,585)
(29,457)	JAKKS Pacific, Inc.	$(201,486)	(1,640)	InterDigital, Inc.	(83,214)
(2,191)	Navistar International Corp.	(64,634)	(4,320)	j2 Global, Inc.	(283,738)
		(266,120)	(28,760)	Vipshop Holdings, Ltd., ADR	(846,694)
Consumer Staples - (7.9)%			(4,072)	Web.com Group, Inc.	(77,164)
(7,728)	Acorda Therapeutics, Inc.	(257,188)			(1,531,950)
(23,900)	Albany Molecular Research, Inc.	(420,640)	Utilities - (0.4)%
(45,538)	Array BioPharma, Inc.	(335,615)	(17,922)	EnerNOC, Inc.	(204,311)
(2,200)	Ascent Capital Group, Inc., Class A	(87,582)
(23,400)	Carriage Services, Inc.	(558,558)	Total Common Stock
(17,102)	Cenveo, Inc.	(36,598)	(Proceeds $(10,231,842))		(10,546,838)
(19,769)	Depomed, Inc.	(443,023)	Total Short Positions - (21.9)%
(9,772)	Emergent Biosolutions, Inc.	(281,043)	(Proceeds $(10,231,842))		$(10,546,838)
(9,451)	Endologix, Inc.	(161,329)
(16,726)	Healthways, Inc.	(329,502)
(110,639)	Monster Worldwide, Inc.	(701,451)
(16,300)	Protalix BioTherapeutics, Inc.	(29,014)
(4,900)	The Spectranetics Corp.	(170,324)
		(3,811,867)
Energy - (0.7)%
(9,000)	Gastar Exploration, Inc.	(23,580)
(6,720)	Helix Energy Solutions Group, Inc.	(100,531)
(22,937)	Renewable Energy Group, Inc.	(211,479)
		(335,590)
Financial - (1.3)%
(8,700)	Encore Capital Group, Inc.	(361,833)
(14,975)	Forestar Group, Inc.	(236,156)
(8,300)	FXCM, Inc., Class A	(17,679)
		(615,668)
Healthcare - (2.6)%
(8,396)	AMAG Pharmaceuticals, Inc.	(458,925)
(2,800)	Insulet Corp.	(93,380)
(15,712)	Quidel Corp.	(423,910)
(9,600)	Wright Medical Group, Inc.	(247,680)
		(1,223,895)
Industrial - (1.8)%
(8,693)	Altra Industrial Motion Corp.	(240,275)
(71,706)	TTM Technologies, Inc.	(646,071)
		(886,346)
Information Technology - (2.8)%
(4,400)	Dealertrack Technologies, Inc.	(169,488)
(15,700)	inContact, Inc.	(171,130)
(7,598)	Mentor Graphics Corp.	(182,580)
(192,766)	Quantum Corp.	(308,426)
(21,027)	Take-Two Interactive Software, Inc.	(535,242)
		(1,366,866)
Materials - (0.6)%
(21,282)	Horsehead Holding Corp.	(269,430)
(7,681)	Silver Standard Resources, Inc.	(34,795)
		(304,225)

See Notes to Financial Statements.	39	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND SCHEDULE OF CALL OPTIONS WRITTEN MARCH 31, 2015

	Security	Strike	Exp.
Contracts	Description	Price	Date	Value
Written Options - (0.0)%
Call Options Written - (0.0)%
(141)	Walter Energy, Inc.	$2.00	06/15	$(494)
(50)	Walter Energy, Inc.	1.50	06/15	(50)
(100)	Walter Energy, Inc.	1.00	06/15	(1,100)

Total Call Options Written
(Premiums Received $(3,598))				(1,644)
Total Written Options - (0.0)%
(Premiums Received $(3,598))				$(1,644)

See Notes to Financial Statements.	40	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND NOTES TO SCHEDULE OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL OPTIONS WRITTEN MARCH 31, 2015

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership

(a)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $11,438,864 or 23.8% of net assets.
(b)	All or a portion of this security is held as collateral for securities sold short.

At March 31, 2015, the Fund held the following credit default agreeements:

Credit Default Swaps - Buy Protection
ACounterparty	Reference Entity / Obligation	Pay Rate	Termination Date	Credit Spread as of 03/31/15 (1)	Notional Amount	Net Unrealized Depreciation
Goldman Sachs & Co.	Carnival Corp, 6.65%, 01/15/28	1.00%	03/20/20	0.44%	$5,000,000	$(44,865)
Goldman Sachs & Co.	Dow Chemical Co., 7.38%, 11/01/29	1.00	03/20/20	0.63	5,000,000	(85,455)
Goldman Sachs & Co.	Eastman Chemical Co., 7.60%, 02/01/27	1.00	06/20/20	0.80	5,000,000	(19,154)
BNP Paribas	Host Hotels & Resorts, Inc., 4.75%, 03/01/23	1.00	06/20/20	0.85	5,000,000	(39,009)
BNP Paribas	Ryder System, Inc., 5.85%, 11/01/16	1.00	06/20/20	0.46	5,000,000	(14,394)
						$(202,877)

(1)
Credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require  a seller to make payment to a buyer. Credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract.

*	Cost for federal income tax purposes is $30,195,898 and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$2,267,618
Gross Unrealized Depreciation	(2,673,153)
Net Unrealized Depreciation	$(405,535)

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of March 31, 2015.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Corporate Convertible Bonds	$-	$20,904,794	$-	$20,904,794
Corporate Non-Convertible Bonds	-	19,434,051	-	19,434,051
Total Investments At Value	$-	$40,338,845	$-	$40,338,845
Total Assets	$-	$40,338,845	$-	$40,338,845

Liabilities

Securities Sold Short

Common Stock	$(10,546,838)	$-	-	$(10,546,838)
Total Securities Sold Short	$(10,546,838)	$-	$-	$(10,546,838)
Other Financial Instruments**

Written Options	-	(1,644)	-	(1,644)

Credit Default Swaps	-	(202,877)	-	(202,877)
Total Other Financial Instruments**	$-	$(204,521)	$-	$(204,521)
Total Liabilities	$(10,546,838)	$(204,521)	$-	$(10,751,359)

** Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments and Schedule of Securities Sold Short, such as credit default swaps, which are valued at the unrealized appreciation/(depreciation) of the instrument. Written options are reported at their market value at year end.

See Notes to Financial Statements.	41	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND NOTES TO SCHEDULE OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL OPTIONS WRITTEN MARCH 31, 2015

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

Common Stock

Balance as of 03/31/14	$36,962
Change in Unrealized Appreciation / (Depreciation)	285,974
Realized Gain / (Loss)	(322,936)
Balance as of 3/31/15	$-
Net change in unrealized appreciation / (depreciation) from investments held as of 3/31/15 ***	$-

*** The change in unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) of investments in the accompanying Statements of Operations.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2015.

See Notes to Financial Statements.	42	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF ASSETS AND LIABILITIES MARCH 31, 2015

	ABSOLUTE STRATEGIES FUND	ABSOLUTE CREDIT OPPORTUNITIES FUND
ASSETS
Total investments, at value (Cost $1,082,533,692 and $39,531,330, respectively)	$1,291,561,181	$40,338,845
Deposits with brokers	583,831,680	12,126,585
Cash	315,236,940	6,863,885
Foreign currency (Cost $28,778,409 and $0, respectively)	28,562,572	-
Receivables:
Fund shares sold	2,732,337	25,793
Investment securities sold	9,336,861	83,103
Dividends and interest	5,588,420	625,039
Variation margin	5,671,229	-
Swap premiums paid	611	611
Unrealized gain on swap agreements	4,605	-
Prepaid expenses	34,109	11,767
Total Assets	2,242,560,545	60,075,628

LIABILITIES
Swap premiums received	398,186	257,969
Unrealized loss on swap agreements	255,376	202,877
Securities sold short, at value (Proceeds $587,168,123 and $10,231,842, respectively)	560,139,902	10,546,838
Call options written, at value (Premiums received $3,669,055 and $3,598, respectively)	4,586,706	1,644
Put options written, at value (Premiums received $17,232,727 and $0, respectively)	12,477,114	-
Payables:
Investment securities purchased	15,644,889	685,418
Fund shares redeemed	3,678,371	153,197
Dividends on securities sold short	1,048,937	1,045
Variation margin	172,986	-
Other	11,317	-
Accrued Liabilities:
Investment adviser fees	2,287,907	63,369
Trustees’ fees and expenses	1,750	60
Fund services fees	97,267	8,349
Other expenses	311,590	57,171
Total Liabilities	601,112,298	11,977,937

NET ASSETS	$1,641,448,247	$48,097,691

See Notes to Financial Statements.	43	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF ASSETS AND LIABILITIES MARCH 31, 2015

	ABSOLUTE STRATEGIES FUND	ABSOLUTE CREDIT OPPORTUNITIES FUND
COMPONENTS OF NET ASSETS
Paid-in capital	$1,465,123,405	$48,698,464
Accumulated net investment income (loss)	(4,118,782)	7,639
Accumulated net realized loss	(53,421,349)	(900,008)
Net unrealized appreciation	233,864,973	291,596
NET ASSETS	$1,641,448,247	$48,097,691

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	144,273,063	4,847,260
R Shares	4,465,916	-

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $1,592,871,684 and $48,097,691, respectively)	$11.04	$9.92
R Shares (based on net assets of $48,576,563 and $0, respectively)	$10.88	$-

See Notes to Financial Statements.	44	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF OPERATIONS YEAR ENDED MARCH 31, 2015

	ABSOLUTE STRATEGIES FUND	ABSOLUTE CREDIT OPPORTUNITIES FUND
INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $138,062 and $3,410, respectively)	$18,862,655	$342,905
Interest income	20,145,458	279,072
Total Investment Income	39,008,113	621,977
Adviser
EXPENSES
Investment adviser fees	33,284,411	1,700,036
Fund services fees	983,913	80,441
Transfer agent fees:
Institutional Shares	143,011	16,250
R Shares	105,598	-
Distribution fees:
R Shares	149,932	-
Custodian fees	378,306	105,568
Registration fees:
Institutional Shares	46,360	23,612
R Shares	16,677	-
Professional fees	312,542	56,626
Trustees' fees and expenses	118,365	4,545
Dividend expense on securities sold short	12,154,195 #	153,018	#
Interest expense	4,190,722 #	225,423	1
Miscellaneous expenses	2,042,332	159,343
Total Expenses	53,926,364	2,524,862
Fees waived and expenses reimbursed	-	(695,506)
Net Expenses	53,926,364	1,829,356

NET INVESTMENT LOSS	(14,918,251)	(1,207,379)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	282,594,230	12,900,535
Foreign currency transactions	267,685	85
Futures	(23,332,645)	1,128,286
Securities sold short	(47,615,738)	(352,631)
Written options	16,436,028	18,349
Swaps	(286,588)	(1,395,081)
Net realized gain	228,062,972	12,299,543

See Notes to Financial Statements.	45	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF OPERATIONS YEAR ENDED MARCH 31, 2015

	ABSOLUTE STRATEGIES FUND	ABSOLUTE CREDIT OPPORTUNITIES FUND
Net change in unrealized appreciation (depreciation) on:
Investments	$(234,582,166)	$(6,960,206)
Foreign currency translations	(263,002)	(150)
Futures	(13,134,973)	(448,003)
Securities sold short	55,034,637	(119,873)
Written options	(744,303)	1,954
Swaps	(384,430)	141,716
Net change in unrealized appreciation (depreciation)	(194,074,237)	(7,384,562)
NET REALIZED AND UNREALIZED GAIN	33,988,735	4,914,981
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,070,484	$3,707,602

See Notes to Financial Statements.	46	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	ABSOLUTE STRATEGIES FUND		ABSOLUTE CREDIT OPPORTUNITIES FUND

March 31, 2013		Shares		Shares
NET ASSETS MARCH 31, 2013	$3,888,247,009	$ 3,888,247,009	$382,447,196	$382,447,196

OPERATIONS
Net investment loss	(30,303,611)		(5,394,899)
Net realized gain	22,259,907		18,869,082
Net change in unrealized appreciation (depreciation)	(66,691,606)		(28,275,824)
Decrease in Net Assets Resulting from Operations	(74,735,310)		(14,801,641)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	840,977,946	75,443,988	61,461,658	5,391,862
R Shares	24,205,043	2,185,483	-	-
Redemption of shares:
Institutional Shares	(1,870,531,696)	(168,395,529)	(313,898,796)	(27,820,270)
R Shares	(43,899,849)	(3,980,271)	-	-
Decrease in Net Assets from Capital Share Transactions	(1,049,248,556)	(94,746,329)	(252,437,138)	(22,428,408)
Decrease in Net Assets	(1,123,983,866)		(267,238,779)
March 31, 2014
NET ASSETS MARCH 31, 2014 (Including line (a))	$2,764,263,143		$115,208,417

OPERATIONS
Net investment loss	(14,918,251)		(1,207,379)
Net realized gain	228,062,972		12,299,543
Net change in unrealized appreciation (depreciation)	(194,074,237)		(7,384,562)
Increase in Net Assets Resulting from Operations	19,070,484		3,707,602

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain:
Institutional Shares	-		(9,289,553)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	334,071,848	29,931,356	6,223,597	573,333
R Shares	11,749,373	1,066,560	-	-
Reinvestment of distributions:
Institutional Shares	-	-	8,978,744	909,701
Redemption of shares:
Institutional Shares	(1,457,939,569)	(130,739,579)	(76,731,116)	(7,079,414)
R Shares	(29,767,032)	(2,710,123)	-	-
Decrease in Net Assets from Capital Share Transactions	(1,141,885,380)	(102,451,786)	(61,528,775)	(5,596,380)
Decrease in Net Assets	(1,122,814,896)		(67,110,726)
March 31, 2015
NET ASSETS MARCH 31, 2015 (Including line (b))	$1,641,448,247		$48,097,691

(a) Accumulated net investment income (loss) March 31, 2014	$10,781		$(1,922,673)

(b) Accumulated net investment income (loss) March 31, 2015	$(4,118,782)		$7,639

See Notes to Financial Statements.	47	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
For the Years Ended March 31,
2015	2014	2013	2012	2011
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Year	$11.01	$11.24	$11.09	$10.80	$10.66
INVESTMENT OPERATIONS
Net investment loss (a)	(0.08)	(0.10)	(0.10)	(0.09)	(0.02)
Net realized and unrealized gain (loss)	0.11	(0.13)	0.25	0.45	0.20
Total from Investment Operations	0.03	(0.23)	0.15	0.36	0.18
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—	—	—	(0.02)	(0.04)
Net realized gain	—	—	—	(0.05)	—
Total Distributions to Shareholders	—	—	—	(0.07)	(0.04)
NET ASSET VALUE, End of Year	$11.04	$11.01	$11.24	$11.09	$10.80
TOTAL RETURN	0.27%	(2.05)%	1.35%	3.36%	1.73%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$1,592,872	$2,697,675	$3,799,857	$3,899,319	$3,300,120
Ratios to Average Net Assets:
Net investment loss	(0.70)%	(0.85)%	(0.87)%	(0.80)%	(0.20)%
Net expenses	2.58%	2.45%	2.57%	2.58%	2.26%
Dividend and interest expenses	0.79%	0.72%	0.84%	0.85%	0.53%
Net expenses without dividend and interest expenses	1.79%	1.73%	1.73%	1.73%	1.73%
Gross expenses	2.58%	2.47	%(b)	2.57%	2.58%	2.26	%(b)
PORTFOLIO TURNOVER RATE	78%	75%	68%	112%	192%

(a)	Calculated based on average shares outstanding during each year.
(b)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	48	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
For the Years Ended March 31,
2015	2014	2013	2012	2011
R SHARES
NET ASSET VALUE, Beginning of Year	$10.90	$11.18	$11.08	$10.82	$10.67
INVESTMENT OPERATIONS
Net investment loss (a)	(0.13)	(0.14)	(0.15)	(0.16)	(0.10)
Net realized and unrealized gain (loss)	0.11	(0.14)	0.25	0.47	0.26
Total from Investment Operations	(0.02)	(0.28)	0.10	0.31	0.16
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—	—	—	—	(0.01)
Net realized gain	—	—	—	(0.05)	—
Total Distributions to Shareholders	—	—	—	(0.05)	(0.01)
NET ASSET VALUE, End of Year	$10.88	$10.90	$11.18	$11.08	$10.82
TOTAL RETURN	(0.18)%	(2.50)%	0.90%	2.87%	1.49%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$48,577	$66,589	$88,390	$94,113	$101,868
Ratios to Average Net Assets:
Net investment loss	(1.17)%	(1.23)%	(1.34)%	(1.43)%	(0.95)%
Net expenses	3.09%	2.92%	2.98%	2.95%	2.64%
Dividend and interest expenses	0.79%	0.73%	0.84%	0.81%	0.53%
Net expenses without dividend expenses	2.30%	2.19%	2.14%	2.14%	2.11%
Gross expenses	3.09%	2.93	%(b)	2.98%	2.95%	2.64	%(b)
PORTFOLIO TURNOVER RATE	78%	75%	68%	112%	192%

(a)	Calculated based on average shares outstanding during each year.
(b)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	49	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Years Ended March 31,
	2015	2014	2013	2012	2011
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Year	$11.03	$11.63	$11.59	$12.41	$11.77
INVESTMENT OPERATIONS
Net investment loss (a)	(0.18)	(0.22)	(0.26)	(0.25)	(0.13)
Net realized and unrealized gain (loss)	0.64	(0.38)	0.30	(0.21)	0.95
Total from Investment Operations	0.46	(0.60)	0.04	(0.46)	0.82
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(1.57)	—	—	(0.36)	(0.18)
Total Distributions to Shareholders	(1.57)	—	—	(0.36)	(0.18)
NET ASSET VALUE, End of Year	$9.92	$11.03	$11.63	$11.59	$12.41
TOTAL RETURN	4.28%	(5.16)%	0.34%	(3.68)%	6.98%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$48,098	$115,208	$382,447	$510,921	$593,127
Ratios to Average Net Assets:
Net investment loss	(1.62)%	(1.95)%	(2.25)%	(2.12)%	(1.05)%
Net expenses	2.46%	3.19%	3.94%	3.56%	3.37%
Dividend and interest expenses	0.51%	0.39%	0.99%	0.61%	0.42%
Net expenses without dividend and interest expenses	1.95%	2.80%	2.95%	2.95%	2.95%
Gross expenses (b)	3.39%	3.44%	4.00%	3.58%	3.42%
PORTFOLIO TURNOVER RATE	218%	157%	205%	430%	630%

(a)	Calculated based on average shares outstanding during each year.
(b)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	50	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2015

Note 1. Organization

Absolute Strategies Fund and Absolute Credit Opportunities Fund (individually, a “Fund” and, collectively the “Funds”) are diversified and non-diversified portfolios of Forum Funds (the “Trust”), respectively. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Absolute Strategies Fund currently offers two classes of shares: Institutional Shares and R Shares. Institutional and R Shares commenced operations on July 11, 2005. Absolute Strategies Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low sensitivity to traditional financial market indices, such as the S&P 500 Index. Absolute Credit Opportunities Fund currently offers Institutional Shares. Absolute Credit Opportunities Fund commenced operations on October 21, 2008. Absolute Credit Opportunities Fund seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and lower volatility than traditional equity market indices, such as the S&P 500 Index.

Effective October 1, 2014, the Absolute Opportunities Fund changed its investment strategy and was renamed Absolute Credit Opportunities Fund.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities such as shares of exchange traded funds and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Exchange-traded options for which the last quoted sale price is outside the closing bid and ask price, will be valued at the mean of the closing bid and ask price. Shares of non exchange traded open-end mutual funds are valued at net asset value (“NAV”). Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments and other financial instruments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with an adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in

51	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2015

determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of March 31, 2015, for each Fund’s investments is included in the Notes to Schedules of Investments, Securities Sold Short and Call and Put Options Written.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income and expense are recorded on the ex-dividend date. Foreign dividend income and expense are recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes. Each Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.
52	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2015

Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Notional amounts of each individual futures contract outstanding as of March 31, 2015, for Absolute Strategies Fund, are disclosed in the Notes to Schedule of Investments, Securities Sold Short and Call and Put Options Written.

Securities Sold Short – Each Fund may sell a security short to increase investment returns. Each Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which a fund sells a security that it does not own. To complete the transaction, the fund must borrow the security in order to deliver it to the buyer. The fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the fund sold the security. The fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a profit if the price of the security declines between those dates.

Until the fund replaces the borrowed security, the fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the Deposits with Brokers as shown on the Statements of Assets and Liabilities and the securities held long as shown on the Schedules of Investments. Dividends and interest paid on securities sold short are recorded as an expense on each Fund’s Statement of Operations.

Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

The values of each individual purchased option outstanding as of March 31, 2015, are disclosed in each Fund’s Schedule of Investments.

Written Options – When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written options are non-income producing securities.
53	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2015

The values of each individual written option outstanding as of March 31, 2015, are disclosed in each Fund’s Schedule of Call and Put Options Written. Transactions in written options during the year ended March 31, 2015, were as follows:

Absolute Strategies Fund
	Calls		Puts
	Number of		Number of
	Contracts	Premiums	Contracts	Premiums
Options Outstanding, March 31, 2014	(53,272)	$(16,192,614)	(95,147)	$(18,544,009)
Options written	(32,399)	(5,369,214)	(65,380)	(23,366,292)
Options terminated in closing transactions	46,857	11,755,118	104,842	18,796,336
Options exercised	12,180	5,098,086	3,676	1,006,459
Options expired	13,487	1,039,569	19,094	4,874,779
Options Outstanding, March 31, 2015	(13,147)	$(3,669,055)	(32,915)	$(17,232,727)

Absolute Credit Opportunities Fund
	Calls
	Number of
	Contracts	Premiums
Options Outstanding, March 31, 2014	-	$-
Options written	(712)	(23,393)
Options terminated in closing transactions	25	450
Options exercised	14	612
Options expired	382	18,733
Options Outstanding, March 31, 2015	(291)	$(3,598)

Credit Default Swaps – Each Fund may invest in credit default swaps. A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer (including sovereign debt obligations) if a credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

If a fund is a seller of a credit default swap contract, the fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

If a fund is the buyer of a credit default swap contract, the fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the fund.

54	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2015

Notional amounts of each individual credit default swap agreement outstanding as of March 31, 2015, for each Fund, are disclosed in the Notes to Schedule of Investments, Securities Sold Short and Call and Put Options Written.

Interest Rate Swaps – Each Fund may enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage.

Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in two interest rates, applied to the notional principal amount for a specified period.  The payment flows are usually netted against each other, with the difference being paid by one party to the other.  The Fund settles accrued net receivables or payables under the swap contracts on a periodic basis.

The primary risk associated with interest rate swaps is that unfavorable changes in interest rates could adversely impact the Funds.

Notional amounts of each individual interest rate swap agreement outstanding as of March 31, 2015, if any, are disclosed in each Fund’s Notes to Schedule of Investments, Securities Sold Short and Call and Put Options Written.  The Funds did not enter into any interest rate swaps during the year ended March 31, 2015.

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by each Fund is included in their Schedule of Investments, if applicable.

When-Issued Transactions – Each Fund may purchase securities on a forward commitment or ‘when-issued’ basis. A fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets that have a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least semi-annually. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2015, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

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ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2015

Absolute Strategies Fund’s class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Cash – Concentration in Uninsured Account

For cash management purposes each Fund may concentrate cash with each Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of March 31, 2015, the Absolute Strategies Fund and Absolute Credit Opportunities Fund held $314,986,940 and $6,613,885, respectively, as cash reserves at Citibank, N.A. that exceeded the FDIC insurance limit.

Note 4. Fees and Expenses

Investment Adviser – Absolute Investment Advisers LLC (the “Adviser”) is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from each Fund at an annual rate of 1.60% of each Fund’s average daily net assets. Prior to October 1, 2014, the Adviser received an advisory fee from Absolute Credit Opportunities Fund of 2.75% of the Fund’s average daily net assets.

Each sub-advisory fee, calculated as a percentage of each Fund’s average daily net assets, is paid by the Adviser.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. Absolute Strategies Fund has adopted a Distribution Plan (the “Plan”) for R Shares of the Fund in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund pays the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of R Shares.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Effective January 1, 2015, each Independent Trustee’s annual retainer is $50,000 ($66,000 for the Chairman), and the Audit Committee Chairman receives an additional $6,000 annually. Effective April 1, 2015, the Vice Chairman receives an additional $6,000 annually.

Note 5. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive its fees and/or reimburse expenses to limit total annual operating
56	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2015

expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees, proxy expenses and extraordinary expenses) of Institutional Shares of Absolute Credit Opportunities Fund to 1.95% through August 1, 2017. The Adviser waived fees of $695,506, for Absolute Credit Opportunities Fund, for the year ended March 31, 2015.

Note 6. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended March 31, 2015, were as follows:

Absolute Strategies Fund

Non-U.S. Government Obligations		U.S. Government Obligations
Purchases	Sales	Purchases	Sales
$1,123,589,257	$2,138,708,393	$66,633,806	$75,766,907

Absolute Credit Opportunities Fund

Non-U.S. Government Obligations
Purchases	Sales
$86,826,559	$106,412,210

Note 7. Summary of Derivative Activity

The volume of open derivative positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the year ended March 31, 2015, for any derivative type during the period is as follows:

	Absolute Strategies	Absolute Credit Opportunities
Forward Currency Contracts	$73,343,437	$-
Futures Contracts	4,231,777,563	107,569,091
Purchased Options	54,162,480	55,101
Written Options	(28,735,506)	(23,393)
Credit Default Swaps	105,000,000	115,000,000

Each Fund’s use of derivatives during the year ended March 31, 2015, was limited to credit default swaps, options, forward currency contracts and futures contracts.

Following is a summary of the effect of derivatives on the Statements of Assets and Liabilities as of March 31, 2015:

Absolute Strategies Fund
Location:	Commodity Contracts	Credit Contracts	Equity Contracts	Interest Contracts
Asset derivatives:
Swap premiums paid	$-	$611	$-	$-
Unrealized gain on swap agreements	-	4,605	-	-
Receivable – variation margin	-	-	5,668,135	3,094
Total investments, at value	-	-	19,193,253	-
Total asset derivatives	$-	$5,216	$24,861,388	$3,094

Liability derivatives:
Swap premiums received	$-	$(398,186)	$-	$-
Unrealized loss on swap agreements	-	(255,376)	-	-
Payable – variation margin	(95,000)	-	-	(77,986)
Call options written, at value	-	-	(4,586,706)	-
Put options written, at value	-	-	(12,477,114)	-
Total liability derivatives	$(95,000)	$(653,562)	$(17,063,820)	$(77,986)

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ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2015

Absolute Credit Opportunities Fund
Location:	Credit Contracts	Equity Contracts
Asset derivatives:
Swap premiums paid	$611	$-
Total asset derivatives	$611	$-

Liability derivatives:
Swap premiums received	$(257,969)	$-
Unrealized loss on swap agreements	(202,877)	-
Call options written, at value	-	(1,644)
Total liability derivatives	$(460,846)	$(1,644)

Realized and unrealized gains and losses on derivatives contracts during the year ended March 31, 2015, by each Fund are recorded in the following locations on the Statements of Operations:

Absolute Strategies Fund
Location:	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Forward Currency Contracts	Interest Contracts
Net realized gain (loss) on:
Swaps	$-	$(286,588)	$-	$-	$-	$-
Futures	574,020	-	6,297,700	(29,132,181)	-	(1,072,184)
Investments	-	-	-	(26,756,306)	-	-
Written options	-	-	-	16,436,028	-	-
Foreign currency transactions	-	-	-	-	17,561	-
Total net realized gain (loss)	$574,020	$(286,588)	$6,297,700	$(39,452,459)	$17,561	$(1,072,184)

Net change in unrealized appreciation (depreciation) on:
Swaps	$-	$(384,430)	$-	$-	$-	$-
Futures	446,875	-	(1,276,800)	(11,901,661)	-	(403,387)
Investments	-	-	-	(1,066,922)	-	-
Written options	-	-	-	(744,303)	-	-
Foreign currency translations	-	-	-	-	17,414	-
Total net change in unrealized appreciation (depreciation)	$446,875	$(384,430)	$(1,276,800)	$(13,712,886)	$17,414	$(403,387)

Absolute Credit Opportunities Fund
Location:	Credit Contracts	Equity Contracts
Net realized gain (loss) on:
Swaps	$(1,395,081)	$-
Futures	-	1,128,286
Investments	-	(60,175)
Written Options	-	18,349
Total net realized gain (loss)	$(1,395,081)	$1,086,460

Net change in unrealized appreciation (depreciation) on:
Swaps	$141,716	$-
Futures	-	(448,003)
Investments	-	(1)
Written Options	-	1,954
Total net change in unrealized appreciation (depreciation)	$141,716	$(446,050)

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ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2015

Asset (Liability) amounts shown in the table below represent amounts for derivative related investments at March 31, 2015. These amounts may be collateralized by cash or financial instruments.

	Gross Asset (Liability) as Presented in the Statement of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged**	Net Amount

Absolute Strategies Fund
Assets:
Over-the-counter derivatives*	$24,869,698	$-	$-	$24,869,698
Liabilities:
Over-the-counter derivatives*	(17,890,368)	17,063,820	826,548	-

Absolute Credit Opportunities Fund
Assets:
Over-the-counter derivatives*	$611	$-	$-	$611
Liabilities:
Over-the-counter derivatives*	(462,490)	1,644	460,846	-

*
Over-the-counter derivatives may consist of forward currency contracts, options contracts, futures contracts and swap agreements.  The amounts disclosed above represent the exposure to one or more counterparties.  For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Notes to Schedules of Investments, Securities Sold Short and Call and Put Options Written.

**
The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.

Note 8. Federal Income Tax

Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:

Long-Term Capital Gain	Distribution in Execess	Total

Absolute Credit Opportunities Fund
2015	$7,556,820	$1,732,733	$9,289,553

As of March 31, 2015, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total

Absolute Strategies Fund	$28,736,391	$(3,922,382)	$151,510,833	$176,324,842
Absolute Credit Opportunities Fund	-	-	(600,773)	(600,773)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, futures, passive foreign investment holdings, real estate investment trusts, constructive sales, straddles, convertible bond premium, contingent payment debt instruments, cover loss deferrals, short dividends, inflation indexed securities, partnerships and credit default swaps.

For tax purposes, the current deferred late year ordinary loss was $3,922,382 (realized during the period January 1, 2015 through March 31, 2015) for Absolute Strategies Fund. This loss will be recognized for tax purposes on the first business day of the Fund’s current fiscal year, April 1, 2015.

On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2015. The following reclassifications were the result of book to tax differences resulting from real estate investment trusts, partnerships, passive foreign investment holdings, grantor trusts, straddles, constructive sales, short dividend reclassifications, currency, paydowns, convertible bond premium adjustments, contingent payment debt instruments, credit default swap income, inflation indexed securities, registered investment companies, net operating losses and distributions in excess of earnings to meet excise distribution requirements and has no impact on the net assets of each Fund.

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Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in-Capital

Absolute Strategies Fund	$10,788,688	$(5,523,363)	$(5,265,325)
Absolute Credit Opportunities Fund	3,137,691	(1,104,643)	(2,033,048)

Note 9. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Absolute Strategies Fund
and Absolute Credit Opportunities Fund
and the Board of Trustees of Forum Funds

We have audited the accompanying statements of assets and liabilities of the Absolute Strategies Fund and Absolute Credit Opportunities Fund (formerly Absolute Opportunities Fund), each a series of shares of beneficial interest in the Forum Funds, including the schedules of investments, as of March 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2015 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Absolute Strategies Fund and Absolute Credit Opportunities Fund as of March 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 29, 2015
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Investment Advisory Agreement Approval

At the March 27, 2015 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between Absolute Investment Advisers LLC (the “Adviser”) and the Trust pertaining to the Funds (the “Advisory Agreement”) and the subadvisory agreements between the Adviser and the following subadvisers to the Funds: Harvest Capital Strategies LLC; Horizon Asset Management LLC; Kovitz Investment Group, LLC; LakeWater Capital LLC; Longhorn Capital Partners, LLC; Madden Asset Management, LLC; MetWest Asset Management, LLC; Mohican Financial Management, LLC; Sabal Capital Management, LLC; St. James Investment Company, LLC; The Boston Company Asset Management, LLC; and Yacktman Asset Management LP. (the “Subadvisers”) (the "Subadvisory Agreements"). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser and Subadvisers to due diligence questionnaires circulated on the Board's behalf. The Board also discussed the materials with Independent Trustee counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board also received an oral presentation from the Adviser, and was assisted by the advice of Independent Trustee counsel.

In evaluating the Advisory Agreement and the Subadvisory Agreements for the Funds, the Board reviewed written materials furnished by the Adviser, Subadvisers and the administrator, including information regarding the Adviser's and Subadvisers' personnel, operations and financial condition. In addition, the Board considered that the evaluation process with respect to the Adviser and Subadvisers is an ongoing one that extends over multiple review periods and, in this regard, the Board considers information provided at each regularly scheduled meeting including, among other things, information concerning the Funds' performance and services provided by the Adviser and, under certain circumstances, by the Subadvisers.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Funds by the Adviser and Subadvisers, including information on the investment performance of the Funds and Subadvisers; (2) the costs of the services provided and profitability to the Adviser with respect to its relationship with each of the Funds; (3) the advisory fee and total expense ratio each of the Funds compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Funds grow and whether the advisory fee enables each Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser and Subadvisers from their respective relationships with the Funds.

Nature, Extent and Quality of Services

Based on written materials received and a presentation from senior representatives of the Adviser as well as a discussion with the Adviser about the personnel, operations and financial condition of itself and each Subadviser, and discussions with the Trust's CCO regarding the Adviser and the Subadvisers, the Board considered the quality of services provided by the Adviser under the Advisory Agreement and by each Subadviser under each Subadvisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser and the Subadvisers with principal responsibility for the Funds’ investments; the investment philosophy and decision-making processes of the Adviser's and Subadvisers' investment professionals; the capability and integrity of the Adviser's and each Subadviser’s senior management and staff; the quality of the Adviser's and each Subadviser’s services with respect to regulatory compliance; and the Adviser's and each Subadviser’s representation that each firm is in stable financial condition and that each firm’s financial condition would not impair its ability to provide high-quality advisory services to the applicable Fund. The Board also considered the Adviser’s analysis and recommendations regarding each Subadviser. The Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Funds by the Adviser under the Advisory Agreement and each Subadviser under each of the respective Subadvisory Agreements.

Performance

The Board reviewed the performance of the Funds in light of each Fund's investment objective and strategy and the Adviser's discussion of the performance of each of the Subadvisers. The Board reviewed the Absolute Strategies Fund’s performance over the one-, three-, and five-year periods ended January 31, 2015, compared to a

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peer group identified by Lipper Inc. (“Lipper”). The Board noted that the Absolute Strategies Fund underperformed the median of its Lipper peer group during the one-, three-, and five-year periods ended January 31, 2015. The Board reviewed the Absolute Credit Opportunities Fund's performance over the one-, three-, and five-year periods ended January 31, 2015, also as compared to a peer group identified by Lipper. The Board noted that the Absolute Credit Opportunities Fund outperformed the median of its Lipper peer group for the one-year period ended January 31, 2015, but underperformed the median of its Lipper peer group for the three- and five-year periods ended January 31, 2015. Addressing the Funds’ apparent underperformance relative to their Lipper peer groups, the Adviser asserted that it does not view the funds in the peer group identified by Lipper to be comparable to the Funds and, referencing the hedge-fund-like strategies of the Funds, explained the basis for this assertion. The Board noted the Adviser’s representations that the most direct comparison for each Fund would be other funds employing a multi-manager, multi-strategy approach with varying long and short exposures and that asset allocation funds and single strategy funds are likely to have different exposures than the Funds.

The Board reviewed each Fund's performance compared to another group of funds that were not included in the Funds' Lipper peer groups, but that the Adviser provided as a meaningful comparison (the "Comparable Funds"). The Board considered the Adviser’s explanation as to why the performance of the Comparable Funds should be taken into account in evaluating the performance of the Funds and considered the Funds’ performance relative to the Comparable Funds. The Board also noted the Adviser’s report that, since their respective inceptions, the cumulative returns of both the Funds compared favorably with those of the Comparable Funds over the same periods.

The Board also considered the Adviser's representation that hedge funds and hedge funds of funds provide the most relevant performance comparisons for the Funds. In this regard, the Board considered the performance of the Funds relative to the HFRX Global Hedge Fund Index (“HFRX Index”). The Board noted that the Absolute Credit Opportunities Fund had changed its primary benchmark to the HFRX Index in September 2014 because of the Adviser’s representation that the HFRX Index was the most representative of the alternative credit-focused strategies employed by the Fund, including convertible arbitrage, distressed securities, hedged equity, and relative value, among others. The Board considered that the Absolute Credit Opportunities Fund outperformed the benchmark for the one-year period ended December 31, 2014, but underperformed for the three- and five-year periods ended December 31, 2014. The Board noted further the Adviser’s representation that, given the recent changes to the Absolute Credit Opportunities investment strategy to be credit focused, the comparison was only relevant after September 30, 2014.

The Board considered that the Absolute Strategies Fund had similarly outperformed the benchmark for the one-year period ended December 31, 2014, but underperformed the benchmark for the three- and five-year periods ended December 31, 2014. The Board noted the Adviser’s representation that it was not the objective of the Funds to outperform specific market indices because the Funds employ unique investment strategies to seek absolute returns, irrespective of any benchmark performance.

With respect to Subadviser performance, the Board evaluated the Adviser's assessment of each Subadviser's performance. The Board acknowledged the Adviser's representation that the different Subadvisers could be expected to achieve different performance results in light of the differences in their strategies, allocated assets, and market environment. The Board also considered the Adviser’s explanation that, standing alone, no Subadviser should necessarily be expected to perform in line with the market or with the relevant Fund's benchmarks. In this regard, the Board noted that the Adviser emphasized its responsibility for allocating each Fund’s assets among Subadvisers in order to achieve the applicable Fund’s investment objective. In view of the respective roles of the Adviser and Subadvisers, the Board determined that it was appropriate to evaluate the contribution of each Subadviser to the performance of the Fund for which each subadviser managed assets as a whole. The Board concluded that the Funds and their shareholders could benefit from the renewal of the Advisory Agreement and of each of the applicable Subadvisory Agreements.
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Compensation

The Board evaluated the Adviser's compensation for providing advisory services to each Fund. The Board considered the Adviser’s representation that the advisory fee rates and actual total expense ratios of hedge funds provide fairer points of comparison for the Funds than the fee rates and expense ratios of the funds in the identified Lipper peer groups.  In this regard, the Board weighed the Adviser’s explanation that the complex strategies of hedge funds are more similar to the strategy of each of the Funds than the mutual funds in the Lipper peer groups. In addition, with respect to advisory fee rates and total expenses, the Board noted the Adviser's representation that hedge funds’ fees typically consist of a high base advisory fee and additional performance-based fee. The Board recognized that the Adviser’s fees do not include performance fees and that the Adviser pays all of the Subadvisers out of its advisory fee.

The Board took into consideration comparative information on each Fund's actual advisory fee rate and total expenses compared to its Lipper peer group. In this regard, the Board noted that the Adviser’s actual advisory fee rate and the total expense ratio of each Fund was the highest of the funds in its Lipper peer group. The Board noted also that, with respect to the Absolute Strategies Fund, the Adviser had implemented breakpoints that would reduce the advisory fee rate charged to the Fund at certain asset levels. In addition, with respect to the Absolute Credit Opportunities Fund, the Board recognized that the Adviser had recently contractually agreed to cap the Fund's total operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) at 1.95% until August 1, 2017 (“Expense Cap”), and that the Expense Cap was not fully reflected in that Fund's Lipper comparison. In response to a question from a Trustee, the Adviser reported that it could not compare the advisory fees paid by the Funds to the advisory fees paid by comparable accounts because the only comparable account managed by the Adviser was an employee-only hedge fund that did not currently pay a management fee due to an adviser waiver.

Under these circumstances, the Board concluded that it was difficult to make meaningful comparisons between the Funds’ actual advisory fee rates and total expense ratios and those of the Funds' Lipper peer groups due to, among other things, variations between the services provided by the Adviser to the Funds and those provided to the Lipper peer group of funds by their advisers. Further, the Board concluded that the complex investment strategies utilized by the Adviser for the Funds are comparable to the strategies provided to hedge funds by their advisers at much higher advisory fee rates than those charged by the Adviser.  Based on the foregoing, and on all of the information presented, the Board concluded that the advisory fees paid to the Adviser by the Funds were reasonable.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to each Fund. In this regard, the Board considered the Adviser’s resources devoted to each of the Funds as well as the Adviser’s discussion of the aggregate costs and profitability of its mutual fund activities. The Board also considered the percentage and amount of the Adviser’s fee that the Adviser retained and the percentage and amount of the fee that was paid to the Subadvisers. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to the management of the Funds were reasonable in the context of all factors considered.

The Board did not consider information regarding the costs of services provided or profits realized by each Subadviser from its relationship with the Funds, noting instead the arms-length nature of the relationship between the Adviser and the Subadvisers with respect to the negotiation of the subadvisory fee rate on behalf of each Fund and that the Adviser, and not the Fund, was responsible for paying the subadvisory fees due under each Subadvisory Agreement. Under these circumstances, the Board concluded that each Subadviser’s profitability was not a material factor in determining whether or not to approve the Subadvisory Agreements.
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Economies of Scale

The Board considered whether either of the Funds could benefit from economies of scale. The Board noted the Adviser's explanation that it is difficult for either Fund to achieve large economies of scale because the investment strategies of the Subadvisers, which are employed by the Funds, are not high-capacity strategies – meaning the Subadvisers generally cannot successfully manage ever-larger amounts of assets. The Board also noted the Adviser’s representation that, to the extent it was able to obtain fee breaks with certain Subadvisers, the Adviser's profitability may not increase commensurately given the potential need for the Adviser to hire additional Subadvisers at different, including higher, subadvisory fee rates. In this regard, the Board recognized the Adviser's representation that it expects to pay higher subadvisory fees in the future given that the Subadvisers’ strategies are not high-capacity strategies and that the Funds face increased competition in identifying and retaining Subadvisers.

The Board noted that, with respect to the Absolute Strategies Fund, the Adviser had implemented fee breakpoints by contractually waiving its advisory fee to 1.55% on assets in excess of $4.5 billion and to 1.50% on assets in excess of $5 billion.

With respect to the Absolute Credit Opportunities Fund, the Board considered the Adviser's representation that the Absolute Credit Opportunities Fund could potentially benefit from economies of scale as assets grow, but that the Adviser currently forgoes approximately one half of its advisory fee pursuant to the Expense Cap and had determined that breakpoints were not appropriate at this time.

Based on the foregoing information, and other considerations, the Board concluded that shareholders of the Absolute Strategies Fund should have an opportunity to share in future economies of scale and that economies of scale were not yet a material factor to be considered with respect to the Absolute Credit Opportunities Fund.

Other Benefits

The Board noted the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Funds. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not a material factor in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. In light of the fact that each Fund is a multi-manager Fund, however, for which the Adviser identifies Subadvisers whose strategies it seeks to combine to achieve the Fund’s investment objective, when considering the renewal of the Subadvisory Agreements, the Board gave significant weight to the Adviser’s recommendation that each Subadvisory Agreement be renewed and to the Adviser’s representation that the reappointment of the Subadvisers would positively contribute to the Adviser’s successful execution of the Funds’ overall strategies. The Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement and Subadvisory Agreements. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in each Advisory Agreement and in each Subadvisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (888) 992-2765 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 992-2765 and on the SEC’s website at www.sec.gov.
65	ABSOLUTE FUNDS

ABSOLUTE FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2015

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014, through March 31, 2015.

Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	October 1, 2014	March 31, 2015	Period*	Ratio*
Absolute Strategies Fund
Institutional Shares
Actual	$1,000.00	$981.33	$12.60	2.55%
Hypothetical (5% return before taxes)	$1,000.00	$1,012.22	$12.79	2.55%
R Shares
Actual	$1,000.00	$979.30	$15.15	3.07%
Hypothetical (5% return before taxes)	$1,000.00	$1,009.62	$15.38	3.07%

Absolute Credit Opportunities Fund
Institutional Shares
Actual	$1,000.00	$996.66	$10.70	2.15%
Hypothetical (5% return before taxes)	$1,000.00	$1,014.21	$10.80	2.15%

*
Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

66	ABSOLUTE FUNDS

ABSOLUTE FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2015

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Each Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (888) 992-2765.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003; formerly, Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) 1995-2002.	27	None
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	27	None
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	27	None
David Tucker Born: 1958	Trustee; Vice Chairman	Since 2011 (Vice Chairman since 2015)	Director, Blue Sky Experience since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	37	Trustee, Forum Funds II and Forum ETF Trust
Interested Trustee
John Y. Keffer2 Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	37	Director, Wintergreen Fund, Inc.; Trustee, Forum Funds II, Forum ETF Trust and ALTMFX Trust
1The Fund Complex includes the Trust, Forum Funds II and Forum ETF Trust and is overseen by different Boards of Trustees.

2Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

67	ABSOLUTE FUNDS

ABSOLUTE FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2015

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Associate Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
1The Fund Complex includes the Trust, Forum Funds II and Forum ETF Trust and is overseen by different Boards of Trustees.

68	ABSOLUTE FUNDS

ABSOLUTE FUNDS
P.O. BOX 588
PORTLAND, MAINE 04112
(888) 992-2765 (TOLL FREE)
(888) 99-ABSOLUTE (TOLL FREE)

INVESTMENT ADVISER

Absolute Investment Advisers LLC
18 Shipyard Drive, Suite 3C
Hingham, Massachusetts 02043
www.absoluteadvisers.com

TRANSFER AGENT

Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112
(888) 992-2765 (Toll Free)
(888) 99-ABSOLUTE (Toll Free)
www.atlanticfundservices.com

DISTRIBUTOR

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its managements and other information.

212-ANR-0315

Beck, Mack & Oliver Funds

Beck, Mack & Oliver International Fund
Beck, Mack & Oliver Partners Fund

Annual Report

March 31, 2015

Beck, Mack & Oliver LLC

TABLE OF CONTENTS

Beck, Mack & Oliver International Fund
A Message to Our Shareholders (Unaudited)	2
Performance Chart and Analysis (Unaudited)	7
Portfolio Profile	8
Schedule of Investments	9
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18

Beck, Mack & Oliver Partners Fund
A Message to Our Shareholders (Unaudited)	19
Performance Chart and Analysis (Unaudited)	25
Portfolio Profile	26
Schedule of Investments	27
Statement of Assets and Liabilities	28
Statement of Operations	29
Statements of Changes in Net Assets	30
Financial Highlights	31

Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	39
Additional Information (Unaudited)	40

BECK, MACK & OLIVER INTERNATIONAL FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2015

Dear Shareholders:

The Beck, Mack & Oliver International Fund (the “International Fund”) ended its fiscal year on March 31, 2015 (the “Fiscal Year” or the “Period”) with a net asset value (“NAV”) of $17.19 per share, realizing a return of -0.32% for the Period. The International Fund’s fiscal return compares with a return of -1.01% for its benchmark, the MSCI ACWI ex U.S. Index1 (the “MSCI ACWI ex U.S.” or the “Benchmark”) and a -0.92% return for the MSCI EAFE Index2 (“MSCI EAFE”). For a longer term perspective, the International Fund’s 3-, 5-, 10-year, and since inception average annual total returns as of March 31, 2015 were as follows:

Average Annual Total Return as of 03/31/2015	One Year	Three Years	Five Years	Ten Years	Since Inception (12/08/93)
Beck, Mack & Oliver International Fund	-0.32%	3.97%	4.44%	4.28%	7.08%
MSCI ACWI ex U.S. Index	-1.01%	6.44%	4.82%	5.46%	N/A1
MSCI EAFE Index	-0.92%	9.02%	6.16%	4.95%	5.65%

(Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the International Fund’s annual operating expense ratio (gross) is 2.22%. However, the International Fund’s adviser has agreed to contractually waive its fees and/or reimburse expenses to limit total operating expenses to 1.50% through at least July 31, 2015. During the period certain fees were waived and/or expenses reimbursed; otherwise returns would have been lower. Returns greater than one year are annualized.)

While the International Fund outperformed the MSCI ACWI ex U.S. during the Period, its return of -0.32% for the Fiscal Year reflected the underperformance overall of international markets relative to the continued bull market in the U.S. during calendar year 2014.  The International Fund has made steady progress during the Period following the amendment to its principal investment strategy (discussed at length in our 2014 Annual Report) which formalized the International Fund’s focus on investment opportunities outside the U.S. As we have exited select remaining U.S. equity positions, the International Fund has had a significant cash/cash equivalent percentage of NAV while we search for attractively valued equities that meet our investment criteria. Given U.S. market outperformance we continue to view foreign equity markets as attractively valued and representing an opportunity.

While U.S. indices and other world indices have performed well, we believe there is value in many stocks that do not have great representation within broad indexes represented by ETF’s. The proliferation of indexation and ETF investing

1
The MSCI ACWI ex U.S. Index is a stock market index that is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net index data is not available prior to its inception on 01/01/01. The total return of the MSCI ACWI ex U.S. Index includes the reinvestment of dividends and income and does not include expenses. The MSCI ACWI ex U.S. Index is unmanaged and is not available for investment.

2
The MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the United States and Canada.  The total return of the MSCI EAFE Index includes the reinvestment of dividends and income and does not include expenses.  The MSCI EAFE Index is unmanaged and is not available for investment.

2

BECK, MACK & OLIVER INTERNATIONAL FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2015

has had an effect on valuations in many geographies and industries. As you might expect, our discipline is uncovering value in companies that are less well known, underrepresented in indices and underfollowed by research analysts, which we believe results in less correlated returns versus the broad indexes such as our Benchmark. Our bottom-up value investment discipline remains as consistent as ever as we look to deliver above average returns within our geographical mandate to our investors.

The below table shows the top three contributors and detractors to International Fund performance during the Fiscal Year.

	Portfolio
Common Stock	Weight	Return	Contribution to Performance3
Dewan Housing Finance Corp., Ltd.	3.78%	108.81%	2.25%
Penn West Petroleum, Ltd.	1.52%	-76.01%	-1.52%
Fairfax Financial Holdings, Ltd.	4.79%	31.46%	1.45%
Bank Pan Indonesia Tbk PT	1.92%	43.97%	1.33%
Petroamerica Oil Corp.	1.80%	-60.78%	-1.32%
Archer, Ltd.	1.63%	-59.13%	-1.32%
Total for Top 6 Contributors/Detractors			0.87%
Total Return for Reporting Period			-0.32%

Source: S&P Capital IQ.

The following tables provide details of the International Fund’s top 10 positions at the end of the Period as well as positions added and exited since our 09/30/14 semi-annual period.

Top 10 Common Stock Holdings as of 03/31/15	Country	Sector	% NAV
Greatview Aseptic Packaging Co., Ltd.	China	Materials	5.9%
Genting Hong Kong, Ltd.	Hong Kong	Conglomerates	5.3%
Dewan Housing Finance Corp., Ltd.	India	Financials	5.1%
Dufry AG	Switzerland	Consumer Discretionary	4.5%
Bank Pan Indonesia Tbk PT	Indonesia	Financials	4.0%
Tarkett SA	Russian Federation	Consumer Discretionary	3.8%
Fairfax Financial Holdings, Ltd.	Canada	Insurance	3.5%
GP Investments, Ltd. BDR	Brazil	Asset Management	3.3%
Phoenix Satellite Television Holdings, Ltd.	Hong Kong	Media	3.1%
Enstar Group, Ltd.	Bermuda	Insurance	3.0%
Total			41.5%

3 Contribution is the annualized return of a security multiplied by the security’s weight in the portfolio or benchmark. Such weighting is of the public equity securities and cash for the International Fund’s portfolio.

3

BECK, MACK & OLIVER INTERNATIONAL FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2015

New Positions	% NAV	Exited Positions	% NAV4
Cosco Capital, Inc.	0.6%	Archer, Ltd.	2.2%
Genting Hong Kong, Ltd.	5.3%	Cia Sud Americana de Vapores SA	0.7%
GP Investments, Ltd. BDR.	3.3%	Coal India, Ltd.	0.9%
Greatview Aseptic Packaging Co., Ltd.	5.9%	Empresas ICA SAB de CV	1.6%
Grifols SA, Class B	2.0%	Genting Bhd	3.2%
Secure Property Development & Investment PLC	0.9%	Huntingdon Capital Corp.	8.4%
		KCell JSC, ADR	2.5%
		Leucadia National Corp.	1.0%
		Penn West Petroleum, Ltd.	1.6%
		Petromanas Energy, Inc.	0.6%
		Value Partners Group, Ltd.	0.8%
		Wheelock & Co., Ltd.	1.3%
	18.0%		24.8%

The International Fund partially hedges its exposure to various currencies based on the underlying market exposures of its investments. During the Fiscal Year, these hedges proved a contributor to performance of the International Fund with net unrealized appreciation of $415,436 as of March 31, 2015.

Before discussing some new companies in the portfolio, one successful exit we had that had a great deal of impact on the International Fund was Huntingdon Capital which we have written about in the past. As the result of an acquisition by a private Canadian real estate company, Slate Capital, we tendered our holdings in common stock, warrants and bonds. The results since the International Fund’s entry point were very good; an average of ~30% annualized return since our initial stake. We backed a management team that worked tirelessly (and successfully) to turnaround a stressed company with good assets. The lesson learned is that aligned and healthy partnerships are a key to investment success.  We view most of our portfolio companies as partnerships with owner operators in good businesses, and we regard all of our investors in the International Fund as our partners.

While we remain bottom-up value investors, we believe in understanding the geopolitical landscape as a way to contextualize the potential influences on the businesses that we own and their operating environment. This is particularly important when investing in developing markets. Many show great promise in terms of growth, though from the outside minority shareowners’ point of view, governance both on a company AND a country basis become increasingly important. We keep a watchful eye on both positive and negative developments from this perspective. As everyone knows, the world today is wrought with conflict in many different regions.

The task we have when analyzing a company from a bottom-up perspective that is doing business in a (potentially) volatile region is to determine the difference between headline risk and the risk for the permanent impairment of capital. Geopolitical factors have dramatic effect on stock prices in the short run, and we evaluate whether such factors present an opportunity or a trap. One such opportunity arose at the onset of the conflict between Russia and Ukraine. Due to massive capital flight from Russia, the International Fund was able to invest in a high quality business based in France with most of its income derived from Russian customers that was caught in the maelstrom. As we have mentioned in the

4Percent of Net Asset Value (“NAV”) for exited positions reflect holdings at the previous reporting period ending 09/30/14.

4

BECK, MACK & OLIVER INTERNATIONAL FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2015

past, Tarkett is the dominant vinyl flooring manufacturer in Russia, benefiting from a durable competitive advantage in a market despite geopolitical concerns, and has a lot of growth ahead of it.  Look for us to continue to look for opportunities such as Tarkett - taking advantage of equity market volatility due to geopolitical or macro concerns.

Another portfolio company, Dufry, has had a busy year on the merger and acquisition front. Dufry is the dominant travel retailer worldwide with a presence in 67 countries with nearly 400 locations. We think the acquisitions Dufry has made in recent past will bear fruit over time by enhancing earnings power through revenue growth (steady increase in passenger traffic globally bolstered by an emerging middle class) and by cost savings realized through the integration of acquisitions. Specifically, Dufry acquired its third largest competitor, Nuance, and then announced the acquisition of its second largest competitor, World Duty Free, (not yet closed) from the Benetton family of Italy. This combined entity will have 24% of airport retail globally, far outpacing its next competitor. Dufry has a record of success in integrating acquisitions successfully and enhancing shareholder value. Led by the very capable Julian Diaz (CEO) and a competent Board of Directors, we look forward to monitoring the evolution of the company.

The International Fund initiated an investment in GP Investments of Brazil during the Period. GP was founded in 1993 by Jorge Paulo Lehmann of 3G Capital and is one of the oldest Private Equity Funds in Brazil. It is comprised of two business lines: asset management and capital investments. The company has raised ~US$5 billion from Brazilian and International investors and has participated in 50+ companies. We purchased GP at a significant discount to our estimate of NAV. Well-run, in our view, by CEO Antonio Bonchristiano and Chairman Fersen Lamranho (who worked with Lehmann at Garantia Bank), we expect our investment in GP has the potential to compound capital at above average rates for many years to come. To a certain extent, our ability to take advantage of macro concerns in Brazil (and an extremely weak Brazilian Real) provided a window of opportunity for us to purchase this high-quality company.

Lastly, the International Fund partially exited its long-term position in Fanuc of Japan. Fanuc, the largest provider of factory automation products with ~50% market share, has benefited from tailwinds in both auto manufacturing and electronic product manufacturing (such as smartphones). The company’s previous secretive nature and extremely conservative balance sheet (some say way too conservative) has evolved (partially through successful shareholder activism) as of late. Increased communication and new shareholder-friendly changes from a capital allocation perspective (increased dividends, buyback targeting enhanced equity returns) caused the stock to perform well during the Period. We believe Fanuc is a very good business with good prospects, but with a relatively full valuation we decided to sell part of our position. We remain enthusiastic long-term shareholders.

We realize that our pivot from a global to an international (non-US) focus has created some bumps from a near-term performance perspective. Our firm and partners remain steadfast in our commitment to the International Fund and

5

BECK, MACK & OLIVER INTERNATIONAL FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2015

invested alongside you. We believe that your patience will be rewarded in the fullness of time and are very enthusiastic about the opportunity set in front of us.

Yours respectfully,

David E. Rappa Lead Manager		Peter A. Vlachos Co-Manager

Robert C. Beck Co-Manager

IMPORTANT RISKS AND DISCLOSURE:
On August 1, 2014, the Beck, Mack & Oliver Global Fund changed its name to the Beck, Mack & Oliver International Fund and changed its strategy to primarily invest in equity securities of non-U.S. companies.

There is no assurance that the International Fund will achieve its investment objective. Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, political and economic instability, and relatively illiquid markets. Emerging markets involve greater risks than more developed markets as they may be more volatile and less liquid. The International Fund’s exposure to foreign currencies may not be fully hedged at all times. Private fund securities are typically illiquid and difficult to value. The International Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The views in this report were those of the International Fund managers as of March 31, 2015 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the International Fund and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.

6

BECK, MACK & OLIVER INTERNATIONAL FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) MARCH 31, 2015

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Beck, Mack & Oliver International Fund (the “Fund”) compared with the performance of the primary benchmark, the MSCI All Cap World Index except United States (“MSCI ACWI ex US), and the secondary benchmark, the MSCI EAFE Index (“MSCI EAFE”) over the past ten fiscal years. The MSCI  ACWI ex US  is a stock market index that is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI EAFE is a stock market index that is designed to measure the equity market performance with dividends reinvested of developed markets outside of the United States and Canada.  The total return of the MSCI ACWI ex US and MSCI EAFE include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI ACWI ex US and MSCI EAFE do not include expenses. The Fund is professionally managed while the MSCI ACWI ex US and MSCI EAFE are unmanaged and are not available for investment.

Comparison of a $10,000 Investment
Beck, Mack & Oliver International Fund vs. MSCI ACWI ex US Index and MSCI EAFE Index

Average Annual Total Returns for Periods Ended March 31, 2015:	One Year	Five Years	Ten Years
Beck, Mack & Oliver International Fund	-0.32%	4.44%	4.28%
MSCI ACWI ex US Index	-1.01%	4.82%	5.46%
MSCI EAFE Index	-0.92%	6.16%	4.95%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund’s current prospectus, the annual operating expense ratio (gross) is 2.22%. However, the Fund’s adviser has contractually agreed to reduce a portion of its fees and reimburse expenses to limit total operating expenses(excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.50%, through at least July 31, 2015. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

7

BECK, MACK & OLIVER INTERNATIONAL FUND PORTFOLIO PROFILE (Unaudited) MARCH 31, 2015

                PORTFOLIO HOLDINGS
                % of Total Investments

PORTFOLIO HOLDINGS
% of Total Investments
Financials	23.8%
Conglomerates	13.1%
Consumer Discretionary	12.4%
Insurance	9.7%
Materials	8.9%
Consumer Staples	7.6%
Real Estate	5.0%
Asset Management	4.8%
Media	4.6%
Transportation	3.7%
Healthcare	3.0%
Capital Goods	2.0%
Exploration and Production	1.4%
100.0%

See Notes to Financial Statements.	8

BECK, MACK & OLIVER INTERNATIONAL FUND SCHEDULE OF INVESTMENTS MARCH 31, 2015

A	Shares	Security Description	Value
Common Stock - 67.2%
Bermuda - 3.0%
14,500	Enstar Group, Ltd. (a)	$2,056,970
Brazil - 3.3%
1,266,000	GP Investments, Ltd., BDR (a)	2,233,266

Canada - 5.3%
4,335	Fairfax Financial Holdings, Ltd.	2,430,106
124,733	Lone Pine Resources Canada, Ltd., Class A (a)(b)	59,216
124,733	Lone Pine Resources Canada, Ltd., Common Class (a)(b)	59,216
173,200	Slate Office REIT	1,094,679
		3,643,217
Chile - 1.3%
616,000	Coca-Cola Embonor SA, Class B	897,752

China - 5.9%
7,862,000	Greatview Aseptic Packaging Co., Ltd.	4,076,702

Colombia - 0.8%
4,872,800	Petroamerica Oil Corp. (a)	519,386

Cyprus - 0.9%
2,178,749	Secure Property Development & Investment PLC (a)	614,072

Hong Kong - 12.2%
2,024,000	First Pacific Co., Ltd.	2,020,697
10,050,000	Genting Hong Kong, Ltd.	3,618,000
111,510,000	Midland IC&I, Ltd. (a)	604,106
6,672,000	Phoenix Satellite Television Holdings, Ltd.	2,117,098
		8,359,901
India - 5.1%
465,285	Dewan Housing Finance Corp., Ltd.	3,476,928

Indonesia - 6.5%
24,900,000	Bank Pan Indonesia Tbk PT (a)	2,713,766
67,263,400	Panin Financial Tbk PT (a)	1,738,817
		4,452,583
Japan - 1.3%
4,200	Fanuc Corp.	919,248

Jordan - 1.7%
124,896	Arab Bank PLC	1,135,418

Mexico - 2.5%
15,500	Coca-Cola Femsa S.A.B. de C.V., ADR	1,237,830
5,000	Fomento Economico Mexicano S.A.B. de C.V., ADR	467,500
		1,705,330
Norway - 2.7%
160,000	Oslo Bors VPS Holding ASA	1,886,863

Philippines - 0.6%
2,085,000	Cosco Capital, Inc.	418,866

Russian Federation - 3.8%
115,518	Tarkett SA	2,607,805

Spain - 2.0%
41,600	Grifols SA, Class B	1,394,023

Switzerland - 5.8%
20,820	Dufry AG (a)	3,091,506
11,720	Nestle SA	885,211
		3,976,717
United States - 2.5%
340,000	BBA Aviation PLC	1,697,662

Total Common Stock (Cost $41,102,561)	46,072,709

Preferred Stock - 0.3%
United States - 0.3%
132,573	Earlyshares.com, Inc., Class A (a)(b)(c) (Cost $200,000)	181,625

Shares/ Principal	Security Description	Value

Private Equity Funds - 7.1%
Brazil - 0.6%
5,000	Nucleo Capital Equity Fund, LLC (a)(d)	437,550

India - 0.4%
$175,203	Bharat Investors, LP (a)(e)	244,366

United States - 6.1%
150,000	Brightwood Capital Fund III-U, LP (b)(f)	140,817
1,200,000	Brightwood Switch SPV, LP (a)(b)(g)(h)	1,934,524
2,000,000	Eaglewood Income Fund I, LP (b)(i)	2,101,595
		4,176,936

Total Private Equity Funds (Cost $4,025,203)	4,858,852

Principal	Security Description	Rate	Maturity	Value

Fixed Income Securities - 1.5%
Corporate Non-Convertible Bonds - 0.3%
Colombia - 0.3%
$250,000	Petroamerica Oil Corp. (Cost $251,206)	11.50%	04/19/15	197,387

See Notes to Financial Statements.	9

BECK, MACK & OLIVER INTERNATIONAL FUND SCHEDULE OF INVESTMENTS MARCH 31, 2015

Principal	Security Description	Rate	Maturity	Value
Municipal Bonds - 1.2%
Puerto Rico - 1.2%
$1,000,000	Commonwealth of Puerto Rico, Class A (Cost $890,179)	8.00%	07/01/35	$822,500
Total Fixed Income Securities (Cost $1,141,385)				1,019,887

Shares	Security Description	Ex. Price	Exp. Date	Value

Warrants - 0.0%
25	Petroamerica Oil Corp. (a) (Cost $-)	$0.20	04/19/15	-

Shares	Security Description	Value

Investment Companies - 5.0%
36,910	Carlyle GMS Finance, Inc. (b)(j)	703,137
1,120,000	DWS Vietnam Fund, Ltd. (a)	638,400
53,400	Global X GF China Bond ETF	1,998,228
9,615	TOROSO Newfound Tactical Allocation Fund	97,308
Total Investment Companies (Cost $3,423,754)		3,437,073

Total Investments - 81.1% (Cost $49,892,903)*	$55,570,146
Other Assets & Liabilities, Net – 18.9%	12,955,948
Net Assets – 100.0%	$68,526,094
ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
ETF	Exchange Traded Fund
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $5,180,130 or 7.6% of net assets.
(c)
Private preferred stock purchased on 06/21/13.  The preferred shares have the right to receive dividends when, as and if declared by the Board of Trustees.  Preferred shares hold rights to convert to shares of Common Stock. Illiquid investment in which redemptions are not accepted.  No unfunded commitments as of March 31, 2015.

(d)
Private equity fund purchased on 08/01/12 that invests in a master fund which invests primarily in Brazilian companies.  Redemptions may be made on the last business day of each month with three months written notice.  No unfunded commitments as of March 31, 2015.

(e)
Private equity fund purchased on 03/08/13 that invests in Unitech Corporate Parks PLC. Redemptions may be made on the last day of each calendar quarter upon 60 days written notice. No unfunded commitments as of March 31, 2015.

(f)
Private equity fund purchased on 12/16/13 that invests in secured loans of leveraged companies organized and located in the United States. Illiquid investment in which redemptions are not accepted. Cost of investment at March 31, 2015 is $150,000. Unfunded commitments of $350,000 as of March 31, 2015.

(g)
Private equity fund purchased on 02/21/12 that invests in Switch Communications Group, LLC. Illiquid investment in which redemptions are not accepted. Cost of investment at March 31, 2015 is $1,200,000. No unfunded commitments as of March 31, 2015.

(h)	Affiliate.
(i)
Private equity fund purchased on 11/30/12 that invests in consumer loans, primarily those originated by Lending Club Corporation.  Redemptions may be made on the last day of each calendar quarter upon 90 days written notice. No unfunded commitments as of March 31, 2015.

(j)
Business development company purchased on 06/05/13 that invests in first lien senior secured and unitranche loans to private U.S. middle market companies that are, in many cases, controlled by private investment firms. Illiquid investment in which redemptions are not accepted. Cost of investment at March 31, 2015 is $732,109. Unfunded commitments of $1,555,840 as of March 31, 2015.

*	Cost for federal income tax purposes is $50,332,203 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$9,947,565
Gross Unrealized Depreciation	(4,709,622)
Net Unrealized Appreciation	$5,237,943

See Notes to Financial Statements.	10

BECK, MACK & OLIVER INTERNATIONAL FUND SCHEDULE OF INVESTMENTS MARCH 31, 2015

An affiliate is an entity in which the Fund has ownership of at least 5% of the voting securities.  Transactions during the year with affiliates were as follows:

	Common Stock	Private Equity Funds		Corporate Bond	Warrant
	Huntingdon Capital Corp.**	Bharat Investors, LP**	Brightwood Switch SPV, LP	Huntingdon Real Estate**	Huntingdon Capital Corp.**	Total
Balance 03/31/14
Shares/Principal	647,250	$1,000,000	$1,200,000	$500,000	14,000
Cost	$3,081,062	$1,000,000	$1,200,000	$491,692	$-	$5,772,754
Value	$7,025,780	$1,154,294	$1,442,007	$462,148	$50,846	$10,135,075
Gross Additions
Shares/Principal	-	1,000,000	-	-	$-	$1,000,000
Cost	$-	$1,000,000	$-	$-	$-	$1,000,000
Gross Reductions
Shares/Principal	(647,250)	$(1,824,797)	-	$(500,000)	(14,000)
Cost	$(3,081,062)	$(1,824,797)	$-	$(491,692)	$-	$(5,397,551)
Proceeds	$7,539,727	$2,017,092	$-	$444,642	$52,310	$10,053,771
Balance 03/31/15
Shares/Principal	-	$175,203	$1,200,000	$-	-
Cost	$-	$175,203	$1,200,000	$-	$-	$1,375,203
Value	$-	$244,366	$1,934,524	$-	$-	$2,178,890
Realized gain/(loss)	$4,458,665	$192,295	$-	$(47,050)	$52,310	$4,656,220
Investment Income	$120,483	$-	$-	$17,572	$-	$138,055

**No longer affiliated as of 03/31/15.

See Notes to Financial Statements.	11

BECK, MACK & OLIVER INTERNATIONAL FUND SCHEDULE OF INVESTMENTS MARCH 31, 2015

The values of each individual forward currency contract outstanding in Beck, Mack & Oliver International Fund as of March 31, 2015, are disclosed in the table below.

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(2,273,980)	Brazilian Real	10/02/15	$670,000	$(2,640)
(2,802,800)	Canadian Dollars	09/21/15	2,200,000	(8,239)
(1,509,374)	Swiss Franc	04/30/15	1,600,000	44,874
(1,453,335)	Swiss Franc	07/07/15	1,450,000	(51,680)
(174,735,000)	Chilean Peso	10/02/15	275,000	(61)
(1,447,414)	European Union Euro	04/30/15	1,849,470	292,487
527,683	European Union Euro	04/30/15	(657,915)	(90,286)
1,447,414	European Union Euro	04/30/15	(1,850,000)	(293,017)
(1,448,368)	European Union Euro	04/30/15	1,850,000	291,991
(627,563)	European Union Euro	07/08/15	750,000	74,255
(616,631)	European Union Euro	08/11/15	700,000	35,636
(34,895,250)	Hong Kong Dollar	07/20/15	4,500,000	(357)
16,499,600,000	Indonesian Rupiah	04/06/15	(1,309,492)	(52,272)
(16,499,600,000)	Indonesian Rupiah	04/06/15	1,300,000	42,780
(28,140,000,000)	Indonesian Rupiah	09/02/15	2,100,000	35,706
(59,945,000)	Indian Rupee	04/28/15	950,000	(8,032)
(51,736,000)	Indian Rupee	10/06/15	800,000	(4,157)
(49,223,906)	Japanese Yen	05/07/15	430,000	19,350
49,223,906	Japanese Yen	05/07/15	(414,968)	(4,318)
(74,603,125)	Japanese Yen	07/07/15	625,000	2,070
(1,318,099)	Malaysian Ringgit	06/19/15	375,000	22,315
1,318,099	Malaysian Ringgit	06/19/15	(361,936)	(9,251)
(2,139,470)	Malaysian Ringgit	07/07/15	590,000	18,493
2,139,470	Malaysian Ringgit	07/07/15	(586,592)	(15,085)
6,496,300	Norwegian Krone	04/07/15	(920,612)	(114,361)
(6,496,300)	Norwegian Krone	04/07/15	1,000,000	193,749
(7,555,320)	Norwegian Krone	09/23/15	930,000	(4,514)
				$415,436

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	12

BECK, MACK & OLIVER INTERNATIONAL FUND SCHEDULE OF INVESTMENTS MARCH 31, 2015

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of March 31, 2015.

Level 1	Level 2	Level 3	Total

Assets:
Investments At Value
Common Stock
Bermuda	$2,056,970	$-	$-	$2,056,970
Brazil	2,233,266			2,233,266
Canada	3,524,785	-	118,432	3,643,217
Chile	897,752	-	-	897,752
China	4,076,702	-	-	4,076,702
Colombia	519,386	-	-	519,386
Cyprus	614,072	-	-	614,072
Hong Kong	8,359,901	-	-	8,359,901
India	3,476,928	-	-	3,476,928
Indonesia	4,452,583	-	-	4,452,583
Japan	919,248	-	-	919,248
Jordan	1,135,418	-	-	1,135,418
Mexico	1,705,330	-	-	1,705,330
Norway	1,886,863	-	-	1,886,863
Philippines	418,866	-	-	418,866
Russian Federation	2,607,805	-	-	2,607,805
Spain	1,394,023	-	-	1,394,023
Switzerland	3,976,717	-	-	3,976,717
United States	1,697,662	-	-	1,697,662
Preferred Stock
United States	-	-	181,625	181,625
Private Equity Funds
Brazil	-	437,550	-	437,550
India	-	244,366	-	244,366
United States	-	-	4,176,936	4,176,936
Corporate Non-Convertible Bonds	-	197,387	-	197,387
Municipal Bonds	-	822,500	-	822,500
Warrants	-	-	-	-
Investment Companies	-	2,733,936	703,137	3,437,073
Total Investments At Value	$45,954,277	$4,435,739	$5,180,130	$55,570,146

Other Financial Instruments***
Forward Currency Contracts	-	1,073,706	-	1,073,706
Total Assets	$45,954,277	$5,509,445	$5,180,130	$56,643,852

Liabilities:
Other Financial Instruments***
Forward Currency Contracts	-	(658,270)	-	(658,270)
Total Liabilities	$-	$(658,270)	$-	$(658,270)

***	Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at the unrealized appreciation/depreciation at year end.

See Notes to Financial Statements.	13

BECK, MACK & OLIVER INTERNATIONAL FUND SCHEDULE OF INVESTMENTS MARCH 31, 2015

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Private Equity Funds	Investment Companies
Balance as of 03/31/14	$135,686	$200,000	$4,084,560	$465,801
Purchases	-	-	-	257,915
Sales			(350,000)
Change in Unrealized Appreciation / (Depreciation)	(17,254)	(18,375)	442,376	(20,579)
Balance as of 03/31/15	$118,432	$181,625	$4,176,936	$703,137
Net change in unrealized appreciation / (depreciation) from investments held as of 03/31/15****	$(17,254)	$(18,375)	$442,376	$(20,579)
**** The change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) of investments in the accompanying Statement of Operations.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2015.

Significant unobservable valuation inputs for material Level 3 investments as of March 31, 2015, are as follows:

Investments in Securities	Fair Value at 03/31/15	Valuation Technique(s)	Unobservable Input	Range as of 03/31/15	Weighted Average as of 03/31/15
Private Equity Funds – United States
Brightwood Switch SPV, LP	$1,934,524	Market Comparables	EV/EBITDA Multiple(1)	12.50x – 13.00x NFY EBITDA projection of $106.4mm (or EV of $1,329.9mm - $1,383.1mm and equity value of $1,121.2mm – $1,174.4mm)	Not applicable.

Eaglewood Income Fund I, LP	2,101,595	Loan Valuation Model	Interest Rates, Seasoning, FICO Scores, Loan loss Reserves(2)	Interest Rates: 5.93%-23.40%. Seasoning 0-24 months, FICO 660-850, Loan Loss Reserves -12% to 100%.
Delinquency Levels: 16-30 days: 0.2%, 31+ days: 2.81% (includes charged-off). Interest Rate 11.02%, Seasoning 7.29 months, FICO: 702, Loan Loss Reserves: 2.99% of par (sum of all loans marked less than par divided by par outstanding).

(1)
Significant unobservable inputs used in the fair value measurement included enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) ratio. A significant change in the EV/EBITDA Multiple ratio may result in a similar significant change in the fair value measurement.

(2)
Significant unobservable inputs used in the fair value measurement include interest rates, seasoning, FICO scores and loan loss reserves.  A significant increase or decrease in FICO scores and seasoning may result in a similar significant change in the fair value measurement.  A significant increase or decrease in interest rates or loan loss reserves may result in an opposite significant change in the fair value measurement.

See Notes to Financial Statements.	14

BECK, MACK & OLIVER INTERNATIONAL FUND STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2015

ASSETS
Investments, at value (Cost $48,692,903)	$53,635,622
Investments in affiliated issuers, at value (Cost $1,200,000)	1,934,524
Total investments, at value (Cost $49,892,903)	55,570,146
Cash	11,358,214
Foreign currency (Cost $5,675)	5,675
Receivables:
Fund shares sold	80
Investment securities sold	1,136,078
Dividends and interest	156,855
Unrealized gain on forward currency contracts	1,073,706
Prepaid expenses	10,562
Total Assets	69,311,316

LIABILITIES
Unrealized loss on forward currency contracts	658,270
Payables:
Fund shares redeemed	34,800
Accrued Liabilities:
Adviser	Investment adviser fees	41,257
Trustees’ fees and expenses	80
Fund services fees	13,379
Other expenses	37,436
Total Liabilities	785,222

NET ASSETS	$68,526,094

COMPONENTS OF NET ASSETS
Paid-in capital	$65,641,782
Undistributed net investment income	2,356,384
Accumulated net realized loss	(5,563,629)
Net unrealized appreciation	6,091,557
NET ASSETS	$68,526,094
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	3,986,974
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$17.19
*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	15

BECK, MACK & OLIVER INTERNATIONAL FUND STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2015

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $192,960)	$1,798,993
Dividend income from affiliated investment (Net of foreign withholding taxes of $40,161)	120,483
Interest income	79,183
Interest income from affiliated investment	17,572
Total Investment Income	2,016,231
Adviser
EXPENSES
Investment adviser fees	1,294,455
Fund services fees	134,409
Custodian fees	68,375
Registration fees	20,773
Professional fees	47,588
Trustees' fees and expenses	4,667
Miscellaneous expenses	70,141
Total Expenses	1,640,408
Fees waived and expenses reimbursed	(345,952)
Net Expenses	1,294,456

NET INVESTMENT INCOME	721,775

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated issuers	(3,957,959)
Investments in affiliated issuers	4,656,220
Foreign currency transactions	1,385,618
Net realized gain	2,083,879
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(251,876)
Investments in affiliated issuers	(3,627,798)
Deferred foreign capital gains taxes	60,548
Foreign currency translations	411,953
Net change in unrealized appreciation (depreciation)	(3,407,173)
NET REALIZED AND UNREALIZED LOSS	(1,323,294)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(601,519)

See Notes to Financial Statements.	16

BECK, MACK & OLIVER INTERNATIONAL FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended
	March 31, 2015	March 31, 2014
OPERATIONS
Net investment income	$721,775	$876,378
Net realized gain	2,083,879	5,679,157
Net change in unrealized appreciation (depreciation)	(3,407,173)	(7,243,817)
Decrease in Net Assets Resulting from Operations	(601,519)	(688,282)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(2,243,220)	(7,091,388)
Net realized gain	(3,408,108)	(3,082,468)
Total Distributions to Shareholders	(5,651,328)	(10,173,856)

CAPITAL SHARE TRANSACTIONS
Sale of shares	2,060,983	3,654,332
Reinvestment of distributions	4,197,916	8,932,606
Redemption of shares	(23,378,871)	(11,688,789)
Redemption fees	1,286	863
Increase (Decrease) in Net Assets from Capital Share Transactions	(17,118,686)	899,012
Decrease in Net Assets	(23,371,533)	(9,963,126)

NET ASSETS
Beginning of Year	91,897,627	101,860,753
End of Year (Including line (a))	$68,526,094	$91,897,627

SHARE TRANSACTIONS
Sale of shares	112,264	185,070
Reinvestment of distributions	243,911	474,757
Redemption of shares	(1,336,289)	(606,023)
Increase (Decrease) in Shares	(980,114)	53,804

(a) Undistributed (Distributions in excess of) net investment income	$2,356,384	$(3,500,894)

See Notes to Financial Statements.	17

BECK, MACK & OLIVER INTERNATIONAL FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Years Ended March 31,
	2015	2014	2013	2012	2011
NET ASSET VALUE, Beginning of Year	$18.50	$20.73	$18.88	$20.28	$17.96
INVESTMENT OPERATIONS
Net investment income (a)	0.15	0.18	0.13	0.16	0.13
Net realized and unrealized gain (loss)	(0.23)	(0.30)	2.36	(0.89)	2.42
Total from Investment Operations	(0.08)	(0.12)	2.49	(0.73)	2.55
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.48)	(1.46)	—	(0.64)	(0.23)
Net realized gain	(0.75)	(0.65)	(0.64)	(0.03)	—
Total Distributions to Shareholders	(1.23)	(2.11)	(0.64)	(0.67)	(0.23)
REDEMPTION FEES (a)	— (b)	— (b)	— (b)	— (b)	— (b)
NET ASSET VALUE, End of Year	$17.19	$18.50	$20.73	$18.88	$20.28
TOTAL RETURN	(0.32)%	(0.54)%	13.35%	(3.20)%	14.24%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$68,526	$91,898	$101,861	$93,188	$105,157
Ratios to Average Net Assets:
Net investment income	0.84%	0.90%	0.66%	0.87%	0.68%
Net expenses	1.50%	1.41%	1.25%	1.25%	1.25%
Gross expenses (c)	1.90%	1.90%	1.88%	1.90%	1.97%
PORTFOLIO TURNOVER RATE	52%	39%	67%	101%	122%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	18

BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2015

Dear Fellow Shareholder:

The Beck, Mack & Oliver Partners Fund (the “Partners Fund”) returned -10.70% net of fees and expenses for the fiscal year ended March 31, 2015 (“Fiscal Year” or the “Period”), resulting in a net asset value of $12.42 per share.  By comparison, the S&P 500 Index ended the March 31, 2015 year with a return of 12.73% (with dividends reinvested).  Since its December 1, 2009 reorganization from a limited partnership, the Partners Fund has returned 10.46% annualized versus 14.79% annualized for the S&P 500 Index. For a longer-term perspective, the Partners Fund’s average annual total returns for the period ending March, 31 2015 were as follows:

Average Annual Total Return as of 03/31/15	One Year	Three Years	Five Years	Since 12/01/2009 Reorg*	Ten Years
Beck, Mack & Oliver Partners Fund	-10.70%	6.17%	10.02%	10.46%	5.52%
S&P 500 Index	12.73%	16.11%	14.47%	14.79%	8.01%

(Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the Partners Fund’s annual operating expense ratio (gross) is 1.29%. However, the Partners Fund’s adviser has agreed to contractually waive its fees and/or reimburse expenses to limit total operating expenses to 1.00% through at least July 31, 2015; otherwise performance shown would have been lower. For the most recent month-end performance, please call (800) 943-6786. Returns greater than one year are annualized.)

*Excludes performance prior to the Partners Fund’s reorganization from a limited partnership. See important risks and disclosures regarding performance at the bottom of page 25.

Performance and Portfolio Update

At fiscal year-end, the Partners Fund had 28 equity holdings with the top ten (10) largest positions representing 65.1% of net assets.  The Partners Fund’s weighted average market capitalization was $39.7 billion, with none of the Partners Fund’s top ten largest positions below $2 billion in market capitalization.  The largest sector exposures remained Financials (33.7% of net assets) and Energy (26.8%), with Information Technology exposure increasing over the Period (18.1%).

The Partners Fund significantly underperformed its primary benchmark, the S&P 500, during the Fiscal Year.  The relative underperformance of the portfolio was the result primarily of the Partners Fund's overexposure to energy stocks and relative underexposure to the best performing sectors of the S&P 500 – Utilities, Healthcare and Information Technology (with the Partners Fund’s underweighting in Healthcare specific to Biotechnology) in 2014 and Consumer Discretionary during Q1 2015.  The significant decline in oil prices from mid-year 2014 thru Q1 2015 created significant volatility in the market prices of some securities owned in the portfolio.  The amount of capital that has now been pulled away from exploration and production industrywide, coupled with demand that continues to rise makes $50/bbl oil an

19

BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2015

unsustainably low price over time. Thus, it is our belief that the mark-to-market losses that we have incurred in the portfolio to date do not represent permanent impairments and that the upside is significant from here.  This, combined with the underperformance of holdings such as IBM and LUK (both of which we believe are trading at large discounts to the economic net worth of the business) and the unwillingness to own interest rate sensitive equities such as utilities (the best performing sector in the S&P 500 last year) have caused a performance dispersion from the benchmark.

Looking at the portfolio, the securities that contributed most positively to the Partners Fund’s Fiscal Year performance included:

Best Performing Equities	Contribution to Performance5
Brookfield Asset Management, Inc. – Class A	1.42%
Abbott Laboratories	0.83%
Laboratory Corp. of America Holdings	0.71%
Bed, Bath & Beyond, Inc.	0.63%
Chicago Bridge & Iron Co., N.V.	0.57%

Source: S&P Capital IQ.

Those that detracted the most from the Partners Fund’s Fiscal Year performance included:

Underperforming Equities	Contribution to Performance1
Encana Corp.	-2.95%
Noble Corp. PLC	-2.56%
Subsea 7 SA, ADR	-1.69%
PICO Holdings, Inc.	-1.54%
Leucadia National Corp.	-1.39%

Source: S&P Capital IQ.

Priorities in Order

“Things which matter most must never be at the mercy of things which matter least.”

- Johann Wolfgang von Goethe

The growth of equity assets over long periods of time with low risk of impairment remains our central objective. Markets that advance rapidly for non-fundamental reasons create risk, and knowing when to be conservatively positioned is integral to long-term success. Our approach has resulted in a 60% increase in capital over a five-year period of time, which is consistent with a 10% annual rate of return. As I have been recently reminded by a thoughtful friend who has a long and exceptional track record of compounding capital, “You can’t predict if the market, interest rates or commodity prices are going to rise or fall…the only thing you can know and control is the price you pay for a security.”

We are, at present, in a period where stocks have become “more expensive” as the price advance has exceeded the

5Contribution is the return of a security multiplied by the security’s weight in the portfolio.  Such weighting is of the public equity securities and cash held in the portfolio.

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BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2015

growth in profitability. It’s not time to run for cover, but at the moment it’s critically important that we remain patient and stay focused on our top priority, which is to compound capital at an attractive rate for our clients while taking on minimal risk of impairment. Remembering that discipline is the bridge between goals and accomplishments, we will continue to push ourselves to think creatively, be nimble, and consistently deploy the value-oriented approach to investing that has had a long track record of success.

Contrarian Investing and Human Nature

Baron Rothschild, an 18th-century British nobleman and patriarch of the Rothschild banking family, is credited with saying, “Buy when there’s blood in the streets, even if the blood is your own.” Rothschild made a fortune buying in the panic that followed the Battle of Waterloo against Napoleon.

But why would a strategy like this work? The answer lies in basic human nature. People, like many other mammals, feel most safe when in the middle of the herd. The problem with this herding mentality is that it heightens the probability of stampedes. Studies of cattle herd dynamics show that tighter herding increases the probability of a stampede and lowers the level of stimulus needed to initiate a stampede. Stampedes also are more likely to occur at night when the ability to assess risk is reduced and anxiety is heightened.2 Stampedes, like runs on specific stocks, sectors, or the market in general, tend to indiscriminately destroy everything in their path…and in the case of the markets, lay waste to share prices of high quality businesses that can come to represent exceptional opportunity for the patient investor.

Contrarians, as the name implies, try to do the opposite of the crowd. They get excited when an otherwise high quality company has a sharp but undeserved drop in share price and historically have made their best investments during times of market turmoil.

The ’73-’74 bear market (a 22-month period in which the market dropped 45%) gave Warren Buffett the opportunity to purchase a stake in the Washington Post Co., an investment that has subsequently increased by more than 100 times its purchase price. At the time, Buffett said he was buying shares in the company at a deep discount, as evidenced by the fact that the company could have “sold the [Post's] assets for not less than $400 million.” At the time, the Washington Post Company had only an $80 million market cap.3  Sir John Templeton, who ran the Templeton Growth Fund from 1954 to 1992 and is considered by many to be the father of international investing, was also a successful contrarian, flowing capital towards countries and companies when, according to his principle, they hit the “point of maximum pessimism.”4

Our portfolio is replete with high quality, cash generating businesses trading at valuations that we believe underestimate the value of their assets and their cash flow generating capability going forward. With valuations that are below the market broadly and many of their peers, several of our large holdings include:

   Baxter: BAX is one of three dominant players in the growing global plasma markets, and hemophilia demographics point to a large unmet need in countries such as
    Brazil, Russia, and China. More than two thirds of revenue is

2	Hamilton, W. D. (1971). "Geometry for the Selfish Herd." Journal of Theoretical Biology, 31 (2), 295-311.
3	Myers, Daniel (2009). “Buy When There's Blood In The Streets.” Investopedia.com.
4	Myers, Daniel (2009). “Buy When There's Blood In The Streets.” Investopedia.com.

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BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2015

derived from market-leading products. Further, in the near term, the company is planning to split its bio pharma business from its medical products business to unlock value.

IBM: IBM’s $138 billion services backlog and strong existing relationships provide significant stability. While mainframes are challenged by the changing technological landscape, they remain relevant and popular in financial services and telecom. The product portfolio continues to adjust and cloud, mobile and cyber security revenue streams continue to grow at robust rates.

Leucadia: LUK is trading at a discount to book value and continues to make investments that we believe will create value in the future. When evaluating their current asset base, we believe that the fair market value of these assets is substantially above where the shares trade today. A recent meeting with management suggests that monetization of these assets is a top priority.

Qualcomm: QCOM collects royalty income on the substantial majority of 3G and 4G handsets sold as it holds virtually all essential patents used in these networks. Additionally, the company is the clear market leader in wireless chips with a dominant share in 4G LTE chipsets and design wins into virtually every premium handset on the market today.

These companies are definitively going through a period of being “unloved,” yet we feel strongly that solid fundamentals combined with attractive valuations should result in outperformance in the future.

Bobby McFerrin Investing

Released in 1988, Bobby McFerrin’s song “Don’t Worry, Be Happy” reached number one on the Billboard Charts….most of us can hum the tune. While 27 years later, it’s no longer frequently heard, its sentiment may accurately describe the current investment environment.

However, when an investor as successful and thoughtful as Seth Klarman makes comments like:

"It’s not hard to reach the conclusion that so many investors feel good not because things are good but because investors have been seduced into feeling good—otherwise known as 'the wealth effect.' We really are far along in re-creating the markets of 2007, which felt great but were deeply unstable when shocks started to pile up."

and

"The pressure to reach for return virtually ensures that many investors will take greater and greater risk for less and less potential reward at market peaks...A recent brokerage report excitedly touted the new HoldCo PIK Toggle notes of a Croatian consumer goods retailer. Nearly every word of that description is a flashing red light to seasoned investors."

….it behooves us to evaluate how stretched things might be.

As it relates to valuation, the CAPE (Cyclically Adjusted Price-Earnings) ratio developed by Dr. Robert Schiller

22

BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2015

measures the price-to-earnings (P/E) ratio5 of the monthly S&P 500 price level to trailing 10-year average earnings (inflation adjusted) thus capturing earnings over one or two business cycles rather than over a single year and better reflecting sustainable earnings. As noted by Ted Berg “the historical CAPE average based on a 133-year data series is approximately 17 times, and its two-standard-deviation upper band6 is 30 times…At the end of 2014, the CAPE ratio (27 times) was in the 94th percentile of historical observations and was approaching its two-sigma threshold.” The prospective returns delivered by the market when the CAPE ratio has been this extended in the past has been sub-standard (median 10 year prospective return of 4.9% when the CAPE ratio is between 25-30x), implying that we should be mindful of market valuations at this time. 7

In addition to valuations that may be stretched, leverage often magnifies asset price volatility. Margin debt, according to the Financial Industry Regulatory Authority, reached a record $500 billion at the end of the third quarter of 2014. Although as a percentage of overall market capitalization this level is below the peak in 2008, it is higher than historical levels and should not be dismissed. Further, while high profits have made corporate balance sheets more stable (U.S. non-financial corporations held a near-record $1.8 trillion in liquid assets as of the third quarter of 2014), corporations also have racked up a record amount of debt. U.S. non-financial corporate debt outstanding has risen to $7.4 trillion, up from $5.7 trillion in 2006.

Markets can change rapidly and unpredictably. When these changes occur they are most pronounced when asset valuations are extended. Today’s market environment is different in many ways from the period preceding the Great Recession as regulators and market participants have made adjustments to enhance financial stability. However, over the past several years stock returns have been meaningfully above the long term average and market volatility has been meaningfully below the long term average. We must always remember that placid, one-way markets can turn from tranquil to turbulent in short order.

As such, we remain ever vigilant, making sure that we appropriately manage our exposures and understand how our investments may perform under a wide range of potential market scenarios.

As always, I am most sincerely appreciative of your support and continue to invest my own capital alongside yours.

Best Regards,

Zachary A. Wydra
Manager

5Price-to-earnings (p/e) ratio is the valuation of a company’s current share price relative to company earnings.
6Bollinger Bands, developed by the professional technical analyst John Bollinger, define a price envelope in which prices fluctuate. The upper band lies two standard deviations above a simple moving average of prices.  The standard deviation is a measure of the dispersion of a set of data values.

7Berg, T. (2015). Quicksilver Markets. Office of Financial Research Brief Series, 15-02, 3. Retrieved from http://financialresearch.gov/

23

BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2015

IMPORTANT RISKS AND DISCLOSURE:
There is no assurance that the Partners Fund will achieve its investment objective. An investment in the Partners Fund is subject to risk, including the possible loss of principal amount invested. The risks associated with the Partners Fund include: equity and convertible securities risk, foreign securities risk, management risk, debt securities risk, non-investment grade securities risk, liquidity risk and non-diversification risk. The Partners Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Partners Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Partners Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change. The views in this report were those of the Partners Fund managers as of March 31, 2015 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Partners Fund and do not constitute investment advice.

On December 1, 2009, a limited partnership managed by the adviser reorganized into the Partners Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Partners Fund. The Partners Fund’s performance for the periods before December 1, 2009 is that of the limited partnership and includes the expenses of the limited partnership, which were lower than the Partners Fund’s current expenses, except for 2008 where the expenses of the limited partnership were higher. The performance prior to December 1, 2009 is based on calculations that are different from the standardized method of calculations by the SEC. If the limited partnership’s performance had been readjusted to reflect the estimated expenses of the Partners Fund for its first fiscal year, the performance would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

24

BECK, MACK & OLIVER PARTNERS FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) MARCH 31, 2015

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Beck, Mack & Oliver Partners Fund (the “Fund”) compared with the performance of the primary benchmark, S&P 500 Index (the “S&P 500”), and the secondary benchmark, Russell 1000® Index (the “Russell 1000”) over the past 10 fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Russell 1000 Index is an unmanaged index which measures the performance of a subset of the Russell 3000® Index and includes the 1,000 largest U.S. companies in terms of market capitalization based upon a combination of their market cap and current index membership. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Comparison of a $10,000 Investment
Beck, Mack & Oliver Partners Fund vs. S&P 500 Index and Russell 1000 Index

Average Annual Total Returns for Periods Ended March 31, 2015:	One Year	Five Years	Ten Years
Beck, Mack & Oliver Partners Fund	-10.70%	10.02%	5.52%
S&P 500 Index	12.73%	14.47%	8.01%
Russell 1000 Index	12.73%	14.73%	8.34%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund’s current prospectus, the annual operating expense ratio (gross) is 1.29%. However, the Fund’s adviser has contractually agreed to reduce a portion of its fees and reimburse expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.00%, through at least July 31, 2015. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

25

BECK, MACK & OLIVER PARTNERS FUND PORTFOLIO PROFILE (Unaudited) MARCH 31, 2015

                PORTFOLIO HOLDINGS
                % Of Total Investments

See Notes to Financial Statements.	26

BECK, MACK & OLIVER PARTNERS FUND SCHEDULE OF INVESTMENTS MARCH 31, 2015

Shares	Security Description	Value
Common Stock - 100.1%
Consumer Staples - 0.6%
80,000	Crimson Wine Group, Ltd. (a)	$728,000

Energy - 26.8%
60,000	Bristow Group, Inc.	3,267,000
105,000	Devon Energy Corp.	6,332,550
650,000	Encana Corp.	7,247,500
110,000	Matador Resources Co. (a)	2,411,200
60,000	National Oilwell Varco, Inc.	2,999,400
375,000	Noble Corp. PLC	5,355,000
112,650	San Juan Basin Royalty Trust	1,348,421
500,000	Subsea 7 SA, ADR	4,270,000
		33,231,071
Financials - 33.7%
15,000	American Express Co.	1,171,800
180,000	Apollo Global Management, LLC	3,888,000
151,350	Boulevard Acquisition Corp. (a)	1,540,743
50,000	Brookfield Asset Management, Inc., Class A	2,680,500
55,000	Enstar Group, Ltd. (a)	7,802,300
30,080	Homefed Corp. (a)	1,376,160
492,000	Leucadia National Corp.	10,966,680
315,000	PICO Holdings, Inc. (a)	5,106,150
40,000	RenaissanceRe Holdings, Ltd.	3,989,200
75,000	U.S. Bancorp	3,275,250
		41,796,783
Healthcare - 11.6%
41,500	Abbott Laboratories	1,922,695
158,100	Baxter International, Inc.	10,829,850
50,000	Grifols SA, ADR	1,640,500
		14,393,045
Industrials - 9.3%
70,000	Chicago Bridge & Iron Co. NV	3,448,200
30,000	Dover Corp.	2,073,600
105,000	Fluor Corp.	6,001,800
		11,523,600
Technology - 18.1%
2,400	Google, Inc., Class C (a)	1,315,200
65,000	International Business Machines Corp.	10,432,500
155,000	QUALCOMM, Inc.	10,747,700
		22,495,400

Total Common Stock (Cost $129,524,273)	124,167,899

Total Investments - 100.1% (Cost $129,524,273)*	$124,167,899
Other Assets & Liabilities, Net – (0.1)%	(65,866)
Net Assets – 100.0%	$124,102,033

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
(a)	Non-income producing security.

*	Cost for federal income tax purposes is $130,920,846 and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$12,377,870
Gross Unrealized Depreciation	(19,130,817)
Net Unrealized Depreciation	$(6,752,947)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2015.

Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$124,167,899
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$124,167,899

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2015.

See Notes to Financial Statements.	27

BECK, MACK & OLIVER PARTNERS FUND STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2015

ASSETS
Total investments, at value (Cost $129,524,273)	$124,167,899
Receivables:
Fund shares sold	206,506
Investment securities sold	1,442,634
Dividends and interest	144,641
Prepaid expenses	10,055
Total Assets	125,971,735

LIABILITIES
Payables:
Investment securities purchased	1,144,970
Fund shares redeemed	276,572
Due to custodian	325,480
Accrued Liabilities:
Adviser	Investment adviser fees	68,637
Trustees’ fees and expenses	150
Fund services fees	16,381
Other expenses	37,512
Total Liabilities	1,869,702

NET ASSETS	$124,102,033

COMPONENTS OF NET ASSETS
Paid-in capital	$121,911,936
Undistributed net investment income	308,281
Accumulated net realized gain	7,238,190
Net unrealized depreciation	(5,356,374)
NET ASSETS	$124,102,033
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	9,988,192
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$12.42
*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	28

BECK, MACK & OLIVER PARTNERS FUND STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2015

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $53,498)	$3,035,320
Interest income	18,975
Total Investment Income	3,054,295
Adviser
EXPENSES
Investment adviser fees	1,746,906
Fund services fees	233,671
Non 12b-1 shareholder servicing fees	125,175
Custodian fees	19,248
Registration fees	22,122
Professional fees	60,251
Trustees' fees and expenses	9,439
Miscellaneous expenses	42,196
Total Expenses	2,259,008
Fees waived and expenses reimbursed	(512,096)
Net Expenses	1,746,912

NET INVESTMENT INCOME	1,307,383

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	10,236,961
Net change in unrealized appreciation (depreciation) on investments	(30,443,038)
NET REALIZED AND UNREALIZED LOSS	(20,206,077)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(18,898,694)

See Notes to Financial Statements.	29

BECK, MACK & OLIVER PARTNERS FUND STATEMENTS OF CHANGES IN NET ASSETS

March 31, 2015	#	For the Years Ended
		March 31, 2015	March 31, 2014
OPERATIONS
Net investment income		$1,307,383	$456,752
Net realized gain		10,236,961	12,995,670
Net change in unrealized appreciation (depreciation)		(30,443,038)	7,860,239
Increase (Decrease) in Net Assets Resulting from Operations		(18,898,694)	21,312,661

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income		(1,055,791)	(323,014)
Net realized gain		(8,726,643)	(9,206,221)
Total Distributions to Shareholders		(9,782,434)	(9,529,235)

CAPITAL SHARE TRANSACTIONS
Sale of shares		30,493,828	66,036,893
Reinvestment of distributions		9,627,400	9,421,736
Redemption of shares		(73,661,982)	(16,975,447)
Redemption fees		9,033	10,009
Increase (Decrease) in Net Assets from Capital Share Transactions		(33,531,721)	58,493,191
Increase (Decrease) in Net Assets		(62,212,849)	70,276,617

NET ASSETS
Beginning of Year		186,314,882	116,038,265
End of Year (Including line (a))		$124,102,033	$186,314,882

SHARE TRANSACTIONS
Sale of shares		2,139,854	4,664,439
Reinvestment of distributions		776,465	678,124
Redemption of shares		(5,502,700)	(1,201,739)
Increase (Decrease) in Shares		(2,586,381)	4,140,824

(a) Undistributed net investment income		$308,281	$193,331

See Notes to Financial Statements.	30

BECK, MACK & OLIVER PARTNERS FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Years Ended March 31,
	2015	2014	2013	2012	2011
NET ASSET VALUE, Beginning of Year	$14.82	$13.76	$12.16	$12.53	$10.66
INVESTMENT OPERATIONS
Net investment income (a)	0.11	0.04	0.06	0.08	0.11
Net realized and unrealized gain (loss)	(1.70)	1.91	1.97	0.95	2.25
Total from Investment Operations	(1.59)	1.95	2.03	1.03	2.36
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.09)	(0.03)	(0.05)	(0.06)	(0.10)
Net realized gain	(0.72)	(0.86)	(0.38)	(1.34)	(0.39)
Total Distributions to Shareholders	(0.81)	(0.89)	(0.43)	(1.40)	(0.49)
REDEMPTION FEES (a)	— (b)	— (b)	— (b)	— (b)	—
NET ASSET VALUE, End of Year	$12.42	$14.82	$13.76	$12.16	$12.53
TOTAL RETURN	(10.70)%	14.59%	16.97%	9.82%	22.62%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$124,102	$186,315	$116,038	$47,057	$26,481
Ratios to Average Net Assets:
Net investment income	0.75%	0.31%	0.46%	0.68%	1.03%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Gross expenses (c)	1.29%	1.29%	1.42%	1.80%	2.13%
PORTFOLIO TURNOVER RATE	41%	32%	37%	67%	49%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	31

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2015

Note 1. Organization

Beck, Mack & Oliver International Fund and Beck, Mack & Oliver Partners Fund (individually, a “Fund” and, collectively the “Funds”) are diversified and non-diversified portfolios of Forum Funds (the “Trust”), respectively. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Beck, Mack & Oliver International Fund commenced operations on December 8, 1993, and seeks capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock. Effective August 1, 2014, Beck Mack & Oliver Global Fund was renamed Beck, Mack & Oliver International Fund. From June 24, 2009 through August 1, 2012, the Beck Mack & Oliver International Fund was named Beck Mack & Oliver Global Equity Fund.  Prior to June 24, 2009, Beck, Mack & Oliver International Fund was named Austin Global Equity Fund.  Beck, Mack & Oliver Partners Fund commenced operations on December 1, 2009, after it acquired the net assets of BMO Partners Fund, L.P. (the “Partnership”), in exchange for Fund shares. The Partnership commenced operations in 1991.  Beck, Mack & Oliver Partners Fund seeks long-term capital appreciation consistent with the preservation of capital.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Forward currency contracts are generally valued at the mean of bid and ask prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Exchange-traded options for which the last quoted sale price is outside the closing bid and ask price, will be valued at the mean of the closing bid and ask price. Shares of open-end mutual funds are valued at net asset value (“NAV”). Interests in private investments will generally be subject to fair valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these

32

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2015

procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of March 31, 2015, for each Fund’s investments is included at the end of each Fund’s schedule of investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
33

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2015

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2015, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

34

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2015

Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to each Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – Beck, Mack & Oliver LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 1.50% and 1.00% of the average daily net assets of Beck, Mack & Oliver International Fund and Beck, Mack & Oliver Partners Fund, respectively.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Funds do not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Funds for its distribution (12b-1) services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Effective January 1, 2015, each Independent Trustee’s annual retainer is $50,000 ($66,000 for the Chairman), and the Audit Committee Chairman receives an additional $6,000 annually. Effective April 1, 2015, the Vice Chairman receives an additional $6,000 annually.

35

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2015

Note 4. Expense Reimbursement and Fees Waived

The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses to limit total annual operating expenses to 1.50% and 1.00% of average daily net assets through at least July 31, 2015, of Beck, Mack & Oliver International Fund and Beck, Mack & Oliver Partners Fund, respectively. For the year ended March 31, 2015, fees waived were as follows:

Investment Adviser Fees Waived
Beck, Mack & Oliver International Fund	$345,952
Beck, Mack & Oliver Partners Fund	512,096

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended March 31, 2015, were as follows:

	Purchases	Sales
Beck, Mack & Oliver International Fund	$35,193,421	$56,808,928
Beck, Mack & Oliver Partners Fund	64,934,754	86,062,438

Note 6. Summary of Derivative Activity

The volume of open derivative positions may vary on a daily basis as Beck, Mack & Oliver International Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the year ended March 31, 2015 for any derivative type that was held during the period is as follows:

Forward Currency Contracts	$ 63,948,273

Beck, Mack & Oliver International Fund’s use of derivatives during the year ended March 31, 2015, was limited to forward currency contracts and purchased options.

Following is a summary of the effect of derivatives on the Statement of Assets and Liabilities as of March 31, 2015:

Beck, Mack & Oliver International Fund
Location:	Forward Currency Contracts
Asset derivatives:
Unrealized gain on forward currency contracts	$1,073,706
Liability derivatives:
Unrealized loss on forward currency contracts	(658,270)

36

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2015

Realized and unrealized gains and losses on derivatives contracts during the year ended March 31, 2015, by Beck, Mack & Oliver International Fund are recorded in the following locations on the Statement of Operations:

Beck, Mack & Oliver International Fund
Location:	Equity Contracts	Forward Currency Contracts
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(26,250)	$-
Foreign currency transactions	-	1,477,960
Total net realized gain (loss)	$(26,250)	$1,477,960

Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$26,250	$-
Foreign currency translations	-	421,992
Total net change in unrealized appreciation (depreciation)	$26,250	$421,992

Asset (Liability) amounts shown in the table below represent amounts for derivative related investments at March 31, 2015. These amounts may be collateralized by cash or financial instruments.

	Gross Asset (Liability) as Presented in the Statements of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged**	Net Amount
Beck, Mack & Oliver International Fund
Assets:
Over-the-counter derivatives*	$1,073,706	$-	$-	$1,073,706
Liabilities:
Over-the-counter derivatives*	(658,270)	-	658,270	-

*
Over-the-counter derivatives may consist of forward currency contracts. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Schedule of Investments.

**
The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.

Note 7. Federal Income Tax

Distributions during the fiscal years as noted were characterized for tax purposes as follows:

	Ordinary Income	Long Term Capital Gain	Total
Beck, Mack & Oliver International Fund
2015	$2,243,220	$3,408,108	$5,651,328
2014	8,580,703	1,593,153	10,173,856
Beck, Mack & Oliver Partners Fund
2015	3,730,592	6,051,842	9,782,434
2014	4,166,426	5,362,809	9,529,235

37

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2015

As of March 31, 2015, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total
Beck, Mack & Oliver International Fund	$3,200,566	$-	$(5,595,344)	$5,279,090	$2,884,312
Beck, Mack & Oliver Partners Fund	2,001,588	6,941,456	-	(6,752,947)	2,190,097

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to partnerships, regulated investment companies, currency contracts and investments in passive foreign investment companies in the Beck, Mack & Oliver International Fund and in partnerships, differing treatment of short-term capital gains and wash sales in the Beck, Mack & Oliver Partners Fund.

On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2015. The following reclassifications were the result of currency gain/loss reclassifications, partnerships and investments in passive foreign investment companies in the Beck, Mack & Oliver International Fund and reclassified partnership income in the Beck, Mack & Oliver Partners Fund and have no impact on the net assets of each Fund.

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in-Capital
Beck, Mack & Oliver International Fund	$7,378,723	$(7,378,253)	$(470)
Beck, Mack & Oliver Partners Fund	(136,642)	136,642	-

Beck, Mack & Oliver International Fund has $115,364 of available short-term capital loss carryforwards and $5,479,980 of available long-term capital loss carryforwards that have no expiration date.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Beck, Mack & Oliver International Fund
and Beck, Mack & Oliver Partners Fund
and the Board of Trustees of Forum Funds

We have audited the accompanying statements of assets and liabilities of the Beck, Mack & Oliver International Fund (formerly Beck, Mack & Oliver Global Fund) and Beck, Mack & Oliver Partners Fund (the “Funds”), each a series of shares of beneficial interest in the Forum Funds, including the schedules of investments, as of March 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2015 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Beck, Mack & Oliver International Fund and Beck, Mack & Oliver Partners Fund as of March 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

May 28, 2015

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BECK, MACK & OLIVER FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2015

Investment Advisory Agreement Approval

At the March 27, 2015 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Funds (the “Advisory Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf. The Board also discussed the materials with Independent Trustee counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Independent Trustee counsel.

In evaluating the Advisory Agreement for the Funds, the Board reviewed written materials furnished by the Adviser and the administrator, including information regarding the Adviser's personnel, operations and financial condition. In addition, the Board considered that the evaluation process with respect to the Adviser is an ongoing one and, in this regard, the Board receives and evaluates information provided at each regularly scheduled meeting including, among other things, information concerning the Funds' performance and services provided by the Adviser.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Funds by the Adviser, including information on the investment performance of the Funds and Adviser; (2) the costs of the services provided and profitability to the Adviser with respect to its relationship with the Funds; (3) the advisory fee and total expense ratio of the Funds compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Funds grow and whether the advisory fee enables each Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Funds.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from senior representatives of the Adviser, and a discussion with the Adviser about the Adviser’s personnel, operations and financial condition and discussions with the Trust's CCO regarding the Adviser, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board reviewed information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal investment responsibility for each Fund's investments as well as the investment philosophy and decision-making processes of those professionals. The Board also reviewed the capability and integrity of the Adviser’s senior management and staff.

The Board considered also the adequacy of the Adviser’s resources. The Board noted the Adviser’s representation that the firm is in stable financial condition and that the firm’s financial condition would not impair its ability to provide high-quality advisory services to the Funds. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent, and quality of services provided to the Funds under the Advisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Funds, the Board reviewed the

40

BECK, MACK & OLIVER FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2015

performance of the Funds compared to their respective benchmarks. With respect to the Beck, Mack & Oliver International Fund (“International Fund”), the Board observed that the International Fund outperformed the MSCI ACWI ex US Index, its primary benchmark, for the one- and five-year periods ended December 31, 2014, but underperformed its benchmark for the three- and ten-year periods ended December 31, 2014. The Board also observed that the International Fund underperformed the MSCI World Index, the Fund’s secondary benchmark, for the one-, three-, five-, and ten-year periods ended December 31, 2014. The Board noted the Adviser’s representation that the International Fund did not perform well in the current low-interest rate environment due to the nature of the Fund’s investment strategy. The Board noted further the Adviser’s representation that the International Fund’s underperformance for the period could be attributed, in part, to the Fund’s large cash position, which provided a drag on performance, as well as the Fund’s underexposure to certain developed markets that performed well over the period.

With respect to the Beck, Mack & Oliver Partners Fund (“Partners Fund”), the Board observed that the Partners Fund underperformed the S&P 500 Index, its primary benchmark, and the Russell 1000 Index, its secondary benchmark, for the one-, three-, five-, and ten-year periods ended December 31, 2014. The Board noted the Adviser’s representation that the Partners Fund’s underperformance for the period could be attributed, in part, to overexposure to the energy sector, which plummeted during the year, as well as the Partners Fund’s underexposure to the best-performing sectors of the S&P 500 Index during the year, including utilities, healthcare, and information technology. The Board noted further the Adviser’s representation that the Partners Fund’s performance suffered as a result of certain short-term geopolitical events affecting Russia and the energy sector.

The Board also noted each Fund’s performance relative to its Lipper Inc. (“Lipper”) peer group, noting that, based on the information provided by Lipper, the International Fund underperformed the median of its Lipper peers during the one-, three-, and five-year periods ended February 28, 2015. The Board also noted that the Partners Fund similarly underperformed the median of its peer group, as provided by Lipper, for the one-, three-, and five-year periods ended February 28, 2015. Addressing each Funds’ apparent underperformance relative to their Lipper peer groups, the Adviser asserted that it does not view the funds in the peer group identified by Lipper to be comparable to the Funds and explained the basis for this assertion. Accordingly, the Board reviewed each Fund's performance compared to another group of funds that was not included in the Funds' Lipper peer groups, but that the Adviser provided as a meaningful comparison (the "Comparable Funds"). The Board considered the Adviser’s explanation as to why the performance of the Comparable Funds should be taken into account in evaluating the performance of the Funds and considered the Funds’ performance relative to the Comparable Funds. In response to a question from the Trustees, the Adviser reported that each Fund had outperformed the median of the Comparable Funds for the one-year period ended February 28, 2015. The Board also observed that, as recently as last year, the Funds’ long-term performances had been positive relative to their respective benchmarks and Lipper peer groups.

Based on the foregoing, the Board determined that each Fund’s performance was reasonable and that the Funds and their shareholders could benefit from the Adviser’s management.

Compensation

The Board evaluated the Adviser’s compensation for providing advisory services to the Funds and analyzed comparative information on “actual” advisory fee rates and actual total expenses of similar mutual funds in the respective Lipper peer

41

BECK, MACK & OLIVER FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2015

group. The Board reviewed peer data both on a gross basis and net of applicable waivers. The Board observed that the Adviser’s actual advisory fee rate for International Fund was lower than the median advisory fee rate of its Lipper peers but that the Fund's actual total expenses were among the highest of its Lipper peer group. The Board also observed that the Adviser’s actual advisory fee rate and actual total expenses for the Partners Fund were each lower than the median of its Lipper peers. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to each Fund appeared to be within a reasonable range in light of the services it provides to each Fund.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to each Fund. In this regard, the Board considered the Adviser’s resources devoted to each Fund, as well as the Adviser’s discussion of the aggregate costs and profitability of its mutual fund activities. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of each Fund were reasonable.

Economies of Scale

The Board evaluated whether either Fund would benefit from any economies of scale. In this respect, the Board considered the Adviser’s representations that each Fund potentially could benefit from economies of scale as assets grow but that the Adviser had determined that breakpoints were not appropriate at this time. The Board recognized that the Adviser is currently waiving a portion of its advisory fee for each Fund in order to maintain a cap on total expenses. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in renewing the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Funds. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

42

BECK, MACK & OLIVER FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2015

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (800) 943-6786 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 943-6786 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014, through March 31, 2015.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

43

BECK, MACK & OLIVER FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2015

	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During Period *	Annualized Expense Ratio *
Beck, Mack & Oliver International Fund
Actual	$1,000.00	$978.83	$7.40	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%
Beck, Mack & Oliver Partners Fund
Actual	$1,000.00	$917.76	$4.78	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04	1.00%

*
Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Beck, Mack & Oliver International Fund designates 1.43% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 30.34% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.  The Beck, Mack & Oliver International Fund also designates 1.12% as qualified interest income exempt from U.S. tax for foreign shareholders (QII). The Beck, Mack & Oliver Partners Fund designates 33.33% of its income dividend distributed as DRD and 55.58% for QDI. The Beck, Mack & Oliver Partners Fund also designates 0.57% as QII and 71.70% as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Each Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 943-6786.

44

BECK, MACK & OLIVER FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2015

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003; formerly, Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) 1995-2002.	27	None
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	27	None
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	27	None
David Tucker Born: 1958	Trustee; Vice Chairman	Since 2011 (Vice Chairman since 2015)	Director, Blue Sky Experience since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	37	Trustee, Forum Funds II and Forum ETF Trust
Interested Trustee
John Y. Keffer2 Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	37	Director, Wintergreen Fund, Inc.; Trustee, Forum Funds II, Forum ETF Trust and ALTMFX Trust
1The Fund Complex includes the Trust, Forum Funds II and Forum ETF Trust and is overseen by different Boards of Trustees.
2Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

45

BECK, MACK & OLIVER FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2015

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Officers
Jessica A. Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Associate Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
1The Fund Complex includes the Trust, Forum Funds II and Forum ETF Trust and is overseen by different Boards of Trustees.

46

FOR MORE INFORMATION

Investment Adviser
Beck, Mack & Oliver LLC
360 Madison Ave, 18th Floor
New York, NY 10017
www.beckmack.com

Transfer Agent
Atlantic Fund Services, LLC
P.O. Box 588
Portland, ME 04112
www.altanticfundservices.com

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

Beck, Mack & Oliver International Fund
Beck, Mack & Oliver Partners Fund
P.O. Box 588
Portland, ME 04112
(800) 943-6786
www.beckmack.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

229-ANR-0315

LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND

LMCG GLOBAL MULTICAP FUND

Annual Report
March 31, 2015

LMCG FUNDS TABLE OF CONTENTS MARCH 31, 2015

LMCG Global Market Neutral Fund
A Message to Our Shareholders (Unaudited)	1
Performance Chart and Analysis (Unaudited)	3
Schedule of Investments	4
Schedule of Securities Sold Short	6
Notes to Schedules of Investments and Securities Sold Short	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14

LMCG Global MultiCap Fund
A Message to Our Shareholders (Unaudited)	16
Performance Chart and Analysis (Unaudited)	19
Schedule of Investments	20
Statement of Assets and Liabilities	25
Statement of Operations	26
Statements of Changes in Net Assets	27
Financial Highlights	28

Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	35
Additional Information (Unaudited)	36

IMPORTANT INFORMATION

An investment in the LMCG Global Market Neutral Fund and the LMCG Global MultiCap Fund (the “Funds”) is subject to risk, including the possible loss of principal. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. As a result of political or economic instability in foreign countries, there can be special risks associated with investing in foreign securities, including fluctuations in currency exchange rates, increased price volatility and difficulty obtaining information. In addition, emerging markets may present additional risk due to potential for greater economic and political instability in less developed countries.

Investing in a market neutral style may involve the use of short sales. There is no guarantee that the use of long and short positions will succeed in limiting the LMCG Global Market Neutral Fund's exposure to stock market movements, capitalization, or other risk factors. Investments involved in long and short selling may cause higher turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

There is no assurance that the Funds will achieve their investment objectives.

LMCG GLOBAL MARKET NEUTRAL FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2015

Dear Shareholder:

The LMCG Global Market Neutral Fund (the “Fund”) performed well over the last twelve months, returning +9.50% over the one year period versus +0.03% for the Citigroup 3-Month U.S. T-Bill Index. Since its May 21, 2013 inception, the Fund has returned an annualized +5.62% versus +0.03% for the Citigroup 3-Month U.S. T-Bill Index. The Fund invests primarily in small-mid cap companies in the U.S. and large cap companies internationally. For the year, equity markets in the U.S. outpaced their international peers with the Russell 1000 Index returning +12.7% while the MSCI EAFE Index fell -0.9%. In the domestic market, the smaller cap Russell 2000 Index which is where the Fund primarily invests in the U.S., underperformed the large cap Russell 1000 Index, with a return of +8.2% for the period.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, please call (877)591-4667.

Global macroeconomic uncertainty continued throughout the year as the U.S. dollar soared and oil prices fluctuated up and down. The Fund is managed using a quantitative approach that seeks to add value primarily through stock selection while minimizing market risk. Stocks are selected using a multi-factor model that has four major factor components: Valuation, Earnings Revision, Price Momentum, and Quality. For the period, we saw a big positive payoff to Price Momentum among global equities but particularly in the U.S. Stocks that had good price performance were favored over cheap stocks which were perceived as more risky as economic concerns plagued many non-U.S. markets. In the U.S., Valuation did matter a bit more but it was more evident on the short side. In other words, shorting expensive stocks helped more than going long cheap stocks. Quality worked well throughout the period in both U.S. and non-U.S. developed markets but the magnitude was more muted. We use a balanced approach to our stock selection components in an effort to diversify the sources of alpha so the Fund has the ability to perform well in different market environments. This year, we were able to capitalize on the success of our Price Momentum, Earnings Revision and Quality components despite a volatile payoff to Valuation.

One of the key strengths of the Fund is the diversification in sources for absolute return. This is important as it may help provide a steadier stream of returns. The Fund strives to achieve diversification through its investments in a broad universe of global stocks as well its ability to invest long and short. The Fund invests globally using customized stock selection models for the U.S. and developed market portions of the fund. In any given period, stock selection factors can work better in one universe than the other. This year, the U.S. stock selection model was much more effective than the international model. Consequently, the U.S. stocks in the portfolio contributed more of the return. Outside of the U.S., stock selection in Germany and the United Kingdom added most to returns while those in Italy detracted most. In terms of sectors, positive stock selection in industrials, consumer discretionary and information technology helped most to offset negative stock selection in materials and health care. More of the Fund’s performance came from short holdings, which is consistent with all four of the stock selection factor components working better on the short side in both the U.S. and international markets.

Outlook

Markets are off to a rocky start this year with an increase in macroeconomic concerns, specifically related to Greece’s debt crisis, oil prices and the timing of the Fed’s plan to raise interest rates. While the Fund is designed to attempt to be fairly immune to market moves, we do anticipate that stock selection using our quantitative process may be challenging as these macroeconomic issues take precedence over corporate fundamentals. In this type of environment, we continue to believe that it is important to keep the portfolio as balanced as possible across all of the major alpha factor components, so that we are able to capitalize on the success of any individual factors. In addition, we have put additional emphasis on risk management to try to avoid any unwanted biases. We believe this approach will allow us to hang on to any gains despite a more difficult environment for stock picking.

Sincerely,

Gordon Johnson	Shannon Ericson	Vikram Srimurthy
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
LMCG Investments, LLC	LMCG Investments, LLC	LMCG Investments, LLC

1	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2015

INVESTMENT CONSIDERATIONS

Alpha - Alpha is the incremental return of a manager when the market is stationary. This risk-adjusted measurement takes into account both the performance of the market as a whole and the volatility of a manager. A positive alpha indicates that a selected portfolio has produced returns above the expected level at that level of risk, and vice versa for a negative alpha.

Diversification - Diversification is a method of reducing risk by investing in a variety of types of investments. Diversification does not guarantee a profit nor protect against a loss.

Long Position - Long positions involve buying a security outright and then selling it later, with the hope that the security price rises over time.

Short Position - To establish a short stock position, the portfolio manager borrows shares of stock from another party, sells the shares and receives cash. The manager is then obligated to buy the stock and return the shares at some point in the future. (If the price falls after the short sale,) the manager can profit from buying the shares back at a lower price and returning the borrowed shares. (However, if the price of the security rises after the short sale, the manager will experience losses.) Morningstar calculates portfolio statistics on the short positions in each fund and displays long, short, and net statistics as appropriate. Short positions produce negative exposure to the security that is being shorted.

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

2	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) MARCH 31, 2015

The following chart reflects the change in the value of a hypothetical $100,000 investment in Institutional Shares, including reinvested dividends and distributions, in the LMCG Global Market Neutral Fund (the “Fund”) compared with the performance of the benchmark, the Citigroup 3-Month U.S. T-Bill Index, since inception. The Citigroup 3-Month U.S. T-Bill Index measures return equivalents of yield averages that are not marked to market and consists of the last three three-month Treasury bill month-end rates. The total return of the Citigroup 3-Month U.S. T-Bill Index includes the reinvestment of distributions. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Citigroup 3-Month U.S. T-Bill Index does not include expenses. The Fund is professionally managed while the Citigroup 3-Month U.S. T-Bill Index is unmanaged and is not available for investment.

Comparison of Change in Value of a $100,000 Investment
LMCG Global Market Neutral Fund – Institutional Shares vs. Citigroup 3-Month U.S. T-Bill Index

Average Annual Total Returns
Periods Ended March 31, 2015	One Year	Since Inception(1)
LMCG Global Market Neutral Fund — Institutional Shares	9.50%	5.62%
LMCG Global Market Neutral Fund — Investor Shares(2)	9.50%	5.62%
Citigroup 3-Month U.S. T-Bill Index	0.03%	0.03%

(1) Institutional Shares commenced operations on May 21, 2013, and Investor Shares commenced operations on December 18, 2014.
(2) Performance for the one year and since inception periods are blended average annual returns, which include the returns of the Institutional Shares prior to the commencement of the Investor Shares.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (877) 591-4667. As stated in the Fund's prospectus, the estimated annual operating expense ratio (gross) for Investor Shares and Institutional Shares is 8.98% and 8.73%, respectively. Excluding the effect of expenses attributable to dividends and interest on short sales, the estimated total annual operating expense ratio for Investor Shares and Institutional Shares would be 7.64% and 7.39%, respectively. However, the Fund's Adviser has agreed to contractually waive its fees and/or reimburse Fund expenses to limit total annual Fund operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Investor Shares and Institutional Shares to 1.85% and 1.60%, respectively through at least July 31, 2016, per Board approval (prospectus to be updated August, 2015). The Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fees waived or reimbursed and the reimbursement does not cause the Fund’s total annual operating expenses to exceed 1.85% and 1.60% for Investor Shares and Institutional Shares, respectively. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

3	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF INVESTMENTS MARCH 31, 2015

Shares	Security Description	Value
Long Positions – 98.0%
Common Stock (a) - 95.5%
Australia - 1.9%
49,226	Coca-Cola Amatil, Ltd.	$403,030
39,363	Newcrest Mining, Ltd. (b)	396,996
7,616	Ramsay Health Care, Ltd.	388,840
		1,188,866
Austria - 0.4%
10,232	OMV AG	280,679

Belgium - 0.7%
5,037	Delhaize Group SA	452,525

Bermuda - 2.1%
6,996	Endurance Specialty Holdings, Ltd.	427,735
2,386	Everest Re Group, Ltd.	415,164
34,012	Maiden Holdings, Ltd.	504,398
		1,347,297
Curacao - 0.7%
13,120	Orthofix International NV (b)	470,877

Denmark - 1.3%
2,299	Royal Unibrew A/S (b)	385,325
9,557	Schouw & Co.	458,132
		843,457
France - 2.3%
6,009	Eiffage SA	357,628
7,072	Groupe Fnac (b)	440,440
21,233	Rexel SA	400,365
3,597	Sopra Steria Group	267,898
		1,466,331
Germany - 3.8%
2,215	Allianz SE	384,561
7,088	Brenntag AG	423,470
4,036	Daimler AG	387,596
8,316	Fresenius SE & Co. KGaA	495,771
4,070	MTU Aero Engines AG	398,735
7,806	United Internet AG	354,308
		2,444,441
Hong Kong - 0.7%
69,500	Orient Overseas International, Ltd.	424,240

Italy - 0.6%
19,762	Assicurazioni Generali SpA	388,564

Japan - 12.3%
17,700	Alps Electric Co., Ltd.	426,204
12,000	Aoyama Trading Co., Ltd.	391,779
11,500	Electric Power Development Co., Ltd.	387,402

33,800	Fuji Machine Manufacturing Co., Ltd.	383,803
57,000	Fujitsu, Ltd.	388,719
11,700	Japan Petroleum Exploration Co., Ltd.	396,410
9,000	Kao Corp.	449,406
8,600	Kintetsu World Express, Inc.	386,551
36,800	Konica Minolta, Inc.	372,944
107,000	Kyodo Printing Co., Ltd.	328,094
7,800	Mabuchi Motor Co., Ltd.	412,635
3,700	Murata Manufacturing Co., Ltd.	508,155
33,000	Nikkiso Co., Ltd.	295,149
33,900	Nisshin Steel Co., Ltd.	423,135
26,300	Sumitomo Corp.	280,646
25,700	Sumitomo Rubber Industries, Ltd.	473,737
7,600	Taiyo Holdings Co., Ltd.	267,026
6,700	TDK Corp.	474,410
67,000	Tokyo Gas Co., Ltd.	421,211
33,900	Ushio, Inc.	420,209
		7,887,625
Netherlands - 1.3%
12,067	Arcadis NV	387,530
11,678	TKH Group NV, SDR	413,915
		801,445
Norway - 1.7%
32,640	Atea ASA	367,521
56,540	Austevoll Seafood ASA	301,455
8,658	Yara International ASA	439,592
		1,108,568
Portugal - 0.7%
33,431	Semapa-Sociedade de Investimento e Gestao, SGPS, SA	446,242

Spain - 1.4%
56,575	Distribuidora Internacional de Alimentacion SA	441,509
18,860	Gas Natural SDG SA	423,447
		864,956
Sweden - 3.9%
13,667	Electrolux AB, Class B	390,445
9,761	Indutrade AB	446,843
14,472	Intrum Justitia AB	406,005
11,320	JM AB	376,423
13,299	Loomis AB, Class B	407,305
32,733	Securitas AB, Class B	469,928
		2,496,949
Switzerland - 1.3%
3,371	Lonza Group AG (b)	419,683
1,702	Swiss Life Holding AG (b)	420,474
		840,157

See Notes to Financial Statements.	4	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF INVESTMENTS MARCH 31, 2015

Shares	Security Description	Value
United Kingdom - 4.3%
31,824	Amec Foster Wheeler PLC	$425,697
22,751	Ashtead Group PLC	364,876
17,360	GlaxoSmithKline PLC	399,626
35,012	Great Portland Estates PLC REIT	420,666
46,683	Halfords Group PLC	317,827
9,270	Imperial Tobacco Group PLC	406,640
21,921	Land Securities Group PLC REIT	406,970
		2,742,302
United States - 54.1%
33,469	Achillion Pharmaceuticals, Inc. (b)	330,004
7,333	Alaska Air Group, Inc.	485,298
17,667	Ambac Financial Group, Inc. (b)	427,541
24,957	AMN Healthcare Services, Inc. (b)	575,758
21,123	AngioDynamics, Inc. (b)	375,778
49,672	ARC Document Solutions, Inc. (b)	458,473
15,856	Argan, Inc. (b)	573,511
5,801	Atlantic Tele-Network, Inc.	401,545
13,911	Atwood Oceanics, Inc.	391,038
8,398	Avnet, Inc.	373,711
19,245	Barnes & Noble, Inc. (b)	457,069
16,276	Black Box Corp.	340,657
27,487	Blount International, Inc. (b)	354,033
15,635	Booz Allen Hamilton Holding Corp.	452,477
13,552	Brown Shoe Co., Inc.	444,506
8,657	Burlington Stores, Inc. (b)	514,399
36,562	Calix, Inc. (b)	306,755
8,891	Centene Corp. (b)	628,505
4,609	DineEquity, Inc.	493,209
21,183	Douglas Dynamics, Inc.	483,820
4,394	DST Systems, Inc.	486,460
14,343	Emergent Biosolutions, Inc. (b)	412,505
6,289	ePlus, Inc. (b)	546,703
7,790	Euronet Worldwide, Inc. (b)	457,662
1,467	First Citizens BancShares, Inc., Class A	380,965
17,079	First Merchants Corp.	402,040
7,741	Foot Locker, Inc.	487,683
30,506	FutureFuel Corp.	313,297
22,554	Gigamon, Inc. (b)	479,047
8,127	Greatbatch, Inc. (b)	470,147
15,346	Heartland Financial USA, Inc.	500,740
15,279	Insight Enterprises, Inc. (b)	435,757
24,393	Inteliquent, Inc.	383,946
47,569	Isle of Capri Casinos, Inc. (b)	668,344
11,354	Itron, Inc. (b)	414,535
27,308	K12, Inc. (b)	429,282
10,878	Leidos Holdings, Inc.	456,441
12,456	Liberty Ventures, Class A (b)	523,277
14,126	MacroGenics, Inc. (b)	443,133
5,810	ManpowerGroup, Inc.	500,531
5,571	MarketAxess Holdings, Inc.	461,836
5,629	Marriott Vacations Worldwide Corp.	456,230

76,033	Monster Worldwide, Inc. (b)	482,049
8,866	Nelnet, Inc., Class A	419,539
21,898	NeuStar, Inc., Class A (b)	539,129
56,925	OraSure Technologies, Inc. (b)	372,289
5,975	PAREXEL International Corp. (b)	412,215
18,276	PBF Energy, Inc., Class A	619,922
12,510	Premier, Inc., Class A (b)	470,126
10,765	PrivateBancorp, Inc.	378,605
20,892	Quad/Graphics, Inc.	480,098
11,098	Qualys, Inc. (b)	515,835
25,581	Resources Connection, Inc.	447,667
7,531	REX American Resources Corp. (b)	457,960
7,471	Rock-Tenn Co., Class A	481,879
12,812	Sagent Pharmaceuticals, Inc. (b)	297,879
19,582	Sanmina Corp. (b)	473,689
10,417	Schweitzer-Mauduit International, Inc.	480,432
7,338	Skechers U.S.A., Inc., Class A (b)	527,676
11,260	Spirit AeroSystems Holdings, Inc., Class A (b)	587,885
4,358	SPX Corp.	369,994
7,936	Syntel, Inc. (b)	410,529
17,602	Take-Two Interactive Software, Inc. (b)	448,059
24,161	Taylor Morrison Home Corp., Class A (b)	503,757
14,414	Trinity Industries, Inc.	511,841
21,575	United Community Banks, Inc.	407,336
3,084	United Therapeutics Corp. (b)	531,790
7,333	Universal Electronics, Inc. (b)	413,874
14,889	US Concrete, Inc. (b)	504,439
18,363	VASCO Data Security International, Inc. (b)	395,539
16,914	Viad Corp.	470,547
10,162	Voya Financial, Inc.	438,084
33,323	Wabash National Corp. (b)	469,854
23,161	Walker & Dunlop, Inc. (b)	410,645
8,994	Western Refining, Inc.	444,214
48,535	Wilshire Bancorp, Inc.	483,894
		34,637,918

Total Common Stock (Cost $57,186,129)	61,133,439

Money Market Fund – 2.5%
1,557,627	Dreyfus Treasury Prime Cash Management, 0.00% (c) (Cost $1,557,627)	1,557,627

Total Long Positions - 98.0% (Cost $58,743,756)*	$62,691,066
Total Short Positions - (94.7)% (Proceeds $(59,509,812))*	(60,603,187)
Other Assets & Liabilities, Net – 96.7%	61,914,802
Net Assets – 100.0%	$64,002,681

See Notes to Financial Statements.	5	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF SECURITIES SOLD SHORT MARCH 31, 2015

Shares	Security Description	Value
Short Positions - (94.7)%
Common Stock - (94.7)%
Bermuda - (1.4)%
(12,493)	Golar LNG, Ltd.	$(415,767)
(3,470)	Signet Jewelers, Ltd.	(481,601)
		(897,368)
France - (3.8)%
(12,380)	Alstom SA	(380,947)
(4,372)	Eramet	(399,649)
(11,930)	Korian-Medica	(403,991)
(12,250)	Nexans SA	(414,232)
(7,009)	Rubis SCA	(444,981)
(7,568)	TOTAL SA	(376,183)
		(2,419,983)

Germany - (5.2)%
(29,340)	AIXTRON SE	(220,885)
(10,320)	Aurelius AG	(430,983)
(4,873)	Beiersdorf AG	(422,536)
(2,445)	Bertrandt AG	(355,676)
(6,679)	Bilfinger SE	(386,050)
(9,717)	Gerry Weber International AG	(335,294)
(1,160)	KWS Saat AG	(338,351)
(20,421)	Nordex SE	(412,215)
(13,745)	Salzgitter AG	(398,523)
		(3,300,513)
Hong Kong - (0.7)%
(49,000)	CLP Holdings, Ltd.	(428,266)

Italy - (1.3)%
(16,528)	Atlantia SpA	(434,031)
(55,899)	Cementir Holding SpA	(418,535)
		(852,566)
Japan - (13.0)%
(37,400)	Aeon Co., Ltd.	(410,256)
(24,200)	Coca-Cola East Japan Co., Ltd.	(493,205)
(22,200)	Daiseki Co., Ltd.	(400,314)
(32,400)	F@N Communications, Inc.	(275,106)
(27,000)	Fancl Corp.	(344,501)
(20,600)	House Foods Group, Inc.	(431,715)
(25,100)	Kakaku.com, Inc.	(416,502)
(24,000)	Kansai Paint Co., Ltd.	(436,794)
(44,500)	Mitsubishi Motors Corp.	(401,246)
(11,700)	MonotaRO Co., Ltd.	(423,752)
(6,500)	Nidec Corp.	(431,481)
(26,800)	Nippon Konpo Unyu Soko Co., Ltd.	(469,507)
(22,400)	Nissan Chemical Industries, Ltd.	(462,893)
(26,200)	Nissin Kogyo Co., Ltd.	(416,116)
(58,000)	Obayashi Corp.	(375,959)
(13,800)	OBIC Business Consultants, Ltd.	(475,724)
(4,300)	Ono Pharmaceutical Co., Ltd.	(485,229)
(25,100)	Rakuten, Inc.	(441,964)

(55,000)	Shimizu Corp.	(371,845)
(39,000)	Showa Shell Sekiyu KK	(356,210)
		(8,320,319)
Netherlands - (1.2)%
(8,926)	ASM International NV	(411,534)
(3,716)	ASML Holding NV	(376,726)
		(788,260)

New Zealand - (0.5)%
(56,016)	Ryman Healthcare, Ltd.	(327,819)

Norway - (0.6)%
(33,276)	Marine Harvest ASA	(381,230)

Spain - (0.7)%
(35,413)	Zardoya Otis SA	(457,049)

Sweden - (2.5)%
(25,248)	AF AB	(351,602)
(30,580)	Fabege AB	(438,195)
(56,920)	Kungsleden AB	(440,182)
(13,125)	Saab AB, Class B	(351,014)
		(1,580,993)

Switzerland - (3.2)%
(17,806)	ABB, Ltd.	(377,737)
(3,559)	Basilea Pharmaceutica	(403,152)
(72)	Chocoladefabriken Lindt & Sprungli AG	(385,388)
(8,840)	Julius Baer Group, Ltd.	(441,857)
(3,058)	Sonova Holding AG	(424,306)
		(2,032,440)

United Kingdom - (5.5)%
(8,618)	ASOS PLC	(461,294)
(16,900)	AVEVA Group PLC	(369,424)
(15,245)	Burberry Group PLC	(391,499)
(19,938)	Oxford Instruments PLC	(246,024)
(28,787)	Rolls-Royce Holdings PLC	(406,011)
(10,995)	Rotork PLC	(403,119)
(60,091)	RSA Insurance Group PLC	(374,549)
(24,869)	SuperGroup PLC	(352,863)
(20,053)	Telecom Plus PLC	(258,322)
(67,032)	Tullow Oil PLC	(281,012)
		(3,544,117)
United States - (55.1)%
(57,271)	8x8, Inc.	(481,076)
(25,464)	Acacia Research Corp.	(272,465)
(6,805)	Air Methods Corp.	(317,045)
(9,034)	American Science & Engineering, Inc.	(441,401)
(24,804)	Aratana Therapeutics, Inc.	(397,112)
(9,124)	Arthur J. Gallagher & Co.	(426,547)

See Notes to Financial Statements.	6	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF SECURITIES SOLD SHORT MARCH 31, 2015

Shares	Security Description	Value
United States - (continued)
(7,914)	Artisan Partners Asset Management, Inc., Class A	$(359,770)
(17,066)	Beacon Roofing Supply, Inc.	(534,166)
(5,620)	Belden, Inc.	(525,807)
(119,709)	BioScrip, Inc.	(530,311)
(17,548)	Bottomline Technologies de, Inc.	(480,289)
(8,140)	Cabela's, Inc.	(455,677)
(8,707)	Carpenter Technology Corp.	(338,528)
(8,091)	Cepheid, Inc.	(460,378)
(111,078)	Cerus Corp.	(463,195)
(4,954)	Cheniere Energy, Inc.	(383,440)
(6,772)	CLARCOR, Inc.	(447,358)
(9,607)	Colfax Corp.	(458,542)
(16,269)	Cornerstone OnDemand, Inc.	(470,011)
(2,603)	CoStar Group, Inc.	(514,951)
(23,173)	Covanta Holding Corp.	(519,770)
(13,216)	Dealertrack Technologies, Inc.	(509,080)
(22,971)	Del Frisco's Restaurant Group, Inc.	(462,866)
(12,282)	Electronics For Imaging, Inc.	(512,774)
(33,866)	Endologix, Inc.	(578,093)
(1,851)	Equinix, Inc. REIT	(431,005)
(11,834)	FireEye, Inc.	(464,485)
(19,752)	First Financial Bankshares, Inc.	(545,945)
(13,455)	FTI Consulting, Inc.	(504,024)
(39,789)	GenMark Diagnostics, Inc.	(516,461)
(11,685)	Graham Corp.	(280,089)
(8,637)	Greenhill & Co., Inc.	(342,457)
(13,125)	Healthcare Services Group, Inc.	(421,706)
(16,214)	Herman Miller, Inc.	(450,101)
(9,024)	Hibbett Sports, Inc.	(442,717)
(40,689)	Horsehead Holding Corp.	(515,123)
(9,907)	Independent Bank Corp.	(434,620)
(53,810)	Internap Corp.	(550,476)
(42,264)	Ixia	(512,662)
(23,681)	Krispy Kreme Doughnuts, Inc.	(473,383)
(12,433)	KYTHERA Biopharmaceuticals, Inc.	(623,515)
(85,183)	LeapFrog Enterprises, Inc.	(185,699)
(15,057)	LegacyTexas Financial Group, Inc.	(342,246)
(30,582)	Louisiana-Pacific Corp.	(504,909)
(631)	Markel Corp.	(485,214)
(18,745)	Marketo, Inc.	(480,247)
(15,904)	MDC Holdings, Inc.	(453,264)
(11,569)	Medidata Solutions, Inc.	(567,344)
(21,823)	Meridian Bioscience, Inc.	(416,383)
(53,265)	NMI Holdings, Inc., Class A	(398,955)
(32,989)	Old Republic International Corp.	(492,856)
(8,872)	PacWest Bancorp	(416,008)
(3,733)	Palo Alto Networks, Inc.	(545,317)
(37,601)	Pier 1 Imports, Inc.	(525,662)
(12,076)	Portola Pharmaceuticals, Inc.	(458,405)
(19,749)	PROS Holdings, Inc.	(487,998)
(5,974)	Proto Labs, Inc.	(418,180)

(11,529)	Raven Industries, Inc.	(235,883)
(22,230)	Sabre Corp.	(540,189)
(152,516)	ServiceSource International, Inc.	(472,800)
(52,773)	Silicon Graphics International Corp.	(458,597)
(60,796)	Silver Spring Networks, Inc.	(543,516)
(12,127)	Sotheby's	(512,487)
(16,551)	Southern Copper Corp.	(482,958)
(112,769)	Sprint Corp.	(534,525)
(46,732)	STAAR Surgical Co.	(347,219)
(12,548)	Stewart Information Services Corp.	(509,951)
(4,592)	Synageva BioPharma Corp.	(447,858)
(31,563)	Synergy Resources Corp.	(374,022)
(21,581)	TCP Capital Corp.	(345,728)
(7,170)	Texas Capital Bancshares, Inc.	(348,821)
(7,173)	The Cheesecake Factory, Inc.	(353,844)
(48,656)	The Pep Boys-Manny Moe & Jack	(468,071)
(20,685)	Tumi Holdings, Inc.	(505,955)
(6,902)	ViaSat, Inc.	(411,428)
(11,255)	Westamerica Bancorporation	(486,329)
(20,053)	Westmoreland Coal Co.	(536,618)
(18,227)	YRC Worldwide, Inc.	(327,357)
		(35,272,264)
Total Common Stock (Proceeds $(59,509,812))	(60,603,187)
Total Short Positions - (94.7)% (Proceeds $(59,509,812))	$(60,603,187)

See Notes to Financial Statements.	7	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT MARCH 31, 2015

PLC	Public Limited Company
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt
(a)	All or a portion of these securities are held as collateral for securities sold short.
(b)	Non-income producing security.
(c)	Variable rate security. Rate presented is as of March 31, 2015.

*	Cost for federal income tax purposes is $(394,877) and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$7,844,380
Gross Unrealized Depreciation	(5,361,624)
Net Unrealized Appreciation	$2,482,756

The following is a summary of the inputs used to value the Fund’s investments and liabilities as of March 31, 2015.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Common Stock
Australia	$-	$1,188,866	$-	$1,188,866
Austria	-	280,679	-	280,679
Belgium	-	452,525	-	452,525
Bermuda	1,347,297	-	-	1,347,297
Curacao	470,877	-	-	470,877
Denmark	-	843,457	-	843,457
France	-	1,466,331	-	1,466,331
Germany	-	2,444,441	-	2,444,441
Hong Kong	-	424,240	-	424,240
Italy	-	388,564	-	388,564
Japan	-	7,887,625	-	7,887,625
Netherlands	-	801,445	-	801,445
Norway	-	1,108,568	-	1,108,568
Portugal	-	446,242	-	446,242
Spain	-	864,956	-	864,956
Sweden	-	2,496,949	-	2,496,949
Switzerland	-	840,157	-	840,157
United Kingdom	-	2,742,302	-	2,742,302
United States	34,637,918	-	-	34,637,918
Money Market Fund	-	1,557,627	-	1,557,627
Total Investments At Value	$36,456,092	$26,234,974	$-	$62,691,066
Total Assets	$36,456,092	$26,234,974	$-	$62,691,066

See Notes to Financial Statements.	8	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT MARCH 31, 2015

Level 1	Level 2	Level 3	Total
Liabilities

Securities Sold Short
Common Stock
Bermuda	$(897,368)	$-	$-	$(897,368)
France	-	(2,419,983)	-	(2,419,983)
Germany	-	(3,300,513)	-	(3,300,513)
Hong Kong	-	(428,266)	-	(428,266)
Italy	-	(852,566)	-	(852,566)
Japan	-	(8,320,319)	-	(8,320,319)
Netherlands	-	(788,260)	-	(788,260)
New Zealand	-	(327,819)	-	(327,819)
Norway	-	(381,230)	-	(381,230)
Spain	-	(457,049)	-	(457,049)
Sweden	-	(1,580,993)	-	(1,580,993)
Switzerland	-	(2,032,440)	-	(2,032,440)
United Kingdom	-	(3,544,117)	-	(3,544,117)
United States	(35,272,264)	-	-	(35,272,264)
Total Securities Sold Short	$(36,169,632)	$(24,433,555)	$-	$(60,603,187)
Total Liabilities	$(36,169,632)	$(24,433,555)	$-	$(60,603,187)

At March 31, 2015, foreign securities representing the following percentage of net assets of the Fund were fair valued by independent pricing services and are classified as using Level 2 inputs within the valuation inputs disclosure on the Fund’s Schedule of Investments:

LMCG Global Market Neutral Fund

Long Securities	40.99%
Short Securities	(38.18)%

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2015.

See Notes to Financial Statements.	9	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT MARCH 31, 2015

PORTFOLIO HOLDINGS
% of Total Investments	Long	Short
Australia	1.9%	0.0%
Austria	0.4%	0.0%
Belgium	0.7%	0.0%
Bermuda	2.1%	1.5%
Curacao	0.8%	0.0%
Denmark	1.4%	0.0%
France	2.3%	4.0%
Germany	3.9%	5.4%
Hong Kong	0.7%	0.7%
Italy	0.6%	1.4%
Japan	12.6%	13.7%
Netherlands	1.3%	1.3%
New Zealand	0.0%	0.5%
Norway	1.8%	0.6%
Portugal	0.7%	0.0%
Spain	1.4%	0.8%
Sweden	4.0%	2.6%
Switzerland	1.3%	3.4%
United Kingdom	4.4%	5.9%
United States	57.7%*	58.2%
	100.0%	100.0%

* Includes Money Market Fund totaling 2.5%.

See Notes to Financial Statements.	10	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2015

ASSETS
Total investments, at value (Cost $58,743,756)	$62,691,066
Deposits with brokers	60,892,776
Cash	996,834
Foreign currency (Cost $827)	836
Receivables:
Fund shares sold	128,819
Dividends	119,172
From investment adviser	1,237
Prepaid expenses	15,162
Total Assets	124,845,902

LIABILITIES
Securities sold short, at value (Proceeds $59,509,812)	60,603,187
Payables:
Fund shares redeemed	91,000
Dividends on securities sold short	73,314
Accrued Liabilities:
Trustees’ fees and expenses	25
Fund services fees	10,830
Other expenses	64,865
Total Liabilities	60,843,221

NET ASSETS	$64,002,681

COMPONENTS OF NET ASSETS
Paid-in capital	$61,904,080
Accumulated net investment loss	(214,742)
Accumulated net realized loss	(538,746)
Net unrealized appreciation	2,852,089
NET ASSETS	$64,002,681

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	513,528
Institutional Shares	5,267,150

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $5,682,845)	$11.07
Institutional Shares (based on net assets of $58,319,836)	$11.07

See Notes to Financial Statements.	11	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2015

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $28,278)	$351,348
Interest income	3,712
Total Investment Income	355,060

EXPENSES
Investment adviser fees	248,255
Fund services fees	195,894
Transfer agent fees:
Investor Shares	21
Institutional Shares	2,959
Distribution fees:
Investor Shares	2,447
Custodian fees	216,429
Registration fees:
Investor Shares	13,870
Institutional Shares	19,914
Professional fees	39,972
Trustees' fees and expenses	962
Offering costs:
Institutional Shares	4,198
Dividend expense on securities sold short	327,122 #
Miscellaneous expenses	88,395
Total Expenses	1,160,438
Fees waived and expenses reimbursed	(433,661)
Net Expenses	726,777

NET INVESTMENT LOSS	(371,717)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	861,439
Foreign currency transactions	(32,811)
Securities sold short	(793,400)
Net realized gain	35,228
Net change in unrealized appreciation (depreciation) on:
Investments	2,903,335
Foreign currency translations	(1,848)
Securities sold short	(902,090)
Net change in unrealized appreciation	1,999,397
NET REALIZED AND UNREALIZED GAIN	2,034,625
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,662,908

See Notes to Financial Statements.	12	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended March 31, 2015	May 21, 2013* through March 31, 2014
OPERATIONS
Net investment loss	$(371,717)	$(68,477)
Net realized gain (loss)	35,228	(541,497)
Net change in unrealized appreciation (depreciation)	1,999,397	852,692
Increase in Net Assets Resulting from Operations	1,662,908	242,718

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	5,720,391	-
Institutional Shares	46,594,732	11,233,615
Redemption of shares:
1	Investor Shares	(84,269)	-
2	Institutional Shares	(1,291,828)	(75,605)
Redemption fees	19	-
Increase in Net Assets from Capital Share Transactions	50,939,045	11,158,010
Increase in Net Assets	52,601,953	11,400,728

NET ASSETS
Beginning of Period	11,400,728	-
End of Period (Including line (a))	$64,002,681	$11,400,728

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	521,198	-
Institutional Shares	4,258,398	1,134,828
Redemption of shares:
Investor Shares	(7,670)	-
Institutional Shares	(118,516)	(7,560)
Increase in Shares	4,653,410	1,127,268

(a)	Accumulated net investment loss	$(214,742)	$(45,784)
*	Commencement of operations.

See Notes to Financial Statements.	13	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout the period.
	December 18, 2014 (a) through March 31, 2015
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$10.87
INVESTMENT OPERATIONS
Net investment loss (b)	(0.05)
Net realized and unrealized gain	0.25
Total from Investment Operations	0.20
NET ASSET VALUE, End of Period	$11.07
TOTAL RETURN	1.84	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$5,683
Ratios to Average Net Assets:
Net investment loss	(1.73	)%(d)
Net expenses including dividend expenses	3.30	%(d)
Dividend expenses	1.45	%(d)
Net expenses without dividend expenses	1.85	%(d)
Gross expenses (e)	5.73	%(d)
PORTFOLIO TURNOVER RATE	104	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	14	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Year Ended March 31, 2015	May 21, 2013 (a) through March 31, 2014
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.11	$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	(0.16)	(0.11)
Net realized and unrealized gain	1.12	0.22
Total from Investment Operations	0.96	0.11
REDEMPTION FEES (b)	— (c)	—
NET ASSET VALUE, End of Period	$11.07	$10.11
TOTAL RETURN	9.50%	1.10	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$58,320	$11,401
Ratios to Average Net Assets:
Net investment loss	(1.49)%	(1.27	)%(e)
Net expenses including dividend expenses	2.91%	2.94	%(e)
Dividend expenses	1.31%	1.34	%(e)
Net expenses without dividend expenses	1.60%	1.60	%(e)
Gross expenses (f)	4.63%	8.73	%(e)
PORTFOLIO TURNOVER RATE	104%	62	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	15	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2015

Dear Shareholder:

The last 12 months delivered positive returns for our investors and outperformance of our benchmarks. LMCG Global MultiCap Fund (the “Fund”) produced a return of 5.57% compared to 5.12% for the MSCI All Country World Investable Market Index (the “Benchmark”). Since the inception of the Fund on September 11, 2013, the Fund has returned 9.34%, net of fees, compared to the Benchmark’s return of 9.45%.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, please call (877)591-4667.

The Fund strives to combine added value from both active stock selection and asset allocation with a goal of producing more consistent and more robust returns over time. This year, most of the returns came from successful stock selection, although asset allocation was also a positive contributor. We had most success from our investments in U.S. small and mid-cap growth stocks. The “smid” growth asset class, represented by the Russell 2500 Growth Index, led 12-month returns producing returns of 13.8%. Success in stock selection primarily among health care and technology stocks added over 8% in this area, producing a very satisfying return of over 21% from this asset class, which represents just over 13% of the portfolio weight at the end of March, 2015.

The weakest portion of our Fund returns were among our international equity investments. Good stock selection within our EAFE small cap and emerging markets securities was not enough to offset strong currency headwinds. The U.S. dollar surge in late 2014 and in the first quarter of 2015 offset generally strong equity markets returns in Europe and Asia. We have discussed at length our policy regarding currency hedging and have posted it on our website at www.lmcg.com/news. In short, we don’t believe in hedging non-U.S. equity investments except under unusual circumstances. Currency swings tend to net out to zero over time, and foreign currency swings have tended to boost returns during periods when U.S. investors want it most – when the U.S. economy is slowing or in decline.

Returns in the first quarter of 2015 have partially fulfilled our conviction that the strong U.S. dollar is part of a global market cycle that will change the U.S. equity market from a leader to a laggard during the next phase of growth. The Fund and the Benchmark both outpaced the S&P 500 Index in the first quarter of 2015 as investors looked for bargains created by the weakening Euro and Yen while economic indicators strengthened in the wake of quantitative easing efforts by Japan last year and Europe in January of this year.

While the decline in oil prices has been quite extreme over the past nine months, this has not significantly affected Fund returns. Non-U.S. equity markets tend to have a much lower energy exposure than U.S. equity markets, so our normal weighting is lower than a comparable domestic portfolio, like one that would match the S&P 500 Index. Composite energy exposure among our active management teams is an important risk measure that we monitor closely (as we do interest rate sensitivity) and we have very little active exposure compared to the Benchmark throughout the year.

Outlook

We remain upbeat about global equity market returns, but the leadership is shifting. The headline changes in energy prices and currency rates will likely continue to benefit both European and Asian economies. Emerging markets, overall, are a different story, given their net energy exporter status. We believe that most of the issues have been priced in to the market, but we continue to be concerned about the pressure building as the U.S. dollar continues to strengthen. Debt obligations of many developing countries are denominated in U.S. dollars, and a strong dollar makes for increasingly large obligations, particularly among Latin American countries.

Consumer durables stocks, notably automobile and high-end luxury retail stocks, have led the resurgence of European equities in 2015. We believe an extended period of modest oil pricing will be a significant benefit to European and Japanese consumers. The Russian market, which is not currently represented in the Fund, is showing signs of recovery and, if sustained, may spread pricing recovery among many of the European markets which have suffered during the extended Ukraine crisis. China, for now, seems to be settling into a lower growth rate scenario, and while significant risks remain as the economy shifts direction, we feel that Asia is joining a more positive economic scenario in the year ahead.

16	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2015

	Relative	Q1 2015 Index
Asset Class (corresponding Index)	Positioning	Performance*
U.S. Large Cap (Russell 1000)	Underweight	+1.6%
U.S. Small/Mid Value (Russell 2500 Value)	Overweight	+3.0%
U.S. Small/Mid Growth (Russell 2500 Growth)	Overweight	+7.4%
Non-U.S. Large Cap (MSCI EAFE)	Underweight	+4.9%
Non-U.S. Small Cap (MSCI EAFE Small Cap)	Overweight	+5.6%
Emerging Markets (MSCI Emerging Markets)	Underweight	+2.2%

* Source: FactSet
Russell Investments is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.
Russell® is a trademark of Russell Investments.
Past performance is no guarantee of future results. It is not possible to invest directly in an index.

During the quarter, non-U.S. markets played a pivotal role in the Fund. Most important to our investment thesis is that the performance tailwind coming from abroad has materialized from strong stock performance as opposed to a currency reversal. European (+5.5% for MSCI Europe ex UK Index) and Japanese (+10.2% for MSCI Japan Index) equities have posted solid gains at a time when U.S. companies are reporting negative effects due to the sharp rise in the value of the U.S. dollar. We do not expect a dollar reversal any time soon, but believe that our cyclical positioning is beginning to pay a premium and is poised to continue for the balance of the year.

The most striking positive global trend continues to be the performance and abundance of earnings growth in the health care sector. While there have been dramatic gains in health care providers and services (+12.4%), strong returns have also emerged from biotechnology (+9.4%), pharmaceuticals (+8.3%) and life sciences tools and services (+6.6%) within the Benchmark. More defensive areas are also seeing share prices move higher. Health care groups also performed well in 2014, but it is important to note that health care has been one of the most disappointing investment areas since the 1990s. We believe that a catch up should continue as regulatory headwinds have died down, at least for now.

Three themes continue to guide our outlook and, as a consequence, our active/passive and asset class positioning for the Fund. The first is that a mid-cycle correction is a normal, and perhaps, a likely event sometime this year. These corrections usually hit areas of speculation in the market fairly hard. The reversal of growth stock leadership in favor of value stocks, which began in late March and has continued into the second quarter, seems consistent with this theme. The Fund remains overweight to small and mid-cap value stocks in the portfolio to counter this leadership change. The action we prefer to take as  investment managers is not to try to time change or to panic, but to carefully study the vulnerable areas that may be exposed to a correction and to identify potential opportunities. We believe that opportunity may exist in the growth segment of equity markets in technology, and in growth areas within health care and banking.

The second theme that guides our thinking is of market leadership. While the U.S. financial industry may have led world markets into the financial crisis, U.S. leadership in the economic recovery should also receive credit, and may have re-established a trend that drove world markets in the latter half of the 20th century. If this recovery follows more traditional cycles, U.S. performance is likely to be followed by strong non-U.S. market performance. Europe’s economic recovery is fragile and was not helped by continuing concerns over escalating tensions in Ukraine; however, confidence continues to return and benefit our Fund. The Fund has benefited so far from the overweight to U.S. stocks, but a healthy weighting to non-U.S. markets, both emerging and developed, should help returns going forward.

The third theme is the importance of managing the current not-so-normal interest rate cycle. Historically, equities have performed well in a low inflation, rising interest rate environment. During the first quarter of 2015, interest rates declined in conjunction with the mid-cycle slowdown, but our outlook is that longer term interest rates will rise with an improving global economy. Once exiting a mid-cycle slowdown, the areas of the equity market that tend to perform well are the mid-stage cyclical industries, which include financial services, technology and industrial stocks. The Fund remains overweight in these areas, as we believe earnings will accelerate throughout the year and the recovery will lead equity prices higher. Defensive or countercyclical companies outperformed in the first quarter. However, we are confident in our belief that this trend will reverse in the near term and should benefit the strategy. Managing the portfolio will be challenging should we experience a continuation of declines in interest rates, an outlook few are expecting. However, our approach is to monitor and manage risks carefully, and respect the fact that this portfolio represents a core equity position for investors. We believe that sustained low interest rates will create concentrations within passive indices like our Benchmark that must be dealt with much in the way the tech bubble and the Japan bubble challenged core equity managers in the past.

17	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2015

Sincerely,

Jeffrey P. Davis
Portfolio Manager
LMCG Investments, LLC

INVESTMENT CONSIDERATIONS

Equity Risk - The Fund’s equity holdings, including common stocks, may decline in value. The value of a security may decline for a number of reasons, which are detailed in the prospectus.

Foreign and Emerging Markets Investing Risks - As a result of political or economic instability in foreign countries, there can be special risks associated with investing in foreign securities, including fluctuations in currency exchange rates, increased price volatility and difficulty obtaining information. In addition, emerging markets may present additional risk due to potential for greater economic and political instability in less developed countries.

Market Events Risk - Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers, which could adversely effect the Fund.

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including the potential loss of principal.

18	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) MARCH 31, 2015

The following chart reflects the change in the value of a hypothetical $100,000 investment in Institutional Shares, including reinvested dividends and distributions, in the LMCG Global MultiCap Fund (the “Fund”) compared with the performance of the benchmark, the MSCI All Country World Investable Market Index (the "MSCI ACWI"), since inception. The MSCI ACWI is a stock market index that is designed to measure the equity market performance of developed and emerging markets. The total return of the MSCI ACWI includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI ACWI does not include expenses. The Fund is professionally managed while the MSCI ACWI is unmanaged and is not available for investment.

Comparison of Change in Value of a $100,000 Investment
LMCG Global MultiCap Fund - Institutional Shares vs. MSCI All Country World Investable Market Index

Average Annual Total Returns
Periods Ended March 31, 2015	One Year	Since Inception(1)
LMCG Global MultiCap Fund — Institutional Shares	5.57%	9.34%
LMCG Global MultiCap Fund — Investor Shares (2)	5.57%	9.34%
MSCI All Country World Investable Market Index(3)	5.12%	9.45%

(1)	Institutional Shares commenced operations on September 11, 2013, and Investor Shares commenced operations on March 3, 2015.
(2)	Performance for the one year and since inception periods are blended average annual returns, which include the returns of the Institutional Shares prior to the commencement of the Investor Shares.
(3)	MSCI All Country World Investable Market Index, net of foreign withholding taxes (reflects no deduction for fees or expenses).

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (877) 591-4667. As stated in the Fund's prospectus, the estimated annual operating expense ratio (gross) for Investor and Institutional Shares is 25.32% and 25.07%, respectively. However, the Fund's Adviser has agreed to contractually waive its fees and/or reimburse Fund expenses to limit total annual Fund operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses, and extraordinary expenses) of Investor and Institutional Shares to 1.45% and 1.20%, respectively through at least July 31, 2016, per Board approval (prospectus to be updated August, 2015). The Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fees waived or reimbursed and the reimbursement does not cause the Fund’s total annual operating expenses to exceed 1.45% and 1.20% for Investor Shares and Institutional Shares, respectively. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

19	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND SCHEDULE OF INVESTMENTS MARCH 31, 2015

Shares	Security Description	Value
Equity Securities - 90.4%
Common Stock - 90.0%
Australia - 1.0%
1,600	Independence Group NL	$6,353
4,456	Scentre Group REIT	12,659
		19,012
Austria - 0.3%
99	Oesterreichische Post AG	4,877

Belgium - 1.0%
54	Ackermans & van Haaren NV	6,335
106	Anheuser-Busch InBev NV	12,949
		19,284
Bermuda - 0.4%
179	Validus Holdings, Ltd.	7,536

Canada - 1.8%
202	Canadian National Railway Co.	13,528
264	Goldcorp, Inc.	4,783
200	Intact Financial Corp.	15,068
		33,379
China - 1.7%
18,000	Bank of China, Ltd., Class H	10,405
11,000	China Railway Group, Ltd. Class H	11,251
500	Tencent Holdings, Ltd.	9,495
		31,151
Denmark - 1.1%
329	DSV A/S	10,225
77	NKT Holding A/S	4,928
33	Royal Unibrew A/S (a)	5,531
		20,684
France - 2.6%
197	BNP Paribas SA	11,987
113	Sanofi	11,160
248	TOTAL SA	12,327
223	Vinci SA	12,741
		48,215
Germany - 4.5%
77	Allianz SE	13,369
130	BASF SE	12,869
120	Bayer AG	17,954
154	Daimler AG	14,789
154	Freenet AG	4,628
150	SAP SE	10,842
103	Siemens AG	11,140
		85,591
Hong Kong - 0.7%
500	China Mobile, Ltd.	6,516
1,200	Dah Sing Financial Holdings, Ltd.	7,090
		13,606

India - 0.4%
270	Reliance Industries, Ltd., GDR (b)	7,141

Indonesia - 0.3%
11,100	Bank Negara Indonesia Persero Tbk PT	6,128

Ireland - 0.5%
423	Fly Leasing, Ltd., ADR	6,159
139	Smurfit Kappa Group PLC	3,917
		10,076
Italy - 1.3%
1,052	Enel SpA	4,752
563	ENI SpA	9,745
3,120	Intesa Sanpaolo SpA	10,589
		25,086
Japan - 5.5%
100	Aoyama Trading Co., Ltd.	3,265
400	Honda Motor Co., Ltd.	13,057
300	Hoya Corp.	12,010
2,000	Kawasaki Kisen Kaisha, Ltd.	5,370
400	Keihin Corp.	6,132
2,000	Mitsubishi UFJ Financial Group, Inc.	12,387
3,000	Mitsui Engineering & Shipbuilding Co., Ltd.	5,115
200	NS Solutions Corp.	6,161
100	Obic Co., Ltd.	4,241
800	Sumitomo Electric Industries, Ltd.	10,487
1,000	Toray Industries, Inc.	8,370
200	Toyota Motor Corp.	13,961
200	Yamaha Corp.	3,492
		104,048
Malaysia - 0.2%
1,900	Telekom Malaysia Bhd	3,720

Malta - 0.3%
99	Unibet Group PLC, SDR	5,430

Mexico - 0.3%
5,500	America Movil SAB de CV, Class L	5,629

Norway - 0.1%
184	Salmar ASA	2,643

Philippines - 0.2%
750	Universal Robina Corp.	3,788

See Notes to Financial Statements.	20	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND SCHEDULE OF INVESTMENTS MARCH 31, 2015

Shares	Security Description	Value

Singapore - 0.7%
4,000	Singapore Press Holdings, Ltd.	$12,210

South Africa - 0.3%
650	Mediclinic International, Ltd.	6,526

South Korea - 1.1%
23	Hyundai Motor Co.	3,483
323	Industrial Bank of Korea	3,877
7	Samsung Electronics Co., Ltd.	9,078
111	SK Hynix, Inc.	4,534
		20,972
Spain - 0.9%
1,643	Banco Santander SA	12,317
124	Bolsas y Mercados Espanoles SHMSF SA	5,522
		17,839
Sweden - 1.2%
170	ICA Gruppen AB	5,698
434	Investor AB, Class B	17,276
		22,974
Switzerland - 2.0%
14	Helvetia Holding AG	7,533
232	Nestle SA	17,470
211	Wolseley PLC	12,471
		37,474
Taiwan - 1.4%
8,000	China Life Insurance Co., Ltd.	6,970
7,000	China Steel Corp.	5,811
1,000	Hon Hai Precision Industry Co., Ltd.	2,927
1,000	Taiwan Semiconductor Manufacturing Co., Ltd.	4,648
4,180	Uni-President Enterprises Corp.	6,985
		27,341
United Kingdom - 4.5%
155	Berkeley Group Holdings PLC	6,057
452	BHP Billiton PLC	9,919
205	British American Tobacco PLC	10,616
234	Close Brothers Group PLC	5,398
463	GlaxoSmithKline PLC	10,658
220	Hikma Pharmaceuticals PLC	6,924
1,425	HSBC Holdings PLC	12,143
331	Royal Dutch Shell PLC, Class B	10,311
160	Whitbread PLC	12,424
		84,450
United States - 53.7%
293	Abbott Laboratories	13,575
599	AES Corp.	7,697
124	Agilent Technologies, Inc.	5,152
293	AGL Resources, Inc.	14,547
68	Akamai Technologies, Inc. (a)	4,831

121	Align Technology, Inc. (a)	6,508
216	Allegheny Technologies, Inc.	6,482
211	Altera Corp.	9,054
35	Amazon.com, Inc. (a)	13,023
478	American Eagle Outfitters, Inc.	8,164
219	AmerisourceBergen Corp.	24,894
167	Amsurg Corp. (a)	10,274
120	Apache Corp.	7,240
332	Apple, Inc.	41,311
362	Applied Materials, Inc.	8,167
519	Bank of America Corp.	7,987
23	BlackRock, Inc.	8,414
236	Boise Cascade Co. (a)	8,841
504	Cadence Design Systems, Inc. (a)	9,294
116	Capital One Financial Corp.	9,143
57	Cerner Corp. (a)	4,176
93	Charles River Laboratories International, Inc. (a)	7,374
76	Chevron Corp.	7,978
224	Cintas Corp.	18,285
365	Cisco Systems, Inc.	10,047
179	Citigroup, Inc.	9,222
85	Clean Harbors, Inc. (a)	4,826
157	Cogent Communications Holdings, Inc.	5,547
239	Comerica, Inc.	10,786
219	Community Health Systems, Inc. (a)	11,449
92	Danaher Corp.	7,811
509	Darling Ingredients, Inc. (a)	7,131
154	Dealertrack Technologies, Inc. (a)	5,932
96	Diamondback Energy, Inc. (a)	7,377
176	Dick's Sporting Goods, Inc.	10,030
236	Diebold, Inc.	8,369
209	EMC Corp.	5,342
113	Emerson Electric Co.	6,398
127	Evercore Partners, Inc., Class A	6,561
220	ExlService Holdings, Inc. (a)	8,184
191	Expeditors International of Washington, Inc.	9,202
590	Fifth Third Bancorp	11,121
661	General Electric Co.	16,399
219	Gilead Sciences, Inc. (a)	21,490
35	Google, Inc., Class A (a)	19,414
156	Heartland Payment Systems, Inc.	7,309
248	Hexcel Corp.	12,752
172	iGATE Corp. (a)	7,338
22	Intercept Pharmaceuticals, Inc. (a)	6,204
293	International Paper Co.	16,259
193	ITT Corp.	7,703
436	JPMorgan Chase & Co.	26,413
257	Korn/Ferry International	8,448
111	Lithia Motors, Inc., Class A	11,034
276	Marsh & McLennan Cos., Inc.	15,481

See Notes to Financial Statements.	21	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND SCHEDULE OF INVESTMENTS MARCH 31, 2015

Shares	Security Description	Value
United States - (continued)
50	Martin Marietta Materials, Inc.	$6,990
174	MasterCard, Inc., Class A	15,032
178	MAXIMUS, Inc.	11,883
158	Merck & Co., Inc.	9,082
278	Micron Technology, Inc. (a)	7,542
255	Microsoft Corp.	10,367
176	Netscout Systems, Inc. (a)	7,718
331	New York Community Bancorp, Inc.	5,538
186	Oracle Corp.	8,026
193	PAREXEL International Corp. (a)	13,315
110	PepsiCo, Inc.	10,518
264	Pfizer, Inc.	9,185
48	Pioneer Natural Resources Co.	7,848
224	Portland General Electric Co.	8,308
170	QUALCOMM, Inc.	11,788
103	Regal-Beloit Corp.	8,232
227	Rice Energy, Inc. (a)	4,940
47	Rockwell Automation, Inc.	5,452
94	SanDisk Corp.	5,980
143	Schlumberger, Ltd.	11,932
124	Sensient Technologies Corp.	8,541
212	Shutterfly, Inc. (a)	9,591
202	Sotheby's	8,537
180	Spectra Energy Corp.	6,511
50	Starbucks Corp.	4,735
143	State Street Corp.	10,515
191	SunTrust Banks, Inc.	7,848
187	Synchronoss Technologies, Inc. (a)	8,875
191	Sysco Corp.	7,206
447	TCF Financial Corp.	7,027
148	The Advisory Board Co. (a)	7,885
281	The Dow Chemical Co.	13,482
45	The Goldman Sachs Group, Inc.	8,459
370	The Interpublic Group of Cos., Inc.	8,184
45	The Ultimate Software Group, Inc. (a)	7,648
46	Towers Watson & Co., Class A	6,081
102	Union Pacific Corp.	11,048
124	United Technologies Corp.	14,533
255	Unum Group	8,601
306	USG Corp. (a)	8,170
224	Valero Energy Corp.	14,251
255	Vantiv, Inc., Class A (a)	9,613
191	Wells Fargo & Co.	10,390
93	Williams-Sonoma, Inc.	7,413
322	WisdomTree Investments, Inc.	6,910
276	Xcel Energy, Inc.	9,608
625	Xerox Corp.	8,031
478	Zions Bancorp.	12,906
		1,016,265

Total Common Stock (Cost $1,561,116)	1,703,075

Shares	Security Description	Rate	Value

Preferred Stock - 0.4%
Brazil - 0.4%
720	Banco Bradesco SA (Cost $8,014)	0.20%	$6,685

Total Equity Securities (Cost $1,569,130)	1,709,760

Principal	Security Description	Value

Fixed Income Securities - 0.6%
Exchange Traded Note - 0.6%
$156	iPath MSCI India Index ETN (a) (Cost $8,169)	11,563
Total Fixed Income Securities (Cost $8,169)	11,563

Shares	Security Description	Value

Investment Companies - 6.7%
202	iShares MSCI ACWI ETF	12,124
177	iShares MSCI EAFE ETF	11,358
298	iShares MSCI EAFE Small-Cap ETF	14,742
311	iShares MSCI EMU ETF	11,998
135	iShares MSCI Turkey ETF	6,264
489	iShares Russell 1000 Growth ETF	48,372
69	iShares Russell 2000 Growth ETF	10,457
97	iShares Russell 2000 Index Fund	12,062
Total Investment Companies (Cost $123,151)	127,377

Money Market Fund - 1.6%
30,187	Dreyfus Treasury Prime Cash Management, 0.0% (c) (Cost $30,187)	30,187

Total Investments - 99.3% (Cost $1,730,637)*	$1,878,887
Other Assets & Liabilities, Net – 0.7%	13,091
Net Assets – 100.0%	$1,891,978

See Notes to Financial Statements.	22	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND SCHEDULE OF INVESTMENTS MARCH 31, 2015

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
ETN	Exchange Traded Note
GDR	Global Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt
(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the year end, the value of these securities amounted to $7,141 or 0.4% of net assets.
(c)	Variable rate security. Rate presented is as of March 31, 2015.

*	Cost for federal income tax purposes is $1,736,686 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$201,182
Gross Unrealized Depreciation	(58,981)
Net Unrealized Appreciation	$142,201

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2015.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Investments At Value
Common Stock
Australia	$-	$19,012	$-	$19,012
Austria	-	4,877	-	4,877
Belgium	-	19,284	-	19,284
Bermuda	7,536	-	-	7,536
Canada	33,379	-	-	33,379
China	-	31,151	-	31,151
Denmark	-	20,684	-	20,684
France	-	48,215	-	48,215
Germany	-	85,591	-	85,591
Hong Kong	-	13,606	-	13,606
India	7,141	-	-	7,141
Indonesia	-	6,128	-	6,128
Ireland	-	10,076	-	10,076
Italy	-	25,086	-	25,086
Japan	-	104,048	-	104,048
Malaysia	-	3,720	-	3,720
Malta	-	5,430	-	5,430
Mexico	5,629	-	-	5,629
Norway	-	2,643	-	2,643
Philippines	-	3,788	-	3,788
Singapore	-	12,210	-	12,210
South Africa	-	6,526	-	6,526
South Korea	-	20,972	-	20,972
Spain	-	17,839	-	17,839
Sweden	-	22,974	-	22,974
Switzerland	-	37,474	-	37,474
Taiwan	-	27,341	-	27,341
United Kingdom	-	84,450	-	84,450
United States	1,016,265	-	-	1,016,265
Preferred Stock
Brazil	6,685	-	-	6,685
Exchange Traded Note	11,563	-	-	11,563
Investment Companies	127,377	-	-	127,377
Money Market Fund	-	30,187	-	30,187
Total Investments At Value	$1,215,575	$663,312	$-	$1,878,887

At March 31, 2015, foreign securities representing the following percentage of net assets of the Fund were fair valued by independent pricing services and are classified as using Level 2 inputs within the valuation inputs disclosure on the Fund’s Schedule of Investments:

LMCG Global MultiCap Fund

Long Securities                                           35.06%

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2015.

See Notes to Financial Statements.	23	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND SCHEDULE OF INVESTMENTS MARCH 31, 2015

PORTFOLIO HOLDINGS
% of Total Investments
Australia	1.0%
Austria	0.3%
Belgium	1.0%
Bermuda	0.4%
Brazil	0.4%
Canada	1.8%
China	1.7%
Denmark	1.1%
France	2.6%
Germany	4.6%
Hong Kong	0.7%
India	0.4%
Indonesia	0.3%
Ireland	0.5%
Italy	1.3%
Japan	5.5%
Malaysia	0.2%
Malta	0.3%
Mexico	0.3%
Norway	0.1%
Philippines	0.2%
Singapore	0.7%
South Africa	0.3%
South Korea	1.1%
Spain	0.9%
Sweden	1.2%
Switzerland	2.0%
Taiwan	1.5%
United Kingdom	4.5%
United States*	63.1%
100.0%

* Includes Money Market Fund totaling 1.6%.

See Notes to Financial Statements.	24	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2015

ASSETS
Total investments, at value (Cost $1,730,637)	$1,878,887
Foreign currency (Cost $2,554)	2,563
Receivables:
Dividends	3,450
From investment adviser	17,358
Prepaid expenses	19,834
Total Assets	1,922,092

LIABILITIES
Accrued Liabilities:
Fund services fees	6,030
Other expenses	24,084
Total Liabilities	30,114

NET ASSETS	$1,891,978

COMPONENTS OF NET ASSETS
Paid-in capital	$1,743,988
Undistributed net investment income	504
Accumulated net realized loss	(715)
Net unrealized appreciation	148,201
NET ASSETS	$1,891,978

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	886
Institutional Shares	167,832

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $9,930)	$11.21
Institutional Shares (based on net assets of $1,882,048)	$11.21

See Notes to Financial Statements.	25	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2015

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $1,339)	$35,021
Total Investment Income	35,021

EXPENSES
Investment adviser fees	13,835
Fund services fees	164,388
Transfer agent fees:
Investor Shares	50
Institutional Shares	2,496
Distribution fees:
Investor Shares	2
Custodian fees	13,465
Registration fees:
Institutional Shares	18,055
Professional fees	23,665
Trustees' fees and expenses	80
Offering costs:
Institutional Shares	16,408
Pricing Fees	20,008
Miscellaneous expenses	14,846
Total Expenses	287,298
Fees waived and expenses reimbursed	(267,768)
Net Expenses	19,530

NET INVESTMENT INCOME	15,491

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	11,225
Foreign currency transactions	(1,806)
Net realized gain	9,419
Net change in unrealized appreciation (depreciation) on:
Investments	65,508
Foreign currency translations	(46)
Net change in unrealized appreciation	65,462
NET REALIZED AND UNREALIZED GAIN	74,881
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$90,372

See Notes to Financial Statements.	26	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended March 31, 2015	September 11, 2013* Through March 31, 2014
OPERATIONS
Net investment income	$15,491	$2,055
Net realized gain	9,419	5,025
Net change in unrealized appreciation	65,462	82,739
Increase in Net Assets Resulting from Operations	90,372	89,819

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(11,757)	(7,357)
Net realized gain:
Institutional Shares	(15,301)	(1,999)
Total Distributions to Shareholders	(27,058)	(9,356)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	10,000	-
Institutional Shares	525,750	1,388,943
Reinvestment of distributions:
Institutional Shares	27,058	9,356
Redemption of shares:
2	Institutional Shares	(77,906)	(135,000)
Increase in Net Assets from Capital Share Transactions	484,902	1,263,299
Increase in Net Assets	548,216	1,343,762

NET ASSETS
Beginning of Period	1,343,762	-
End of Period (Including line (a))	$1,891,978	$1,343,762

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	886	-
Institutional Shares	47,968	136,290
Reinvestment of distributions:
Institutional Shares	2,527	875
Redemption of shares:
Institutional Shares	(7,032)	(12,796)
Increase in Shares	44,349	124,369

(a)	Undistributed (distributions in excess of) net investment income	$504	$(1,375)
*	Commencement of operations.

See Notes to Financial Statements.	27	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout the period.
	March 3, 2015 (a) through March 31, 2015
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$11.29
INVESTMENT OPERATIONS
Net investment income (b)	0.02
Net realized and unrealized loss	(0.10	)(c)
Total from Investment Operations	(0.08)
NET ASSET VALUE, End of Period	$11.21
TOTAL RETURN	(0.71	)%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$10
Ratios to Average Net Assets:
Net investment income	2.45	%(e)
Net expenses	1.45	%(e)
Gross expenses (f)	31.89	%(e)
PORTFOLIO TURNOVER RATE	74	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)
The net realized and unrealized loss per share does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	28	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Year Ended March 31, 2015	September 11, 2013 (a) through March 31, 2014
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.80	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.10	0.02
Net realized and unrealized gain	0.49	0.86
Total from Investment Operations	0.59	0.88
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.08)	(0.06)
Net realized gain	(0.10)	(0.02)
Total Distributions to Shareholders	(0.18)	(0.08)
NET ASSET VALUE, End of Period	$11.21	$10.80
TOTAL RETURN	5.57%	8.79	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$1,882	$1,344
Ratios to Average Net Assets:
Net investment income	0.95%	0.31	%(d)
Net expenses	1.20%	1.20	%(d)
Gross expenses (e)	17.65%	24.97	%(d)
PORTFOLIO TURNOVER RATE	74%	32	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	29	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2015

Note 1. Organization

LMCG Global Market Neutral Fund and LMCG Global MultiCap Fund (individually, a “Fund” and, collectively the “Funds”) are diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Each  Fund currently offers two classes of shares: Institutional Shares and Investor Shares. The LMCG Global Market Neutral Fund Institutional Shares and Investor Shares commenced operations on May 21, 2013, and December 18, 2014, respectively. The LMCG Global MultiCap Fund Institutional Shares and Investor Shares commenced operations on September 11, 2013, and March 3, 2015, respectively. The LMCG Global Market Neutral Fund seeks capital appreciation independent of equity market conditions. The LMCG Global MultiCap Fund seeks long-term capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. Foreign securities’ prices may be fair valued by independent pricing services in consideration of events occurring after the close of overseas markets and prior to the close of the NYSE. To the extent that securities are valued using this service, they will be classified as Level 2 securities in the fair value measurement framework described below. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

30	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2015

The aggregate value by input level, as of March 31, 2015, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income and expense are recorded on the ex-dividend date. Foreign dividend income and expense are recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

Securities Sold Short – The LMCG Global Market Neutral Fund may sell a security short to increase investment returns. The LMCG Global Market Neutral Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which a fund sells a security that it does not own. To complete the transaction, the fund must borrow the security in order to deliver it to the buyer. The fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the fund sold the security. The fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a profit if the price of the security declines between those dates.

Until the fund replaces the borrowed security, the fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the Deposits with Brokers as shown on the Statements of Assets and Liabilities and the securities held long as shown on the Schedules of Investments. Dividends and interest paid on securities sold short are recorded as an expense on the LMCG Global Market Neutral Fund’s Statement of Operations.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2015, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

31	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2015

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems shares of the LMCG Global Market Neutral Fund within 90 days of purchase may have incurred a redemption fee of 2.00% of the current net asset value of shares redeemed, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. As of August 1, 2014, the LMCG Global Market Neutral Fund no longer imposes a redemption fee.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Offering Costs – Offering costs of $50,377 and $39,382 for the LMCG Global Market Neutral Fund and LMCG Global MultiCap Fund, respectively, consist of fees related to the certain startup legal costs, initial registration filings, and printing and mailing of the initial prospectus. Such costs were amortized over a twelve-month period beginning with the commencement of operations of the Funds.

Note 3. Fees and Expenses

Investment Adviser – LMCG Investments, LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 1.00% and 0.85% of the average daily net assets of LMCG Global Market Neutral Fund and LMCG Global MultiCap Fund, respectively.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Funds have adopted a Distribution Plan (the “Plan”) for Investor Shares in accordance with Rule 12b-1 of the Act. Under the Plan, the Funds pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of Investor Shares.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Effective January 1, 2015, each Independent Trustee’s annual retainer is $50,000 ($66,000 for the Chairman), and the Audit Committee Chairman receives an additional $6,000 annually. Effective April 1, 2015, the Vice Chairman receives an additional $6,000 annually.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through at least July 31, 2016, per Board approval (prospectus to be updated August, 2015), to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Investor Shares and Institutional Shares to 1.85% and 1.60%, respectively of the LMCG Global Market Neutral Fund. The Adviser has also contractually agreed to waive a portion of its fees and reimburse certain expenses through at least July 31, 2016, per Board approval (prospectus to be updated August, 2015), to limit total annual operating expenses (excluding

32	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2015

all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Investor Shares and Institutional Shares to 1.45% and 1.20%, respectively of the LMCG Global MultiCap Fund. Other Fund service providers have voluntarily agreed to waive a portion of their fees. The contractual waivers may be changed or eliminated at any time with consent of the Board and voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time. For the year ended March 31, 2015, fees waived and expenses reimbursed were as follows:

	Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
LMCG Global Market Neutral Fund	$248,255	$78,361	$107,045	$433,661
LMCG Global MultiCap Fund	13,835	147,702	106,231	267,768

Each Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fees waived or expense reimbursement and the resulting expenses do not exceed 1.85% and 1.60% for Investor Shares and Institutional Shares, respectively of the LMCG Global Market Neutral Fund and 1.45% and 1.20% for Investor Shares and Institutional Shares, respectively of the LMCG Global MultiCap Fund. As of March 31, 2015, the amount of waived fees and reimbursed expenses subject to recapture by the Adviser are as follows:

	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
LMCG Global Market Neutral Fund
March 31, 2014	$214,404	March 31, 2017	$-
March 31, 2015	326,616	March 31, 2018	-
LMCG Global MultiCap Fund
March 31, 2014	97,994	March 31, 2017	-
March 31, 2015	161,537	March 31, 2018	-

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended March 31, 2015, were as follows:

	Purchases	Sales
LMCG Global Market Neutral Fund	$71,580,935	$25,331,288
LMCG Global MultiCap Fund	1,614,466	1,155,856

Note 6. Federal Income Tax

Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:

Ordinary Income
LMCG Global MultiCap Fund
2015	$27,058
2014	9,356

As of March 31, 2015, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation	Total

LMCG Global Market Neutral Fund	$-	$-	$(382,309)	$2,480,910	$2,098,601
LMCG Global MultiCap Fund	6,160	8,705	(9,027)	142,152	147,990

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to differing book to tax treatment of investments in passive foreign investment holdings (PFICs), wash sales and short dividends for the LMCG Global Market Neutral Fund and PFICs, wash sales and reclassification of dividend income to return of capital on corporate securities for the LMCG Global MultiCap Fund.

For tax purposes, the current year post-October loss was $253,670 and $9,027 (realized during the period November 1, 2014 through March 31, 2015) for the LMCG Global Market Neutral Fund and LMCG Global MultiCap Fund, respectively. These losses will be recognized for tax purposes on the first business day of each Fund’s next fiscal year, April 1, 2015.

33	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2015

The LMCG Global Market Neutral Fund has $128,639 available short term capital loss carryforwards that have no expiration date.

On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2015. The following reclassifications were the result of net operating losses, expense reclassifications on securities sold short, currency gain/loss, PFICs and REIT return of capital and had no impact on the net assets of each Fund.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in-Capital

LMCG Global Market Neutral Fund	$202,759	$(39,550)	$(163,209)
LMCG Global MultiCap Fund	(1,855)	1,855	-

Note 7. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.
34	LMCG FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and the Shareholders of
LMCG Global Market Neutral Fund and LMCG Global MultiCap Fund

We have audited the accompanying statements of assets and liabilities of LMCG Global Market Neutral Fund and LMCG Global MultiCap Fund (the "Funds"), each a series of shares of beneficial interest in the Forum Funds, including the schedules of investments, as of March 31, 2015, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year and/or period then ended and for the period May 21, 2013 (commencement of operations) through March 31, 2014 for LMCG Global Market Neutral Fund and for the year and/or period then ended and for the period September 11, 2013 (commencement of operations) through March 31, 2014 for LMCG Global MultiCap Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LMCG Global Market Neutral Fund and LMCG Global MultiCap Fund as of March 31, 2015, and the results of their operations for the year then ended and the changes in their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 26, 2015

35	LMCG FUNDS

LMCG FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2015

Investment Advisory Agreement Approval

At the March 27, 2015 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the LMCG Global Market Neutral Fund and the LMCG Global MultiCap Fund (the “Advisory Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board’s behalf. They had also discussed the materials with Independent Trustee counsel and, as necessary, with the Trust’s administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser and was assisted by the advice of Independent Trustee counsel.

In evaluating the Advisory Agreement for the Funds, the Board reviewed written materials furnished by the Adviser and the administrator, including information regarding the Adviser’s personnel, operations and financial condition. In addition, the Board recognized that the evaluation process with respect to the Adviser is an ongoing one and, in this regard, the Board considered information provided at regularly scheduled meetings during the past year, including, among other things, information concerning the Fund’s performance and services provided by the Adviser.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Funds by the Adviser, including information on the investment performance of the Funds and Adviser; (2) the costs of the services provided and profitability to the Adviser based on its relationship with the Funds; (3) the advisory fee and total expense ratio of the Funds compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Funds grow and whether the advisory fee enables each Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Funds.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from senior representatives of the Adviser and a discussion with the Adviser about the Adviser’s personnel, operations and financial condition and with the Trust’s CCO about the Adviser, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio manager and other personnel at the Adviser with principal responsibility for the Funds, as well as the investment philosophy and decision-making process of those professionals and the capability and integrity of the Adviser’s senior management and staff.

The Board considered also the adequacy of the Adviser’s resources. The Board noted the Adviser’s representations that the firm is in stable financial condition and concluded that the firm’s financial condition would not impair its ability to provide high-quality advisory services to the Funds. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Funds under the Advisory Agreement.

Performance

In connection with a presentation by the Adviser regarding management of the Funds, the Board reviewed the performance of the Funds compared to their respective benchmarks and a peer group. With respect to the LMCG Global MultiCap Fund (the “MultiCap Fund”), the Board observed that the Fund underperformed its benchmark, the MSCI All Country World Investable Market Index, for the one-year period ended December 31, 2014. The Board also observed that the MultiCap Fund had narrowly underperformed its benchmark for the period since the Fund’s inception on September 11, 2013. The Board also considered the MultiCap Fund’s performance relative to its Lipper, Inc. (“Lipper”) peer group, noting that the Fund underperformed the median of its Lipper peers for the one-year period ended February 28, 2015. The Board noted the Adviser’s representation that the MultiCap Fund’s relative underperformance compared to its benchmark and Lipper peers could be attributed, in part, to variations in the U.S. dollar compared to other currencies, as well as the MultiCap Fund’s overexposure to domestic small cap stocks and underexposure to domestic large cap stocks during the year. The Board also noted the Adviser’s representation that the Fund’s strategy underperformed its benchmark for the first time since the strategy was first designed and that Fund remained well-positioned for current market conditions such that no remedial measures were necessary with respect to the Fund’s portfolio holdings.

With respect to the LMCG Global Market Neutral Fund (“Market Neutral Fund”), the Board observed that the Market Neutral Fund had outperformed its benchmark, the Citigroup 3-Month U.S. T-Bill Index, for the one-year period ended December 31, 2014. The Board also observed that the Market Neutral Fund had outperformed its benchmark for the period since the Fund’s inception on May 21, 2013. The Board also considered the Market Neutral Fund’s performance relative to its Lipper peer group, noting that the Market Neutral Fund had outperformed the median of its Lipper peers for the one-year period ended February 28, 2015. The Board noted the Adviser’s representation that the recent outperformance of the Market Neutral Fund’s benchmark and peer group could be

36	LMCG FUNDS

LMCG FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2015

attributed to stock selection and, to a lesser extent, sector and asset allocation. Based on the foregoing, the Board determined that each Fund’s performance was reasonable and that the Funds and their shareholders could benefit from the Adviser’s management.

Compensation

The Board evaluated the Adviser’s compensation for providing advisory services to the Funds and analyzed comparative information on actual advisory fee rates and actual total expenses of each Fund’s relevant Lipper peer group. Thus, the Board reviewed peer data both on a gross basis and net of applicable waivers. The Board noted that the Adviser’s actual advisory fee rate for the MultiCap Fund was lower than the median of its Lipper peer group, but that the actual total expense ratio was higher than the median of its Lipper peer group. The Board noted that the Adviser’s actual advisory fee rate for the Market Neutral Fund was the lowest in the peer group and that actual total expenses for the Market Neutral Fund were lower than the median of the peer group. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to each Fund was reasonable.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to each Fund. In this regard, the Board considered the Adviser’s resources devoted to each Fund, as well as the Adviser’s discussion of the aggregate costs and profitability of its mutual fund activities. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Funds were reasonable in the context of all factors considered.

Economies of Scale

The Board considered whether either Fund would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that each Fund could benefit from economies of scale as assets grow, but that the Adviser had determined that breakpoints were not appropriate at this time. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the continuation of the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that it would be receiving a benefit arising from the use of soft dollars in connection with Fund trades, which will be used for the acquisition of research that may benefit not only the Funds, but potentially other clients of the Adviser. The Board concluded that the other benefits received were not a material factor in approving the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (877) 591-4667 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 591-4667 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

37	LMCG FUNDS

LMCG FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2015

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014, through March 31, 2015.

Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	December 18, 2014	March 31, 2015	Period*	Ratio*
LMCG Global Market Neutral Fund
Investor Shares
Actual	$1,000.00	$1,018.40	$9.31	3.30%
Hypothetical (5% return before taxes)	$1,000.00	$1,004.80	$9.24	3.30%

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	October 1, 2014	March 31, 2015	Period*	Ratio*
Institutional Shares
Actual	$1,000.00	$1,025.95	$14.14	2.80%
Hypothetical (5% return before taxes)	$1,000.00	$1,010.97	$14.04	2.80%

*
Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year divided by 365 to reflect the half-year period (except for Investor Shares actual return information which reflects the 102-day period between December 18, 2014, the date of inception, through March 31, 2015).

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	March 3, 2015	March 31, 2015	Period**	Ratio**
LMCG Global MultiCap Fund
Investor Shares
Actual	$1,000.00	$992.90	$1.07	1.45%
Hypothetical (5% return before taxes)	$1,000.00	$1,002.60	$1.07	1.45%

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	October 1, 2014	March 31, 2015	Period**	Ratio**
Institutional Shares
Actual	$1,000.00	$1,042.16	$6.11	1.20%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.95	$6.04	1.20%

**
Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year divided by 365 to reflect the half-year period (except for Investor Shares actual return information which reflects the 27-day period between March 3, 2015, the date of inception, through March 31, 2015).

38	LMCG FUNDS

LMCG FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2015

Federal Tax Status of Dividends Declared during the Fiscal Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The LMCG Global MultiCap Fund designates 44.38% of its income dividend distributed as qualifying for the corporate dividends received deduction (DRD) and 76.77% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The LMCG Global MultiCap Fund also designates 56.55% as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Each Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (877) 591-4667.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003; formerly, Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) 1995-2002.	27	None
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	27	None
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	27	None
David Tucker Born: 1958	Trustee; Vice Chairman	Since 2011 (Vice Chairman since 2015)	Director, Blue Sky Experience since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	37	Trustee, Forum Funds II and Forum ETF Trust
Interested Trustee
John Y. Keffer2 Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	37	Director, Wintergreen Fund, Inc.; Trustee, Forum Funds II, Forum ETF Trust and ALTMFX Trust
1The Fund Complex includes the Trust, Forum Funds II and Forum ETF Trust and is overseen by different Boards of Trustees.
2Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

39	LMCG FUNDS

LMCG FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2015

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Associate Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
1The Fund Complex includes the Trust, Forum Funds II and Forum ETF Trust and is overseen by different Boards of Trustees.

40	LMCG FUNDS

FOR MORE INFORMATION:
P.O. Box 588
Portland, ME 04112
(877) 591-4667 (toll free)

INVESTMENT ADVISER
LMCG Investments, LLC
John Hancock Tower
200 Clarendon Street, 28th Floor
Boston, MA 02116

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

210-ANR-0315

MERK® | MUTUAL FUNDS

MERK HARD CURRENCY FUND®
Investor Shares (MERKX)
Institutional Shares (MHCIX)

MERK ASIAN CURRENCY FUND®
Investor Shares (MEAFX)
Institutional Shares (MASIX)

MERK ABSOLUTE RETURN CURRENCY FUND®
Investor Shares (MABFX)
Institutional Shares (MAAIX)

MERK CURRENCY ENHANCED U.S. EQUITY FUND®
Investor Shares (MUSFX)
Institutional Shares (MUSIX)

ANNUAL REPORT | MARCH 31, 2015

A MESSAGE TO OUR SHAREHOLDERS (UNAUDITED)	MARCH 31, 2015

Dear Shareholder,

We present the annual report for the Merk Hard Currency Fund®, Merk Asian Currency Fund®, Merk Absolute Return Currency Fund®, and Merk Currency Enhanced U.S. Equity Fund® (individually a “Fund” and collectively the “Funds”) with respect to the period April 1, 2014 through March 31, 2015 (the “Period”).

•	The Merk Hard Currency Fund seeks to profit from a rise in hard currencies relative to the U.S. dollar.
•	The Merk Asian Currency Fund seeks to profit from a rise in Asian currencies relative to the U.S. dollar.
•	The Merk Absolute Return Currency Fund seeks to generate positive absolute returns by investing in securities and instruments that create exposure to currencies.
•	The Merk Currency Enhanced U.S. Equity Fund seeks to generate total return by investing in securities and instruments that create exposure to U.S. equities and currencies.

Merk Hard Currency Fund Investor Shares posted a return of -17.47% for the Period. In comparison, the JPMorgan 3-Month Global Cash Index (“reference basket”) posted a return of -18.00% during the Period. As of March 31, 2015, the Investor Shares of the Fund had a five-year annualized return of -2.37% and an annualized return of 1.76% since inception on May 10, 2005; this compares to a five-year annualized return of -2.81% and an annualized return of 0.72% since May 10, 2005 for the reference basket. The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance.  The Fund’s expense ratio for the Investor Shares is 1.30%.

The Fund’s performance is foremost influenced by changes in exchange rates of currencies to which the Fund has exposure. All currencies that the Fund had exposure to over the Period had negative returns. Generally, European currencies underperformed, while Gold and the Singapore Dollar performed relatively well. Over the Period the Singapore dollar returned -8.37%, the Swiss franc returned -9.06%, the British pound returned
-11.07%, the Canadian dollar returned -12.90%, the New Zealand dollar returned -13.77%, the Japanese yen returned -14.07%, the Australian dollar returned -17.89%, the euro returned -22.06%, the Swedish krona returned -25.01%, the Norwegian krone returned -25.71%. Gold returned -7.81% during the Period, as measured by the spot price of gold per troy ounce.

We adapt currency allocations as our analysis of monetary policies and economic environments evolves. The U.S. dollar strengthened dramatically against all currencies within the G10 universe during the Period. We attribute strength primarily to actual and perceived divergence in monetary policy. The Federal Reserve (“Fed”) concluded its quantitative easing (“QE”) program and signaled that it might begin raising rates ahead of any other major central bank. Conversely, QE was introduced in the Eurozone and Sweden while continuing in Japan. In addition to the mentioned QE programs many of the G10 central banks have cut interest rates, some into negative territory. This environment has lead to a surge in the dollar’s value versus its major counterparts.

The Fund reduced its euro position over the Period as monetary and political risks in the Eurozone increased. Namely, it became ever more likely that the European Central Bank (ECB) would introduce negative deposit rates as well as sovereign quantitative easing (QE) and the situation in Greece become more tenuous with the rise of anti-austerity Syriza party and threat of default and Greek exit from the Eurozone. The reduction in the euro allocation went primarily to the British pound, which has had better than expected economic growth and may be in a position to raise interest rates before others within the G10 currency universe. At the end of the Period the Fund reduced the allocation in British pound in favor of Swedish krona. The Swedish Riksbank has been over active in our view in cutting rates and will need to reverse course as inflation readings reverse course and begin to rise over the coming twelve months. The Fund reduced the Canadian dollar position to near zero over the Period as the oil price decline, amongst others, hurt the outlook for the economy and currency.

The dramatic decline in the oil price drove down the value of the Canadian dollar and the Norwegian krone. The Fund has relatively little exposure to these two currencies.

Gold was down over the Period, but in our assessment has held up well given the broad based dollar strength. The Fund’s allocation to gold was increased throughout the period from about 15% to about 20% at the end of the Period. We see long-term value in gold due to our belief in its low correlation and tendency to hold long-term purchasing power.

Merk Asian Currency Fund Investor Shares posted a return of 0.74% for the Period. In comparison, the Citigroup 3-Month U.S. T-Bill Index (“reference basket”) increased 0.03% during the Period. As of March 31, 2015, the Investor Shares had a five-year return of 0.24% and an annualized return of -0.30% since inception on April 1, 2008; this compares to an annualized five-year return of 0.07% and an annualized return of 0.23% since March 31, 2008 for the reference basket.1 The Fund’s Performance data represents past performance and is no guarantee of future results. Current performance may be

1 Note that the inception date of the Merk Asian Currency Fund is April 1, 2008 and, therefore, the annualized return for the Fund is from April 1, 2008 through March 31, 2015, whereas the annualized return for the reference basket is calculated for the time period March 31, 2008 through March 31, 2015.

1

A MESSAGE TO OUR SHAREHOLDERS (UNAUDITED)	MARCH 31, 2015

lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance.  The Fund’s expense ratio for the Investor Shares is 1.30%.

The Fund’s performance is foremost influenced by changes in exchange rates of currencies to which the Fund has exposure. During the Period, increased expectations about Fed rate hikes caused the dollar to strengthen against most foreign currencies, including Asian currencies. The majority of currencies that the Fund had exposure to depreciated against the dollar during the Period. The Singapore dollar returned -8.37%, the Taiwanese dollar returned -2.63%, the Malaysian ringgit returned -11.85%, the South Korean won returned -4.05%, the Indian rupee returned -4.17%, the Japanese yen returned -14.07%. Conversely, the Chinese renminbi had a small gain and returned 0.28%.

The Fund’s performance benefited from the relatively large position in Chinese renminbi, as it outperformed the other Asian currencies and provided a slightly positive return. Separately, the short position in the Japanese yen also positively contributed to performance as the yen was down 14.07% for the Period.

Merk Absolute Return Currency Fund Investor Shares posted a return of -6.59% for the Period. In comparison, the Citigroup 3-Month U.S. T-Bill Index (“reference basket”) increased 0.03% during the Period. As of March 31, 2015, the Investor Shares had a five-year annualized return of -0.98% and an annualized return of -1.29% since inception on September 9, 2009; this compares to a five-year annualized return of 0.07% and an annualized return of 0.07% since August 31, 2009 for the reference basket.2 The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance.  The Fund’s expense ratio for the Investor Shares is 1.30%.

The Fund’s performance is foremost influenced by changes in exchange rates of currencies to which the Fund has exposure. The Fund employs a periodic currency allocation process based on strategic and tactical considerations. The Adviser considers factors that lead to gradual allocation changes to be “strategic,”and in contrast, factors that lead to allocation changes over shorter periods as “tactical.” As such, currency exposures can change significantly from one holding period to the next and the Fund may have a net long or net short U.S. dollar currency exposure at any time.

The Fund can take offsetting positions in otherwise highly correlated3 currencies, on a short-term view that such currency positioning may yield profitable returns. Indeed, during the Period, the Fund held both long and short positions at various points in time in the majority of currencies the Fund invests in. Such allocations may generate returns that are unlikely to be correlated to traditional asset classes. Holding offsetting positions in otherwise correlated currencies may also help contain the volatility of the Fund.

The Fund's investment process integrates the Merk hard currency strategy investment process to the underlying quantitative model and employs frequent currency rebalancing to be able to swiftly react to changing market sentiment. The result is a hybrid quantitative and systematic macro discretionary approach. The quantitative model provides a rules-based discipline while the tactical allocation includes a systematic discretionary macro overlay seeking to manage risk and capture upside potential based on more qualitative judgments. The enhanced investment process provides for a more active management that incorporates a holistic approach to risk management in response to increased policy intervention risk globally.

Merk Currency Enhanced U.S. Equity Fund Investor Shares posted a return of 2.29% for the Period. In comparison, the S&P 500 Total Return Index (“reference basket”) increased 12.73% during the Period. As of March 31, 2015, the Investor Shares had a three-year return of 13.42% and an annualized return of 17.36% since inception on September 12, 2011; this compares to a three-year annualized return of 16.11% and an annualized return of 20.18% since September 12, 2011 for the reference basket. The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance.  The Fund’s expense ratio for the Investor Shares is 1.37%.

The Merk Currency Enhanced U.S. Equity Fund combines a passive investment in U.S. equities with an actively managed exposure to currencies, seeking to generate total returns. By enhancing U.S. equities exposure with a currency overlay, the Fund seeks to generate excess returns from an actively managed currency basket in addition to investment exposure to the S&P 500. At the same time, a combination of U.S. equities and international currencies may offer portfolio diversification benefits to traditional domestic equities, given the historically low correlation between currencies and equities. The combination of U.S. equities and international currencies may also bring portfolio benefits similar to international equity exposure. Therefore, in addition to considering the Fund’s performance relative to the S&P 500 Index, it may be appropriate to consider the Fund’s performance also relative to an international equity index, which would be an alternative way to introduce international diversification to an equity portfolio.

In comparing the Fund’s performance with an international equity index, for the Period, the Investor Shares increased 2.29%, had a three-year return of 13.42% and an annualized return of 17.36% since inception compared to the MSCI EAFE Index which returned -0.92% during the Period, had a three-year return of 9.02% and an annualized return of 12.05% since inception. The MSCI EAFE Index is an index that is used as a proxy for the international equity market performance in developed markets outside the U.S. & Canada.

2 Note that data is not available for the reference basket on the inception date of the Merk Absolute Return Currency Fund (September 9, 2009). As such, performance for the reference basket is calculated for the time period August 31, 2009 through March 31, 2015, whereas performance for the Fund is calculated for the period since inception through March 31, 2015.

3 A statistical measure of how two variables move in relation to each other.

2

A MESSAGE TO OUR SHAREHOLDERS (UNAUDITED)	MARCH 31, 2015

In an effort to achieve desired excess returns, we aim to enhance a passive investment in U.S. equities with currency allocation that follow the general methodology of the Merk Absolute Return Currency Fund, which seeks to achieve positive absolute returns from the Fund’s exposure to currencies. We made substantial enhancements to the investment process of the Fund. Specifically, we added a systematic integration of the Merk hard currency strategy investment process to the underlying quantitative model and employed more frequent currency rebalancing to be able to more swiftly react to changing market sentiment. The result is a hybrid quantitative and systematic macro discretionary approach. The quantitative model provides a rules-based discipline while the tactical allocation includes a systematic discretionary macro overlay seeking to manage risk and capture upside potential based on more qualitative judgments. The enhanced investment process provides for a more active management that incorporates a holistic approach to risk management in response to increased policy intervention risk globally.

We thank our investors for investing in the Merk Funds.

If you know of friends who might benefit from the Merk Funds, please ask them to call us or visit merkfunds.com to learn more about the Funds.

Sincerely,
Axel G. Merk
President & Chief Investment Officer

The views in this Report were those of the Fund Manager as of March 31, 2015 and may not reflect the views of the Manager on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in a Fund and do not constitute investment advice.

Since the Funds primarily invest in foreign currencies, changes in currency exchange rates will affect the value of what the respective Fund owns and the price of the Fund’s shares. Investing in foreign instruments bears a greater risk than investing in domestic instruments for reasons such as volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. The Funds are subject to interest rate risk, which is the risk that debt securities in a Fund’s portfolio will decline in value because of increases in market interest rates. As a non-diversified fund, the Merk Hard Currency Fund will be subject to more investment risk and potential for volatility than a diversified fund because its portfolio may, at times, focus on a limited number of issuers. The Funds may also invest in derivative securities, which can be volatile and involve various types and degrees of risk.

The Citigroup 3-Month U.S. T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

The JPMorgan 3-Month Global Cash Index tracks total returns of three-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality.  The index is unmanaged and includes reinvested distributions.  One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

JPMorgan does not sponsor, endorse or promote the Merk Hard Currency Fund in connection with any reference to the JPMorgan 3-Month Global Cash Index. JPMorgan makes no representation or warranty, express or implied regarding the advisability of investing in securities generally or in any product particularly or the ability of the JPMorgan 3-Month Global Cash Index to track general bond market performance.

The S&P 500 Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. An investment cannot be made directly in an index.

All returns are relative to the U.S. dollar unless otherwise stated. Returns for the U.S. dollar are calculated using the Dollar Index (DXY). Source for exchange rates and currency returns listed in this letter: Bloomberg.

3

MERK HARD CURRENCY FUND	MARCH 31, 2015
PERFORMANCE CHART AND ANALYSIS (UNAUDITED)

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in Merk Hard Currency Fund (the “Fund”) compared with the performance of the benchmark, JPMorgan 3-Month Global Cash Index, since inception. The JPMorgan 3-Month Global Cash Index tracks total returns of three-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The total return of the JPMorgan 3-Month Global Cash Index includes reinvestment of distributions. The total return of the Fund includes operating expenses that reduce returns, while the total return of the JPMorgan 3-Month Global Cash Index does not include expenses. The Fund is professionally managed while the JPMorgan 3-Month Global Cash Index is unmanaged and is not available for investment, nor is the JPMorgan 3-Month Global Cash Index  representative of the Fund’s portfolio.

Comparison of Change in Value of a $10,000 Investment

Merk Hard Currency Fund Investor Shares vs. JPMorgan 3-Month Global Cash Index

Average Annual Total Returns			Since Inception
Periods Ended March 31, 2015	One Year	Five Year	(05/10/05)
Merk Hard Currency Fund Investor Shares	-17.47%	-2.37%	1.76%
Merk Hard Currency Fund Institutional Shares*	-17.18%	-2.09%	1.91%
JPMorgan 3-Month Global Cash Index	-18.00%	-2.81%	0.72%
*

For the Institutional Shares, performance for the above periods are blended average annual returns which include the returns of the Investor Shares prior to April 1, 2010, the commencement of operations of the Institutional Shares.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for  Investor and Institutional Class are 1.30% and 1.05%, respectively. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (866) 637-5386 or visit www.merkfunds.com.

4

MERK ASIAN CURRENCY FUND	MARCH 31, 2015
PERFORMANCE CHART AND ANALYSIS (UNAUDITED)

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in Merk Asian Currency Fund (the “Fund”) compared with the performance of the benchmark, Citigroup 3-Month U.S. T-Bill Index, since inception. The Citigroup 3-Month U.S. T-Bill Index measures return equivalents of yield averages that are not marked to market and consists of the last three three-month Treasury bill month-end rates. The total return of the Citigroup 3-Month U.S. T-Bill Index includes reinvestment of distributions. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Citigroup 3-Month U.S. T-Bill Index does not include expenses. The Fund is professionally managed while the Citigroup 3-Month U.S. T-Bill Index is unmanaged and is not available for investment, nor is the Citigroup 3-Month U.S. T-Bill Index  representative of the Fund’s portfolio.

Comparison of Change in Value of a $10,000 Investment

Merk Asian Currency Fund Investor Shares vs. Citigroup 3-Month U.S. T-Bill Index

Average Annual Total Returns			Since Inception
Periods Ended March 31, 2015	One Year	Five Year	(04/01/08)
Merk Asian Currency Fund Investor Shares	0.74%	0.24%	-0.30%
Merk Asian Currency Fund Institutional Shares*	1.05%	0.50%	-0.12%
Citigroup 3-Month U.S. T-Bill Index**	0.03%	0.07%	0.23%
*

For the Institutional Shares, performance for the above periods are blended average annual returns which include the returns of the Investor Shares prior to April 1, 2010, the commencement of operations of the Institutional Shares.

**	Since inception return for the Citigroup 3-Month U.S. T-Bill Index is for the period beginning March 31, 2008.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for  Investor and Institutional Class are 1.30% and 1.05%, respectively. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (866) 637-5386 or visit www.merkfunds.com.

5

MERK ABSOLUTE RETURN CURRENCY FUND	MARCH 31, 2015
PERFORMANCE CHART AND ANALYSIS (UNAUDITED)

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in Merk Absolute Return Currency Fund (the “Fund”) compared with the performance of the benchmark, Citigroup 3-Month U.S. T-Bill Index, since inception. The Citigroup 3-Month U.S. T-Bill Index measures return equivalents of yield averages that are not marked to market and consists of the last three three-month Treasury bill month-end rates. The total return of the Citigroup 3-Month U.S. T-Bill Index includes reinvestment of distributions. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Citigroup 3-Month U.S. T-Bill Index does not include expenses. The Fund is professionally managed while the Citigroup 3-Month U.S. T-Bill Index is unmanaged and is not available for investment, nor is the Citigroup 3-Month U.S. T-Bill Index  representative of the Fund’s portfolio.

Comparison of Change in Value of a $10,000 Investment

Merk Absolute Return Currency Fund Investor Shares vs. Citigroup 3-Month U.S. T-Bill Index

Average Annual Total Returns			Since Inception
Periods Ended March 31, 2015	One Year	Five Year	(09/09/09)
Merk Absolute Return Currency Fund Investor Shares	-6.59%	-0.98%	-1.29%
Merk Absolute Return Currency Fund Institutional Shares*	-6.18%	-0.69%	-1.04%
Citigroup 3-Month U.S. T-Bill Index	0.03%	0.07%	0.07%
*

For the Institutional Shares, performance for the above periods are blended average annual returns which include the returns of the Investor Shares prior to April 1, 2010, the commencement of operations of the Institutional Shares.

**	Since inception return for the Citigroup 3-Month U.S. T-Bill Index is for the period beginning August 31, 2009.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for  Investor and Institutional Class are 1.30% and 1.05%, respectively. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (866) 637-5386 or visit www.merkfunds.com.

6

MERK CURRENCY ENHANCED U.S. EQUITY FUND	MARCH 31, 2015
PERFORMANCE CHART AND ANALYSIS (UNAUDITED)

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in Merk Currency Enhanced U.S. Equity Fund (the “Fund”) compared with the performance of the primary benchmark, S&P 500 Index (the "S&P 500"), and the secondary benchmark, MSCI EAFE Index (the "MSCI") since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The MSCI is a stock market index that is designed to measure the equity market performance with dividends reinvested of developed markets outside of the United States and Canada.  The total return of the indices include reinvestment of distributions. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment, nor are the indices  representative of the Fund’s portfolio.

Comparison of Change in Value of a $10,000 Investment

Merk Currency Enhanced U.S. Equity Fund Investor Shares vs. S&P 500 Index and MSCI EAFE Index

Average Annual Total Returns		Since Inception
Periods Ended March 31, 2015	One Year	(09/12/11)
Merk Currency Enhanced U.S. Equity Fund Investor Shares	2.29%	17.36%
Merk Currency Enhanced U.S. Equity Fund Institutional Shares	2.78%	17.73%
S&P 500 Index	12.73%	20.18%
MSCI EAFE Index	-0.92%	12.05%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus Investor and Institutional Class expense ratios are 1.37% and 1.12%, respectively. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (866) 637-5386 or visit www.merkfunds.com.

7

MERK HARD CURRENCY FUND	MARCH 31, 2015
SCHEDULE OF INVESTMENTS

Principal	Security Description	Currency	Rate	Maturity	Value in USD
Foreign Bonds (a) - 44.9%
Non-U.S. Government - New Zealand - 4.7%
9,700,000	New Zealand Government Bond, Series 415 (b)	NZD	6.000%	04/15/15	$7,258,948
Non-U.S. Government - Singapore - 4.5%
9,500,000	Singapore Government Bond	SGD	2.875	07/01/15	6,955,411
Non-U.S. Government - United Kingdom - 4.6%
4,750,000	United Kingdom Gilt (b)	GBP	4.750	09/07/15	7,179,576
Non-U.S. Government Agency - Germany - 2.2%
2,300,000	KFW, EMTN	GBP	2.750	09/07/15	3,444,202
Non-U.S. Government Agency - Norway - 3.1%
26,830,000	Kommunalbanken AS, EMTN	NOK	3.375	05/15/15	3,335,527
12,160,000	Kommunalbanken AS, EMTN	NOK	3.500	09/11/15	1,522,789
					4,858,316
Non-U.S. Government Agency - Sweden - 2.7%
35,500,000	Kommuninvest I Sverige AB, Series 1508, MTN	SEK	2.750	08/12/15	4,151,981

Regional Authority - Australia - 4.6%
9,300,000	Western Australian Treasury Corp., Series 15	AUD	7.000	04/15/15	7,095,458

Supranational - Europe - 18.5%
6,000,000	European Financial Stability Facility, Series 2, EMTN (b)	EUR	0.080	07/15/15	6,454,237
18,300,000	European Investment Bank, EMTN	EUR	3.125	10/15/15	20,017,848
18,530,000	Nordic Investment Bank, EMTN	NOK	3.000	09/01/16	2,357,154
28,829,239
Total Foreign Bonds (Cost $77,863,810)					69,773,131
Foreign Treasury Securities (a) - 26.7%
Central Bank - Singapore - 1.2%
2,500,000	Monetary Authority of Singapore, Series 31 (c)	SGD	0.624	04/06/15	1,821,537
Non-U.S. Government - Belgium - 4.5%
6,497,000	Belgium Treasury Bill, Series 12M (c)	EUR	0.000	05/14/15	6,987,473
Non-U.S. Government - Ireland - 4.8%
7,000,000	Republic of Ireland Treasury Bill (c)	EUR	0.050	05/25/15	7,527,347
Non-U.S. Government - Norway - 3.9%
49,500,000	Norway Treasury Bill (c)	NOK	0.674	12/16/15	6,110,848
Non-U.S. Government - Sweden - 12.3%
164,200,000	Sweden Treasury Bill (c)	SEK	0.000	06/17/15	19,075,181

Total Foreign Treasury Securities (Cost $42,795,249)	41,522,386

Shares

Exchange Traded Product - United States - 19.2%
2,529,800	Merk Gold Trust (d) (e) (Cost $32,588,125)	USD	29,828,872

Money Market Fund - 1.3%
2,045,899	Morgan Stanley Institutional Liquidity Fund (f) (Cost $2,045,899)	USD	0.010	2,045,899

Total Investments – 92.1% (Cost $155,293,083)*	$143,170,288
Foreign Currencies – 7.4% (Cost $11,640,011)	11,552,223
Net Unrealized Gain/Loss on Forward Currency Contracts – (0.1)%	(166,397)
Other Assets and Liabilities, Net – 0.6%	920,299
NET ASSETS – 100.0%	$155,476,413

EMTN	European Medium Term Note
MTN	Medium Term Note

(a)	All or a portion of these securities are segregated to cover outstanding forward currency contracts and future contract exposures.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $20,892,761 or 13.4% of net assets.
(c)	Zero coupon bond. Interest rate presented is yield to maturity.
(d)	Non-income producing security.
(e)	Affiliate.
(f)	Variable rate security. Rate presented is as of March 31, 2015.

See Notes to Financial Statements.	8

*	Cost for federal income tax purposes is $161,455,048 and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$385,526
Gross Unrealized Depreciation	(18,670,286)
Net Unrealized Depreciation	$(18,284,760)

Affiliated investments are investments that are managed by the adviser, and are noted in the Merk Hard Currency Fund’s Schedule of Investments.  Transactions during the period with affiliates were as follows:

Exchange Traded Product
Merk Gold Trust	Balance 03/31/14	Gross Additions	Gross Reductions	Balance 03/31/15	Realized Loss	Investment Income
Shares/Principal		3,129,800	(600,000)	2,529,800
Cost	$-	$40,317,145	$(7,729,020)	$32,588,125	$(451,028)	$-
Proceeds		-	(7,277,992)
Value	-	-	-	29,828,872

A
At March 31, 2015, Merk Hard Currency Fund held the following futures contracts:
Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Depreciation

14	Gold 100 oz. Future	06/30/15	$1,664,250	$(7,770)

AFA
As of March 31, 2015, the Merk Hard Currency Fund had the following forward currency contracts outstanding:

Contracts to Sell		Settlement Date	Settlement Value	Net Unrealized Depreciation
(1,675,000,000)	Japanese Yen	04/22/15	$(13,804,414)	$(166,397)

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of March 31, 2015.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Foreign Bonds	$-	$69,773,131	$		$69,773,131
Foreign Treasury Securities	-	41,522,386		-	41,522,386
Exchange Traded Product	29,828,872	-		-	29,828,872
Money Market Fund	-	2,045,899		-	2,045,899
Total Assets	$29,828,872	$113,341,416		$-	$143,170,288

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$-	$(166,397)	$		$(166,397)
Futures	(7,770)	-		-	(7,770)
Total Liabilities	$(7,770)	$(166,397)		$-	$(174,167)

**Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and forward currency contracts, which are valued at the unrealized appreciation (depreciation) at year end.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2015.

PORTFOLIO HOLDINGS
% of Net Assets
Foreign Bonds	44.9%
Foreign Treasury Securities	26.7%
Exchange Traded Product	19.2%
Money Market Fund	1.3%
Foreign Currencies	7.4%
Net Unrealized Gain/Loss on Forward Currency Contracts	(0.1)%
Other Assets and Liabilities, Net	0.6%
100.0%

See Notes to Financial Statements.	9

MERK ASIAN CURRENCY FUND	MARCH 31, 2015
SCHEDULE OF INVESTMENTS

Principal	Security Description	Currency	Rate	Maturity	Value in USD

Foreign Bonds (a) - 42.5%
Bank - China - 4.3%
6,500,000	China Construction Bank Corp. (b)	CNH	3.250%	06/28/15	$1,044,694
Industrial - United States - 4.0%
6,000,000	Caterpillar Financial Services Corp., EMTN (b)	CNH	3.250	06/26/15	963,589
Materials - France - 4.3%
6,500,000	Air Liquide Finance SA (b)	CNH	3.000	09/19/16	1,026,128
Non-U.S. Government - China - 4.2%
6,500,000	China Government Bond (b)	CNH	1.400	08/18/16	1,017,737
Non-U.S. Government - Singapore - 4.5%
1,500,000	Singapore Government Bond	SGD	2.875	07/01/15	1,098,223
Supranational - Global - 21.2%
32,000,000	International Finance Corp., Series GNDP, EMTN (c)	CNH	4.000	05/13/15	5,132,409

Total Foreign Bonds (Cost $10,466,868)					10,282,780
Foreign Treasury Securities (a) - 4.5%
Central Bank - Singapore - 4.5%
1,500,000	Monetary Authority of Singapore, Series 31 (c) (Cost $1,100,817)	SGD	0.624	04/06/15	1,092,922

U.S. Government & Agency Obligations (a) - 17.8%
U.S. Treasury Bills - United States - 17.8%
500,000	U.S. Treasury Bill (d)	USD	0.050	05/07/15	499,991
3,800,000	U.S. Treasury Bill (d)	USD	0.105	07/02/15	3,799,734

Total U.S. Government & Agency Obligations (Cost $4,298,955)	4,299,725

Time Deposit (a) - 9.1%
6,800,000	Barclays Capital, Inc.	CNH	3.450	05/13/15	1,095,723
6,800,000	Deutsche Bank	CNH	4.750	05/13/15	1,095,723

Total Time Deposit (Cost $2,189,065)	2,191,446

Shares

Money Market Fund - 3.1%
749,929	Morgan Stanley Institutional Liquidity Fund (e) (Cost $749,929)	USD	0.010	749,929
Total Investments – 77.0% (Cost $18,805,634)*	$18,616,802
Foreign Currencies – 22.4% (Cost $5,438,881)	5,424,904
Net Unrealized Gain/Loss on Forward Currency Contracts – 0.6%	141,941
Other Assets and Liabilities, Net – 0.0%	(15,734)
NET ASSETS – 100.0%	$24,167,913

EMTN	European Medium Term Note
(a)	All or a portion of these securities are segregated to cover outstanding forward currency contract exposure.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $4,052,148 or 16.8% of net assets.
(c)	Zero coupon bond. Interest rate presented is yield to maturity.
(d)	Rate presented is yield to maturity.
(e)	Variable rate security. Rate presented is as of March 31, 2015.

*	Cost for federal income tax purposes is $18,805,634 and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$3,600
Gross Unrealized Depreciation	(192,432)
Net Unrealized Depreciation	$(188,832)

See Notes to Financial Statements.	10

MERK ASIAN CURRENCY FUND	MARCH 31, 2015
SCHEDULE OF INVESTMENTS

As of March 31, 2015, the Merk Asian Currency Fund had the following forward currency contracts outstanding:

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
104,200,000	China Renminbi (Yuan)	04/22/15	$16,825,176	$107,191
74,800,000	Indian Rupee	04/22/15	1,181,189	15,345
(200,000,000)	Japanese Yen	04/22/15	(1,647,784)	(20,372)
1,200,000,000	South Korean Won	04/22/15	1,057,949	22,940
2,200,000	Malaysian Ringgit	04/22/15	592,449	(629)
33,900,000	New Taiwan Dollar	04/22/15	1,067,750	17,466
				$141,941

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of March 31, 2015.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Foreign Bonds	$-	$10,282,780	$-	$10,282,780
Foreign Treasury Securities	-	1,092,922	-	1,092,922
U.S. Treasury Bills	-	4,299,725	-	4,299,725
Time Deposits	-	2,191,446	-	2,191,446
Money Market Fund	-	749,929	-	749,929
Total Investments At Value	$-	$18,616,802	$-	$18,616,802
Other Financial Instruments**
Forward Currency Contracts	-	162,942	-	162,942
Total Assets	$-	$18,779,744	$-	$18,779,744

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$-	$(21,001)	$-	$(21,001)
Total Liabilities	$-	(21,001)	$-	$(21,001)

**Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at unrealized appreciation (depreciation) at year end.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2015.

PORTFOLIO HOLDINGS
% of Net Assets
Foreign Bonds	42.5%
Foreign Treasury Securities	4.5%
U.S. Treasury Bills	17.8%
Time Deposits	9.1%
Money Market Fund	3.1%
Foreign Currencies	22.4%
Net Unrealized Gain on Forward Currency Contracts	0.6%
100.0%

See Notes to Financial Statements.	11

MERK ABSOLUTE RETURN CURRENCY FUND	MARCH 31, 2015
SCHEDULE OF INVESTMENTS

Principal	Security Description	Currency	Rate	Maturity	Value in USD
Foreign Bonds (a) - 57.1%
Non-U.S. Government - Australia - 3.8%
2,100,000	Australia Government Bond, Series 119	AUD	6.250%	04/15/15	$1,602,063
Non-U.S. Government - New Zealand - 4.4%
2,450,000	New Zealand Government Bond, Series 415 (b)	NZD	6.000	04/15/15	1,833,446
Non-U.S. Government - United Kingdom - 4.5%
1,250,000	United Kingdom Gilt (b)	GBP	4.750	09/07/15	1,889,362
Non-U.S. Government Agency - Germany - 4.5%
1,250,000	KFW, EMTN	GBP	2.750	09/07/15	1,871,849
Non-U.S. Government Agency - Norway - 4.8%
16,000,000	Kommunalbanken AS, EMTN	NOK	3.500	09/11/15	2,003,669
Regional Authority - Australia - 17.8%
1,700,000	New South Wales Treasury Corp., Series 15	AUD	6.000	04/01/15	1,294,805
2,100,000	Queensland Treasury Corp., Series 15 (b)	AUD	6.000	10/21/15	1,633,986
2,200,000	Treasury Corp of Victoria	AUD	2.750	11/10/15	1,683,558
2,000,000	Treasury Corp of Victoria, Series 815	AUD	8.000	08/17/15	1,557,385
1,700,000	Western Australian Treasury Corp., Series 15	AUD	7.000	04/15/15	1,297,019
					7,466,753
Regional Authority - Canada - 13.7%
2,450,000	Province of British Columbia, MTN	CAD	5.150	12/18/15	1,996,289
2,200,000	Province of Manitoba Canada	CAD	5.200	12/03/15	1,789,546
2,450,000	Province of Saskatchewan Canada	CAD	4.250	12/03/15	1,980,543
					5,776,379
Supranational - Europe - 3.6%
1,400,000	European Investment Bank, EMTN	EUR	3.125	10/15/15	1,531,420
Total Foreign Bonds (Cost $26,563,475)					23,964,940
Foreign Treasury Securities (a) - 28.5%
Non-U.S. Government - Belgium - 2.5%
993,000	Belgium Treasury Bill, Series 12M (c)	EUR	0.000	05/14/15	1,067,964
Non-U.S. Government - Canada - 4.5%
2,400,000	Canadian Treasury Bill (c)	CAD	0.591	12/17/15	1,887,085
Non-U.S. Government - Ireland - 3.6%
1,400,000	Republic of Ireland Treasury Bill (c)	EUR	0.020	05/25/15	1,505,469
Non-U.S. Government - Norway - 3.4%
11,400,000	Norwegian Treasury Bill (c)	NOK	0.674	12/16/15	1,407,347
Non-U.S. Government - Sweden - 14.5%
52,500,000	Sweden Treasury Bill (c)	SEK	0.000	06/17/15	6,098,947
Total Foreign Treasury Securities (Cost $12,184,962)					11,966,812
U.S. Government & Agency Obligations (a) - 13.1%
U.S. Treasury Bills - 13.1%
2,500,000	U.S. Treasury Bill (d)	USD	0.050	05/07/15	2,499,955
3,000,000	U.S. Treasury Bill (d)	USD	0.065	07/02/15	2,999,790

Total U.S. Government & Agency Obligations (Cost $5,499,377)	5,499,745
Shares

Money Market Fund - 1.1%
441,146	Morgan Stanley Institutional Liquidity Fund(e) (Cost $441,146)	USD	0.010	441,146
Total Investments – 99.8% (Cost $44,688,960)*	41,872,643
Foreign Currencies – 0.7% (Cost $277,766)	$275,592
Net Unrealized Gain/Loss on Forward Currency Contracts – (1.7)%	(694,607)
Other Assets and Liabilities, Net – 1.2%	488,778
NET ASSETS – 100.0%	$41,942,406

See Notes to Financial Statements.	12

EMTN	European Medium Term Note
MTN	Medium Term Note
(a)	All or a portion of these securities are segregated to cover outstanding forward currency contract exposure.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $5,356,794 or 12.8% of net assets.
(c)	Zero coupon bond. Interest rate presented is yield to maturity.
(d)	Rate presented is yield to maturity.
(e)	Variable rate security. Rate presented is as of March 31, 2015.

*	Cost for federal income tax purposes is $44,688,960 and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$94,045
Gross Unrealized Depreciation	(2,910,362)
Net Unrealized Depreciation	$(2,816,317)

As of March 31, 2015, the Merk Absolute Return Currency Fund had the following forward currency contracts outstanding:
Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(13,000,000)	Australian Dollar	04/15/15	$(9,867,078)	$(25,339)
(12,554,000)	Australian Dollar	04/15/15	(9,528,561)	(24,470)
(10,240,000)	Australian Dollar	04/15/15	(7,779,456)	(12,725)
(8,340,000)	Australian Dollar	04/15/15	(6,576,032)	229,667
(5,230,000)	Australian Dollar	04/15/15	(4,135,766)	155,970
(5,005,000)	Australian Dollar	04/15/15	(3,840,628)	32,047
(4,570,000)	Australian Dollar	04/15/15	(3,490,763)	13,198
(3,800,000)	Australian Dollar	04/15/15	(2,904,314)	12,684
(2,725,000)	Australian Dollar	04/15/15	(2,081,884)	8,281
(2,210,000)	Australian Dollar	04/15/15	(1,687,005)	5,294
(1,100,000)	Australian Dollar	04/15/15	(836,793)	(258)
2,385,000	Australian Dollar	04/15/15	1,824,636	(9,758)
2,650,000	Australian Dollar	04/15/15	2,062,683	(46,152)
3,365,000	Australian Dollar	04/15/15	2,636,865	(76,251)
6,145,000	Australian Dollar	04/15/15	4,802,684	(126,615)
15,245,000	Australian Dollar	04/15/15	11,582,892	17,869
18,925,000	Australian Dollar	04/15/15	14,571,308	(170,231)
(10,695,000)	Canadian Dollars	04/15/15	(8,454,172)	11,539
(9,875,000)	Canadian Dollars	04/15/15	(7,721,856)	(73,469)
(8,427,000)	Canadian Dollars	04/15/15	(6,628,559)	(23,714)
(4,515,000)	Canadian Dollars	04/15/15	(3,614,846)	50,705
420,000	Canadian Dollars	04/15/15	331,618	(70)
1,870,000	Canadian Dollars	04/15/15	1,500,398	(24,220)
1,915,000	Canadian Dollars	04/15/15	1,506,800	4,901
2,150,000	Canadian Dollars	04/15/15	1,676,826	20,384
2,220,000	Canadian Dollars	04/15/15	1,743,959	8,509
2,400,000	Canadian Dollars	04/15/15	1,915,293	(20,733)
3,645,000	Canadian Dollars	04/15/15	2,861,425	15,938
4,495,000	Canadian Dollars	04/15/15	3,538,275	10,078
5,060,000	Canadian Dollars	04/15/15	3,981,600	12,764
5,065,000	Canadian Dollars	04/15/15	4,069,680	(71,369)
6,845,000	Canadian Dollars	04/15/15	5,472,715	(69,272)
8,440,000	Canadian Dollars	04/15/15	6,605,935	56,601
(12,440,000)	Swiss Franc	04/15/15	(12,368,353)	(440,681)
(10,000,000)	Swiss Franc	04/15/15	(9,944,084)	(352,566)
(7,550,000)	Swiss Franc	04/15/15	(7,899,564)	125,593
(5,310,000)	Swiss Franc	04/15/15	(5,514,047)	46,526
(4,655,000)	Swiss Franc	04/15/15	(4,804,229)	11,138
(2,545,000)	Swiss Franc	04/15/15	(2,541,047)	(79,451)
(2,095,000)	Swiss Franc	04/15/15	(2,083,097)	(74,051)
735,000	Swiss Franc	04/15/15	734,908	21,896
1,165,000	Swiss Franc	04/15/15	1,160,162	39,398
1,595,000	Swiss Franc	04/15/15	1,591,498	50,818
2,810,000	Swiss Franc	04/15/15	2,863,249	30,110
3,190,000	Swiss Franc	04/15/15	3,337,076	(52,444)
4,935,000	Swiss Franc	04/15/15	5,074,840	6,557
10,530,000	Swiss Franc	04/15/15	11,009,669	(167,296)
11,370,000	Swiss Franc	04/15/15	11,314,055	393,236

12,000,000	Swiss Franc	04/15/15	11,940,956	415,025
(10,000,000)	Euro	04/15/15	(10,589,221)	(165,532)
(9,430,000)	Euro	04/15/15	(9,986,658)	(155,074)
(7,955,000)	Euro	04/15/15	(8,423,979)	(131,427)
(3,640,000)	Euro	04/15/15	(3,869,105)	(45,625)
(110,000)	Euro	04/15/15	(119,067)	764
185,000	Euro	04/15/15	197,743	1,220
265,000	Euro	04/15/15	289,128	(4,127)
910,000	Euro	04/15/15	964,150	14,532
1,465,000	Euro	04/15/15	1,573,790	1,781
4,220,000	Euro	04/15/15	4,467,227	71,279
12,160,000	Euro	04/15/15	12,940,412	137,368
(8,780,000)	Pounds Sterling	04/15/15	(12,962,980)	(59,910)
(8,065,000)	Pounds Sterling	04/15/15	(11,929,588)	(32,783)
(7,610,000)	Pounds Sterling	04/15/15	(11,386,498)	99,005
(7,000,000)	Pounds Sterling	04/15/15	(10,473,540)	90,826
(3,830,000)	Pounds Sterling	04/15/15	(5,714,000)	33,172
(1,545,000)	Pounds Sterling	04/15/15	(2,289,793)	(1,820)
(1,375,000)	Pounds Sterling	04/15/15	(2,013,545)	(25,917)
(1,210,000)	Pounds Sterling	04/15/15	(1,788,656)	(6,070)
(225,000)	Pounds Sterling	04/15/15	(335,746)	2,016
210,000	Pounds Sterling	04/15/15	312,557	(1,076)
295,000	Pounds Sterling	04/15/15	439,702	(2,145)
1,240,000	Pounds Sterling	04/15/15	1,865,228	(26,004)
1,985,000	Pounds Sterling	04/15/15	2,929,977	14,264
2,660,000	Pounds Sterling	04/15/15	3,937,750	7,681
3,490,000	Pounds Sterling	04/15/15	5,196,917	(20,392)
6,205,000	Pounds Sterling	04/15/15	9,227,135	(23,600)
8,145,000	Pounds Sterling	04/15/15	12,209,298	(128,268)
(1,153,650,000)	Japanese Yen	04/15/15	(9,683,765)	62,497
(849,600,000)	Japanese Yen	04/15/15	(7,013,747)	(71,790)
(804,200,000)	Japanese Yen	04/15/15	(6,710,544)	3,637
(618,250,000)	Japanese Yen	04/15/15	(5,114,549)	(41,563)
(425,250,000)	Japanese Yen	04/15/15	(3,572,737)	26,216
(408,250,000)	Japanese Yen	04/15/15	(3,364,198)	(40,546)
(72,950,000)	Japanese Yen	04/15/15	(602,151)	(6,241)
340,850,000	Japanese Yen	04/15/15	2,843,495	(857)
423,300,000	Japanese Yen	04/15/15	3,503,283	26,975
479,500,000	Japanese Yen	04/15/15	3,965,865	33,093
521,350,000	Japanese Yen	04/15/15	4,367,426	(19,445)
818,800,000	Japanese Yen	04/15/15	6,828,255	414
862,400,000	Japanese Yen	04/15/15	7,231,532	(39,246)
927,600,000	Japanese Yen	04/15/15	7,648,933	87,112
957,900,000	Japanese Yen	04/15/15	7,905,337	83,406
1,115,600,000	Japanese Yen	04/15/15	9,186,785	117,152
(69,025,000)	Norwegian Krone	04/15/15	(8,432,970)	(131,587)
(31,990,000)	Norwegian Krone	04/15/15	(3,949,682)	(19,607)
(12,740,000)	Norwegian Krone	04/15/15	(1,629,209)	48,441

See Notes to Financial Statements.	13

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(11,750,000)	Norwegian Krone	04/15/15	$(1,420,350)	$(37,579)
(9,840,000)	Norwegian Krone	04/15/15	(1,195,063)	(25,875)
(8,670,000)	Norwegian Krone	04/15/15	(1,070,207)	(5,558)
(1,670,000)	Norwegian Krone	04/15/15	(205,974)	(1,238)
2,340,000	Norwegian Krone	04/15/15	294,953	(4,608)
3,170,000	Norwegian Krone	04/15/15	404,943	(11,612)
21,190,000	Norwegian Krone	04/15/15	2,620,720	8,515
21,510,000	Norwegian Krone	04/15/15	2,636,630	32,310
25,130,000	Norwegian Krone	04/15/15	3,204,661	(86,555)
28,240,000	Norwegian Krone	04/15/15	3,543,899	(39,907)
43,250,000	Norwegian Krone	04/15/15	5,282,587	83,832
(21,165,000)	New Zealand Dollar	04/15/15	(15,265,066)	(533,438)
(21,000,000)	New Zealand Dollar	04/15/15	(15,146,691)	(528,650)
(8,435,000)	New Zealand Dollar	04/15/15	(6,462,689)	166,427
(7,205,000)	New Zealand Dollar	04/15/15	(5,314,848)	(63,287)
(5,940,000)	New Zealand Dollar	04/15/15	(4,422,633)	(11,249)
(5,215,000)	New Zealand Dollar	04/15/15	(3,914,626)	21,916
(4,420,000)	New Zealand Dollar	04/15/15	(3,301,938)	2,652
(3,150,000)	New Zealand Dollar	04/15/15	(2,301,752)	(49,550)
(2,930,000)	New Zealand Dollar	04/15/15	(2,242,420)	55,337
(2,135,000)	New Zealand Dollar	04/15/15	(1,571,118)	(22,542)
890,000	New Zealand Dollar	04/15/15	652,126	12,210
1,925,000	New Zealand Dollar	04/15/15	1,461,903	(24,997)
4,265,000	New Zealand Dollar	04/15/15	3,225,710	(42,123)
5,830,000	New Zealand Dollar	04/15/15	4,433,457	(81,684)
8,645,000	New Zealand Dollar	04/15/15	6,350,282	102,734
18,000,000	New Zealand Dollar	04/15/15	13,310,010	125,996
18,950,000	New Zealand Dollar	04/15/15	14,013,525	131,604
19,870,000	New Zealand Dollar	04/15/15	14,341,236	490,618

(91,370,000)	Swedish Krona	04/15/15	(10,607,014)	(4,856)
(75,440,000)	Swedish Krona	04/15/15	(8,685,266)	(76,467)
(48,710,000)	Swedish Krona	04/15/15	(5,732,068)	74,805
(47,735,000)	Swedish Krona	04/15/15	(5,547,014)	2,988
(38,210,000)	Swedish Krona	04/15/15	(4,436,280)	(1,495)
(17,600,000)	Swedish Krona	04/15/15	(1,998,077)	(46,018)
(12,440,000)	Swedish Krona	04/15/15	(1,469,017)	24,214
(9,510,000)	Swedish Krona	04/15/15	(1,103,795)	(712)
(2,280,000)	Swedish Krona	04/15/15	(263,575)	(1,228)
25,880,000	Swedish Krona	04/15/15	3,056,780	(51,032)
26,370,000	Swedish Krona	04/15/15	3,047,518	15,140
26,980,000	Swedish Krona	04/15/15	3,166,404	(32,900)
28,990,000	Swedish Krona	04/15/15	3,344,320	22,628
29,160,000	Swedish Krona	04/15/15	3,399,237	(12,544)
42,640,000	Swedish Krona	04/15/15	4,932,446	19,837
53,160,000	Swedish Krona	04/15/15	6,162,501	11,594
(3,775,000)	Singapore Dollar	04/15/15	(2,751,087)	1,342
(3,140,000)	Singapore Dollar	04/15/15	(2,256,992)	(30,212)
(2,620,000)	Singapore Dollar	04/15/15	(1,888,584)	(19,848)
(2,500,000)	Singapore Dollar	04/15/15	(1,813,701)	(7,322)
(2,355,000)	Singapore Dollar	04/15/15	(1,722,335)	6,931
(2,155,000)	Singapore Dollar	04/15/15	(1,580,541)	10,820
(850,000)	Singapore Dollar	04/15/15	(620,737)	1,589
(550,000)	Singapore Dollar	04/15/15	(396,089)	(4,536)
(365,000)	Singapore Dollar	04/15/15	(262,611)	(3,258)
(170,000)	Singapore Dollar	04/15/15	(123,709)	(121)
1,355,000	Singapore Dollar	04/15/15	976,366	10,629
2,795,000	Singapore Dollar	04/15/15	2,007,888	28,016
3,190,000	Singapore Dollar	04/15/15	2,333,686	(10,061)
10,375,000	Singapore Dollar	04/15/15	7,471,264	85,981
				$(694,607)

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of March 31, 2015.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Foreign Bonds	$-	$23,964,940	$-	$23,964,940
Foreign Treasury Securities	-	11,966,812	-	11,966,812
U.S. Treasury Bills	-	5,499,745	-	5,499,745
Money Market Fund	-	441,146	-	441,146
Total Investments At Value	$-	$41,872,643	$-	$41,872,643

Other Financial Instruments**
Forward Currency Contracts	-	4,320,242	-	4,320,242
Total Assets	$-	$46,192,885	$-	$46,192,885
Liabilities
Other Financial Instruments**
Forward Currency Contracts	-	(5,014,849)	-	(5,014,849)
Total Liabilities	$-	$(5,014,849)	$-	$(5,014,849)

**Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at the unrealized appreciation (depreciation) at year end.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2015.

See Notes to Financial Statements.	14

PORTFOLIO HOLDINGS
% of Net Assets
Foreign Bonds	57.1%
Foreign Treasury Securities	28.5%
U.S. Treasury Bills	13.1%
Money Market Fund	1.1%
Foreign Currencies	0.7%
Net Unrealized Gain/Loss on Forward Currency Contracts	(1.7)%
Other Assets and Liabilities, Net	1.2%
100.0%

See Notes to Financial Statements.	15

MERK CURRENCY ENHANCED U.S. EQUITY FUND	MARCH 31, 2015
SCHEDULE OF INVESTMENTS

Shares	Security Description	Currency	Value in USD

Exchange Traded Product (a)- 93.7%
13,700	SPDR S&P 500 ETF Trust (Cost $1,666,372)	USD	$2,828,091

Money Market Fund - 6.2%
188,894	Morgan Stanley Institutional Liquidity Fund 0.01% (b) (Cost $188,894)	USD	188,894

Contracts	Strike Price	Exp. Date
Put Options Purchased - 0.7%
40	SPDR S&P 500 ETF Trust (Premius Paid $22,110)	USD	$180.000	12/15	19,940

Total Investments – 100.6% (Cost $1,877,376)*	$3,036,925

Net Unrealized Gain/Loss on Forward Currency Contracts – (1.0)%	(30,033)
Other Assets and Liabilities, Net – 0.4%	12,157
NET ASSETS – 100.0%	$3,019,049

ETF	Exchange Traded Fund
(a)	All or a portion of this security is segregated to cover outstanding forward currency contract exposure.
(b)	Variable rate security. Rate presented is as of March 31, 2015.

*	Cost for federal income tax purposes is $1,911,357 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,127,738
Gross Unrealized Depreciation	(2,170)
Net Unrealized Appreciation	$1,125,568

As of March 31, 2015, the Merk Currency Enhanced U.S. Equity Fund had the following forward currency contracts outstanding:
Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(855,000)	Australian Dollar	04/15/15	$(648,950)	$(1,666)
(745,000)	Australian Dollar	04/15/15	(565,986)	(926)
(610,000)	Australian Dollar	04/15/15	(480,981)	16,798
(390,000)	Australian Dollar	04/15/15	(308,403)	11,631
(370,000)	Australian Dollar	04/15/15	(283,923)	2,369
(300,000)	Australian Dollar	04/15/15	(229,153)	866
(270,000)	Australian Dollar	04/15/15	(206,359)	901
(155,000)	Australian Dollar	04/15/15	(118,419)	471
(115,000)	Australian Dollar	04/15/15	(87,785)	275
175,000	Australian Dollar	04/15/15	133,883	(716)
185,000	Australian Dollar	04/15/15	143,999	(3,222)
245,000	Australian Dollar	04/15/15	191,986	(5,552)
450,000	Australian Dollar	04/15/15	351,702	(9,272)
970,000	Australian Dollar	04/15/15	736,990	1,137
1,205,000	Australian Dollar	04/15/15	927,790	(10,839)
(670,000)	Canadian Dollars	04/15/15	(529,621)	723
(635,000)	Canadian Dollars	04/15/15	(496,545)	(4,724)
(335,000)	Canadian Dollars	04/15/15	(268,211)	3,762
35,000	Canadian Dollars	04/15/15	27,635	(6)
95,000	Canadian Dollars	04/15/15	74,714	279
135,000	Canadian Dollars	04/15/15	108,317	(1,748)
140,000	Canadian Dollars	04/15/15	109,189	1,327
140,000	Canadian Dollars	04/15/15	110,158	358
175,000	Canadian Dollars	04/15/15	139,657	(1,512)
180,000	Canadian Dollars	04/15/15	141,402	690
230,000	Canadian Dollars	04/15/15	180,556	1,006
275,000	Canadian Dollars	04/15/15	216,468	617
360,000	Canadian Dollars	04/15/15	289,257	(5,073)
370,000	Canadian Dollars	04/15/15	291,145	933
485,000	Canadian Dollars	04/15/15	387,767	(4,908)
540,000	Canadian Dollars	04/15/15	422,655	3,621
(1,430,000)	Swiss Franc	04/15/15	(1,422,004)	(50,417)
(550,000)	Swiss Franc	04/15/15	(575,465)	9,149
(385,000)	Swiss Franc	04/15/15	(399,794)	3,373

(345,000)	Swiss Franc	04/15/15	(356,060)	825
(165,000)	Swiss Franc	04/15/15	(164,744)	(5,151)
(135,000)	Swiss Franc	04/15/15	(134,233)	(4,772)
50,000	Swiss Franc	04/15/15	49,994	1,489
75,000	Swiss Franc	04/15/15	74,689	2,536
100,000	Swiss Franc	04/15/15	99,780	3,186
210,000	Swiss Franc	04/15/15	213,979	2,250
235,000	Swiss Franc	04/15/15	245,835	(3,863)
360,000	Swiss Franc	04/15/15	370,201	478
765,000	Swiss Franc	04/15/15	799,848	(12,154)
1,487,000	Swiss Franc	04/15/15	1,479,683	51,429
(1,210,000)	Euro	04/15/15	(1,281,427)	(19,898)
(266,000)	Euro	04/15/15	(281,682)	(4,395)
(260,000)	Euro	04/15/15	(276,365)	(3,259)
20,000	Euro	04/15/15	21,821	(311)
105,000	Euro	04/15/15	112,797	128
250,000	Euro	04/15/15	264,646	4,223
765,000	Euro	04/15/15	814,097	8,642
(915,000)	Pounds Sterling	04/15/15	(1,369,041)	11,872
(595,000)	Pounds Sterling	04/15/15	(878,471)	(4,060)
(520,000)	Pounds Sterling	04/15/15	(769,174)	(2,114)
(275,000)	Pounds Sterling	04/15/15	(410,274)	2,382
(200,000)	Pounds Sterling	04/15/15	(292,879)	(3,770)
(115,000)	Pounds Sterling	04/15/15	(170,438)	(135)
(100,000)	Pounds Sterling	04/15/15	(147,823)	(502)
(10,000)	Pounds Sterling	04/15/15	(14,922)	90
15,000	Pounds Sterling	04/15/15	22,326	(77)
25,000	Pounds Sterling	04/15/15	37,263	(182)
65,000	Pounds Sterling	04/15/15	97,774	(1,363)
140,000	Pounds Sterling	04/15/15	206,648	1,006
170,000	Pounds Sterling	04/15/15	251,661	491
270,000	Pounds Sterling	04/15/15	402,054	(1,578)
430,000	Pounds Sterling	04/15/15	639,431	(1,635)
682,000	Pounds Sterling	04/15/15	1,022,313	(10,740)

See Notes to Financial Statements.	16

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(82,800,000)	Japanese Yen	04/15/15	$(695,025)	$4,486
(59,600,000)	Japanese Yen	04/15/15	(497,325)	270
(52,500,000)	Japanese Yen	04/15/15	(433,406)	(4,436)
(36,900,000)	Japanese Yen	04/15/15	(305,260)	(2,481)
(33,300,000)	Japanese Yen	04/15/15	(279,770)	2,053
(25,050,000)	Japanese Yen	04/15/15	(206,425)	(2,488)
26,850,000	Japanese Yen	04/15/15	223,993	(68)
34,400,000	Japanese Yen	04/15/15	284,699	2,192
35,250,000	Japanese Yen	04/15/15	291,547	2,433
37,750,000	Japanese Yen	04/15/15	316,237	(1,408)
58,800,000	Japanese Yen	04/15/15	490,353	30
58,950,000	Japanese Yen	04/15/15	486,098	5,536
61,350,000	Japanese Yen	04/15/15	506,308	5,342
62,200,000	Japanese Yen	04/15/15	521,569	(2,831)
68,650,000	Japanese Yen	04/15/15	565,322	7,209
(2,545,000)	Norwegian Krone	04/15/15	(310,929)	(4,852)
(2,260,000)	Norwegian Krone	04/15/15	(279,034)	(1,385)
(930,000)	Norwegian Krone	04/15/15	(118,930)	3,536
(750,000)	Norwegian Krone	04/15/15	(90,661)	(2,399)
(650,000)	Norwegian Krone	04/15/15	(80,235)	(417)
(640,000)	Norwegian Krone	04/15/15	(77,728)	(1,683)
(100,000)	Norwegian Krone	04/15/15	(12,334)	(74)
170,000	Norwegian Krone	04/15/15	21,428	(335)
230,000	Norwegian Krone	04/15/15	29,381	(843)
1,390,000	Norwegian Krone	04/15/15	170,382	2,088
1,580,000	Norwegian Krone	04/15/15	195,410	635
1,790,000	Norwegian Krone	04/15/15	228,267	(6,165)
2,020,000	Norwegian Krone	04/15/15	253,494	(2,854)
2,740,000	Norwegian Krone	04/15/15	334,666	5,311
(2,515,000)	New Zealand Dollar	04/15/15	(1,813,997)	(63,312)
(615,000)	New Zealand Dollar	04/15/15	(471,198)	12,134
(495,000)	New Zealand Dollar	04/15/15	(365,142)	(4,348)
(440,000)	New Zealand Dollar	04/15/15	(327,602)	(833)
(375,000)	New Zealand Dollar	04/15/15	(281,493)	1,576
(315,000)	New Zealand Dollar	04/15/15	(235,319)	189
(220,000)	New Zealand Dollar	04/15/15	(168,373)	4,155
(145,000)	New Zealand Dollar	04/15/15	(106,704)	(1,531)
(80,000)	New Zealand Dollar	04/15/15	(58,457)	(1,258)
75,000	New Zealand Dollar	04/15/15	54,954	1,029
135,000	New Zealand Dollar	04/15/15	102,523	(1,753)
305,000	New Zealand Dollar	04/15/15	230,678	(3,012)

425,000	New Zealand Dollar	04/15/15	323,194	(5,955)
605,000	New Zealand Dollar	04/15/15	444,410	7,190
1,285,000	New Zealand Dollar	04/15/15	927,453	31,729
2,330,000	New Zealand Dollar	04/15/15	1,722,907	16,310
(5,710,000)	Swedish Krona	04/15/15	(662,866)	(303)
(5,560,000)	Swedish Krona	04/15/15	(640,112)	(5,636)
(3,470,000)	Swedish Krona	04/15/15	(408,341)	5,329
(2,740,000)	Swedish Krona	04/15/15	(318,121)	(107)
(1,090,000)	Swedish Krona	04/15/15	(123,745)	(2,850)
(900,000)	Swedish Krona	04/15/15	(106,279)	1,752
(710,000)	Swedish Krona	04/15/15	(82,407)	(53)
(160,000)	Swedish Krona	04/15/15	(18,496)	(86)
310,000	Swedish Krona	04/15/15	36,016	(13)
1,820,000	Swedish Krona	04/15/15	210,333	1,045
1,880,000	Swedish Krona	04/15/15	216,879	1,467
1,910,000	Swedish Krona	04/15/15	225,597	(3,766)
2,000,000	Swedish Krona	04/15/15	234,722	(2,439)
2,100,000	Swedish Krona	04/15/15	244,801	(903)
2,660,000	Swedish Krona	04/15/15	307,700	1,238
3,470,000	Swedish Krona	04/15/15	402,255	757
(280,000)	Singapore Dollar	04/15/15	(204,054)	100
(195,000)	Singapore Dollar	04/15/15	(140,164)	(1,876)
(185,000)	Singapore Dollar	04/15/15	(133,354)	(1,401)
(170,000)	Singapore Dollar	04/15/15	(124,330)	500
(160,000)	Singapore Dollar	04/15/15	(117,349)	803
(150,000)	Singapore Dollar	04/15/15	(108,822)	(439)
(60,000)	Singapore Dollar	04/15/15	(43,817)	112
(35,000)	Singapore Dollar	04/15/15	(25,206)	(289)
(15,000)	Singapore Dollar	04/15/15	(10,915)	(11)
(15,000)	Singapore Dollar	04/15/15	(10,792)	(134)
100,000	Singapore Dollar	04/15/15	72,057	784
225,000	Singapore Dollar	04/15/15	161,637	2,255
235,000	Singapore Dollar	04/15/15	171,917	(741)
650,000	Singapore Dollar	04/15/15	468,079	5,387
				$(30,033)

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of March 31, 2015.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Exchange Traded Product	$2,828,091	$-	$-	$2,828,091
Money Market Fund	-	188,894	-	188,894
Put Options Purchased	-	19,940	-	19,940
Total Investments At Value	$2,828,091	$208,834	$-	$3,036,925
Other Financial Instruments**
Forward Currency Contracts	-	288,275	-	288,275
Total Assets	$2,828,091	$497,109	$-	$3,325,200
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$-	$(318,308)	$-	$(318,308)
Total Liabilities	$-	$(318,308)	$-	$(318,308)

See Notes to Financial Statements.	17

**Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at the unrealized appreciation (depreciation) at year end.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2015.

PORTFOLIO HOLDINGS
% of Net Assets
Exchange Traded Product	93.7%
Money Market Fund	6.2%
Put Options Purchased	0.7%
Net Unrealized Loss of Forward Currency Contracts	-1.0%
Other Assets and Liabilities, Net	0.4%
100.0%

See Notes to Financial Statements.	18

STATEMENTS OF ASSETS AND LIABILITIES	MARCH 31, 2015

		MERK HARD CURRENCY FUND	MERK ASIAN CURRENCY FUND	MERK ABSOLUTE RETURN CURRENCY FUND	MERK CURRENCY ENHANCED U.S. EQUITY FUND
	ASSETS
Investments, at value (Cost $122,704,958, $18,805,634, $44,688,960 and $1,877,376, respectively)		$113,341,416	$18,616,802	$41,872,643	$3,036,925
	Investments in affiliated issuers, at value (Cost $32,588,125, $0,$0 and $0, repectively)	29,828,872	-	-	-
	Total investments, at value (Cost $155,293,083, $18,805,634, $44,688,960 and $1,877,376, respectively)	143,170,288	18,616,802	41,872,643	3,036,925
	Deposits with brokers	55,965	-	-	-
	Foreign currency (Cost $11,640,011, $5,438,881, $277,766 and $0, respectively)	11,552,223	5,424,904	275,592	-
	Receivables:
	Fund shares sold	160,946	19	16,137	972
	Investment securities sold	900,000	-	127,689	-
	Dividends and interest	1,140,836	29,432	424,722	12,754
	Unrealized gain on forward currency contracts	-	162,942	4,320,242	288,275
	Total Assets	156,980,258	24,234,099	47,037,025	3,338,926

	LIABILITIES
	Unrealized loss on forward currency contracts	166,397	21,001	5,014,849	318,308
	Payables:
	Investment securities purchased	902,048	-	-	-
	Fund shares redeemed	303,829	33,878	43,233	-
	Variation margin	2,940	-	-	-
	Accrued Liabilities:
Adviser	Investment adviser fees	93,722	6,572	29,215	84
	Distribution fees	28,013	3,705	5,368	616
	Other expenses	6,896	1,030	1,954	869
	Total Liabilities	1,503,845	66,186	5,094,619	319,877

	NET ASSETS	$155,476,413	$24,167,913	$41,942,406	$3,019,049

	COMPONENTS OF NET ASSETS
	Paid-in capital	$196,410,290	$24,424,625	$45,161,429	$1,772,896
	Undistributed (distributions in excess of) net investment income	(20,345,926)	(186,279)	318,405	(77,595)
	Accumulated net realized gain (loss)	(8,131,378)	(9,588)	(1,235)	194,233
	Net unrealized appreciation (depreciation)	(12,456,573)	(60,845)	(3,536,193)	1,129,515
	NET ASSETS	$155,476,413	$24,167,913	$41,942,406	$3,019,049

	SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
	Investor Shares	13,322,714	1,840,588	2,764,261	177,571
	Institutional Shares	3,038,720	696,825	2,025,688	12,188
	NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
	Investor Shares (based on net assets of $126,449,070, $17,488,059, $24,112,976 and $2,823,513, respectively)	$9.49	$9.50	$8.72	$15.90
	Institutional Shares (based on net assets of $29,027,343, $6,679,854, $17,829,430 and $195,536, respectively)	$9.55	$9.59	$8.80	$16.04

See Notes to Financial Statements.	19

STATEMENTS OF OPERATIONS	YEAR ENDED MARCH 31, 2015

MERK HARD CURRENCY FUND	MERK ASIAN CURRENCY FUND	MERK ABSOLUTE RETURN CURRENCY FUND	MERK CURRENCY ENHANCED U.S. EQUITY FUND
INVESTMENT INCOME
Dividend income	$120	$33	$131	$77,786
Interest income (Net of foreign withholding taxes of $0, $684, $6,970 and $0, respectively)	1,438,077	364,068	317,160	22
Total Investment Income	1,438,197	364,101	317,291	77,808
Adviser
EXPENSES
Investment adviser fees	2,474,291	315,112	408,140	31,815
Non 12b-1 shareholder servicing fees:
Investor Shares	99,762	10,803	11,488	-
Institutional Shares	23,956	4,953	8,920	-
Distribution fees:
Investor Shares	498,796	54,014	57,437	6,357
Operating expenses	-	-	-	14,582
Interest expense	-	0	40	0	-	0	-	0
Total Expenses	3,096,805	384,922	485,985	52,754
Fees waived	(137,205)	-	-	-
Net Expenses	2,959,600	384,922	485,985	52,754

NET INVESTMENT INCOME (LOSS)	(1,521,403)	(20,821)	(168,694)	25,054

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated issuers	(30,931,695)	39,481	(4,146,043)	245,436
Investments in affiliated issuers	(451,028)	-	-	-
Foreign currency transactions	(2,534,473)	502,816	4,379,908	(161,411)
Futures	(357,310)	-	-	(38,265)
Net realized gain (loss)	(34,274,506)	542,297	233,865	45,760
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(3,000,028)	(260,638)	(2,560,991)	86,384
Investments in affiliated issuers	(2,759,253)	-	-	-
Foreign currency translations	(698,121)	(3,856)	(885,834)	(37,752)
Futures	105,780	-	-	(1,550)
Net change in unrealized appreciation (depreciation)	(6,351,622)	(264,494)	(3,446,825)	47,082
NET REALIZED AND UNREALIZED GAIN (LOSS)	(40,626,128)	277,803	(3,212,960)	92,842
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(42,147,531)	$256,982	$(3,381,654)	$117,896

See Notes to Financial Statements.	20

STATEMENTS OF CHANGES IN NET ASSETS

MERK HARD CURRENCY FUND	MERK ASIAN CURRENCY FUND
For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014
OPERATIONS
Net investment loss	$(1,521,403)	$(2,809,918)	$(20,821)	$(147,214)
Net realized gain (loss)	(34,274,506)	8,306,040	542,297	(654,682)
Net change in unrealized appreciation (depreciation)	(6,351,622)	(7,681,606)	(264,494)	355,280
Increase (Decrease) in Net Assets Resulting from Operations	(42,147,531)	(2,185,484)	256,982	(446,616)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(1,673,443)	(4,920,661)	-	-
Institutional Shares	(422,330)	(1,381,052)	-	-
Net realized gain:
Investor Shares	-	(2,924,926)	-	-
Institutional Shares	-	(745,452)	-	-
Total Distributions to Shareholders	(2,095,773)	(9,972,091)	-	-

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	25,771,773	54,152,584	1,127,113	4,035,908
Institutional Shares	14,828,359	21,929,584	130,084	1,351,749
Reinvestment of distributions:
Investor Shares	1,556,133	7,323,902	-	-
Institutional Shares	408,745	2,070,656	-	-
Redemption of shares:
2	Investor Shares	(118,670,153)	(262,661,086)	(8,781,429)	(16,366,659)
4	Institutional Shares	(33,879,813)	(41,219,905)	(5,547,125)	(9,930,825)
Decrease in Net Assets from Capital Share Transactions	(109,984,956)	(218,404,265)	(13,071,357)	(20,909,827)
Decrease in Net Assets	(154,228,260)	(230,561,840)	(12,814,375)	(21,356,443)

NET ASSETS
Beginning of Year	309,704,673	540,266,513	36,982,288	58,338,731
End of Year (Including line (a))	$155,476,413	$309,704,673	$24,167,913	$36,982,288

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	2,359,037	4,607,147	118,318	425,395
Institutional Shares	1,327,748	1,857,370	13,520	141,546
Reinvestment of distributions:
Investor Shares	135,316	632,155	-	-
Institutional Shares	35,389	178,062	-	-
Redemption of shares:
Investor Shares	(11,053,749)	(22,369,660)	(926,666)	(1,725,935)
Institutional Shares	(3,165,083)	(3,515,336)	(580,945)	(1,037,996)
Decrease in Shares	(10,361,342)	(18,610,262)	(1,375,773)	(2,196,990)
(a)	Undistributed (distributions in excess of) net investment income	$(20,345,926)	$1,812,581	$(186,279)	$(726,459)

See Notes to Financial Statements.	21

STATEMENTS OF CHANGES IN NET ASSETS

MERK ABSOLUTE RETURN CURRENCY FUND	MERK CURRENCY ENHANCED U.S. EQUITY FUND
For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014
OPERATIONS
Net investment income (loss)	$(168,694)	$(112,916)	$25,054	$29,784
Net realized gain	233,865	1,008,708	45,760	182,666
Net change in unrealized appreciation (depreciation)	(3,446,825)	428,270	47,082	616,417
Increase (Decrease) in Net Assets Resulting from Operations	(3,381,654)	1,324,062	117,896	828,867

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(477,971)	(408,334)	(36,899)	(64,790)
Institutional Shares	(265,320)	(232,985)	(47,087)	(112,159)
Net realized gain:
Investor Shares	-	-	(11,021)	(2,443)
Institutional Shares	-	-	(6,528)	(4,479)
Total Distributions to Shareholders	(743,291)	(641,319)	(101,535)	(183,871)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	19,802,199	18,111,490	2,348,313	1,648,014
Institutional Shares	20,141,007	11,638,473	-	-
Reinvestment of distributions:
Investor Shares	409,678	350,356	45,411	63,078
Institutional Shares	261,019	232,117	53,615	116,637
Redemption of shares:
2	Investor Shares	(16,887,682)	(6,653,202)	(1,282,195)	(976,204)
4	Institutional Shares	(12,751,655)	(6,122,169)	(2,414,182)	(50,000)
Increase (Decrease) in Net Assets from Capital Share Transactions	10,974,566	17,557,065	(1,249,038)	801,525
Increase (Decrease) in Net Assets	6,849,621	18,239,808	(1,232,677)	1,446,521

NET ASSETS
Beginning of Year	35,092,785	16,852,977	4,251,726	2,805,205
End of Year (Including line (a))	$41,942,406	$35,092,785	$3,019,049	$4,251,726

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	2,153,525	1,909,414	144,345	110,998
Institutional Shares	2,164,257	1,214,395	-	-
Reinvestment of distributions:
Investor Shares	44,725	36,802	2,820	4,035
Institutional Shares	28,341	24,255	3,323	7,434
Redemption of shares:
Investor Shares	(1,848,924)	(701,065)	(79,006)	(67,497)
Institutional Shares	(1,427,427)	(642,132)	(148,765)	(3,718)
Increase (Decrease) in Shares	1,114,497	1,841,669	(77,283)	51,252
(a)	Undistributed (distributions in excess of) net investment income	$318,405	$527,131	$(77,595)	$69,147

See Notes to Financial Statements.	22

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
For the Years Ended March 31,
MERK HARD CURRENCY FUND	2015	2014	2013	2012	2011
INVESTOR SHARES
NET ASSET VALUE, Beginning of Year	$11.58	$11.91	$12.04	$12.58	$11.75
INVESTMENT OPERATIONS
Net investment income (loss) (a)	(0.07)	(0.09)	(0.04)	—	(b)	0.01
Net realized and unrealized gain (loss)	(1.94)	0.09	(c)	0.02	(c)	(0.22)	1.07
Total from Investment Operations	(2.01)	—	(0.02)	(0.22)	1.08
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.08)	(0.21)	—	(0.15)	(0.12)
Net realized gain	—	(0.12)	(0.11)	(0.17)	(0.13)
Total Distributions to Shareholders	(0.08)	(0.33)	(0.11)	(0.32)	(0.25)
NET ASSET VALUE, End of Year	$9.49	$11.58	$11.91	$12.04	$12.58
TOTAL RETURN	(17.47)%	0.08%	(0.15)%	(1.68)%	9.39%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$126,449	$253,432	$464,720	$468,130	$378,289
Ratios to Average Net Assets:
Net investment income (loss)	(0.66)%	(0.76)%	(0.30)%	(0.01)%	0.09%
Net expenses	1.24%	1.30%	1.30%	1.30%	1.30%
Gross expenses	1.30	%(d)	1.30%	1.30%	1.30%	1.30%
PORTFOLIO TURNOVER RATE(e)	116%	45%	56%	94%	49%

For the Years Ended March 31,	April 1, 2010 (f) through
INSTITUTIONAL SHARES	2015	2014	2013	2012	March 31, 2011
NET ASSET VALUE, Beginning of Period	$11.62	$11.95	$12.05	$12.59	$11.81
INVESTMENT OPERATIONS
Net investment income (loss) (a)	(0.05)	(0.06)	(0.02)	0.03	0.05
Net realized and unrealized gain (loss)	(1.93)	0.10	(c)	0.03	(c)	(0.23)	1.01
Total from Investment Operations	(1.98)	0.04	0.01	(0.20)	1.06
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.09)	(0.25)	—	(0.17)	(0.15)
Net realized gain	—	(0.12)	(0.11)	(0.17)	(0.13)
Total Distributions to Shareholders	(0.09)	(0.37)	(0.11)	(0.34)	(0.28)
NET ASSET VALUE, End of Period	$9.55	$11.62	$11.95	$12.05	$12.59
TOTAL RETURN	(17.18)%	0.38%	0.10%	(1.49)%	9.21	%(g)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$29,027	$56,273	$75,547	$83,055	$94,878
Ratios to Average Net Assets:
Net investment income (loss)	(0.41)%	(0.52)%	(0.15)%	0.26%	0.35	%(h)
Net expenses	0.99%	1.05%	1.05%	1.05%	1.05	%(h)
Gross expenses	1.05	%(d)	1.05%	1.05%	1.05%	1.05	%(h)
PORTFOLIO TURNOVER RATE(e)	116%	45%	56%	94%	49	%(g)

(a)	Calculated based on average shares outstanding during each period.
(b)	Less than $0.01 per share.
(c)
The net realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statment of Operations, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to fluctuating market values fo the Fund's portfolio.

(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(e)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Commencement of operations.
(g)	Not annualized
(h)	Annualized.

See Notes to Financial Statements.	23

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Years Ended March 31,
MERK ASIAN CURRENCY FUND	2015	2014	2013	2012	2011
INVESTOR SHARES
NET ASSET VALUE, Beginning of Year	$9.43	$9.53	$9.52	$9.74	$9.63
INVESTMENT OPERATIONS
Net investment loss (a)	(0.01)	(0.04)	(0.10)	(0.11)	(0.11)
Net realized and unrealized gain (loss)	0.08	(0.06)	0.11	(0.01)	0.37
Total from Investment Operations	0.07	(0.10)	0.01	(0.12)	0.26
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	—	—	(0.10)	(0.15)
Net realized gain	—	—	—	—	— (b)
Total Distributions to Shareholders	—	—	—	(0.10)	(0.15)
NET ASSET VALUE, End of Year	$9.50	$9.43	$9.53	$9.52	$9.74
TOTAL RETURN	0.74%	(1.05)%	0.11%	(1.28)%	2.74%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$17,488	$24,982	$37,655	$64,667	$82,711
Ratios to Average Net Assets:
Net investment loss	(0.13)%	(0.41)%	(1.00)%	(1.18)%	(1.12)%
Net expenses	1.30%	1.30%	1.30%	1.30%	1.30%
Gross expenses	1.30%	1.30%	1.30%	1.30%	1.30%
PORTFOLIO TURNOVER RATE(c)	32%	0%	0%	0%	0%

	For the Years Ended March 31,				April 1, 2010 (d) through
INSTITUTIONAL SHARES	2015	2014	2013	2012	March 31, 2011
NET ASSET VALUE, Beginning of Period	$9.49	$9.57	$9.54	$9.74	$9.63
INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.01	(0.02)	(0.07)	(0.09)	(0.08)
Net realized and unrealized gain (loss)	0.09	(0.06)	0.10	(0.01)	0.37
Total from Investment Operations	0.10	(0.08)	0.03	(0.10)	0.29
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	—	—	(0.10)	(0.18)
Net realized gain	—	—	—	—	—	(b)
Total Distributions to Shareholders	—	—	—	(0.10)	(0.18)
NET ASSET VALUE, End of Period	$9.59	$9.49	$9.57	$9.54	$9.74
TOTAL RETURN	1.05%	(0.84)%	0.31%	(1.01)%	3.00	%(e)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$6,680	$12,000	$20,684	$29,904	$22,835
Ratios to Average Net Assets:
Net investment income (loss)	0.08%	(0.16)%	(0.75)%	(0.94)%	(0.86	)%(f)
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05	%(f)
Gross expenses	1.05%	1.05%	1.05%	1.05%	1.05	%(f)
PORTFOLIO TURNOVER RATE(c)	32%	0%	0%	0%	0	%(e)

(a)	Calculated based on average shares outstanding during each period.
(b)	Less than $0.01 per share.
(c)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Commencement of operations.
(e)	Not annualized.
(f)	Annualized.

See Notes to Financial Statements.	24

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Years Ended March 31,
MERK ABSOLUTE RETURN CURRENCY FUND	2015	2014	2013	2012	2011
INVESTOR SHARES
NET ASSET VALUE, Beginning of Year	$9.53	$9.18	$9.37	$10.27	$9.77
INVESTMENT OPERATIONS
Net investment loss (a)	(0.05)	(0.05)	(0.09)	(0.11)	(0.11)
Net realized and unrealized gain (loss)	(0.57)	0.57	(0.10)	(0.66)	0.75
Total from Investment Operations	(0.62)	0.52	(0.19)	(0.77)	0.64
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.19)	(0.17)	—	(0.13)	(0.14)
Net realized gain	—	—	—	—	— (b)
Total Distributions to Shareholders	(0.19)	(0.17)	—	(0.13)	(0.14)
NET ASSET VALUE, End of Year	$8.72	$9.53	$9.18	$9.37	$10.27
TOTAL RETURN	(6.59)%	5.68%	(2.03)%	(7.57)%	6.52%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$24,113	$23,016	$10,733	$19,662	$24,568
Ratios to Average Net Assets:
Net investment loss	(0.53)%	(0.53)%	(0.98)%	(1.18)%	(1.11)%
Net expenses	1.30%	1.30%	1.30%	1.30%	1.30%
Gross expenses	1.30%	1.30%	1.30%	1.30%	1.30%
PORTFOLIO TURNOVER RATE(c)	58%	0%	0%	0%	0%

	For the Years Ended March 31,				April 1, 2010 (d) through
INSTITUTIONAL SHARES	2015	2014	2013	2012	March 31, 2011
NET ASSET VALUE, Beginning of Period	$9.58	$9.22	$9.39	$10.28	$9.82
INVESTMENT OPERATIONS
Net investment loss (a)	(0.02)	(0.03)	(0.06)	(0.09)	(0.09)
Net realized and unrealized gain (loss)	(0.56)	0.58	(0.11)	(0.67)	0.71
Total from Investment Operations	(0.58)	0.55	(0.17)	(0.76)	0.62
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.20)	(0.19)	—	(0.13)	(0.16)
Net realized gain	—	—	—	—	—	(b)
Total Distributions to Shareholders	(0.20)	(0.19)	—	(0.13)	(0.16)
NET ASSET VALUE, End of Period	$8.80	$9.58	$9.22	$9.39	$10.28
TOTAL RETURN	(6.18)%	5.94%	(1.81)%	(7.41)%	6.33	%(e)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$17,829	$12,077	$6,120	$5,578	$4,813
Ratios to Average Net Assets:
Net investment loss	(0.27)%	(0.28)%	(0.67)%	(0.94)%	(0.86	)%(f)
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05	%(f)
Gross expenses	1.05%	1.05%	1.05%	1.05%	1.05	%(f)
PORTFOLIO TURNOVER RATE(c)	58%	0%	0%	0%	0	%(e)

(a)	Calculated based on average shares outstanding during each period.
(b)	Less than $0.01 per share.
(c)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Commencement of operations.
(e)	Not annualized.
(f)	Annualized.

See Notes to Financial Statements.	25

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Years Ended March 31,			September 12, 2011 (a) through
MERK CURRENCY ENHANCED U.S. EQUITY FUND	2015	2014	2013	March 31, 2012
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$15.88	$12.96	$11.89	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.09	0.12	0.10	0.07
Net realized and unrealized gain	0.28	3.54	1.18	2.00
Total from Investment Operations	0.37	3.66	1.28	2.07
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.29)	(0.71)	(0.08)	(0.07)
Net realized gain	(0.06)	(0.03)	(0.13)	(0.11)
Total Distributions to Shareholders	(0.35)	(0.74)	(0.21)	(0.18)
NET ASSET VALUE, End of Period	$15.90	$15.88	$12.96	$11.89
TOTAL RETURN	2.29%	28.40%	11.09%	20.99	%(c)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$2,824	$1,737	$802	$474
Ratios to Average Net Assets:(d)
Net investment income (e)	0.54%	0.80%	0.88%	1.26	%(f)
Net expenses	1.30%	1.30%	1.30%	1.30	%(f)
Gross expenses	1.30%	1.30%	1.30%	1.30	%(f)
PORTFOLIO TURNOVER RATE	28%	17%	20%	0	%(c)

	For the Years Ended March 31,			September 12, 2011 (a) through
INSTITUTIONAL SHARES	2015	2014	2013	March 31, 2012
NET ASSET VALUE, Beginning of Period	$15.95	$13.01	$11.91	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.10	0.13	0.13	0.09
Net realized and unrealized gain	0.35	3.58	1.19	2.00
Total from Investment Operations	0.45	3.71	1.32	2.09
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.30)	(0.74)	(0.09)	(0.07)
Net realized gain	(0.06)	(0.03)	(0.13)	(0.11)
Total Distributions to Shareholders	(0.36)	(0.77)	(0.22)	(0.18)
NET ASSET VALUE, End of Period	$16.04	$15.95	$13.01	$11.91
TOTAL RETURN	2.78%	28.67%	11.42%	21.28	%(c)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$196	$2,515	$2,003	$1,798
Ratios to Average Net Assets:(d)
Net investment income (e)	0.60%	0.91%	1.14%	1.58	%(f)
Net expenses	1.05%	1.05%	1.05%	1.05	%(f)
Gross expenses	1.05%	1.05%	1.05%	1.05	%(f)
PORTFOLIO TURNOVER RATE	28%	17%	20%	0	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Not annualized.
(d)
The ratios of expenses and net investment income to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companines in which the Fund invests.

(e)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investments in which the Fund invests.
(f)	Annualized.

See Notes to Financial Statements.	26

NOTES TO FINANCIAL STATEMENTS	MARCH 31, 2015

Note 1. Organization

The Merk Asian Currency Fund, Merk Absolute Return Currency Fund and Merk Currency Enhanced U.S. Equity Fund (individually, a “Fund” and, collectively the “Funds”) are diversified portfolios of Forum Funds (the “Trust”). The Merk Hard Currency Fund (individually included in the defined term, “Fund” and, collectively included in the defined term, “Funds”) is a non-diversified portfolio of the Trust. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The Merk Hard Currency Fund seeks to profit from a rise in hard currencies relative to the U.S. dollar. The Merk Asian Currency Fund seeks to profit from a rise in Asian currencies relative to the U.S. dollar. The Merk Absolute Return Currency Fund seeks to generate positive absolute returns by investing in securities and instruments that create exposure to currencies. The Merk Currency Enhanced U.S. Equity Fund seeks to generate total return by investing in securities and instruments that create exposure to U.S. equities and currencies.  The Merk Hard Currency Fund Investor Shares and Institutional Shares commenced operations on May 10, 2005 and April 1, 2010, respectively.  The Merk Asian Currency Fund Investor Shares and Institutional Shares commenced operations on April 1, 2008 and April 1, 2010, respectively. The Merk Absolute Return Currency Fund Investor Shares and Institutional Shares commenced operations on September 9, 2009 and April 1, 2010, respectively.  The Merk Currency Enhanced U.S. Equity Fund Investor Shares and Institutional Shares commenced operations on September 12, 2011.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value (“NAV”). Exchange-traded options for which the last quoted sale price is outside the closing bid and ask price, will be valued at the mean of the closing bid and ask price. Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Forward currency contracts are generally valued at the mean of bid and ask prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different Net Asset Value ("NAV") than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

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Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of March 31, 2015, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

The values of each individual forward currency contract outstanding as of March 31, 2015, are disclosed in each Fund’s Schedule of Investments.

Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

The values of each individual purchased option outstanding as of March 31, 2015, are disclosed in each applicable Fund’s Schedule of Investments.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the

28

Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2015, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – Merk Investments LLC (the “Adviser”) is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Merk Hard Currency Fund, Merk Asian Currency Fund and Merk Absolute Return Currency Fund at an annual rate of 1.00% of each Fund’s average daily net assets.  Pursuant to an investment advisory agreement and an operating services agreement, the Adviser receives an advisory fee and an operational services fee, at annual rates of 0.72% and 0.33%, respectively, on the Merk Currency Enhanced U.S. Equity Fund’s average daily net assets.

Under the terms of the Investment Advisory Agreement for the Merk Hard Currency Fund, Merk Asian Currency Fund and Merk Absolute Return Currency Fund and the Operating Services Agreement for Merk Currency Enhanced U.S. Equity Fund, the Adviser is obligated to pay all expenses of each Fund except any expenses it is authorized to pay under Rule 12b-1, brokerage costs, commissions, borrowing costs, taxes, the non 12b-1 shareholder servicing fees, acquired fund fees and expenses and extraordinary and non-recurring expenses.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) for Investor Shares of the Funds in accordance with Rule 12b-1 of the Act. Under the Plan, the Funds pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of each Fund’s Investor Shares for the marketing of fund shares and for services provided to shareholders.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Note 4. Fees Waived

During this period, Merk Hard Currency Fund invested in Merk Gold Trust, an Exchange Traded Product sponsored by the Adviser.  As of March 31, 2015, Merk Hard Currency Fund owned approximately 47.1% of Merk Gold Trust.  The Adviser has agreed to waive fees in an amount equal to the fee it receives from Merk Gold Trust based on Merk Hard Currency Fund’s investment in Merk Gold Trust (NYSE:OUNZ).  For the year ended March 31, 2015, the Adviser waived fees of $137,205 for Merk Hard Currency Fund.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended March 31, 2015, were as follows:

	Purchases	Sales
Merk Hard Currency Fund	$74,744,473	$107,019,486
Merk Asian Currency Fund	5,505,430	1,082,392
Merk Absolute Return Currency Fund	3,847,761	1,577,995
Merk Currency Enhanced U.S. Equity Fund	1,125,908	2,674,622

Note 6. Summary of Derivative Activity

The volume of open derivative positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the year ended March 31, 2015 for any derivative type that was held during the year is as follows:

29

Merk Hard Currency	Merk Asian Currency	Merk Absolute Return Currency	Merk Currency Enhanced U.S. Equity
Forward Currency Contracts	$1,102,505,652	$583,358,564	$10,504,578,559	$1,092,095,780
Futures	15,605,425	-	-	2,410,005
Purchased Options	-	-	-	99,677

Each Fund’s use of derivatives during the year ended March 31, 2015, was limited to futures, forward currency contracts and purchased options.

Following is a summary of the effect of derivatives on the Statements of Assets and Liabilities for each Fund as of March 31, 2015:

Merk Hard Currency Fund
Location:	Currency Contracts	Commodity Contracts
Liability derivatives:
Payable – variation margin	$-	$(2,940)
Unrealized loss on forward currency contracts	(166,397)	-
Total Liability derivatives	$(166,397)	$(2,940)

Merk Asian Currency Fund
Location:	Currency Contracts
Asset derivatives:
Unrealized gain on forward currency contracts	$162,942

Liability derivatives:
Unrealized loss on forward currency contracts	$(21,001)

Merk Absolute Return Currency Fund
Location:	Currency Contracts
Asset derivatives:
Unrealized gain on forward currency contracts	$4,320,242

Liability derivatives:
Unrealized loss on forward currency contracts	$(5,014,849)

Merk Currency Enhanced U.S. Equity Fund
Location:	Currency Contracts	Equity Contracts
Asset derivatives:
Total investments, at value	$-	$19,940
Unrealized gain on forward currency contracts	288,275	-
Total asset derivatives	$288,275	$19,940

Liability derivatives:
Unrealized loss on forward currency contracts	$(318,308)	$-

Realized and unrealized gains and losses on derivatives contracts during the year ended March 31, 2015, by each Fund are recorded in the following locations on the Statements of Operations:

Merk Hard Currency Fund
Location:	Currency Contracts	Commodity Contracts
Net realized gain (loss) on:
Futures	$-	$(357,310)
Foreign currency transactions	(747,565)	-
Total net realized gain (loss)	$(747,565)	$(357,310)

Net change in unrealized appreciation (depreciation) on:
Futures	$-	$105,780
Foreign currency translations	(449,520)	-
Total net change in unrealized appreciation (depreciation)	$(449,520)	105,780

30

Merk Asian Currency Fund
Location:	Currency Contracts
Net realized gain (loss) on:
Foreign currency transactions	$610,929

Net change in unrealized appreciation (depreciation) on:
Foreign currency translations	$16,047

Merk Absolute Return Currency Fund
Location:	Currency Contracts
Net realized gain (loss) on:
Foreign currency transactions	$4,606,676

Net change in unrealized appreciation (depreciation) on:
Foreign currency translations	$(852,277)

Merk Currency Enhanced U.S. Equity Fund
Location:	Currency Contracts	Commodity Contracts	Equity Contracts
Net realized gain (loss) on:
Futures	$-	$(38,265)	$-
Investments in unaffiliated issuers	-	-	(77,567)
Foreign currency transactions	(161,411)	-	-
Total net realized gain (loss)	$(161,411)	$(38,265)	(77,567)

Net change in unrealized appreciation (depreciation) on:
Futures	$-	$(1,550)	$-
Investments	-	-	(2,170)
Foreign currency translations	(37,752)	-	-
Total net change in unrealized appreciation (depreciation)	$(37,752)	$(1,550)	(2,170)

Asset (Liability) amounts shown in the table below represent amounts for derivative related investments for each Fund at March 31, 2015. These amounts may be collateralized by cash or financial instruments.

	Gross Asset (Liability) as Presented in the Statements of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged**	Net Amount
Merk Hard Currency Fund
Liabilities:
Over-the-counter derivatives*	$(169,337)	$166,397	$2,940	$-
Merk Asian Currency Fund
Assets:
Over-the-counter derivatives*	$162,942	$-	$-	$162,942
Liabilities:
Over-the-counter derivatives*	(21,001)	21,001	-	-
Merk Absolute Return Currency Fund
Assets:
Over-the-counter derivatives*	$4,320,242	$-	$-	$4,320,242
Liabilities:
Over-the-counter derivatives*	(5,014,849)	5,014,849	-	-
Merk Currency Enhanced U.S. Equity Fund
Assets:
Over-the-counter derivatives*	$308,215	$-	$-	$308,215
Liabilities:
Over-the-counter derivatives*	(318,308)	318,308	-	-

*
Over-the-counter derivatives may consist of forward currency contracts, purchased options contracts and futures contracts.  The amounts disclosed above represent the exposure to one or more counterparties.  For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Schedule of Investments.

**
The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.

31

Note 7. Federal Income Tax

Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Merk Hard Currency Fund
2015	$2,095,773	$-	$2,095,773
2014	6,301,780	3,670,311	9,972,091
Merk Absolute Return Currency Fund
2015	743,291	-	743,291
2014	641,319	-	641,319
Merk Currency Enhanced U.S. Equity Fund
2015	86,794	14,741	101,535
2014	177,852	6,019	183,871

As of March 31, 2015, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total
Merk Hard Currency Fund	$-	$(22,491,554)	$(18,442,323)	$(40,933,877)
Merk Asian Currency Fund	-	(70,763)	(185,949)	(256,712)
Merk Absolute Return Currency Fund	-	(447,386)	(2,771,637)	(3,219,023)
Merk Currency Enhanced U.S. Equity Fund	228,214	(112,679)	1,130,618	1,246,153

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to grantor trust adjustments, futures contracts, forward contracts, straddles and wash sales.

For tax purposes, the current year post-October loss was $417,440 and $9,588 for Merk Hard Currency Fund and Merk Asian Currency Fund, respectively, and the current deferred late year ordinary loss was $20,514,371, $61,175, $446,151 and $112,679 for Merk Hard Currency Fund, Merk Asian Currency Fund, Merk Absolute Return Currency Fund and Merk Currency Enhanced U.S. Equity Fund, respectively (realized during the period November 1, 2014 through March 31, 2015). These losses will be recognized for tax purposes on the first business day of each Fund’s next fiscal year, April 1, 2015.

As of March 31, 2015, the Funds had the following available short term and long term capital loss carry forwards that have no expiration date:

	Short Term	Long Term
Merk Hard Currency Fund	$-	$1,559,743
Merk Absolute Return Currency Fund	1,235	-

On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2015. The following reclassifications were the result of currency gain/loss reclassification, grantor trust adjustments and net operating losses and have no impact on the net assets of each Fund.

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in-Capital

Merk Hard Currency Fund	$(18,541,331)	$28,030,673	$(9,489,342)
Merk Asian Currency Fund	561,001	(551,885)	(9,116)
Merk Absolute Return Currency Fund	703,259	(235,050)	(468,209)
Merk Currency Enhanced U.S. Equity Fund	(87,810)	161,410	(73,600)

Note 8. Underlying Investments in Other Pooled Investment Vehicles

The Merk Hard Currency Fund currently invests a portion of its assets in the Merk Gold Trust.  The Merk Currency Enhanced U. S. Equity Fund currently invests a portion of its assets in the SPDR S&P 500 ETF Trust.  The Merk Hard Currency Fund and the Merk Currency Enhanced U.S. Equity Fund may eliminate its investments at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders.

The performance of the Merk Hard Currency Fund and the Merk Currency Enhanced U.S. Equity Fund may be directly affected by the performance of the the Merk Gold Trust and the SPDR S&P 500 ETF Trust, respectively.  The financial statements of the Merk Gold Trust and SPDR S&P 500 ETF Trust, including the portfolios of investments, can be found at the Merk Funds website www.merkfunds.com and the SPDR ETF Trust’s website www.spdrs.com, respectively, or the Securities and Exchange Commission’s

32

website www.sec.gov and should be read in conjunction with the Merk Hard Currency Fund and the Merk Currency Enhanced U.S. Equity Fund’s financial statements.  As of March 31, 2015 the percentage of the Merk Hard Currency Fund’s net assets invested in the Merk Gold Trust was 19.2% and the Merk Currency Enhanced U.S. Equity Fund’s net assets invested in the SPDR S&P 500 ETF Trust was 93.7%.

Note 9. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

33

REPORT OF INDEPENDENT REGISTERED	MARCH 31, 2015
PUBLIC ACCOUNTING FIRM

To the Shareholders of Merk Hard Currency Fund,
Merk Asian Currency Fund, Merk Absolute Return Currency Fund
and Merk Currency Enhanced U.S. Equity Fund
and the Board of Trustees of Forum Funds

We have audited the accompanying statements of assets and liabilities of the Merk Hard Currency Fund, Merk Asian Currency Fund, Merk Absolute Return Currency Fund and Merk Currency Enhanced U.S. Equity Fund (the "Funds"), each a series of shares of beneficial interest in the Forum Funds, including the schedules of investments, as of March 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2015 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merk Hard Currency Fund, Merk Asian Currency Fund, Merk Absolute Return Currency Fund and Merk Currency Enhanced U.S. Equity Fund as of March 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 28, 2015

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ADDITIONAL INFORMATION (UNAUDITED)	MARCH 31, 2015

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (866) 637-5386 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 637-5386 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014, through March 31, 2015.

Actual Expenses – The first line under each Fund of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each Fund of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	October 1, 2014	March 31, 2015	Period*	Ratio*
Merk Hard Currency
Investor Shares
Actual	$1,000.00	$877.08	$5.71	1.22%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.85	$6.14	1.22%
Institutional Shares
Actual	$1,000.00	$877.76	$4.54	0.97%
Hypothetical (5% return before taxes)	$1,000.00	$1,020.09	$4.89	0.97%

Merk Asian Currency
Investor Shares
Actual	$1,000.00	$1,003.17	$6.49	1.30%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.45	$6.54	1.30%
Institutional Shares
Actual	$1,000.00	$1,005.24	$5.25	1.05%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.70	$5.29	1.05%

35

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	October 1, 2014	March 31, 2015	Period*	Ratio*
Merk Absolute Return Currency
Investor Shares
Actual	$1,000.00	$935.62	$6.27	1.30%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.45	$6.54	1.30%
Institutional Shares
Actual	$1,000.00	$937.16	$5.07	1.05%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.70	$5.29	1.05%

Merk Currency Enhanced U.S. Equity
Investor Shares
Actual	$1,000.00	$973.99	$6.40	1.30%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.45	$6.54	1.30%
Institutional Shares
Actual	$1,000.00	$976.60	$5.17	1.05%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.70	$5.29	1.05%

*
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half year period.

Federal Tax Status of Dividends Declared during the Fiscal Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Merk Absolute Return Currency Fund designates 0.21% of its income distributions as qualified interest income exempt from U.S. tax for foreign shareholders (QII) and the Merk Currency Enhanced U.S. Equity Fund designates 0.01% of its income distributions as QII and 3.24% of its income distributions as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Each Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (866) 637-5386.

36

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003; formerly, Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) 1995-2002.	27	None
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	27	None
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	27	None
David Tucker Born: 1958	Trustee; Vice Chairman	Since 2011 (Vice Chairman since 2015)	Director, Blue Sky Experience since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	37	Trustee, Forum Funds II and Forum ETF Trust
Interested Trustee
John Y. Keffer2 Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	37	Director, Wintergreen Fund, Inc.; Trustee, Forum Funds II, Forum ETF Trust and ALTMFX Trust
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Associate Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
1The Fund Complex includes the Trust, Forum Funds II and Forum ETF Trust and is overseen by different Boards of Trustees.
2Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

37

FOR MORE INFORMATION

INVESTMENT ADVISER
Merk Investments LLC
555 Bryant Street #455
Palo Alto, CA 94301
www.merkfunds.com

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding each Fund's risks, objectives, fees and expenses, experience of its management and other information.

MERK® MUTUAL FUNDS

MERK HARD CURRENCY FUND®

MERK ASIAN CURRENCY FUND®

MERK ABSOLUTE RETURN CURRENCY FUND®

MERK CURRENCY ENHANCED U.S. EQUITY FUND®

P.O. BOX 588
PORTLAND, ME 04112

208-ANR-0315

Payson Total Return Fund

ANNUAL REPORT // March 31, 2015

HM Payson

PAYSON TOTAL RETURN FUND TABLE OF CONTENTS MARCH 31, 2015

A Message to Our Shareholders (Unaudited)	1
Performance Chart and Analysis (Unaudited)	3
Schedule of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	14
Additional Information (Unaudited)	15

IMPORTANT INFORMATION

The views in this report were those of the Payson Total Return Fund’s (the “Fund”) adviser, H.M. Payson & Co. (the “Adviser”) as of March 31, 2015, and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. Holdings and allocations are subject to risk and to change. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

An investment in the Fund is subject to risk, including the possible loss of principal. Other Fund risks include debt securities risk, exchange-traded funds risk, interest rate risk, credit risk, liquidity risk, inflation indexed security risk, government securities risk and value investment risk. Foreign investing involves certain risks and increased volatility not associated with investing solely in the U.S., including currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Mortgage-related and other asset-backed securities risks include extension risk and prepayment risk. In addition, the Fund invests in midcap companies which pose greater risks than those associated with larger, more established companies. There is no assurance that the Fund will achieve its investment objective.

PAYSON TOTAL RETURN FUND A MESSAGE TO OUT SHAREHOLDERS (Unaudited) MARCH 31, 2015

Dear Payson Total Return Fund Shareholder,

The Payson Total Return Fund (the “Fund”) provided a total return of 6.32% for the fiscal year ending March 31, 2015. These results compare to the total return for the S&P 500 Index (the “Index”) over that same time period of 12.73%. From a longer term perspective, the Fund generated a 3-year annualized return of 10.09% as compared to the Index of 16.09%. On a 5-year basis, the Fund posted annualized results of 10.99% which was less than the 14.47% results posted by the Index over that same time period.

For a longer-term perspective, the Fund’s ten-year average annual total return for the period ended March 31, 2015, was 6.64%. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual gross operating expense ratio is 1.01%. For the most recent month end performance, please call (800) 805-8258. Total returns include reinvestment of dividend and capital gains. For some of the periods reported, some of the Fund’s fees were waived or expenses reimbursed, otherwise total return would have been lower.

The secular bull market in stock prices that started in the spring of 2009 continued this past Fund fiscal year as the US economy showed further improvement in employment growth and manufacturing output. Further, the Federal Reserve (“Fed”) chose to maintain a low interest rate policy in an effort to provide further stimulation to the sluggish economic recovery. Although earnings growth during this last fiscal year was slower than the previous years of the recovery, it was nevertheless positive and helped to support stock prices. In addition to the low interest rate environment, the US economy benefited from the dramatic drop in energy prices and stronger consumer sentiment. It was evident as the year progressed that the US economy was showing signs of improvement relative to most foreign economies. This relative strength led to an appreciation of the US dollar compared to most other currencies, which led to strong fund flows into the US capital markets. As US multinational companies translated their foreign earnings back into US dollars, it negatively impacted their overall earnings.

All these trends (among others) had an impact on the performance and relative returns of the Payson Total Return Fund this past fiscal year. The Fund has maintained its consistent and disciplined approach to investing in high cash flowing companies with sustainable profit margins whose stock prices trade at reasonable valuations. In light of the fact that stock prices have generally been rising at a faster pace than overall earnings, stock price valuations remain elevated. For some time, the Adviser has found it increasingly challenging to find securities that met its criteria while trading at reasonable valuations. Generally, the approach led the Adviser to invest in larger capitalized companies whose valuations are more attractive than smaller companies at this point in the market cycle. Broadly speaking smaller capitalization companies have been outperforming large capitalization companies. Concurrently, with the anticipation that as the US economy showed continued improvement the Fed would be inclined to eventually raise interest rates, the Adviser chose to underweight more interest rate-sensitive sectors of the market. These sectors have also outperformed the market this past fiscal year. The Adviser remains confident in the long term approach to selecting stocks for the Fund and believes that the recent underperformance can be explained largely by transitory factors rather than long term or even permanent trends.

1

PAYSON TOTAL RETURN FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2015

Turning to specific factors that contributed to the performance of the Fund this past year, the portfolio continues to maintain an overweight position in technology stocks. The Adviser finds a number of companies in the sector have high quality balance sheets, generate strong cash flow, and have an increasing propensity to share cash flow with shareholders in the form of dividend increases and share repurchases. The Fund also has a strong commitment to health care stocks, which have been generating strong cash flow and dividend growth. In addition, as health care mergers and acquisitions accelerate, valuations have been rising. The Fund’s underweight in consumer discretionary stocks detracted from performance this past fiscal year as retailing, auto, and some housing related industries performed well. Despite the Fund’s modest underweight in the energy sector, the Fund’s selection of stocks within the sector also contributed to the Fund’s overall underperformance.

The best performing stocks in the Fund portfolio for the fiscal year included Apple Inc. (+65.35%), Valeant Pharmaceuticals (+43.14%), TJX Cos. Inc. (+34.37%), and General Dynamics (+27.20%). The worst performing stocks for the fiscal year in the Fund portfolio included Occidental Petroleum Corp. (-23.23%), BP Plc (-16.38%), Agco Corp. (-14.90%), and IBM Corp. (-14.47%).  Returns shown are the full year total return if the stock was held in the Fund portfolio for the full year. If the stock was held for less than the full year then the return from the stock while held in the Fund’s portfolio is shown above.

We continue to believe the portfolio is well positioned to perform relatively well in the current investing environment. As the Fed has suggested, it is inclined to raise interest rates with further evidence that the economy is improving, the labor supply is tightening and inflation is moving closer to its 2% target. We anticipate market valuations will adjust to the change accordingly, providing a tailwind to those sectors we currently find undervalued. Such a change in interest rates would lead us to believe high valuation stocks, concentrated in smaller companies, are likely to underperform.

As always, we thank you for your continued investment in the Payson Total Return Fund and confidence in H.M. Payson & Co.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

2

PAYSON TOTAL RETURN FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) MARCH 31, 2015

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Payson Total Return Fund (the “Fund”) compared with the performance of the benchmark, S&P 500 Index (the "S&P 500"), over the past ten fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment
Payson Total Return Fund vs. S&P 500 Index

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 805-8258. As stated in the Fund's prospectus, the annual operating expense ratio (gross) is 1.01%. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

3

PAYSON TOTAL RETURN FUND SCHEDULE OF INVESTMENTS MARCH 31, 2015

Shares	Security Description	Value

Common Stock - 96.7%
Consumer Discretionary - 9.4%
50,237	Discovery Communications, Inc., Class A (a)	$1,545,290
25,000	McDonald's Corp.	2,436,000
24,148	The TJX Cos., Inc.	1,691,567
22,485	Viacom, Inc., Class B	1,535,726
		7,208,583
Consumer Staples - 12.2%
284,945	Ambev SA, ADR	1,641,283
12,781	Diageo PLC, ADR	1,413,195
22,420	PepsiCo, Inc.	2,143,800
10,075	Valeant Pharmaceuticals International, Inc. (a)	2,001,097
26,700	Wal-Mart Stores, Inc.	2,196,075
		9,395,450
Energy - 9.2%
37,380	Devon Energy Corp.	2,254,388
14,500	Exxon Mobil Corp.	1,232,500
19,828	Occidental Petroleum Corp.	1,447,444
42,926	The Williams Cos., Inc.	2,171,626
		7,105,958
Financial - 19.7%
37,700	Aflac, Inc.	2,413,177
43,280	American International Group, Inc.	2,371,311
133,440	Bank of America Corp.	2,053,642
15,336	Berkshire Hathaway, Inc., Class B (a)	2,213,292
42,730	JPMorgan Chase & Co.	2,588,583
19,350	MasterCard, Inc., Class A	1,671,646
27,700	Visa, Inc., Class A	1,811,857
		15,123,508
Health Care - 13.0%
44,079	Abbott Laboratories	2,042,180
32,554	Baxter International, Inc.	2,229,949
8,600	Express Scripts Holding Co. (a)	746,222
18,637	Gilead Sciences, Inc. (a)	1,828,849
13,223	Johnson & Johnson	1,330,234
51,737	Pfizer, Inc.	1,799,930
		9,977,364
Industrials - 12.3%
55,310	AGCO Corp.	2,634,968
17,200	Danaher Corp.	1,460,280
14,865	General Dynamics Corp.	2,017,627
61,448	General Electric Co.	1,524,525
15,335	United Technologies Corp.	1,797,262
		9,434,662

Technology - 20.9%
28,332	Apple, Inc.	3,525,351
3,825	Google, Inc., Class A (a)	2,121,728
11,830	IBM	1,898,715
72,298	Intel Corp.	2,260,758
56,000	Microsoft Corp.	2,276,680
33,736	Oracle Corp.	1,455,708
36,900	QUALCOMM, Inc.	2,558,646
		16,097,586

Total Common Stock (Cost $61,049,922)	74,343,111

Investment Companies - 2.7%
51,000	Vanguard FTSE Emerging Markets ETF (Cost $2,056,276)	2,084,370

Total Investments - 99.4% (Cost $63,106,198)*	$76,427,481

Other Assets & Liabilities, Net – 0.6%	447,868
Net Assets – 100.0%	$76,875,349

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
PLC	Public Limited Company
(a)	Non-income producing security.

*	Cost for federal income tax purposes is $63,135,469 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$15,446,002
Gross Unrealized Depreciation	(2,153,990)
Net Unrealized Appreciation	$13,292,012

See Notes to Financial Statements.	4

PAYSON TOTAL RETURN FUND SCHEDULE OF INVESTMENTS MARCH 31, 2015

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2015.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$76,427,481
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$76,427,481

The Level 1 value displayed in this table is Common Stock and Investment Companies. Refer to this Schedule of Investments for a further breakout of each security by industry.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2015.

PORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	9.4%
Consumer Staples	12.3%
Energy	9.3%
Financial	19.8%
Health Care	13.1%
Industrials	12.3%
Technology	21.1%
Investment Companies	2.7%
100.0%

See Notes to Financial Statements.	5

PAYSON TOTAL RETURN FUND STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2015

	ASSETS
	Total investments, at value (Cost $63,106,198)	$76,427,481
	Cash	466,257
	Receivables:
	Fund shares sold	68,597
	Dividends and interest	113,861
	Prepaid expenses	9,655
	Total Assets	77,085,851

	LIABILITIES
	Payables:
	Fund shares redeemed	7,463
	Distributions payable	124,227
	Accrued Liabilities:
Adviser	Investment adviser fees	39,558
	Trustees’ fees and expenses	70
	Fund services fees	14,833
	Other expenses	24,351
	Total Liabilities	210,502

	NET ASSETS	$76,875,349

	COMPONENTS OF NET ASSETS
	Paid-in capital	$60,941,305
	Distributions in excess of net investment income	(328)
	Accumulated net realized gain	2,613,089
	Net unrealized appreciation	13,321,283
	NET ASSETS	$76,875,349
	SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	5,053,710
	NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.21

See Notes to Financial Statements.	6

PAYSON TOTAL RETURN FUND STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2015

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $12,387)	$1,505,212
Interest income	2,982
Total Investment Income	1,508,194
Adviser
EXPENSES
Investment adviser fees	448,738
Fund services fees	177,380
Custodian fees	7,712
Registration fees	20,380
Professional fees	37,051
Trustees' fees and expenses	3,865
Miscellaneous expenses	28,699
Total Expenses	723,825
NET INVESTMENT INCOME	784,369

NET REALIZED AND UNREALIZED GAIN
Net realized gain on investments	3,485,250
Net change in unrealized appreciation on investments	317,672
NET REALIZED AND UNREALIZED GAIN	3,802,922
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,587,291

See Notes to Financial Statements.	7

PAYSON TOTAL RETURN FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended March 31,
	2015	2014
OPERATIONS
Net investment income	$784,369	$1,864,271
Net realized gain	3,485,250	3,563,307
Net change in unrealized appreciation	317,672	6,403,979
Increase in Net Assets Resulting from Operations	4,587,291	11,831,557

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(784,962)	(1,864,230)
Net realized gain	(3,729,870)	(3,943,265)
Total Distributions to Shareholders	(4,514,832)	(5,807,495)

CAPITAL SHARE TRANSACTIONS
Sale of shares	8,484,691	7,039,247
Reinvestment of distributions	4,045,084	4,677,577
Redemption of shares	(6,762,116)	(8,557,925)
Increase in Net Assets from Capital Share Transactions	5,767,659	3,158,899
Increase in Net Assets	5,840,118	9,182,961

NET ASSETS
Beginning of Year	71,035,231	61,852,270
End of Year (Including line (a))	$76,875,349	$71,035,231

SHARE TRANSACTIONS
Sale of shares	551,447	476,422
Reinvestment of distributions	271,995	319,630
Redemption of shares	(438,050)	(581,439)
Increase in Shares	385,392	214,613

(a) Undistributed (distributions in excess of) net investment income	$(328)	$265

See Notes to Financial Statements.	8

PAYSON TOTAL RETURN FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Years Ended March 31,
	2015	2014	2013	2012	2011
NET ASSET VALUE, Beginning of Year	$15.22	$13.89	$14.47	$14.00	$12.48
INVESTMENT OPERATIONS
Net investment income (a)	0.16	0.42	0.20	0.20	0.13
Net realized and unrealized gain	0.77	2.23	0.45	1.25	1.52
Total from Investment Operations	0.93	2.65	0.65	1.45	1.65
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.16)	(0.41)	(0.20)	(0.19)	(0.13)
Net realized gain	(0.78)	(0.91)	(1.03)	(0.79)	—
Total Distributions to Shareholders	(0.94)	(1.32)	(1.23)	(0.98)	(0.13)
NET ASSET VALUE, End of Year	$15.21	$15.22	$13.89	$14.47	$14.00
TOTAL RETURN	6.32%	19.62%	4.94%	11.35%	13.33%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Year (000's omitted)	$76,875	$71,035	$61,852	$54,743	$46,985
Ratios to Average Net Assets:
Net investment income	1.05%	2.84%	1.47%	1.45%	1.08%
Net expenses	0.97%	1.01%	1.07%	1.15%	1.28%
Gross expenses	0.97%	1.01%	1.07%	1.15%	1.29	%(b)
PORTFOLIO TURNOVER RATE	41%	47%	103%	101%	72%

(a)	Calculated based on average shares outstanding during each year.
(b)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	9

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS MARCH 31, 2015

Note 1. Organization

The Payson Total Return Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on November 25, 1991. The Fund seeks a combination of high current income and capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Fund's adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Fund's adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ

10

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS MARCH 31, 2015

from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of March 31, 2015, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2015, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

11

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS MARCH 31, 2015

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – H.M. Payson & Co. (the “Adviser”) is the investment Fund's adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.60% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution (12b-1) services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Effective January 1, 2015, each Independent Trustee’s annual retainer is $50,000 ($66,000 for the Chairman), and the Audit Committee Chairman receives an additional $6,000 annually. Effective April 1, 2015, the Vice Chairman receives an additional $6,000 annually.

Note 4. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than
12

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS MARCH 31, 2015

short-term investments during the year ended March 31, 2015, were $32,337,698 and $29,819,366, respectively.

Note 5. Federal Income Tax

Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:

2015	2014

Ordinary Income	$2,384,463	$2,225,195
Long-Term Capital Gain	2,704,611	2,986,532
	$5,089,074	$5,211,727

As of March 31, 2015, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$123,899
Undistributed Long-Term Gain	2,642,360
Net Unrealized Appreciation	13,292,012
Other Temporary Differences	(124,227)
Total	$15,934,044

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and treatment of distributions payable.

Note 6. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Payson Total Return Fund and the Board of Trustees of Forum Funds

We have audited the accompanying statement of assets and liabilities of Payson Total Return Fund (the "Fund"), a series of shares of beneficial interest in the Forum Funds, including the schedule of investments, as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2015 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Payson Total Return Fund as of March 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 26, 2015

14

PAYSON TOTAL RETURN FUND ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2015

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 805-8258 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 805-8258 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014, through March 31, 2015.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

15

PAYSON TOTAL RETURN FUND ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2015

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	October 1, 2014	March 31, 2015	Period*	Ratio*
Actual	$1,000.00	$1,024.58	$4.85	0.96%
Hypothetical (5% return before taxes)	$1,000.00	$1,020.14	$4.84	0.96%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 59.11% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 89.91% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 0.08% as qualified interest income exempt from U.S. tax for foreign shareholders (QII) and 43.00% as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 805-8258.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003; formerly, Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) 1995-2002.	27	None
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	27	None
1The Fund Complex includes the Trust, Forum Funds II and Forum ETF Trust and is overseen by different Boards of Trustees.

16

PAYSON TOTAL RETURN FUND ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2015

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	27	None
David Tucker Born: 1958	Trustee; Vice Chairman	Since 2011 (Vice Chairman since 2015)	Director, Blue Sky Experience since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	37	Trustee, Forum Funds II and Forum ETF Trust
Interested Trustee
John Y. Keffer2 Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	37	Director, Wintergreen Fund, Inc.; Trustee, Forum Funds II, Forum ETF Trust and ALTMFX Trust
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Associate Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
1The Fund Complex includes the Trust, Forum Funds II and Forum ETF Trust and is overseen by different Boards of Trustees.
2Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

17

FOR MORE INFORMATION

PAYSON TOTAL RETURN FUND
P.O. Box 588
Portland, Maine 04112
(800) 805-8258 (toll free)
www.hmpayson.com

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

230-ANR-0315

HM Payson

800 805 8258 // hmpayson.com

ITEM 2. CODE OF ETHICS.
(a)
As of the end of the period covered by this report, Forum Funds (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Registrant’s Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f) (1)	A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $223,800  in 2014 and $223,800 in 2015.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2014 and $0 in 2015.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $44,000 in 2014 and $44,000 in 2015. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2014 and $0 in 2015.

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”). In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2014 and $0 in 2015. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant’s investment adviser or any Affiliate.

(h) During the Reporting Period, the Registrant's principal accountant provided no non-audit services to the investment advisers or any entity controlling, controlled by or under common control with the investment advisers to the series of the Registrant to which this report relates.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	May 28, 2015
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	May 28, 2015

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	May 28, 2015